INSERT COPY FOR COVER PLEASE!!!!


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ARMADA FUNDS
ANNUAL REPORT -- MAY 31, 1999



ARMADA INTERNATIONAL EQUITY FUND

ARMADA SMALL CAP VALUE FUND

ARMADA SMALL CAP GROWTH FUND

ARMADA EQUITY GROWTH FUND

ARMADA TAX MANAGED EQUITY FUND

ARMADA CORE EQUITY FUND

ARMADA EQUITY INDEX FUND

ARMADA EQUITY INCOME FUND

ARMADA BALANCED ALLOCATION FUND

ARMADA TOTAL RETURN
   ADVANTAGE FUND

ARMADA BOND FUND

ARMADA INTERMEDIATE BOND FUND

ARMADA GNMA FUND

ARMADA ENHANCED INCOME FUND

ARMADA OHIO TAX EXEMPT FUND

ARMADA PENNSYLVANIA MUNICIPAL FUND

ARMADA NATIONAL TAX EXEMPT FUND

ARMADA OHIO MUNICIPAL
   MONEY MARKET FUND

ARMADA PENNSYLVANIA TAX
   EXEMPT MONEY MARKET FUND

ARMADA TAX EXEMPT
   MONEY MARKET FUND

ARMADA MONEY MARKET FUND

ARMADA GOVERNMENT
   MONEY MARKET FUND

ARMADA TREASURY MONEY
   MARKET FUND


TABLE OF CONTENTS
Chairman's Message .....................................................   1
Economic Overview ......................................................   2
Fund Overview ..........................................................   4
Report of Independent Auditors .........................................  22
Notice to Shareholders .................................................  24

FINANCIAL STATEMENTS
   Statement of Net Assets and Financial Highlights ....................  26
   Statement of Assets and Liabilities ................................. 135
   Statements of Operations ............................................ 136
   Statements of Changes in Net Assets ................................. 140

NOTES TO FINANCIAL STATEMENTS .......................................... 148

                                 [BOUNDING BOX]

                            [SECONDARY BOUNDING BOX]

               NOT FDIC INSURED NOT BANK GUARANTEED MAY LOSE VALUE

                          [END SECONDARY BOUNDING BOX]

   AN INVESTMENT IN MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET FUND(S) SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND(S).

   National City Investment Management Company serves as investment adviser to Armada Funds for which it receives an investment advisory fee. For more complete information about Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with National City Bank and is not a bank.

[END BOUNDING BOX]

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                                  ARMADA FUNDS
BOARD OF TRUSTEES


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young LLP
Director:
Cold Metal Products, Inc.
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
 Executive Vice President,
     National City Corporation
 Chairman, President and Chief Executive
     Officer, NatCity Investments, Inc.


LEIGH CARTER
 Retired President and Chief Operating
      Officer, B.F. Goodrich Company
 Director:
 Kirtland Capital Corporation
 Morrison Products
 TruSeal Technologies


JOHN F. DURKOTT
 President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.


 ROBERT J. FARLING
 Retired Chairman, President and Chief
     Executive Officer, Centerior Energy


RICHARD W. FURST, DEAN
Garvice D. Kincaid Professor of Finance
     and Dean, Carol Martin Gatton College
     of Business and Economics, University
     of Kentucky
 Director:
 Foam Design, Inc.
 The Seed Corporation


GERALD L. GHERLEIN
 Executive Vice President and General
     Counsel, Eaton Corporation
 Trustee:
 WVIZ Educational Television


J. WILLIAM PULLEN
 President and Chief Executive Officer,
     Whayne Supply Company

  The Armada Trustees also serve as the Trustees of the Parkstone Mutual Funds.

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


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                               CHAIRMAN'S MESSAGE

DEAR SHAREHOLDERS:
   It is a pleasure to report to you that total assets in Armada Funds increased 58% to $11.7 billion as of May 31, 1999, from the $7.4 billion on May 31, 1998. This growth resulted from additional investments, market appreciation, strong sales, and the transfer of assets from accounts of the Parkstone Mutual Funds and the pooled trust funds.

INVESTMENT PERFORMANCE LEADERSHIP
   Given the volatility of all capital markets, we are pleased that our performance has been very satisfactory. Especially noteworthy has been the recognition given to the following Armada Funds by industry rating services:

[bullet] ARMADA EQUITY GROWTH FUND CLASS I and CLASS A were awarded an OVERALL
         FOUR STAR rating by MORNINGSTAR for the a period ended May 31, 1999. Additionally, Equity Growth Class I received a FIVE STAR rating for the three-year period ended May 31, 1999.

[bullet] ARMADA ENHANCED INCOME FUND and EQUITY INCOME FUND (CLASS I and
         CLASS A) were awarded an OVERALL FOUR STAR rating by MORNINGSTAR for the period ended May 31, 1999.

[bullet] ARMADA GNMA FUND and OHIO TAX EXEMPT FUND (CLASS I) were awarded an
         OVERALL FOUR STAR rating by MORNINGSTAR for the period ended May 31, 1999.

[bullet] ARMADA TOTAL RETURN ADVANTAGE FUND CLASS I was listed as a top 15 performer in the WALL STREET JOURNAL'S Mutual Fund Scorecard on April 16, 1999.

[bullet] Both the ARMADA INTERNATIONAL EQUITY FUND and the SMALL CAP GROWTH FUND demonstrated strong performance in particularly turbulent international and small cap markets by ranking in the top quartile of similarly managed funds in the Lipper database.

WWW.ARMADAFUNDS.COM

   Continuing to improve our service to you, our shareholders, is a crucial commitment of our business. To provide you with easy and timely access to information about your investments we introduced our web site in February of 1999. I hope you find our website useful and encourage you to send us your comments at armadafunds@seic.com.

   For those of you who haven't visited the site - try it at www.armadafunds.com! We believe it will answer most of your questions and provide clear, concise and timely information on your investment in Armada Funds.

IN CLOSING . . .

   The accompanying report contains each Fund's audited financial statements, its specific portfolio of investments, and a detailed discussion of its performance during the fiscal year ended May 31, 1999. Also, you will find a commentary from our investment adviser, National City Investment Management Company, which includes an economic outlook for the coming months and a discussion of why it believes they will be strong for the financial markets.

   As always, if you have questions please contact your account representative or our Investor Services line at 1-800-622-FUND (3863) which is available from 8:00 a.m. to 8:00 p.m. Eastern Standard Time for your convenience.

   Finally, I would like to thank you for your continued confidence in us. We look forward to providing you with consistent management and service to meet your investment needs now and in the future.

Sincerely,


/s/ Signature omitted
Robert D. Neary
Chairman
Armada Funds

                                                                  [LOGO OMITTED]
                                        1

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                               ECONOMIC OVERVIEW

DEAR SHAREHOLDER:
   As the past fiscal year came to a close, the U.S. economy continued to act as if it were in the early stages of an economic recovery rather than completing the 98th consecutive month of an expansion. After posting a 4.3 percent gain for calendar year 1998, the highest rate since 1984, gross domestic product (GDP) grew by another 4.3 percent (annualized) in the first quarter of 1999. Encouraged by low unemployment and large gains in real wages, consumer spending was brisk throughout the past 12 months, with housing and auto sales particularly strong. By the end of May, even the moribund manufacturing sector reversed its decline, as increasing demand, coupled with a relative lack of inventory, pushed manufacturing output to its fastest growth in over two years.

   Large cap growth stocks continued to enjoy tremendous gains throughout the year. Their march was interrupted only briefly though dramatically -- during the third quarter of 1998 by global economic woes that took their toll on all but the Treasury markets.

   The rest of the equity markets did not fare nearly as well. The quest for liquidity and predictable earnings growth led investors to treat smaller domestic stocks, as well as international equities, with caution. How wide was the disparity in returns? The S&P 500 Composite Index, a leading large cap indicator, returned a total of 21.05 percent over the past 12 months. Meanwhile, the Russell 2000 Index of small cap stocks lost 2.69 percent of its value. Even within the large cap segment of the market, gains were heavily concentrated in the technology-heavy growth sector. The S&P 500/BARRA Growth Index returned
28.15 percent, more than double the S&P 500/BARRA Value Index.

   These inequalities began to reverse themselves only near the end of the reporting period, as attractive valuations and signs of a genuine recovery in Asia and Latin America led to renewed interest in small cap and value stocks. Huge price gains, especially in energy, basic materials, and other cyclical sectors, helped the BARRA Value Index easily outperform BARRA Growth Index during April and May. In April alone, BARRA Value Index returned 8.62 percent versus (0.19) percent for BARRA Growth Index. The broadening of the market helped the Russell 2000 Index leap 12.28 percent for the three months ended May 31.

   International stocks posted less than stellar gains in U.S. dollars over the past 12 months, although results could have been much worse given the economic and monetary problems that plagued many Asian and Latin American countries. The Morgan Stanley EAFE (Europe, Australasia, Far East) Equity Index, a leading international benchmark, returned 4.36 percent for the period. The European markets as a whole posted a gain of 2.5 percent in local currencies, but the strong showing of the dollar versus the euro sent returns after conversion into negative territory. Asia performed better, with the Morgan Stanley Asia-Pacific All-Country Index up 13.45 percent in local currencies. That return translated to 26.73 percent in dollars, thanks largely to the recovery of the Japanese yen.

   The fixed income markets faced a difficult 12 months. The Lehman Aggregate Bond Index returned a disappointing 4.34 percent, yet this figure belied a period of extreme volatility. During the third quarter of 1998, the global "flight to quality" sent Treasury prices soaring and yields (which move in the opposite direction) plummeting. At the same time, the "spread" sectors of the bond market -- corporate bonds, asset-backed securities, and mortgage-backed securities -- suffered a liquidity crisis. This situation continued into the fourth quarter. Long Treasury yields reached their lows of a generation, with 10-year notes yielding 4.15 percent and 30-year bonds at 4.70 percent.

   As we entered 1999, the scenario began to reverse itself. The spread sectors staged a dramatic recovery, due in no small part to an unexpectedly rapid easing of Brazil's economic crisis. Brazil's recovery is, in many respects, the arch example of how the developing markets have rebounded so quickly. Recognizing an attractive risk/return tradeoff, private capital swiftly returned to these countries, stabilizing their markets and contributing to liquidity. These events, in turn, led to falling interest rates and a subsequent improvement in their economies.

   Continued evidence of extremely strong domestic growth and the consequent rekindling of inflation fears sent Treasury yields rising throughout the first five months of 1999, firmly establishing a bear market for bonds. Interest rates rose across the yield curve, hitting shorter-term maturities the hardest.

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                               ECONOMIC OVERVIEW

   Looking ahead, our outlook for U.S. economic growth remains sanguine. Consumer demand will likely continue to provide a solid, though lesser, boost to economic activity. However, future GDP growth may be closer to 3 percent rather than the 4 percent to which we've become accustomed. Incremental gains in manufacturing rely largely on a continuing global recovery, but we are confident that many recent trouble spots in Asia and Latin America are taking the painful, but necessary, steps to enhance their economic prospects.

   The major issues facing Asia today are the sustainability of exports and the viability of Japan's economy after its upcoming national election. Asia is still relying on exports to build economic momentum and adequate reserve balances. Japan is making a lot of the right promises but needs to make painful job cuts to follow through on them. We are mindful of these risks but remain constructive on Asia. Likewise, Latin America has made great progress in the wake of Brazil's flotation of their currency, the Real, and the recovery in commodity prices. In sum, global recovery is on more solid footing today, propelled by emerging market recoveries after two difficult years.

   At home, higher than expected growth data will likely translate into a tightening of short-term interest rates by the Fed, but we believe that a series of successive rate hikes is still highly unlikely and that the federal funds rate won't increase by more than a total of 50 basis points. The combination of strong growth, higher headline inflation, and a less friendly Fed likely means that Treasury yields will continue to rise in the short-term. However, assuming growth, and especially inflation, do not accelerate greatly, we still believe that yields above 6 1/4 percent on 30-Year Treasury Bonds offer investors long-term value. On the margin, we're more convinced than the Fed is that the current pace of growth is non-inflationary. Rather, it is the result of tremendous leaps in productivity, thanks to technology enhancements and Corporate America's strict cost-control measures.

   As for the equity markets, the resurgence in small cap and large cap value stocks is likely to continue. Valuations remain attractive, and investors finally appear ready to let growth-stock earnings catch up a bit with their current prices. As long as we see a continuation of global growth, and the markets indicate that we will, earnings in the cyclical sectors are likely to follow suit.


Sincerely,


/s/ signature omitted

Donald L. Ross
Chief Investment Officer
National City Investment Management Co.

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                  ARMADA INTERNATIONAL EQUITY FUND OVERVIEW
                  COMMENTS FROM THE INTERNATIONAL EQUITY TEAM

   Our portfolio benefited from our country allocation decisions and risk-control disciplines, although our bias toward companies with strong and stable competitive advantages was not rewarded as we had hoped. For the fiscal year ended May 31, 1999, the Armada International Equity Fund produced a total return of 0.84 percent (before sales charges) for Class A investors, 0.10 percent (before sales charges) for Class B investors and 0.95 percent for Class I investors. Over the same period, the Fund's benchmark, the Morgan Stanley EAFE Index, produced a total return of 4.36 percent.

   As the world economy began showing signs of recovery, investors balked at paying a premium for high-quality stocks. We believe that investors will return in increasing numbers to the best-managed, most profitable companies as the year progresses. For example, we're optimistic about the portfolio's weighting in systems integration companies. Our holdings in this sector include Tieto in Finland, Nihon Unisys in Japan, and Logica in the United Kingdom. All are well-run companies, and they stand to benefit from the growing trend in their respective countries toward retooling information technology to improve corporate productivity.

   We find the Hong Kong and Singapore markets attractively valued even after impressive returns year to date. Economic conditions are improving as current account balances have turned positive. These surpluses have allowed central banks to ease interest rates without causing currency devaluations and permitted governments to finance fiscal stimulus programs. We believe that the improvement in economic conditions needs to be followed up by reforms for wealth creation to continue, and we are cautiously optimistic that such reforms will take place.

   Likewise, certain European markets are attractive. The accession rates for adopting the euro have left some countries with a competitive advantage over others. Likewise, some countries are simply more sound fiscally. We believe that these imbalances will have a persistent effect on the differences in economic growth rates within the region. In particular, we believe that markets such as France and Ireland are poised to enjoy stronger growth while Germany and Italy are likely to suffer.

   Japan is in the early stages of structural reform. However, the pace and timing of reform may lead to episodes of disappointment as earnings struggle to emerge from the doldrums. Therefore, we limited our holdings in Japan as of May 31 to 16.2 percent of the portfolio, a weighting 6.9 percent below the benchmark's.

GROWTH OF A $10,000 INVESTMENT3


[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

         CLASS I  CLASS A  CLASS B  MSCI EAFE

8/1/97   10,000    9,450   10,000     10,000
May 98   10,875   10,232   10,839     10,361
May 99   10,978   10,318   10,349     10,813

Armada International Equity Fund (Class I Shares)1
Armada International Equity Fund (Class A Shares with sales charge)4 Armada International Equity Fund (Class B Shares) 5,6
Morgan Stanley EAFE Index


ARMADA INTERNATIONAL EQUITY FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                                Annualized        Cumulative
                                                  Since             Since
                                   1 Year       Inception2        Inception2

Class I Shares1                     0.95%          5.24%            9.80%
Class A Shares                      0.84%          4.92%            9.19%
Class A Shares,
  with Sales Charge4               (4.70)%         1.74%            3.21%
Class B Shares                      0.10%         11.60%           16.57%
Class B Shares,
  with Sales Charge5               (4.90)%         8.15%           11.57%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA INTERNATIONAL EQUITY FUND'S DATE OF INCEPTION WAS AUGUST 1, 1997
  FOR BOTH CLASS I SHARES AND CLASS A SHARES AND JANUARY 6, 1998 FOR CLASS B SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT
  MAY 31, 1999, OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST YEAR TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE
  CLASS A SHARES FROM DATE OF INCEPTION.

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                      ARMADA SMALL CAP VALUE FUND OVERVIEW
                      COMMENTS FROM THE EQUITY VALUE TEAM

   The past year proved to be a difficult period in both the small cap and value segments of the market. Still, in an environment that favored large cap growth and Internet stocks, our results lagged the Russell 2000 Index only slightly. For the fiscal year ended May 31, 1999, the Armada Small Cap Value Fund produced a total return of (4.38) percent (before sales charges) for Class A investors, (5.13) percent (before sales charges) for Class B investors and (3.67) percent for Class I investors. During the same period, the Russell 2000 Index returned (2.69) percent while the Russell 2000 Value Index returned (9.53) percent. The management team adopted the latter benchmark at the end of the reporting period to reflect the Fund's value-oriented investing style.

   Specifically, we benefited from well-timed purchases of technology companies as well as a large overweighting in basic materials. Such technology holdings as Autodesk and Adobe Systems -- purchased when Asia's economic woes had trimmed their valuations -- subsequently proved to be strong performers. In basic materials, Ryerson Tull and Geon are just two companies that posted excellent results as this and other undervalued sectors rallied in April and May.

   We believe that the continuing recovery of the world economy and renewed investor confidence should translate into solid performance for value investors and the small cap segment of the market. At year-end we took some profits in basic materials and scaled its weighting back to a still healthy 19 percent of the portfolio. We invested some of that money in Real Estate Investment Trusts (REITs), which are attractively priced and showing signs of improving investor sentiment -- two of our key purchase criteria. In addition, dividends and earnings are increasing, and REITs no longer appear to be diluting shareholders by relying too heavily on the equity markets. New holdings in this sector include Developers Diversified and Arden Realty.

   The management team also likes the prospects for the utilities sector, where we are evaluating a variety of potential purchases. Valuations in the group seem reasonable, and several smaller players appear likely acquisition candidates.

GROWTH OF A $10,000 INVESTMENT3

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

         CLASS I  CLASS A  CLASS B  RUSSELL RUSSELL
                                     VALUE   INDEX
7/26/94  10,000   10,000   10,000   10,000  10,000
8/15/94  10,000    9,450   10,000   10,000  10,000
May 95   11,464   10,535   11,149   11,415  11,084
May 96   14,059   12,883   13,632   15,512  14,049
May 97   17,378   15,879   16,803   16,594  16,946
May 98   20,823   18,977   20,016   20,118  21,465
May 99   20,058   18,146   18,789   19,577  19,420

Armada Small Cap Value Fund (Class I Shares)1
Armada Small Cap Value Fund (Class A Shares with sales charge)4
Armada Small Cap Value Fund (Class B Shares) 5,6
Russell 2000 Value Index
Russell 2000 Index

ARMADA SMALL CAP VALUE FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                           Annualized   Cumulative
                              Annualized     Since        Since
                     1 Year     3 Year     Inception2   Inception2

Class I Shares1      (3.67)%    12.58%       15.43%      100.58%
Class A Shares       (4.38)%    12.10%       14.57%       92.00%
Class A Shares,
  with Sales Charge4 (9.64)%    10.01%       13.23%       81.47%
Class B Shares       (5.13)%    11.68%       (3.06)%      (4.26)%
Class B Shares,
  with Sales Charge5 (9.40)%    10.60%       (6.21)%      (8.57)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA SMALL CAP VALUE FUND'S DATE OF INCEPTION WAS JULY 26, 1994 FOR
  CLASS I SHARES, AUGUST 15, 1994 FOR CLASS A SHARES AND JANUARY 6, 1998 FOR CLASS B SHARES. THE ANNUALIZED 3-YEAR RETURN OF THE CLASS B SHARES INCLUDES INFORMATION FROM COMMENCEMENT OF OPERATIONS OF THE CLASS A SHARES, RATHER THAN THE DATE CLASS B SHARES WERE INTRODUCED.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT
  MAY 31, 1999, OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST YEAR TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE
  CLASS A SHARES FROM DATE OF INCEPTION.

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                     ARMADA SMALL CAP GROWTH FUND OVERVIEW
                     COMMENTS FROM THE EQUITY GROWTH TEAM

   The past year proved to be a difficult one for the Fund and for small cap investors in general. For the fiscal year ended May 31, 1999, the Armada Small Cap Growth Fund produced a total return of (12.54) percent (before sales charges) for Class A investors, (13.26) percent (before sales charges) for Class B investors, and (12.36) for Class I investors. During the same period, the Russell 2000 Index returned (2.69) percent and the Russell 2000 Growth Index returned 3.93 percent. The Fund assumed the latter benchmark on January 1 to reflect the portfolio's bias toward growth stocks.

   The discrepancy between large cap and small cap performance was the widest we had seen in some time, with the S&P 500 outperforming the Russell 2000 Index by
23.74 percentage points. The economic crisis that rippled through Asia and other emerging markets from late 1997 through 1998 sent investors fleeing from small cap and mid cap stocks to the highly liquid large cap and U.S. Treasury markets.

   Internet-related companies, led by names like CMGI, E-Trade, and DoubleClick, accounted for what good news the small cap sector offered. Unfortunately, our purchasing criteria -- limiting us to stocks with market caps not exceeding $750 million -- effectively prohibited us from including these companies in the portfolio for most of the year. Given the tremendous expansion of market values in every sector of the market, our ceiling left us at the low end of the small cap market where stocks were hit hardest.

   We remedied this situation in January by raising the Fund's market cap ceiling to $3 billion. The Fund can own stocks with even greater market caps as long as they remain in the benchmark. After assuming the Fund's management from former sub-advisor Wellington Management in August 1998, we instituted some other changes. For example, in keeping with National City's overall investment philosophy, we added some additional risk controls that should reduce the portfolio's overall volatility. We've set new minimum and maximum sector weightings, and by May 31 had more than doubled the number of stocks in the portfolio year-over-year.

   With the easing of the global financial crisis, we believe that the Fund and the small cap market in general are poised for a rebound. Indeed, the market already showed signs of broadening during April and May. Investors seemed willing to assume some additional risk rather than continue paying a premium for a handful of large cap stocks. Small cap prices should also benefit from improved earnings-per-share growth expectations for the asset class as a whole.

GROWTH OF A $10,000 INVESTMENT3


[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                                      GROWTH
         CLASS I  CLASS A   CLASS B   INDEX     INDEX
8/1/97   10,000    9,450    10,000    10,000    10,000
May 98   11,735   11,073    11,697    11,108    10,659
May 99   10,285    9,685     9,655    10,809    11,078

Armada Small Cap Growth Fund (Class I Shares)1
Armada Small Cap Growth Fund (Class A Shares with sales charge)4
Armada Small Cap Growth Fund (Class B Shares)5,6
Russell Growth Index
Russell 200 Index

ARMADA SMALL CAP GROWTH FUND
----------------------------
Aggregate Total Return as of 5/31/99

                                         Annualized   Cumulative
                                           Since        Since
                                          1 Year      Inception2   Inception2

Class I Shares1                          (12.36)%       1.54%         2.85%
Class A Shares                           (12.54)%       1.35%         2.48%
Class A Shares, with Sales Charge4       (17.36)%      (1.73)%       (3.14)%
Class B Shares                           (13.26)%      (3.56)%       (4.94)%
Class B Shares, with Sales Charge5       (17.55)%      (7.00)%       (9.64)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA SMALL CAP GROWTH FUND'S DATE OF INCEPTION WAS AUGUST 1, 1997 FOR
  BOTH CLASS I SHARES AND CLASS A SHARES AND JANUARY 6, 1998 FOR CLASS B
  SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT
  AT MAY 31, 1999, OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST YEAR TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE
  CLASS A SHARES FROM DATE OF INCEPTION.

[ARROW GRAPHIC OMITTED]

                      ARMADA EQUITY GROWTH FUND OVERVIEW
                      COMMENTS FROM THE EQUITY GROWTH TEAM

   For the fiscal year ended May 31, 1999, the Armada Equity Growth Fund produced a total return of 19.88 percent (before sales charges) for Class A investors, 19.22 percent (before sales charges) for Class B investors, and 20.16 percent for Class I investors. During the same period, the S&P 500/ Barra Growth Index returned 28.15 percent and the S&P 500 Composite Index returned 21.05 percent. We adopted the latter benchmark in May to reflect more accurately the Fund's investment objectives. Given that we made this change late in the fiscal year, all benchmark comparisons below relate to the Barra Growth Index.

   Large cap stocks again reaped most of the stock market's gains over the past 12 months, and the Fund performed strongly over this period. In particular, we profited from an overweighting in the consumer cyclical and consumer services sectors and from our near benchmark weighting in technology, the portfolio's largest sector holding. Such stocks as AirTouch, Cisco Systems, and EMC Corp. more than doubled in value, while The Gap, IBM, Lexmark, MCI/WorldCom, Tandy, Time-Warner, and Wal-Mart posted excellent returns.

   An underweighting in basic materials served us well for most of the year, but we gave back some gains when that sector rebounded in April. A similar story unfolded in the energy sector, where we were underweighted or market neutral through April. We increased our energy exposure in May.

   Our underperformance relative to the Barra Growth Index can be attributed to the outstanding performance of a handful of companies at the high end of its market cap range. The market-weighted nature of the benchmark means that such companies had the most impact on its returns. Microsoft and General Electric by themselves account for a combined 13 percent of Barra Growth's market cap. The Fund owns both stocks, but we held our percentage weighting in these companies to less than the benchmark's due, in part, to our commitment to managing risk.

   As long as inflation remains in check, we believe that the Fund will continue to benefit from the strong earnings growth of our holdings. For example, Cisco, as well as Lucent Technologies, another holding, should thrive as the Internet's infrastructure demands increase. In addition, improving supply and demand balances in paper and energy are likely to translate into improved earnings. That belief prompted us to overweight the portfolio in these sectors at year-end, adding such companies as Burlington Resources, Chevron, Exxon, International Paper, and Schlumberger. Relative to the Fund's benchmark change, shareholders can expect to see a slight reduction in our technology and healthcare holdings as well as an increase in the portfolio's financial weighting.

GROWTH OF A $10,000 INVESTMENT3

[Graphic Omitted]
Plot points are as follows:

                                    COMPOSITE  GROWTH
         CLASS I   CLASS A   CLASS B  INDEX    INDEX
12/20/89 10,000     9,450    10,000   10,000   10,000
5/90     10,847    10,250    10,845   10,629   10,852
5/91     12,805    12,101    12,808   11,879   12,377
5/92     13,943    13,124    13,895   13,052   13,708
5/93     14,942    14,040    14,867   14,565   14,660
5/94     15,154    14,199    15,034   15,181   14,813
5/95     16,765    15,670    16,590   18,240   18,252
5/96     20,893    19,484    20,628   23,424   23,821
5/97     27,071    25,181    26,659   30,310   31,754
5/98     34,827    32,313    34,097   39,607   42,007
5/99     41,848    38,736    40,651   47,944   53,832

Armada Equity Growth Fund (Class I Shares)1
Armada Equity Growth Fund (Class A Shares with sales charge)4, 6
Armada Equity Growth Fund (Class B Shares)5, 6
S&P 500 Composite Index
S&P 500/BARRA Growth Index

ARMADA EQUITY GROWTH FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                                          Annualized  Cumulative
                                  Annualized   Annualized   Since       Since
                       1 Year       3 Year       5 Year   Inception2  Inception2

Class I Shares1        20.16%       26.05%       22.53%     16.36%     318.50%
Class A Shares         19.88%       25.74%       22.23%     15.78%     228.06%
Class A Shares,
  with Sales Charge4   13.30%       23.39%       20.85%     14.97%     210.04%
Class B Shares         19.22%       25.37%       22.01%     20.99%      30.51%
Class B Shares,
  with Sales Charge5   14.22%       24.52%       21.83%     17.66%      25.51%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA EQUITY GROWTH FUND'S DATE OF INCEPTION WAS DECEMBER 20, 1989, FOR
  CLASS I SHARES, APRIL 15, 1991 FOR CLASS A SHARES AND JANUARY 6, 1998 FOR CLASS B SHARES. THE ANNUALIZED 3-YEAR AND ANNUALIZED 5-YEAR RETURNS OF THE CLASS B SHARES INCLUDE INFORMATION FROM COMMENCEMENT OF OPERATIONS OF THE CLASS I SHARES, RATHER THAN THE DATE CLASS B SHARES WERE INTRODUCED.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT
  AT MAY 31, 1999, OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST
  YEAR TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR THE CLASS A AND CLASS B SHARES INCLUDES PERFORMANCE
  OF THE CLASS I SHARES FROM DATE OF INCEPTION.

[ARROW GRAPHIC OMITTED]

                    ARMADA TAX MANAGED EQUITY FUND OVERVIEW
                    COMMENTS FROM THE EQUITY GROWTH TEAM

   For the fiscal year ended May 31, 1999, the Armada Tax-Managed Equity Fund produced a total return of 23.03 percent (before sales charges) for Class A investors, 22.31 percent (before sales changes) for Class B investors, and 22.82 percent for Class I investors. During the same period, the S&P 500 Composite Index returned 21.05 percent.

   Measured on an after-tax basis, the Fund's performance was even more impressive. Although it is too early to comment on the calendar year ended 1999, investors received a modest penny per share in December for capital gains incurred from the Fund's inception (April 1998 for institutional shareholders and May 1998 for retail investors) through November. We accomplished this feat through our strategy of favoring capital appreciation (with its lower tax rate) over dividends, selling depreciated securities to offset some of our gains, and keeping portfolio turnover under 25 percent. The Fund's emphasis on low turnover orients the portfolio toward stocks that offer consistent, long-term growth.

   In the Fund's first full year, a benchmark weighting in the technology sector, a large exposure to health care stocks, and a modest overweighting in capital goods were most responsible for our excellent results. America Online, Cisco Systems, Sun Microsystems, Texas Instruments, Microsoft, MCI/WorldCom, and Vodafone all posted outstanding returns. Our health care holdings -- led by Medtronic and Johnson & Johnson -- contributed throughout most of the reporting period, although we gave back some gains in this sector when the market rotated to value stocks in April and May.

   In total, the Fund's assets grew in value by 60 percent year-over-year to approximately 254 million. This increase can be attributed to a combination of capital appreciation and the addition of assets in October resulting from a merger with two other National City common funds.

   Looking ahead, we intend to maintain a large exposure to healthcare -- 12.5 percent of assets at year-end -because we believe in the sector's long-term potential for growth. Moreover, in keeping with our shareholders' sensitivity to taxes, we expect to hold a large portion of the portfolio for the next three to five years.

GROWTH OF A $10,000 INVESTMENT3

[Graphic Omitted]
Plot points are as follows:

                                   COMPOSITE
         CLASS I  CLASS A  CLASS B   INDEX
5/31/89  10,000    9,450   10,000    10,000
May 90   11,540   10,905   11,540    11,712
May 91   13,262   12,532   13,262    13,089
May 92   14,459   13,664   14,459    14,383
May 93   15,681   14,819   15,681    16,049
May 94   15,890   15,016   15,890    16,728
May 95   17,798   16,819   17,798    20,099
May 96   22,402   21,170   22,402    25,811
May 97   28,825   27,240   28,825    33,400
May 98   38,603   36,479   38,603    43,644
May 99   47,412   44,881   47,215    52,831


Armada Tax Managed Equity Fund (Class Shares)1,6
Armada Tax Managed Equity Fund (Class Shares with sales charge)1,6 Armada Tax Managed Equity Fund (Class Shares)5,6
S&P 500 Composite Index


ARMADA TAX MANAGED EQUITY FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                                          Annualized  Cumulative
                         Annualized Annualized Annualized   Since       Since
                  1 Year   3 Year     5 Year    10 Year   Inception2  Inception2

Class I Shares1   22.82%   28.39%     24.44%     16.84%    17.65%      1031.70%
Class A Shares    23.03%   28.46%     24.48%     16.86%    17.66%      1033.58%
Class A Shares,
  with Sales
  Charge4         16.24%   26.03%     23.06%     16.18%    17.22%       971.75%
Class B Shares    19.12%   19.12%     19.12%     19.12%    17.62%      1027.03%
Class B Shares,
  with Sales
  Charge5         14.12%   14.12%     14.12%     14.12%    17.62%      1027.03%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES IS SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA TAX MANAGED EQUITY FUND'S DATE OF INCEPTION WAS APRIL 9, 1998,
  FOR CLASS I SHARES, MAY 11 1998, FOR CLASS A SHARES AND MAY 4, 1998, FOR
  CLASS B SHARES. THE ANNUALIZED 3, 5 AND 10-YEAR PERFORMANCE OF CLASS I SHARES, CLASS A SHARES AND CLASS B SHARES INCLUDES PERFORMANCE OF A PREDECESSOR
  COMMON TRUST FUND WHICH COMMENCED OPERATIONS ON JUNE 30, 1984.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT
  AT MAY 31, 1999, OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST YEAR TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR ALL CLASSES INCLUDES PERFORMANCE OF A PREDECESSOR
  COMMON TRUST FUND.

[ARROW GRAPHIC OMITTED]

            ARMADA CORE EQUITY FUND OVERVIEW
            COMMENTS FROM THE NATIONAL ASSET MANAGEMENT CORPORATION

   For the fiscal year ended May 31, 1999, the Armada Core Equity Fund produced a total return of 25.78 percent (before sales charges) for Class A investors,
25.17 percent (before sales charges) for Class B investors and 26.08 percent for Class I investors. Over the same period, the S&P 500 Composite Index returned a total of 21.05 percent.

   Our decision to increase the portfolio's technology overweighting during the third quarter of 1998 accounted for much of the Fund's outperformance versus the benchmark. As Asia's economic woes took their toll on U.S. equity markets, we were able to take advantage of some excellent valuation opportunities within this sector. In particular, we filled out our positions in such companies as Applied Materials and Teradyne while adding chip manufacturer Xilinx to the portfolio. This move paid off during the fourth quarter of 1998 and the first quarter of 1999 as technology stocks rallied. Other technology holdings -- Microsoft, Cisco Systems, and IBM among them -- performed strongly during this period as well.

   After technology's huge fourth-quarter run, we began to pare its overweighting in January while increasing our holdings in the value-oriented financial and basic materials sectors. Our position in the latter served us well when cyclical stocks staged a major turnaround in April and May. Holdings in paper companies Champion, Georgia-Pacific, and Willamette, in particular, boosted results.

   In sum, the Fund's growth and value allocations served shareholders well throughout the reporting period. Furthermore, we anticipate maintaining the portfolio's year-end growth and value parity for the foreseeable future. Given the lack of clear direction in the economy, we believe that neither group is likely to dominate the other over the near-term. A cloudy market environment also means that we will continue to maintain some exposure to high-quality stocks such as Merck, Schering-Plough, and Home Depot, which tend to stand up better in volatile markets.


GROWTH OF A $10,000 INVESTMENT3

[Graphic omitted]
Plot points are as follows:
              CLASS I         CLASS A            CLASS B      INDEX
8/1/97        10,000           9,450             10,000       10,000
MAY 98        11,404          10,758             11,364       11,585
MAY 99        14,378          13,532             13,724       14,024

Armada Core Equity Fund (Class I Shares)1
Armada Core Equity Fund (Class A Shares with sales charge)4
Armada Core Equity Fund (Class B Shares)5,6
S&P 500 Composite Index


ARMADA CORE EQUITY FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                        Annualized   Cumulative
                                          Since        Since
                             1 Year     Inception2   Inception2

Class I Shares1               26.08%      21.94%       43.77%
Class A Shares                25.78%      21.68%       43.20%
Class A Shares,
  with Sales Charge4          18.86%      17.98%       35.35%
Class B Shares                25.17%      26.16%       38.36%
Class B Shares,
  with Sales Charge5          20.17%      22.88%       33.36%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA CORE EQUITY FUND'S DATE OF INCEPTION WAS AUGUST 1, 1997 FOR BOTH
  CLASS I SHARES AND CLASS A SHARES AND JANUARY 6, 1998 FOR CLASS B SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN
  EFFECT AT MAY 31, 1999 OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST YEAR TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR THE CLASS B SHARES INCLUDES PERFORMANCE OF THE
  CLASS A SHARES FROM DATE OF INCEPTION.

[ARROW GRAPHIC OMITTED]

                       ARMADA EQUITY INDEX FUND OVERVIEW
                       COMMENTS FROM THE EQUITY TEAM

   From its inception for Class A investors on October 15, 1998, through May 31, 1999, the Armada Equity Index Fund produced a total return of 24.83 percent (before sales charges). By comparison, the S&P 500 Composite Index returned
19.43 percent from October 15, 1998, through May 31, 1999. From its inception for Class I investors on July 10, 1998, the Fund's return totaled 14.16 percent. By comparison, the S&P 500 Composite Index produced a total return of 17.58 percent from July 10, 1998, through May 31, 1999.

   By owning all 500 component companies in their exact proportions, we were able to track the performance of this leading large cap stock index very closely since the Fund opened to investors. The portfolio benefited from the strong showing by large cap stocks -- a handful of technology stocks in particular -- which again held sway over all other segments of the equity markets. Although the Index suffered a temporary setback in August through October due to global uncertainty, it had fully recovered by the end of 1998.

   Looking ahead, large cap stocks are likely to continue posting solid earnings results. However, given the rich valuations of many Index components and the year-end improvement in other areas of the market, investors may not see another consecutive year of 20-plus percent returns.

[Graphic omitted]
Plot points are as follows:

GROWTH OF $10,000 INVESTMENT3

         CLASS I  CLASS A  INDEX
7/10/98  10,000

10/15/98 10,000   9,625    10,000

May 99   11,414   12,013   11,632

Armada Equity Index Fund (Class I Shares)1
Armada Equity Index Fund (Class A Shares with sales charge)4
S&P 500 Composite Index

ARMADA EQUITY INDEX FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                         Annualized     Cumulative
                        Inception to      Since
                            Date2       Inception2

Class I Shares1             15.90%        14.16%
Class A Shares              39.74%        24.83%
Class A Shares,
  with Sales Charge4        38.27%        20.20%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA EQUITY INDEX FUND'S DATE OF INCEPTION WAS JULY 10, 1998 FOR CLASS
  I SHARES AND OCTOBER 15, 1998 FOR CLASS A SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 3.75%.

[ARROW GRAPHIC OMITTED]

                      ARMADA EQUITY INCOME FUND OVERVIEW
                      COMMENTS FROM THE EQUITY VALUE TEAM

   During the latter half of 1998 and the first three months of 1999, the market continued to reward large cap growth managers far more richly than their value counterparts. In fact, the S&P/Barra Growth Index outperformed the S&P/Barra Value Index by 15.06 percentage points for the entire fiscal year. Despite this somewhat hostile environment, the management team remained true to the Fund's value discipline. As a result, we were eventually rewarded for our patience. The easing of the global economic crisis led to a broadening of the market in April, and the Fund was strategically positioned to benefit as investors began moving money into such undervalued sectors as industrial, energy, and basic materials.

   For the fiscal year ended May 31, 1999, the Armada Equity Income Fund produced a total return of 10.40 percent (before sales charges) for Class A investors, 9.14 percent (before sales charges) for Class B investors, and 10.62 percent for Class I investors. Over the same period, the S&P 500/Barra Value Index returned 13.09 percent.

   We were pleased with the Fund's performance, which trailed its benchmark's slightly. Superior stock selection served us well as many long-time holdings showed substantial gains. Strong performers included Alcoa, Caterpillar, Enron, Frontier Corp., General Dynamics, General Mills, Intimate Brands, and United Technologies. From a sector standpoint, our underweighting in financials versus the benchmark helped us the most as did our overweighting in healthcare. In turn, our underweighting in technology and overweighting in consumer cyclicals detracted. Given the large cap market's strong performance, our low risk profile (i.e., low beta) also contributed to the Fund's slight underperformance.

   Looking ahead, we believe that the continuing recovery of the world economy bodes well for value investors in general and for our portfolio in particular. For example, our overweighting in the U.S. industrial and basic commodities sector should prove advantageous if a reduction in pricing pressure leads to profit margin improvements. In addition, the Fund has significant holdings in utilities and telecommunications, two traditional value sectors that still appear overlooked by the market. In sum, we believe that the Fund is well-positioned if the market takes a more defensive posture and shifts its focus to undervalued stocks with cyclical earnings.

GROWTH OF A $10,000 INVESTMENT3

[Graphic Omitted]
Plot points are as follows:

                                             VALUE
         CLASS I  CLASS A  CLASS B  INDEX    INDEX
7/1/94   10,000
8/22/94            9,450   10,000
May 95   11,309   10,403   11,008   12,316  12,041
May 96   13,540   12,417   13,140   15,816  15,213
May 97   16,872   15,438   16,337   20,466  19,087
May 98   21,206   19,361   20,516   26,744  24,607
May 99   23,458   21,374   22,191   32,373  27,828

Armada Equity Income Fund (Class I Shares)1
Armada Equity Income Fund (Class A Shares with sales charge)4
Armada Equity Income Fund (Class B Shares)5, 6
S&P 500/BARRA Value Index

ARMADA EQUITY INCOME FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                         Annualized   Cumulative
                            Annualized     Since        Since
                   1 Year     3 Year     Inception2   Inception2

Class I Shares1    10.62%     20.11%       18.93%      134.59%
Class A Shares     10.40%     19.85%       18.64%      126.18%
Class A Shares,
  with Sales
  Charge4           4.32%     17.60%       17.24%      113.69%
Class B Shares      9.14%     19.44%       13.52%       19.39%
Class B Shares,
  with Sales
  Charge5           4.14%     18.50%       10.10%       14.39%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA EQUITY INCOME FUND'S DATE OF INCEPTION WAS JULY 1, 1994 FOR CLASS I
  SHARES, AUGUST 22, 1994 FOR CLASS A SHARES AND JANUARY 6, 1998 FOR CLASS B SHARES. THE ANNUALIZED 3-YEAR RETURN OF THE CLASS B SHARES INCLUDES INFORMATION FROM COMMENCEMENT OF OPERATIONS OF THE CLASS A SHARES, RATHER
  THAN THE DATE CLASS B SHARES WERE INTRODUCED.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999, OF 5.50%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT
  AT MAY 31, 1999, OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST YEAR TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR CLASS B SHARES INCLUDES PERFORMANCE OF THE CLASS A
  SHARES FROM DATE OF INCEPTION.

[ARROW GRAPHIC OMITTED]

                  ARMADA BALANCED ALLOCATION FUND OVERVIEW
                  COMMENTS FROM EQUITY AND FIXED INCOME TEAMS

   From its inception for Class I investors on July 10, 1998, through May 31, 1999, the Armada Balanced Allocation Fund produced a total return of 4.57 percent. Since the Fund was opened to Class A investors on July 31, 1998, the Fund returned a total of 7.26 percent (before sales charges). Since the Fund was opened to Class B investors on November 11, 1998, the Fund returned a total of
6.07 percent (before sales charges). By comparison, the Balanced Allocation Hybrid Benchmark returned 11.20 percent, the S&P 500 Composite Index returned
12.61 percent, and the Lehman Aggregate Bond Index returned (0.77) percent from November 30, 1998 to May 31, 1999. By comparison, the S&P 500 Composite Index returned 17.58 percent from July 31, 1998, through May 31, 1999, while the Lehman Aggregate Bond Index returned 3.24 percent over the same period. During the same period the Balanced Allocation Hybrid Benchmark returned 11.65 percent. This benchmark reflects a blending of the S&P 500 Composite Index and the Lehman Aggregate Bond Index.

   The management team's decision to keep the portfolio's equity holdings near the low end of their permitted allocation range initially served us well as global economic woes sent stock prices tumbling during the third quarter of 1998. However, better-than-expected corporate earnings and the beginnings of a turnaround in Asia during the fourth quarter helped the market rebound faster than we had anticipated. As these events unfolded, the Fund's underexposure to equities was mitigated somewhat by our exposure to exclusively large cap growth holdings. These stocks again easily outperformed every other segment of the equity market over the past 12 months.

   In fixed income, the portfolio's heavy weighting in Treasuries benefited the Fund during the "flight to quality" that occurred in late 1998. Although we began adding back high-quality spread (non-Treasury) securities incrementally in January, this sector staged a rapid comeback that cost us some of our earlier gains. By February, we had tilted our fixed-income allocation firmly toward spread sectors, which we are convinced offer the best risk/return profile for our investors.

   At fiscal year-end, approximately 60 percent of the Fund was invested in large cap stocks, placing our equity holdings near the high end of their allocation range. In particular, we increased our exposure to traditional value sectors such as basic materials, energy, and consumer cyclicals. These sectors began to perform strongly in April and May, and we believe that their attractive valuations and a bright earnings outlook bode well for the future. Bonds -- heavily weighted to mortgage-backed securities -- accounted for the remaining
40 percent of holdings.

GROWTH OF A $10,000 INVESTMENT3

[Graphic omitted]
Plot points are as follows:

           CLASS I    CLASS A   CLASS B   BENCHMARK
7/10/98    10,000                          10,100
7/31/98    10,100      9,525               10,200
11/11/98   10,200     10,100     10,000    10,400
May 99     10,457     10,214     10,107    11,165

ARMADA BALANCED ALLOCATION FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                             Annualized    Cumulative
                                            Inception to      Since
                                                Date       Inception2

Class I Shares1                                 5.13%         4.57%
Class A Shares                                  8.71%         7.26%
Class A Shares, with Sales Charge4              8.30%         2.12%
Class B Shares                                 11.02%         6.07%
Class B Shares, with Sales Charge5              1.94%         1.07%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA BALANCED ALLOCATION FUND'S DATE OF INCEPTION WAS JULY 10, 1998
  FOR CLASS I SHARES, JULY 31, 1998 FOR CLASS A SHARES AND NOVEMBER 11, 1998
  FOR CLASS B SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 4.75%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST YEAR
  TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR CLASS B SHARES INCLUDES PERFORMANCE OF THE CLASS A
  SHARES FROM DATE OF INCEPTION.

[ARROW GRAPHIC OMITTED]

              ARMADA TOTAL RETURN ADVANTAGE FUND OVERVIEW
              COMMENTS FROM NATIONAL ASSET MANAGEMENT CORPORATION

   Given the unusual volatility in the bond markets over the past 12 months, the management team was modestly pleased with the Fund's performance. For the fiscal year ended May 31, 1999, the Armada Total Return Advantage Fund produced a total return of 3.18 percent (before sales charges) for Class A investors and 3.54 percent for Class I investors. During the same period, the Lehman Government/Corporate Bond Index returned 4.06 percent.

   During the first half of the reporting period, our portfolio's longer duration proved beneficial to performance. Unfortunately, any gains were offset by an overweighting in non-Treasury sectors (corporate, mortgage-backed, and asset-backed securities). As Treasury prices soared during the flight to quality, the remainder of the bond market suffered a liquidity crisis.

   We increased our holdings in non-Treasury sectors throughout the first quarter of 1999, a strategy that contributed to the Fund's results as these sectors rebounded to outperform Treasuries through April. However, our gains were slightly outweighed by our longer duration and the Fed's bias toward tightening short-term interest rates.

   At year-end, 42 percent of the Fund's net assets were invested in corporate bonds, 26 percent in asset-backed securities, 22 percent in Treasuries and agency securities, 9 percent in mortgage-backed securities, and 1 percent in cash. As of the same date, the weighted average maturity of the portfolio's holdings was 9.77 years, with an average credit quality of double-A. We anticipate maintaining our current posture for the next three to six months because we believe that it offers our shareholders the best combination of risk versus reward.

GROWTH OF A $10,000 INVESTMENT3


[Graphic Omitted]
Plot points are as follows:

         CLASS A  CLASS I  INDEX
7/7/94   10,000            10,000
9/6/94   10,000    9,525   10,000
May 95   11,113   10,396   11,187
May 96   11,579   10,782   11,645
May 97   12,564   11,682   12,565
May 98   13,864   12,859   14,008
May 99   14,355   13,268   14,577

Armada Total Return Advantage Fund (Class I Shares)1
Armada Total Return Advantage Fund (Class A Shares with sales charge)4 Lehman Government/Corporate Bond Index

ARMADA TOTAL RETURN ADVANTAGE FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                         Annualized   Cumulative
                            Annualized     Since        Since
                   1 Year     3 Year     Inception2   Inception2

Class I Shares1     3.54%      7.42%        7.65%       43.53%
Class A Shares      3.18%      7.16%        7.25%       39.29%
Class A Shares,
  with Sales
  Charge4          (1.71)%     5.44%        6.15%       32.63%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA TOTAL RETURN ADVANTAGE FUND'S DATE OF INCEPTION WAS JULY 7, 1994
  FOR CLASS I SHARES AND SEPTEMBER 6, 1994 FOR CLASS A SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 4.75%.

[ARROW GRAPHIC OMITTED]

                  ARMADA BOND FUND OVERVIEW
                  COMMENTS FROM THE TAXABLE FIXED INCOME TEAM

   The past 12 months were a period of extreme volatility in the fixed income markets. Overall, the management team was pleased with the performance of the Fund through the end of 1998 although our results for the first five months of 1999 were less than expected.

   For the fiscal year ended May 31, 1999, the Armada Bond Fund produced a total return of 3.77 percent (before sales charges) for Class A investors, 3.06 percent (before sales charges) for Class B investors, and 3.82 percent for Class I investors. During the same period, the Lehman Aggregate Bond Index returned
4.34 percent and the Lehman Intermediate Government Bond Index returned 4.98 percent. Going forward, performance of the Fund will be measured against the Lehman Aggregate Bond Index instead of the Lehman Intermediate Government Bond Index. We adopted the Lehman Aggregate Bond Index to reflect more accurately the Fund's investment objectives

   Our strategy was correct in anticipating that we would benefit from an overweight in Treasuries going into the third quarter of 1998. A long duration position also contributed to our strong performance, at least through the end of October.

   The management team began increasing holdings in corporate and mortgage-backed issues in January, but we approached these moves cautiously. With Brazil facing economic difficulties and Asia and Russia fresh in our minds, we did not anticipate that the markets would take the latest crisis in stride. We continued to increase holdings in these sectors through February, a position the Fund retained to the end of the reporting period.

   The Fund currently remains overweighted in spread sectors, slightly favoring mortgages to corporate bonds. Yields in the corporate market are attractive, but we prefer to remain defensive in this sector given the current fever for mergers and acquisitions. AT&T's recent bid to acquire MediaOne, and the amount of debt it was willing to assume to clinch the deal, points to the event risk that is part of today's corporate debt market.

   As of May 31, 1999, 17 percent of the fund's net assets were invested in U.S. Treasury and Agency securities, 46 percent in mortgage-backed securities, 25 percent in corporate bonds, and 12 percent in asset-backed securities. As of the same date, the average maturity of the portfolio's holdings was 9.05 years, with an average credit quality of triple-A.

GROWTH OF A $10,000 INVESTMENT3

[Graphic Omitted]
Plot points are as follows:

                                           AGGREGATE
                                    GOV'T    BOND
         CLASS I  CLASS A  CLASS B  INDEX   INDEX
8/10/94  10,000    9,525   10,000   10,000  10,000
MAY 95   10,772   10,260   10,775   10,765  10,955
MAY 96   11,194   10,662   11,198   11,253  11,435
MAY 97   12,022   11,432   12,009   12,053  12,387
MAY 98   13,050   12,380   13,026   13,087  13,739
MAY 99   13,549   12,846   13,226   13,739  14,336

Armada Bond Fund (Class I Shares)1
Armada Bond Fund (Class A Shares with sales charge)4,6
Armada Bond Fund  (Class B Shares)5,6
Lehman Intermediate Government Bond Index
Lehman Aggregate Bond Index
Armada Bond Fund
Aggregate Total Return as of 5/31/99

                                         Annualized   Cumulative
                            Annualized     Since        Since
                   1 Year     3 Year     Inception2   Inception2

Class I Shares1     3.82%      6.57%        6.52%       35.50%
Class A Shares      3.77%      6.41%        6.45%       18.53%
Class A Shares,
  with Sales
  Charge4          (1.14)%     4.69%        4.55%       12.87%
Class B Shares      3.06%      6.23%        3.28%        4.61%
Class B Shares,
  with Sales
  Charge5          (1.80)%     5.04%       (0.15)%      (0.20)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF A PREDECESSOR FUND THROUGH
  SEPTEMBER 6, 1996. THE ARMADA BOND FUND'S DATE OF INCEPTION FOR PERFORMANCE WAS AUGUST 10, 1994 FOR CLASS I SHARES, SEPTEMBER 11, 1996 FOR CLASS A SHARES AND JANUARY 6, 1998 FOR CLASS B SHARES. THE ANNUALIZED 3-YEAR RETURN OF THE CLASS A AND CLASS B SHARES INCLUDES INFORMATION FROM THE COMMENCEMENT OF OPERATIONS OF THE CLASS I SHARES, RATHER THAN THE DATE CLASS A SHARES OR
  CLASS B SHARES WERE INTRODUCED. THE PERFORMANCE OF THE CLASS A SHARES OR
  CLASS B SHARES PRIOR TO THEIR INTRODUCTION DATE DOES NOT REFLECT SHAREHOLDER SERVICING FEES, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE QUOTED
  FOR SUCH PERIODS.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 4.75%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT AT
  MAY 31, 1999 OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST YEAR TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR THE CLASS A AND CLASS B SHARES INCLUDES PERFORMANCE
  OF THE CLASS I SHARES FROM DATE OF INCEPTION.

[ARROW GRAPHIC OMITTED]

                  ARMADA INTERMEDIATE BOND FUND OVERVIEW
                  COMMENTS FROM THE TAXABLE FIXED INCOME TEAM

   During the second half of 1998, the economic meltdown in Asia and Russia led investors to flee domestic and international equity markets for the safety of U.S. Treasuries. This flight to quality caused U.S. Treasury prices to skyrocket, but it led to a lack of liquidity in virtually every other sector of the bond market.

   The Fund initially benefited from this environment due to its heavy weighting in Treasuries. The shorter maturities of its holdings also subjected the Fund to less of the credit curve. Our portfolio was still overweighted in Treasuries as the global crisis eased in early 1999, erasing some of our gains as Treasury prices began their descent from stratospheric heights. At the same time, liquidity returned to the spread sectors. Year-over-year, the portfolio produced an acceptable return that belied one of the most difficult fixed income markets of the past 20 years.

   For the fiscal year ended May 31, 1999, the Armada Intermediate Bond Fund produced a total return of 3.54 percent (before sales charges) for Class A investors, 2.83 percent (before sales charges) for Class B investors, and 3.98 percent for Class I investors. During the same period, the Lehman Intermediate Government/Corporate Bond Index returned
4.78 percent.

   Looking ahead, the management team faces an environment of strong domestic growth and tight labor markets characterized by the Fed's decision to change its policy bias toward tightening interest rates. We still believe that long bond yields will stay in a range between 5.5 and 6.5 percent and have moved the portfolio to a neutral duration position.

   As of May 31, 1999, 25 percent of the Fund's net assets were invested in U.S. Treasury and Agency securities, 14 percent in mortgage-backed securities, 39 percent in corporate bonds, and 18 percent in asset-backed securities. As of the same date, the average maturity of the portfolio's holdings was 4.63 years, with an average credit quality of double-A.

[Graphic omitted]
Plot points are as follows:

GROWTH OF A $10,000 INVESTMENT3

         CLASS I   CLASS A CLASS B  LEHMAN
12/20/89 10,000    9,525   10,000   10,000
May 90   10,098    9,619   10,097   10,197
May 91   11,332   10,791   11,329   11,414
May 92   12,761   12,154   12,760   12,737
May 93   14,205   13,425   14,166   14,061
May 94   14,205   13,396   14,134   14,442
May 95   15,561   14,636   15,442   15,617
May 96   16,151   15,140   15,974   16,334
May 97   17,222   16,103   16,989   17,539
May 98   18,615   17,344   18,243   19,086
May 99   19,356   17,958   18,760   19,999

Armada Intermediate Bond Fund (Class I Shares)1
Armada Intermediate Bond Fund (Class A Shares with sales charge)4, 6 Armada Intermediate Bond Fund (Class B Shares)5, 6
Lehman Intermediate Government/Corporate Bond Index

ARMADA INTERMEDIATE BOND FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                                Annualized  Cumulative
                        Annualized Annualized     Since       Since
                 1 Year   3 Year     5 Year     Inception2  Inception2

Class I Shares1   3.98%    6.22%      6.38%        7.24%    93.55%
Class A Shares    3.54%    5.85%      6.04%        6.59%    67.83%
Class A Shares,
  with Sales
  Charge4        (1.38)%    4.14%     5.02%        5.95%    59.79%
Class B Shares    2.83%     5.51%     5.83%        2.92%     4.10%
Class B Shares,
  with Sales
  Charge5        (2.07)%    4.29%     5.51%       (0.55)%   (0.76)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA INTERMEDIATE BOND FUND'S DATE OF INCEPTION WAS DECEMBER 20, 1989
  FOR CLASS I SHARES, APRIL 15, 1991 FOR CLASS A SHARES AND JANUARY 6, 1998
  FOR CLASS B SHARES. THE 3-YEAR AND 5-YEAR RETURNS OF THE CLASS B SHARES INCLUDE INFORMATION FROM THE COMMENCEMENT OF OPERATIONS OF THE CLASS I
  SHARES, RATHER THAN THE DATE CLASS B SHARES WERE INTRODUCED. THE PERFORMANCE OF THE CLASS B SHARES PRIOR TO THEIR INTRODUCTION DATE DOES NOT REFLECT SHAREHOLDER SERVICING FEES, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE QUOTED FOR SUCH PERIODS.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 4.75%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST
  YEAR TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR THE CLASS A AND CLASS B SHARES INCLUDES PERFORMANCE
  OF THE CLASS I SHARES FROM DATE OF INCEPTION.

[ARROW GRAPHIC OMITTED]

                  ARMADA GNMA FUND OVERVIEW
                  COMMENTS FROM THE TAXABLE FIXED INCOME TEAM

   Going into the third quarter of 1998, the Fund's overweighting in U.S. Treasury securities helped performance when every other sector of the bond market was hurt by the global flight to quality. At the time, Treasuries accounted for approximately 25 percent of the Fund's allocation. We were slow to scale back our Treasury holdings due to our ongoing concerns about economic problems in Asia, Russia, and, in particular, Brazil. This decision diminished some of our first half gains as a flood of private capital stabilized Brazil more quickly than we had anticipated, triggering a rebound in the spread sectors. On balance, though, we gained more from the Fund's underweighting in Ginnie Maes versus the benchmark than we lost by delaying our entry back into that market.

   For the fiscal year ended May 31, 1999, the Armada GNMA Fund produced a total return of 3.77 percent (before sales charges) for Class A investors and 4.02 percent for Class I investors. During the same period, the Lehman GNMA Index returned 4.91 percent.

   With no liquidity issues on the horizon, the Fund currently retains only a moderate exposure to Treasuries. In addition, we anticipate keeping the portfolio's duration neutral relative to its benchmark, based on our belief that long bond yields are unlikely to exceed 6.5 percent.

   As of May 31, 1999, 80 percent of the Fund's net assets were invested in U.S. Agency securities, 4 percent in Treasuries, 5 percent in mortgage-backed securities and 7 percent in asset-backed securities. As of the same date, the average maturity of the portfolio's holdings was 7.16 years.

GROWTH OF A $10,000 INVESTMENT3

[Graphic omitted]
Plot points are as follows:

                 CLASS I         CLASS A              LEHMAN
8/10/94           10,000           9,525              10,000
MAY 95            10,961          10,440              10,960
MAY 96            11,466          10,922              11,547
MAY 97            12,513          11,898              12,643
MAY 98            13,661          12,957              13,857
MAY 99            14,210          13,446              14,538

Armada GNMA Fund (Class I Shares)1
Armada GNMA Fund  (Class A Shares with sales charge)4,5
Lehman GNMA Index

ARMADA GNMA FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                         Annualized   Cumulative
                            Annualized     Since        Since
                   1 Year     3 Year     Inception2   Inception2

Class I Shares1     4.02%      7.41%        7.58%       42.12%
Class A Shares      3.77%      7.17%        7.25%       20.96%
Class A Shares,
  with Sales
  Charge4          (1.19)%     5.45%        5.35%       15.21%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA GNMA FUND'S DATE OF INCEPTION WAS AUGUST 10, 1994 FOR CLASS I
  SHARES AND SEPTEMBER 11, 1996 FOR CLASS A SHARES. THE ANNUALIZED 3-YEAR
  RETURN OF THE CLASS A SHARES INCLUDES INFORMATION FROM THE COMMENCEMENT OF OPERATIONS OF THE CLASS I SHARES, RATHER THAN THE DATE CLASS A SHARES WERE INTRODUCED. THE PERFORMANCE OF THE CLASS A SHARES PRIOR TO THEIR INTRODUCTION DATE DOES NOT REFLECT SHAREHOLDER SERVICING FEES, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE QUOTED FOR SUCH PERIODS.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 4.75%.
5 THE PERFORMANCE CHART FOR CLASS A SHARES INCLUDES PERFORMANCE OF THE CLASS I
  SHARES FROM DATE OF INCEPTION.

[ARROW GRAPHIC OMITTED]

                  ARMADA ENHANCED INCOME FUND OVERVIEW
                  COMMENTS FROM THE TAXABLE FIXED INCOME TEAM

   Despite a difficult first half, the past fiscal year proved to be one of strong performance for the Fund. For the fiscal year ended May 31, 1999, the Armada Enhanced Income Fund produced a total return of 4.94 percent (before sales charges) for Class A investors and 5.14 percent for Class I investors. During the same period, the Merrill Lynch 1-3 Year Treasury Index returned 5.3 percent.

   In late 1998, a global economic crisis triggered the "flight to quality" that sent Treasury prices soaring and led to a lack of liquidity in every other sector of the bond market. The subsequent collapse of some highly leveraged global hedge funds, most notably Long Term Capital Management, only exacerbated the situation. As a result, the prices of corporate bonds and other "spread" products, which normally trade somewhat in tandem with the Treasury market, moved in the opposite direction. Despite this chain of events, the management team remained committed to the Fund's traditionally aggressive overweighting in spread sectors throughout the reporting period. The portfolio was dominated, in particular, by corporate bonds and asset-backed securities.

   Inevitable underperformance during the latter half of 1998 was short-lived and, as expected, never approached the lows that characterized the intermediate segment of the spread market. During this period, the Fund's short duration also helped cushion the blows felt by the corporate and asset-backed sectors. We continued to increase the portfolio's weighting in spread sectors, pushing it up to approximately 90 percent by early January. As a result, investors were rewarded when the Fund benefited from the subsequent rally in these markets.

   As of May 31, 1999, 33 percent of the Fund's net assets were invested in asset-backed securities, 34 percent in corporate bonds, 23 percent in mortgage-backed securities, and 9 percent in U.S. Treasury securities. As of the same date, the average maturity of the portfolio's holdings was 2.06 years with an average credit quality of double-A.

GROWTH OF A $10,000 INVESTMENT3

[Graphic omitted]
Plot points are as follows:

              CLASS I         CLASS A        MERRILL
7/7/94         10,000                         10,000
9/9/94         10,000           9,725         10,000
MAY 95         10,577          10,205         10,714
MAY 96         11,142          10,727         11,276
MAY 97         11,812          11,361         12,020
MAY 98         12,601          12,120         12,859
MAY 99         13,248          12,719         13,541

Armada Enhanced Income Fund (Class I Shares)1
Armada Enhanced Income Fund (Class A Shares with sales charge)4
Merrill Lynch 1-3 Year Treasury Index

ARMADA ENHANCED INCOME FUND
------------------------------------
Aggregate Total Return as of 5/31/99

                                         Annualized   Cumulative
                            Annualized     Since        Since
                   1 Year     3 Year     Inception2   Inception2

Class I Shares1     5.14%      5.94%        5.91%       32.48%
Class A Shares      4.94%      5.84%        5.84%       30.77%
Class A Shares,
  with Sales
  Charge4           2.01%      4.87%        5.21%       27.12%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA ENHANCED INCOME FUND'S DATE OF INCEPTION WAS JULY 7, 1994 FOR
  CLASS I SHARES AND SEPTEMBER 9, 1994 FOR CLASS A SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 2.75%.

[ARROW GRAPHIC OMITTED]

                 ARMADA OHIO TAX EXEMPT FUND OVERVIEW
                 COMMENTS FROM THE TAX EXEMPT FIXED INCOME TEAM

   For the fiscal year ended May 31, 1999, the Armada Ohio Tax Exempt Fund returned 3.93 percent (before sales charges) to Class A investors and 3.94 percent to Class I investors. Over the same period, the Lehman 7 Year Municipal Bond Index returned 4.73 percent.

   In measuring our results, keep in mind that the benchmark tracks municipal bonds of varying degrees of quality. Throughout the year, at least 95 percent of the Fund was invested in high-quality, triple-A or double-A issues. The small spread between credit grades that characterized the past 12 months did not warrant adding any additional risk to the portfolio.

   At year-end, 57.5 percent of the Armada Ohio Tax Exempt Fund was invested in general obligation, pre-refunded, and escrowed-to-maturity securities. Of the Fund's revenue bond holdings, agencies accounted for 21 percent, hospitals 9 percent, and utilities 13 percent. No more than 5 percent of assets were invested in any single issue. The average maturity of the securities in the Fund was 7.33 years as of May 31, 1999.

   The ongoing litigation brought against the state on behalf of more than 80 percent of its school districts provided the dominant theme in the Ohio municipal market throughout the year. In brief, the courts maintain that the state has not done enough to close the funding gap between its poorest and most affluent districts. The case is heading to the State Supreme Court for a second time, and a decision is expected to be handed down during the fall.

   This issue caused uncertainty in the Ohio municipal market last year -- primarily among out-of-state buyers -sending bond prices down. We remain convinced that the schools can only benefit from the outcome of the lawsuit and have positioned the Fund accordingly. Taking advantage of their excellent value, we increased our weighting in school district general obligation securities to 20 percent of the portfolio.

   The state may or may not be weakened by the Supreme Court's decision. If it loses, the legislature may simply raise taxes, a move most lawmakers wouldn't have considered during last year's elections. Following our historical emphasis on caution, we lowered our holdings in state-issued debt from 15 percent down to only 4.6 percent of the portfolio.

GROWTH OF A $10,000 INVESTMENT3

[Graphic omitted]
Plot points are as follows:

                  CLASS I         CLASS A         LEHMAN
1/5/90             10,000           9,700         10,000
MAY 90             10,054           9,752         10,188
MAY 91             10,795          10,430         11,207
MAY 92             11,463          11,080         12,215
MAY 93             12,604          12,217         13,495
MAY 94             12,892          12,496         13,939
MAY 95             13,744          13,326         15,076
MAY 96             14,343          13,906         15,776
MAY 97             15,257          14,793         16,857
MAY 98             16,390          15,886         18,217
MAY 99             17,036          16,510         19,079

Armada Ohio Tax Exempt Fund (Class I Shares)1
Armada Ohio Tax Exempt Fund (Class A Shares with sales charge)4, 5 Lehman 7 Year Municipal Bond Index

ARMADA OHIO TAX EXEMPT FUND6
------------------------------------
Aggregate Total Return as of 5/31/99

                                                Annualized  Cumulative
                        Annualized  Annualized     Since       Since
                 1 Year   3 Year      5 Year    Inception2  Inception2

Class I Shares1   3.94%    5.90%       5.73%       5.83%      70.37%
Class A Shares    3.93%    5.89%       5.73%       5.90%      59.21%
Class A Shares,
  with Sales
  Charge4         0.84%    4.82%       5.08%       5.51%      54.48%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA OHIO TAX EXEMPT FUND'S DATE OF INCEPTION WAS JANUARY 5, 1990 FOR
  CLASS I SHARES AND APRIL 15, 1991 FOR CLASS A SHARES.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 3.00%.
5 THE PERFORMANCE CHART FOR CLASS A SHARES INCLUDES PERFORMANCE OF THE
  CLASS I SHARES FROM DATE OF INCEPTION.
6 THIS FUND IS NOT MANAGED FOR TOTAL RETURN. ITS INVESTMENT OBJECTIVE IS TO
  PROVIDE AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAX AND, TO THE EXTENT POSSIBLE, FROM OHIO PERSONAL INCOME TAX, AS IS CONSISTENT WITH CONSERVATION OF CAPITAL.

[ARROW GRAPHIC OMITTED]

                  ARMADA PENNSYLVANIA MUNICIPAL FUND OVERVIEW
                 COMMENTS FROM THE TAX EXEMPT FIXED INCOME TEAM

   For the fiscal year ended May 31, 1999, the Armada Pennsylvania Municipal Fund returned 4.21 percent (before sales charges) to Class A investors and 4.21 percent to Class I investors. Over the same period, the Lehman 7 Year Municipal Bond Index returned 4.73 percent.

   At year-end, 52 percent of the Armada Pennsylvania Municipal Fund was invested in general obligation, pre-refunded, and escrowed-to-maturity securities. Of the Fund's revenue bond holdings, agencies accounted for 36 percent and utilities 11 percent. No more than 5 percent of assets were invested in any single issue. The average maturity of the securities in the Fund was 6.84 years as of May 31, 1999.

   The Fund's emphasis on high-quality securities largely insulated us this past year from the effects of the Allegheny Health Education & Research Foundation (AHERF) bond default. Our decision to avoid any AHERF paper was correct. At the time, we felt that the slightly higher yield it offered didn't warrant the additional risk we would have been forced to assume.

   Unfortunately, all Pennsylvania hospital issues, even those of the highest quality, felt the AHERF backlash in the marketplace. Out-of-state buyers simply chose to avoid these bonds rather than sort through them for the hospitals that remain on solid ground. Consequently, we made the decision not to include any new hospital bonds in the portfolio until spreads between credit grades widen substantially.


GROWTH OF A $10,000 INVESTMENT3

[Graphic omitted]
Plot points are as follows:

                 CLASS I          CLASS A              LEHMAN
8/10/94           10,000            9,700              10,000
MAY 95            10,518           10,203              10,685
MAY 96            10,858           10,532              11,181
MAY 97            11,532           11,178              11,946
MAY 98            12,334           11,942              12,910
MAY 99            12,853           12,445              13,521

Armada Pennsylvania Municipal Fund (Class I Shares)1
Armada Pennsylvania Municipal Fund (Class A Shares with sales charge)4,5 Lehman 7-Year Municipal Bond Index

ARMADA PENNSYLVANIA MUNICIPAL FUND6
------------------------------------
Aggregate Total Return as of 5/31/99

                                         Annualized   Cumulative
                            Annualized     Since        Since
                   1 Year     3 Year     Inception2   Inception2

Class I Shares1     4.21%      5.78%        5.36%       28.52%
Class A Shares      4.21%      5.72%        5.70%       16.26%
Class A Shares,
  with Sales
  Charge4           1.11%      4.66%        4.53%       12.80%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF A PREDECESSOR FUND THROUGH
  SEPTEMBER 6, 1996. THE ARMADA PENNSYLVANIA MUNICIPAL FUND'S DATE OF INCEPTION FOR PERFORMANCE WAS AUGUST 10, 1994 FOR CLASS I SHARES AND SEPTEMBER 11, 1996 FOR CLASS A SHARES. THE ANNUALIZED 3-YEAR RETURN OF THE CLASS A SHARES INCLUDES INFORMATION FROM THE COMMENCEMENT OF OPERATIONS OF THE CLASS I SHARES, RATHER THAN THE DATE CLASS A SHARES WERE INTRODUCED. THE PERFORMANCE OF THE CLASS A SHARES PRIOR TO THEIR INTRODUCTION DATE DOES NOT REFLECT SHAREHOLDER SERVICING FEES, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE QUOTED FOR SUCH PERIODS.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 3.00%.
5 THE PERFORMANCE OF CLASS A SHARES INCLUDES THE PERFORMANCE OF CLASS
  I SHARES FROM DATE OF INCEPTION.
6 THIS FUND IS NOT MANAGED FOR TOTAL RETURN. ITS INVESTMENT OBJECTIVE IS TO
  PROVIDE CURRENT INCOME EXEMPT FROM BOTH REGULAR
  FEDERAL INCOME AND PENNSYLVANIA PERSONAL INCOME TAX, AS IS CONSISTENT WITH CONSERVATION OF CAPITAL.

[ARRROW GRAPHIC OMITTED]

                 ARMADA NATIONAL TAX EXEMPT FUND OVERVIEW
                 COMMENTS FROM THE TAX EXEMPT FIXED INCOME TEAM

   For the fiscal year ended May 31, 1999, the Armada National Tax Exempt Fund returned 4.04 percent (before sales charges) to Class A investors and 4.07 percent to Class I investors. Over the same period, the Lehman 10 Year Municipal Bond Index returned 4.62 percent.

   In measuring our results, it is important to keep in mind that both benchmarks track municipal bonds of varying degrees of quality. Throughout the year, at least 95 percent of the Fund was invested in high-quality, triple-A or double-A issues. Frankly, we didn't feel that the small spread between credit grades that characterized the past 12 months warranted adding any extra risk to the portfolio.

   At year-end, 50 percent of the Fund was invested in general obligation, pre-refunded, and escrowed-to-maturity securities, with the remainder in revenue issues. The Fund retained its historic emphasis on diversification, with holdings in 25 states. At the same time, we limited our exposure to New York, California, and other states of lesser credit quality to less than 5 percent of the portfolio. We do have an unusually high weighting in Indiana and Illinois, approximately 19 percent combined, due to the addition of assets from the Fort Wayne National Common Trust Fund conversion earlier in the year. The average maturity of the securities in the Fund was 7.38 years as of May 31, 1999.

   Because of our concerns about the potential effect of deregulation on electric utility companies, the Fund holds only a handful of these issues. All are from dominant players in strong markets. Looking ahead, we do expect to see some upward movement in interest rates during the coming year, but the portfolio is well-positioned to withstand any negative impact this may have. For example, near record highs in supply over the past 12 months allowed us to negotiate advantageous terms with a number of underwriters, increasing our holdings in premium coupon and non-callable bonds. These will help stabilize the portfolio in adverse market conditions, as will our high concentration of triple-A securities.

   We continue to keep a close watch on the political environment as well. Robust state and local balance sheets have prompted a wave of proposed election-year tax breaks. Since the economy is unlikely to get much stronger than it is now, we are wary of the long-term effects such tax breaks might have on municipal revenues.

GROWTH OF A $10,000 INVESTMENT3

[Graphic omitted]
Plot points are as follows:

                        CLASS I         CLASS A         CLASS B        LEHMAN
5/31/89                  10,000           9,525          10,000        10,000
May 90                   10,506          10,007          10,506        10,735
May 91                   11,183          10,651          11,183        11,850
May 92                   12,140          11,563          12,140        12,951
May 93                   13,830          13,173          13,830        14,546
May 94                   13,960          13,297          13,960        15,042
May 95                   15,099          14,382          15,099        16,392
May 96                   15,029          14,315          15,029        17,168
May 97                   15,838          15,086          15,838        18,570
May 98                   17,059          16,246          17,056        20,292
May 99                   17,753          16,902          17,712        21,229


Armada National Tax Exempt Fund (Class I Shares)1,6
Armada National Tax Exempt Fund (Class A Shares with sales charge)4,6 Armada National Tax Exempt Fund (Class B Shares)5,6
Lehman 10 Year Municipal Bond Index

ARMADA NATIONAL TAX EXEMPT FUND7
------------------------------------
Aggregate Total Return as of 5/31/99

                                                          Annualized  Cumulative
                       Annualized  Annualized  Annualized    Since      Since
                 1 Year  3 Year      5 Year     10 Year   Inception2  Inception2

Class I Shares1   4.07%   5.71%       4.92%      5.91%       7.05%      174.82%
Class A Shares    4.04%   5.69%       4.92%      5.90%       7.05%      174.72%
Class A Shares,
  with Sales
  Charge4        (0.90)%  4.01%       3.90%      5.39%       6.70%      161.72%
Class B Shares    3.85%   5.63%       4.88%      5.88%       7.03%      174.23%
Class B Shares,
  with Sales
  Charge5        (1.11)%  4.42%       4.56%      5.88%       7.03%      174.23%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 CLASS I SHARES ARE SOLD PRIMARILY TO BANKS AND TRUST COMPANIES WHICH ARE
  AFFILIATED WITH NATIONAL CITY CORPORATION AND CLIENTS OF NATIONAL ASSET MANAGEMENT CORPORATION ("NAM"). CERTAIN ACCOUNT LEVEL CHARGES MAY APPLY.
2 THE ARMADA NATIONAL TAX EXEMPT FUND'S DATE OF INCEPTION WAS APRIL 9, 1998 FOR
  CLASS I SHARES, JUNE 22, 1998 FOR CLASS A SHARES, AND JANUARY 28, 1999 FOR CLASS B SHARES. THE PERFORMANCE OF THE CLASS I SHARES, CLASS A SHARES, AND CLASS B SHARES INCLUDES PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND WHICH COMMENCED OPERATIONS ON JULY 31, 1984.
3 THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
4 PERFORMANCE CALCULATED BASED ON THE MAXIMUM FRONT-END SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 4.75%.
5 PERFORMANCE CALCULATED BASED ON THE MAXIMUM DEFERRED SALES CHARGE IN EFFECT
  AT MAY 31, 1999 OF 5.00%. THIS CHARGE DECLINES FROM 5.00% IN THE FIRST YEAR
  TO 0.00% AFTER FIVE YEARS, AS OUTLINED IN THE PROSPECTUS.
6 THE PERFORMANCE CHART FOR ALL CLASSES INCLUDES PERFORMANCE OF A PREDECESSOR
  COMMON TRUST FUND.
7 THIS FUND IS NOT MANAGED FOR TOTAL RETURN. ITS INVESTMENT OBJECTIVE IS TO
  PROVIDE AS HIGH A LEVEL OF CURRENT INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAX, AS IS CONSISTENT WITH CONSERVATION OF CAPITAL.

[ARRROW GRAPHIC OMITTED]

                          ARMADA MONEY MARKET OUTLOOK
                          MONEY MARKET OVERVIEW

   The Armada money market funds posted solid results during the year while offering investors a high degree of safety and liquidity. Fund management does not predict interest rates. Instead, we continually make purchases throughout the yield curve, which is positively sloped most of the time, while maintaining necessary liquidity.

   For the fiscal year ended May 31, 1999, the Armada Money Market Fund produced a total return of 4.82 percent for Class A investors and 4.96 percent for Class I investors. At year-end, 84 percent of the Fund was allocated to commercial paper, 8 percent to repurchase agreements, 4 percent to floating rate notes, 3 percent to certificates of deposit, and 1 percent to agencies. The average weighted maturity of the Fund was 65 days.

   For the fiscal year ended May 31, 1999, the Armada Government Money Market Fund produced a total return of 4.70 percent for Class A investors and 4.86 percent for Class I investors. At year-end, 74 percent of the Fund was allocated to discount notes, 19 percent to repurchase agreements, 6 percent to floating rate notes, and 1 percent to medium term notes. The average weighted maturity of the Fund was 49 days.

   For the fiscal year ended May 31, 1999, the Armada Treasury Money Market Fund produced a total return of 4.23 percent for Class A investors and 4.39 percent for Class I investors. At year-end, 75 percent of the Fund was allocated to Treasury bills, 17 percent to Treasury notes, and 8 percent to other money market funds. The average weighted maturity of the Fund was 45 days.

   Over the past year, the tax-exempt money markets were characterized by two factors: a sharp decrease in the supply of new issues, and unprecedented inflows of cash (i.e., not much supply and a lot of demand). In this difficult environment, all of the Armada Tax Exempt Money Market Funds performed well against their peers. Despite the dearth of new issues in the Ohio and Pennsylvania markets, both state-specific Funds succeeded in remaining 100 percent invested in in-state paper. This meant that investors were able to reap the full potential of the Funds' federal and state tax savings benefits.

   For the fiscal year ended May 31, 1999, the Armada Tax Exempt Money Market Fund produced a total return of 2.85 percent for Class A investors and 3.00 percent for Class I investors. At year-end, the average maturity of the Fund's holdings was 47 days.

   For the fiscal year ended May 31, 1999, the Armada Pennsylvania Tax Exempt Money Market Fund produced a total return of 2.76 percent for Class A investors and 2.92 percent for Class I investors. At year-end, the average maturity of the Fund's holdings was 44 days.

   Due to the fact that the Armada Ohio Municipal Money Market Fund was introduced in September 1998, no full-year performance figures are available. However, since the Fund's inception, it has produced a return of 1.50 percent for Class A investors and 2.01 percent for Class I investors. At year-end, the average maturity of the Fund's holdings was 57 days. Since its introduction, the Fund's assets nearly tripled to $129 million.

[ARROW GRAPHIC OMITTED]

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Armada Funds

We have audited the accompanying statements of net assets of the Armada International Equity Fund, Armada Small Cap Value Fund, Armada Small Cap Growth Fund, Armada Equity Growth Fund, Armada Tax Managed Equity Fund, Armada Core Equity Fund, Armada Equity Index Fund, Armada Equity Income Fund, Armada Total Return Advantage Fund, Armada Bond Fund, Armada Intermediate Bond Fund, Armada GNMA Fund, Armada Enhanced Income Fund, Armada Ohio Tax Exempt Fund, Armada Pennsylvania Municipal Fund, Armada National Tax Exempt Fund, Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund, Armada Tax Exempt Money Market Fund, Armada Money Market Fund, Armada Government Money Market Fund, and Armada Treasury Money Market Fund, and the statement of assets and liabilities, including the portfolio of investments, of the Armada Balanced Allocation Fund (the "Funds") as of May 31, 1999, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. We have also audited the financial highlights for each of the periods indicated therein for the Armada International Equity Fund, Armada Small Cap Value Fund, Armada Small Cap Growth Fund, Armada Equity Growth Fund, Armada Tax Managed Equity Fund, Armada Core Equity Fund, Armada Equity Index Fund, Armada Equity Income Fund, Armada Balanced Allocation Fund, Armada Total Return Advantage Fund, Armada Intermediate Bond Fund, Armada Enhanced Income Fund, Armada Ohio Tax Exempt Fund, Armada National Tax Exempt Fund, Armada Ohio Municipal Money Market Fund, Armada Tax Exempt Money Market Fund, Armada Money Market Fund, Armada Government Money Market Fund, and Armada Treasury Money Market Fund and for the three years in the period ended May 31, 1999 for the Armada Bond Fund, Armada GNMA Fund, Armada Pennsylvania Municipal Fund, and Armada Pennsylvania Tax Exempt Money Market Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through May 31, 1996 for the Armada Bond Fund, Armada GNMA Fund, Armada Pennsylvania Municipal Fund, and Armada Pennsylvania Tax Exempt Money Market Fund were audited by other auditors whose report dated July 26, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

[ARROW GRAPHIC OMITTED]

                         REPORT OF INDEPENDENT AUDITORS

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at May 31, 1999, and the results of their operations and changes in their nets assets for the periods indicated therein, and for the Armada International Equity Fund, Armada Small Cap Value Fund, Armada Small Cap Growth Fund, Armada Equity Growth Fund, Armada Tax Managed Equity Fund, Armada Core Equity Fund, Armada Equity Index Fund, Armada Equity Income Fund, Armada Balanced Allocation Fund, Armada Total Return Advantage Fund, Armada Intermediate Bond Fund, Armada Enhanced Income Fund, Armada Ohio Tax Exempt Fund, Armada National Tax Exempt Fund, Armada Ohio Municipal Money Market Fund, Armada Tax Exempt Money Market Fund, Armada Money Market Fund, Armada Government Money Market Fund, and Armada Treasury Money Market Fund, the financial highlights for each of the periods presented therein, and for the Armada Bond Fund, Armada GNMA Fund, Armada Pennsylvania Municipal Fund, and Armada Pennsylvania Tax Exempt Money Market Fund, the financial highlights for the three years in the period ended May 31, 1999, in conformity with generally accepted accounting principles.

/s/ signature omitted

Philadelphia, Pennsylvania
July 9, 1999

[ARROW GRAPHIC OMITTED]

                       NOTICE TO SHAREHOLDERS (UNAUDITED)
                                  MAY 31, 1999

      The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

Dear Armada Shareholders:

For the fiscal year ended May 31, 1999, each Fund designated long term capital gains and exempt income with regard to distributions paid during the year as follows:

                                          (A)               (B)              (C)               (D)               (E)
                                        Long Term         Ordinary            Tax
                                      Capital Gains        Income           Exempt            Total          Qualifying
                                      Distributions     Distributions    Distributions     Distribution       Dividends
Fund                                   (Tax Basis)       (Tax Basis)      (Tax Basis)       (Tax Basis)          (1)
                                      -------------     -------------    -------------     ------------      -----------
International Equity (2)                  0.00%            100.00%            0.00%           100.00%            0.00%
Small Cap Value                          55.62%             44.38%            0.00%           100.00%          100.00%
Small Cap Growth                          0.00%            100.00%            0.00%           100.00%            0.00%
Equity Growth                            45.58%             54.42%            0.00%           100.00%            0.00%
Tax Managed Equity                       16.84%             83.16%            0.00%           100.00%          100.00%
Core Equity                               0.00%            100.00%            0.00%           100.00%            0.00%
Equity Index                              0.00%            100.00%            0.00%           100.00%           73.88%
Equity Income                            37.80%             62.20%            0.00%           100.00%          100.00%
Balanced Allocation                       0.00%            100.00%            0.00%           100.00%           21.30%
Total Return Advantage                    1.90%             98.10%            0.00%           100.00%            0.00%
Bond                                      3.23%             96.77%            0.00%           100.00%            0.00%
Intermediate Bond                         3.54%             96.46%            0.00%           100.00%            0.00%
GNMA                                      1.65%             98.35%            0.00%           100.00%            0.00%
Enhanced Income                           1.53%             98.47%            0.00%           100.00%            0.00%
Ohio Tax Exempt                           1.22%              0.29%           98.49%           100.00%            0.00%
Pennsylvania Municipal                    1.43%              0.88%           97.69%           100.00%            0.00%
National Tax Exempt                       5.81%              0.02%           94.17%           100.00%            0.00%
Ohio Municipal Money Market               0.00%              0.00%          100.00%           100.00%            0.00%
Pennsylvania Tax Exempt Money Market      0.00%              0.00%          100.00%           100.00%            0.00%
Tax Exempt Money Market                   0.00%              0.00%          100.00%           100.00%            0.00%
Money Market                              0.00%            100.00%            0.00%           100.00%            0.00%
Government Money Market                   0.00%            100.00%            0.00%           100.00%            0.00%
Treasury Money Market                     0.00%            100.00%            0.00%           100.00%            0.00%

Items (A), (B), (C) and (D) are based on a percentage of the fund's total distribution.
Item (E) is based on a percentage of ordinary income distributions of the fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2) Ordinary income distributions consisted of 22.1% of qualified foreign tax credit.

                               [LOGO OMITTED]
                              Financial Statements
                        FOR THE PERIOD ENDED MAY 31, 1999

[ARROW GRAPHIC OMITTED]

                        STATEMENT OF NET ASSETS
                        ARMADA INTERNATIONAL EQUITY FUND
MAY 31, 1999
                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------     --------
COMMON STOCK -- 97.0%
AUSTRALIA -- 1.2%
  National Australia Bank ............     6,803     $    110
  National Australia Bank ADR ........    27,700        2,237
                                                     --------
                                                        2,347
                                                     --------
AUSTRIA -- 0.7%
  Mayr Melnhof Karton ................    27,900        1,308
                                                     --------
BELGIUM -- 2.1%
  Colruyt ............................     2,454        1,596
  Fortis, Series B ...................    82,000        2,630
                                                     --------
                                                        4,226
                                                     --------
BRAZIL -- 0.0%
  Telebras ADR* ......................    11,800            1
                                                     --------
FINLAND -- 3.9%
  Nokia ADR ..........................    29,400        2,087
  Nokia Oyj ..........................    35,200        2,504
  Tieto, Cl B ........................    67,420        2,356
  UPM-Kymmene ........................    32,650          957
                                                     --------
                                                        7,904
                                                     --------
FRANCE -- 10.3%
  Altran Technologies ................     8,271        1,873
  Axa ................................    23,545        2,714
  Compagnie de Saint Gobain ..........     6,305          990
  France Telecom .....................    21,087        1,617
  L'Oreal ............................     4,490        2,705
  Lyonnaise des Eaux .................    13,600        2,254
  Rhone Poulenc ADR ..................    15,000          703
  Sidel ..............................    23,646        3,281
  Total ADR ..........................    24,100        1,466
  Total, Cl B* .......................    12,377        1,504
  Vivendi ............................    20,242        1,499
  Vivendi Rights* ....................    19,200           20
                                                     --------
                                                       20,626
                                                     --------
GERMANY -- 7.1%
  Allianz ............................     6,757        1,847
  BHF Bank ...........................    41,481        1,346
  DaimlerChrysler ....................     6,030          521
  DaimlerChrysler ADR ................     7,482          654
  Mannesmann .........................    41,469        5,667
  Siemens ............................    30,405        2,046
  Veba ...............................    36,300        2,071
                                                     --------
                                                       14,152
                                                     --------

                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------     --------
COMMON STOCK -- CONTINUED
HONG KONG -- 4.0%
  Hong Kong & China Gas ..............   830,818     $  1,173
  HSBC Holdings ......................    69,200        2,267
  Hutchison Whampoa Limited ..........   167,800        1,401
  Johnson Electric Holdings ..........   516,180        1,904
  Li & Fung ..........................   530,000        1,251
                                                     --------
                                                        7,996
                                                     --------
IRELAND -- 0.7%
  Bank of Ireland ....................    71,363        1,323
                                                     --------
ITALY -- 3.4%
  Assicurazioni Generali .............    58,000        2,063
  Bulgari* ...........................   115,381          697
  Telecom Italia .....................    30,000          309
  Telecom Italia ADR .................    27,600        2,841
  Telecom Italia Mobile* .............   160,318          943
                                                     --------
                                                        6,853
                                                     --------
JAPAN -- 16.2%
  Advantest ..........................    27,400        2,161
  Bank of Tokyo-Mitsubishi ...........   147,000        1,959
  Canon ..............................    98,285        2,465
  Fanuc ..............................    61,535        2,637
  Fuji Heavy Industries ..............   200,000        1,299
  Fuji Photo Film ....................    47,098        1,673
  Ito Yokado .........................    22,000        1,305
  Kao ................................    77,000        2,102
  Nihon Unisys .......................   141,000        2,609
  Nippon Telegraph & Telephone .......       200        1,941
  Nomura Securities ..................    96,500          957
  Seven-Eleven .......................    14,000        1,208
  SMC ................................    11,600        1,051
  Softbank ...........................     2,000          229
  Sony ...............................    25,354        2,369
  Takeda Chemical Industries .........   104,800        4,628
  TDK Corporation ....................     1,049           90
  Yahoo Japan ........................         9        1,836
                                                     --------
                                                       32,519
                                                     --------
MEXICO -- 1.7%
  Coca Cola Femsa ADR ................    53,000          957
  Grupo Televisa GDR* ................    30,000        1,254
  Telefonos de Mexico ADR ............    14,600        1,167
                                                     --------
                                                        3,378
                                                     --------
NETHERLANDS -- 7.8%
  Aegon ..............................       584           47
  Aegon ADR ..........................    15,400        1,249
  ING Groep ..........................    19,575        1,047
  Koninklijke Ahold ..................     3,076          107
  Koninklijke Ahold ADR ..............    59,700        2,097

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                        STATEMENT OF NET ASSETS
                        ARMADA INTERNATIONAL EQUITY FUND
MAY 31, 1999
                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------     --------

COMMON STOCK -- CONTINUED
NETHERLANDS -- CONTINUED
  Nutreco Holdings ...................    42,900     $  1,589
  Royal Dutch Petroleum ..............    65,370        3,642
  Royal Dutch Petroleum,
   NY Shares .........................    24,400        1,380
  Unilever ...........................     1,040           69
  Unilever ADR .......................    13,571          886
  Wolters Kluwer .....................    85,200        3,426
                                                     --------
                                                       15,539
                                                     --------
PORTUGAL -- 0.9%
  Portugal Telecom ADR ...............    40,745        1,844
                                                     --------
SINGAPORE -- 3.9%
  City Developments ..................   306,000        1,827
  Development Bank of Singapore `F' ..   208,000        2,146
  Natsteel Electronics ...............   389,000        1,296
  Singapore International Airlines `F'   276,000        2,463
                                                     --------
                                                        7,732
                                                     --------
SOUTH KOREA -- 0.9%
  Pohang Iron & Steel ADR ............    73,600        1,863
                                                     --------
SPAIN -- 2.7%
  Banco Bilbao Vizcaya ADR ...........    31,700          462
  Endesa .............................     3,541           75
  Endesa ADR .........................    87,100        1,878
  Telefonica .........................    14,825          711
  Telefonica ADR .....................    16,014        2,310
                                                     --------
                                                        5,436
                                                     --------
SWEDEN -- 1.5%
  Assa Abloy, Series B ...............       836           37
  Pharmacia & Upjohn .................    35,839        1,987
  Svenska Cellulosa, Series A ........    27,400          644
  Svenska Cellulosa, Series B ........    13,000          303
                                                     --------
                                                        2,971
                                                     --------
SWITZERLAND -- 6.7%
  Credit Suisse Group ................    11,800        2,048
  Nestle .............................       876        1,575
  Novartis ...........................     1,275        1,850
  Roche Holding ......................       352        3,725
  Swiss Re ...........................     1,311        2,487
  UBS, Registered ....................     6,300        1,823
                                                     --------
                                                       13,508
                                                     --------
UNITED KINGDOM -- 20.2%
  Abbey National .....................   135,573        2,805
  Allied Zurich ......................   145,440        1,857

                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------     --------

COMMON STOCK -- CONTINUED
UNITED KINGDOM -- CONTINUED
  Bass ...............................   146,500     $  2,164
  BOC Group ..........................    96,852        1,659
  BP Amoco ...........................    50,017          896
  BP Amoco ADR .......................    25,357        2,716
  British Aerospace ..................   209,305        1,382
  Cable & Wireless ...................    88,456        1,092
  Compass Group ......................    96,761          981
  General Electric ...................   211,000        2,003
  Glaxo Wellcome .....................    27,636          776
  Glaxo Wellcome ADR .................    41,100        2,312
  Granada Group ......................   100,000        2,049
  Imperial Chemical ..................   193,700        2,137
  Invensys ...........................   447,999        2,044
  Logica .............................   115,532        1,073
  National Grid Holdings .............   303,586        2,064
  Pearson ............................   144,037        2,749
  SmithKline Beecham ADR .............    33,100        2,172
  Standard Chartered .................   164,500        2,492
  Tesco ..............................   504,400        1,470
  Vodafone Group .....................    87,685        1,672
                                                     --------
                                                       40,565
                                                     --------
UNITED STATES -- 1.1%
  Airtouch Communications* ...........    12,450        1,251
  Frontier ...........................    20,000        1,053
                                                     --------
                                                        2,304
                                                     --------
TOTAL COMMON STOCK
  (Cost $176,300)                                     194,395
                                                     --------
PREFERRED STOCK -- 0.8%
BRAZIL -- 0.5%
  Telebras ADR .......................    11,800          985
                                                     --------
GERMANY -- 0.3%
  SAP ................................     1,324          530
                                                     --------
TOTAL PREFERRED STOCK
  (Cost $1,455)                                         1,515
                                                     --------
CASH EQUIVALENT -- 1.8%
  Goldman Sachs Financial Square .....
    Premium Money Market Fund ........ 3,555,000        3,555
                                                     --------
TOTAL CASH EQUIVALENT
  (Cost $3,555)                                         3,555
                                                     --------
TOTAL INVESTMENTS -- 99.6%
  (Cost $181,310)                                    $199,465
                                                     ========

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                        STATEMENT OF NET ASSETS
                        ARMADA INTERNATIONAL EQUITY FUND
MAY 31, 1999
                                                      VALUE
                                                      (000)
                                                     --------

OTHER ASSETS AND LIABILITIES,
   NET -- 0.4%                                       $    909
                                                     --------
NET ASSETS:
  Portfolio shares of Class I
   (unlimited authorization -- no par value)
   based on 18,257,270 outstanding
   shares of beneficial interest .................    187,170
  Porfolio shares of Class A
   (unlimited authorization --
   no par value) based on 103,716
   outstanding shares of beneficial interest .....      1,096
  Portfolio shares of Class B (unlimited
   authorization -- no par value) based on
   3,837 outstanding shares of
   beneficial interest ...........................         41
  Accumulated net realized loss
   on investments ................................     (6,733)
  Net unrealized appreciation on investments .....     18,155
  Net unrealized appreciation of foreign
   currency and translation of other assets
   and liabilities in foreign
   currency investments ..........................        610
  Undistributed net investment income ............         35
                                                     --------
TOTAL NET ASSETS -- 100.0%                           $200,374
                                                     ========

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................       $10.91
                                                     ========

NET ASSET VALUE AND
   REDEMPTION PRICE
   PER SHARE -- CLASS A .........................      $10.87
                                                     ========

MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($10.87 / 94.5%) ............................       $11.50
                                                     ========

NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ...................      $10.83
                                                     ========



------------
* NON-INCOME PRODUCING SECURITY.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
F -- FOREIGN SHARES
GDR -- GLOBAL DEPOSITORY RECEIPT

At May 31, 1999, sector diversification of the Portfolio was as follows:

SECTOR DIVERSIFICATION                    % OF
COMMON STOCK                           NET ASSETS      VALUE
                                       ----------    --------
Banking                                     8.0%       16,065
Telecommunications                          7.3%       14,644
Communications                              6.6%       13,234
Pharmaceuticals                             6.4%       12,822
Oil and Gas                                 6.4%       12,777
Consumer Goods                              6.3%       12,673
Insurance                                   6.1%       12,180
Industrial Manufacturing                    5.2%       10,453
Business Services                           4.9%        9,825
Financial Services                          4.8%        9,668
Electronic Equipment                        4.6%        9,223
Food Product Retailer                       4.4%        8,743
Electrical Services                         3.0%        6,028
Computers                                   2.8%        5,518
Chemicals                                   2.7%        5,332
Automotive                                  2.2%        4,378
Publishing                                  1.7%        3,426
Real Estate                                 1.6%        3,228
Beverages                                   1.6%        3,121
News Media                                  1.4%        2,749
Machinery                                   1.3%        2,637
Transportation                              1.2%        2,463
Communication Services                      1.0%        2,049
Engineering Services                        0.9%        1,873
Steel                                       0.9%        1,863
Agricultural                                0.8%        1,589
Multi-Industry                              0.8%        1,519
Aerospace                                   0.7%        1,382
Manufacturing                               0.5%        1,051
Forestry                                    0.5%          957
Jewelry                                     0.3%          696
Computer Software                           0.1%          229
                                          -----      --------
TOTAL COMMON STOCK                         97.0%      194,395
TOTAL PREFERRED STOCK                       0.8%        1,515
CASH EQUIVALENT                             1.8%        3,555
                                          -----      --------
TOTAL INVESTMENTS                          99.6%      199,465
OTHER ASSETS AND
   LIABILITIES, NET                         0.4%          909
                                          -----      --------
NET ASSETS                                100.0%      200,374
                                          =====      ========

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                        FINANCIAL HIGHLIGHTS
                        ARMADA INTERNATIONAL EQUITY FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            FOR THE YEAR                     FOR THE PERIOD
                                                         ENDED MAY 31, 1999                ENDED MAY 31, 1998
                                                    -----------------------------------------------------------------
                                                     CLASS I   CLASS A  CLASS B       CLASS I2   CLASS A2    CLASS B3
                                                    --------   -------  -------       --------   --------    --------
Net asset value, beginning of period                $  10.86    $10.82   $10.83       $  10.00    $10.00      $ 9.30
                                                    --------    ------   ------       --------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss) ................        (0.01)    (0.01)   (0.07)          0.08      0.04        0.05
  Net gain on securities
   (realized and unrealized) ..................         0.11      0.10     0.08           0.79      0.79        1.48
                                                    --------    ------   ------       --------    ------      ------
     Total from investment operations .........         0.10      0.09     0.01           0.87      0.83        1.53
                                                    --------    ------   ------       --------    ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........        (0.05)    (0.04)   (0.01)         (0.01)    (0.01)      (0.00)
                                                    --------    ------   ------       --------    ------      ------

     Total distributions ......................        (0.05)    (0.04)   (0.01)         (0.01)    (0.01)      (0.00)
                                                    --------    ------   ------       --------    ------      ------
Net asset value, end of period ................      $ 10.91    $10.87   $10.83       $  10.86    $10.82      $10.83
                                                    ========    ======   ======       ========    ======      ======
TOTAL RETURN ..................................         0.95%     0.84%1   0.10%1         8.76%4    8.28%1,4   16.45%1,4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ........     $199,205    $1,127    $  42       $135,942    $  276      $    1
  Ratio of expenses to average net assets .....         1.43%     1.68%    2.43%          1.09%5    1.39%5      2.08%5
  Ratio of net investment income/(loss) to
   average net assets .........................         0.12%   (0.04)%  (0.80)%          1.19%5    1.49%5      0.59%5
  Ratio of expenses to average net assets
   before fee waivers .........................         1.43%     1.68%    2.43%          1.24%5    1.47%5      2.14%5
  Ratio of net investment income/(loss) to
   average net assets before fee waivers ......         0.12%   (0.04)%  (0.80)%          1.04%5    1.41%5      0.53%5
  Portfolio turnover rate .....................           78%       78%      78%            28%       28%         28%

1 TOTAL RETURN EXCLUDES SALES CHARGE.
2 CLASS I AND CLASS A BOTH COMMENCED OPERATIONS ON AUGUST 1, 1997.
3 CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.
4 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
5 ANNUALIZED.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                          STATEMENT OF NET ASSETS
                          ARMADA SMALL CAP VALUE FUND
MAY 31, 1999

                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------    ---------
COMMON STOCK -- 95.8%
AUTOMOTIVE PARTS & EQUIPMENT -- 3.7%
  Amcast Industrial .................    100,800     $ 1,695
  Simpson Industries ................    170,000       1,711
  Standard Products .................    169,000       3,771
  TBC* ..............................    267,500       1,898
  Transpro ..........................    251,400       1,336
                                                     -------
                                                      10,411
                                                     -------
BANKS -- 5.6%
  First Virginia# ...................     92,500       4,596
  Pacific Century ...................    110,000       2,200
  Susquehanna Bancshares ............    125,000       2,273
  UnionBanCal .......................    186,100       6,880
                                                     -------
                                                      15,949
                                                     -------
BROADCASTING -- 0.7%
  Liberty Corporation ...............     39,000       2,016
                                                     -------
BUILDING & BUILDING SUPPLIES -- 1.0%
  Insteel Industries ................    125,000       1,078
  Patrick Industries ................    125,000       1,625
                                                     -------
                                                       2,703
                                                     -------
BUSINESS SERVICES -- 2.9%
  BancTec* ..........................    310,000       4,999
  Wang Labs* ........................    110,000       3,176
                                                     -------
                                                       8,175
                                                     -------
CHEMICALS -- 1.6%
  Geon ..............................    115,000       3,464
  High Plains* ......................    324,600         680
  Terra Industries ..................     83,000         327
                                                     -------
                                                       4,471
                                                     -------
COMPUTER SOFTWARE -- 1.2%
  Structural Dynamics Research* .....     75,000       1,331
  Wall Data* ........................    186,700       1,884
                                                     -------
                                                       3,215
                                                     -------
COMPUTERS -- 0.3%
  Exabyte* ..........................    150,000         830
                                                     -------
CONTAINERS & PACKAGING -- 1.2%
  Crown Cork & Seal .................    105,000       3,294
                                                     -------
DRUGS & HEALTH CARE -- 2.8%
  Bindley Western ...................    140,000       4,217
  West Pharmaceutical Services ......    110,651       3,797
                                                     -------
                                                       8,014
                                                     -------
ELECTRONICS -- 5.7%
  Arrow Electronics*# ...............    220,000       3,822
  Avnet Electronics .................    150,000       6,534
  Bell Industries* ..................    332,800       3,411

                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------    ---------
COMMON STOCK -- CONTINUED
ELECTRONICS -- CONTINUED
  Bell Micro Products* ..............    324,100     $ 2,294
                                                     -------
                                                      16,061
                                                     -------
FINANCIAL SERVICES -- 5.0%
  ARM Financial, Cl A ...............    310,000       4,650
  Liberty Financial .................    190,150       4,968
  Phoenix Investment Partners# ......    450,800       4,423
                                                     -------
                                                      14,041
                                                     -------
FOOD & BEVERAGE -- 0.1%
  John B. Sanfilippo* ...............    114,000         395
                                                     -------
HUMAN RESOURCES -- 0.5%
  Kelly Services, Cl A ..............     50,000       1,450
                                                     -------
INSURANCE -- 4.5%
  PMI Group# ........................    190,000      11,115
  State Auto Financial ..............    120,000       1,470
                                                     -------
                                                      12,585
                                                     -------
INSURANCE - LIFE -- 0.6%
  Kansas City Life ..................     20,200       1,656
                                                     -------
INSURANCE - PROPERTY AND CASUALTY -- 6.5%
  Commerce Group ....................     78,900       1,829
  Farm Family Holdings* .............     51,000       1,760
  Harleysville Group ................    203,900       3,951
  Horace Mann Educators .............    280,000       7,245
  PXRE ..............................     94,700       1,764
  Selective Insurance Group .........    100,000       1,875
                                                     -------
                                                      18,424
                                                     -------
LEISURE & RECREATIONAL PRODUCTS -- 2.2%
  Arctic Cat ........................    175,500       1,470
  Brunswick .........................    200,000       4,800
                                                     -------
                                                       6,270
                                                     -------
MANUFACTURED HOUSING -- 3.1%
  Cavalier Homes ....................    422,000       3,824
  Fleetwood Enterprises# ............    129,300       3,289
  Southern Energy Homes* ............    370,700       1,714
                                                     -------
                                                       8,827
                                                     -------
MARINE TRANSPORTATION -- 1.5%
  Alexander & Baldwin ...............    185,000       4,186
                                                     -------
MEASURING DEVICES -- 1.5%
  Watts Industries ..................    185,000       3,133
  X-Rite ............................    172,500       1,213
                                                     -------
                                                       4,346
                                                     -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                          STATEMENT OF NET ASSETS
                          ARMADA SMALL CAP VALUE FUND
MAY 31, 1999

                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------    ---------
COMMON STOCK -- CONTINUED
MEDICAL & MEDICAL SERVICES -- 0.4%
  Maxicare Health Plans* ............    200,000     $   994
                                                     -------
METALS & MINING -- 3.3%
  Cleveland Cliffs ..................    152,900       5,657
  Nord Resources* ...................    113,200          46
  Southern Peru Copper# .............    291,500       3,607
                                                     -------
                                                       9,310
                                                     -------
MISCELLANEOUS CONSUMER SERVICES -- 0.3%
  Unifirst ..........................     50,000         900
                                                     -------
OIL & GAS -- 1.2%
  Helmerich & Payne .................     80,000       1,865
  Miller Exploration* ...............    100,000         211
  Ocean Energy* .....................    135,000       1,333
                                                     -------
                                                       3,409
                                                     -------
PAPER & FOREST PRODUCTS -- 3.8%
  Caraustar Industries ..............     32,500         857
  Rayonier ..........................     50,000       2,331
  Rock Tennessee ....................    266,600       4,032
  Westvaco ..........................    125,000       3,570
                                                     -------
                                                      10,790
                                                     -------
REAL ESTATE INVESTMENT TRUST -- 4.2%
  Arden Realty ......................     40,000       1,022
  Capstead Mortgage .................    320,000       1,860
  Developers Diversified Realty .....     52,000         858
  Great Lakes .......................    207,500       3,294
  Mack-Cali Realty ..................     26,000         842
  Thornburg Mortgage Asset# .........    375,000       3,891
                                                     -------
                                                      11,767
                                                     -------
RESTAURANTS -- 2.2%
  Buffets*# .........................    201,500       2,116
  Lone Star Steakhouse & Saloon* ....     57,500         579
  Piccadilly Cafeterias .............    145,000       1,541
  Rare Hospitality* .................     90,000       2,059
                                                     -------
                                                       6,295
                                                     -------
RETAIL -- 4.8%
  Bon-Ton Stores* ...................    245,000       1,562
  Dillards, Cl A ....................    310,000      10,889
  Elder-Berman* .....................    110,000         963
                                                     -------
                                                      13,414
                                                     -------
RUBBER & PLASTIC -- 1.4%
  Cooper Tire and Rubber ............    160,000       3,800
                                                     -------
SAVINGS & LOAN ASSOCIATIONS -- 1.2%
  Washington Federal ................    156,000       3,510
                                                     -------

                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------    ---------
COMMON STOCK -- CONTINUED
SEMI-CONDUCTORS/CAPITAL EQUIPMENT -- 3.3%
  Cypress Semiconductor* ............    100,000    $  1,113
  Electroglas* ......................    155,000       2,209
  LTX* ..............................    225,000       2,011
  Silicon Valley Group* .............    295,000       4,075
                                                    --------
                                                       9,408
                                                    --------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.8%
  Opti* .............................    334,800       2,124
                                                    --------
SPECIALTY CHEMICALS -- 1.3%
  Amcol International ...............      4,500          64
  Schulman ..........................    220,000       3,671
                                                    --------
                                                       3,735
                                                    --------
STEEL -- 7.0%
  Armco* ............................    520,000       3,348
  Material Sciences* ................    115,000       1,279
  Novamerican* ......................    190,200       2,068
  Olympic* ..........................    427,500       3,286
  Ryerson Tull ......................    324,822       7,471
  Steel Technologies ................    268,800       2,411
                                                    --------
                                                      19,863
                                                    --------
TECHNOLOGY -- 0.9%
  Mapinfo* ..........................    137,000       2,586
                                                    --------
TRUCKING -- 7.5%
  Air Express International# ........    106,200       2,668
  Amerco* ...........................    160,000       3,960
  Hunt Transport Services ...........    160,000       2,700
  Pittston Bax Group ................    213,100       2,304
  Wabash National# ..................    280,700       5,351
  Yellow* ...........................    250,000       4,250
                                                    --------
                                                      21,233
                                                    --------
TOTAL COMMON STOCK
   (Cost $256,291) ..................                270,457
                                                    --------
PREFERRED STOCK -- 0.7%
REAL ESTATE INVESTMENT TRUST -- 0.7%
  Thornburg Mortgage Asset ..........     85,000       2,056
                                                    --------
TOTAL PREFERRED STOCK
   (Cost $2,243) ....................                  2,056
                                                    --------
CASH EQUIVALENT -- 3.5%
  Fidelity Domestic Money
    Market Fund .....................  9,836,000       9,836
                                                    --------
TOTAL CASH EQUIVALENT
   (Cost $9,836) ....................                  9,836
                                                    --------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                          STATEMENT OF NET ASSETS
                          ARMADA SMALL CAP VALUE FUND
MAY 31, 1999

                                                      VALUE
                                                      (000)
                                                   ----------
Total Investments -- 100.0%
   (Cost $268,370) ..................               $282,349
                                                    ========

Other Assets and Liabilities,
   Net -- 0.0%                                            90
                                                    --------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based
   on 19,812,331 outstanding shares
   of beneficial interest ...........                264,286
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   866,968 outstanding shares of
   beneficial interest ..............                 11,568
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   39,083 outstanding shares of
   beneficial interest ..............                    502
  Accumulated net realized loss
   on investments and futures .......                 (9,192)
  Net unrealized appreciation
   on investments ...................                 13,979
  Undistributed net investment income                  1,296
                                                    --------
TOTAL NET ASSETS -- 100.0% ..........               $282,439
                                                    ========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SHARE -- CLASS I ..............                 $13.65
                                                    ========

NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE -- CLASS A .........                $13.31
                                                    ========

MAXIMUM OFFERING PRICE PER
  SHARE -- CLASS A ($13.31 / 94.5%) .                 $14.08
                                                    ========

NET ASSET VALUE AND OFFERING
  PRICE PER SHARE -- CLASS B ........                 $13.19
                                                    ========
------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL -- CLASS

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                          FINANCIAL HIGHLIGHTS
                          ARMADA SMALL CAP VALUE FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                           FOR THE YEAR ENDED MAY 31,
                                           --------------------------------------------------------------
                                                        1999                          1998
                                           --------------------------------------------------------------
                                            CLASS I   CLASS A   CLASS B    CLASS I   CLASS A   CLASS B4
                                           --------   -------   -------   --------   -------   --------
Net asset value,
   beginning
   of period .........................     $  15.72   $ 15.47   $ 15.42   $  15.15   $ 14.95   $ 15.28
                                           --------   -------   -------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..............         0.09      0.06     (0.03)      0.06      0.01      0.00
  Net gain/(loss) on securities
   (realized and unrealized) .........        (0.78)    (0.85)    (0.87)      2.87      2.84      0.14
                                           --------   -------   -------   --------   -------   -------
     Total from investment
        operations ...................        (0.69)    (0.79)    (0.90)      2.93      2.85      0.14
                                           --------   -------   -------   --------   -------   -------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .................        (0.05)    (0.04)    (0.00)     (0.07)    (0.04)    (0.00)
  Dividends in excess of net
   investment income .................        (0.00)    (0.00)    (0.00)     (0.00)    (0.00)    (0.00)
  Distributions from net realized
   capital gains .....................        (1.33)    (1.33)    (1.33)     (2.29)    (2.29)    (0.00)
                                           --------   -------   -------   --------   -------   -------
     Total distributions .............        (1.38)    (1.37)    (1.33)     (2.36)    (2.33)    (0.00)
                                           --------   -------   -------   --------   -------   -------
Net asset value, end of period .......     $  13.65   $ 13.31   $ 13.19   $  15.72   $ 15.47   $ 15.42
                                           ========   =======   =======   ========   =======   =======
TOTAL RETURN .........................        (3.67)%   (4.38)%3  (5.13)%3   19.82%    19.51%3   19.12%2,3
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)     $270,382   $11,542   $   515   $284,295   $10,634   $    61
  Ratio of expenses to
   average net assets ................         1.12%     1.38%     2.08%      0.98%     1.23%     1.92%2
  Ratio of net investment
   income to average
   net assets ........................         0.70%     0.44%    (0.26)%     0.43%     0.19%    (0.48)%2
  Ratio of expenses to
   average net assets
   before fee waivers ................         1.12%     1.38%     2.08%      0.98%     1.23%     1.92%2
  Ratio of net investment income
   to average net assets
   before fee waivers ................         0.70%     0.44%     (0.26)%    0.43%     0.19%    (0.48)%2
  Portfolio turnover rate ............           79%       79%        79%       89%       89%       89%



                                                                                      FOR THE PERIOD
                                                                                      ENDED MAY 31,
                                                     1997               1996               1995
                                           ------------------------------------------------------------
                                             CLASS I   CLASS A   CLASS I   CLASS A   CLASS I1  CLASS A1
                                             -------   -------   -------   -------   -------   --------
Net asset value,
   beginning
   of period .........................      $  13.10   $ 12.94   $ 11.38   $ 11.26   $ 10.00   $ 10.16
                                            --------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..............          0.09      0.08      0.08      0.06      0.10      0.07
  Net gain/(loss) on securities
   (realized and unrealized) .........          2.90      2.83      2.41      2.37      1.36      1.11
                                            --------   -------   -------   -------   -------   -------
     Total from investment
        operations ...................          2.99      2.91      2.49      2.43      1.46      1.18
                                            --------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .................         (0.09)    (0.05)    (0.08)    (0.06)    (0.04)    (0.04)
  Dividends in excess of net
   investment income .................         (0.00)    (0.05)    (0.02)    (0.02)    (0.00)    (0.00)
  Distributions from net realized
   capital gains .....................         (0.85)    (0.85)    (0.67)    (0.67)    (0.04)    (0.04)
                                            --------   -------   -------    ------   -------   -------
     Total distributions .............         (0.94)    (0.90)    (0.77)    (0.75)    (0.08)    (0.08)
                                            --------   -------   -------    ------   -------   -------
Net asset value, end of period .......      $  15.15   $ 14.95   $ 13.10    $12.94   $ 11.38   $ 11.26
                                            ========   =======   =======    ======   =======   =======
TOTAL RETURN .........................         23.61%    23.26%3   22.64%    22.28%3   17.42%2   14.80%3,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)      $199,311   $ 4,929   $99,294    $4,702   $50,993   $  3,567
  Ratio of expenses to
   average net assets ................          0.97%     1.22%     1.05%     1.30%     1.01%2    1.34%2
  Ratio of net investment
   income to average
   net assets ........................          0.83%     0.57%     0.83%     0.58%     1.31%2    1.09%2
  Ratio of expenses to
   average net assets
   before fee waivers ................          0.97%     1.22%     1.06%     1.32%     1.15%2    1.38%2
  Ratio of net investment income
   to average net assets
   before fee waivers ................          0.83%     0.51%     0.82%     0.56%     1.17%2    1.05%2
  Portfolio turnover rate ............            64%       64%      106%      106%       69%       69%


1 CLASS I AND CLASS A COMMENCED OPERATIONS ON JULY 26, 1994
  AND AUGUST 15, 1994, RESPECTIVELY.
2 ANNUALIZED.
3 TOTAL RETURN EXCLUDES SALES CHARGE.
4 CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.
5 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                          STATEMENT OF NET ASSETS
                          ARMADA SMALL CAP VALUE FUND
MAY 31, 1999

                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------     ---------
COMMON STOCK -- 83.8%
AEROSPACE & DEFENSE -- 0.8%
  Aeroflex* .........................     47,100      $   686
                                                      -------
AIR TRANSPORTATION -- 1.2%
  Atlas Air* ........................     25,100          675
  Expeditors International
   of Washington ....................      5,200          289
                                                      -------
                                                          964
                                                      -------
APPAREL/TEXTILES -- 0.4%
  Tarrant Apparel*# .................     10,500          318
                                                      -------
AUTOMOTIVE -- 0.9%
  Monaco Coach* .....................     25,000          750
                                                      -------
BANKS -- 1.6%
  Cullen/Frost Bankers ..............      8,700          489
  Republic Security Financial .......     99,900          837
                                                      -------
                                                        1,326
                                                      -------
BROADCASTING, NEWSPAPERS &
  ADVERTISING -- 1.6%
  Citadel Communications* ...........     29,500          824
  Doubleclick*# .....................      4,750          463
                                                      -------
                                                        1,287
                                                      -------
BUILDING & CONSTRUCTION -- 0.5%
  Standard-Pacific ..................     32,600          428
                                                      -------
BUSINESS SERVICES -- 2.2%
  Barnett* ..........................     36,500          333
  FYI* ..............................     23,900          662
  Iron Mountain* ....................     13,400          370
  Nova*# ............................     19,000          423
                                                      -------
                                                        1,788
                                                      -------
CHEMICALS -- 1.2%
  MacDermid .........................     23,500          946
                                                      -------
COMMUNICATIONS EQUIPMENT -- 3.9%
  Dii Group* ........................     31,400        1,034
  Mercury Computer Systems* .........     33,800          669
  Microwave Power Devices* ..........     33,300          508
  Sawtek* ...........................     24,000          951
                                                      -------
                                                        3,162
                                                      -------
COMPUTER SERVICES -- 7.7%
  Ardent Software* ..................     24,300          486
  Checkfree Holdings* ...............     11,800          555
  Electronics for Imaging* ..........     23,000        1,128
  Inspire Insurance Solutions* ......     42,800          746
  Intervu* ..........................     11,600          402
  Mercury Interactive* ..............      9,000          296
  Micromuse* ........................     14,800          590



                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------     ---------
COMMON STOCK -- CONTINUED
COMPUTER SERVICES -- CONTINUED
  National Computer Systems .........     17,300      $   541
  Platinum technology
   International* ...................     15,500          451
  Sykes Enterprises* ................     22,600          703
  Unigraphics Solutions* ............     22,200          354
                                                      -------
                                                        6,252
                                                      -------
CONSUMER PRODUCTS -- 1.3%
  Jakks Pacific* ....................     26,300          728
  K-Swiss, Cl A .....................      6,200          356
                                                      -------
                                                        1,084
                                                      -------
DATA PROCESSING/MANAGEMENT -- 1.5%
  National Data .....................         26        1,233
                                                      -------
DRUGS & HEALTH CARE -- 0.9%
  Alpharma, Cl A# ...................     13,300          355
  Geltex Pharmaceuticals*# ..........     23,200          394
                                                      -------
                                                          749
                                                      -------
ELECTRICAL SERVICES -- 1.1%
  Calpine* ..........................     16,000          867
                                                      -------
ELECTRICAL TECHNOLOGY -- 0.5%
  Smart Modular .....................     27,800          419
                                                      -------
ELECTRONICS -- 3.0%
  CTS ...............................     21,400        1,198
  Gentex* ...........................     42,300        1,270
                                                      -------
                                                        2,468
                                                      -------
ENTERTAINMENT -- 2.4%
  Macrovision* ......................     19,800          898
  Premier Parks* ....................     28,800        1,026
                                                      -------
                                                        1,924
                                                      -------
FINANCIAL SERVICES -- 4.4%
  Affiliated Managers* ..............     25,000          731
  Amresco* ..........................     50,300          346
  E*trade*# .........................     22,000          979
  Metris ............................     21,400        1,248
  Prism Financial* ..................     12,700          281
                                                      -------
                                                        3,585
                                                      -------
HAZARDOUS WASTE MANAGEMENT -- 0.6%
  Casella Waste Systems, Cl A*# .....     25,200          497
                                                      -------
HOME FURNISHINGS & HOUSEWARES -- 1.0%
  Ethan Allen Interiors .............     25,950          827
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                          STATEMENT OF NET ASSETS
                          ARMADA SMALL CAP VALUE FUND
MAY 31, 1999

                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------     ---------
COMMON STOCK -- CONTINUED
HOTELS & LODGING -- 0.4%
  Pegasus Systems* ..................      9,300      $   324
                                                      -------
INFORMATION RETRIEVAL SERVICES -- 3.2%
  CMG Information Services* .........      8,400          871
  Infospace.com* ....................     12,000          564
  Onesource Information
   Services* ........................     22,400          211
  QRS* ..............................     12,800          950
                                                      -------
                                                        2,596
                                                      -------
INSURANCE -- 2.1%
  Annuity & Life ....................     46,400        1,198
  Scottish Annuity & Life* ..........     54,000          527
                                                      -------
                                                        1,725
                                                      -------
MACHINERY -- 0.8%
  Applied Power, Cl A ...............      2,400           58
  Astec Industries* .................     16,000          598
                                                      -------
                                                          656
                                                      -------
MEDICAL & MEDICAL SERVICES -- 9.5%
  ABR Information Services* .........     31,700          801
  American Retirement*# .............     38,600          654
  Biomatrix*# .......................     25,800          790
  Gliatech* .........................     18,000          461
  Hooper Holmes .....................     56,200        1,019
  Laser Vision Centers* .............     21,800        1,243
  Life Technologies .................      4,300          160
  Medquist* .........................     22,500          823
  Minimed* ..........................      3,500          207
  Priority Healthcare, Cl B* ........     34,900        1,191
  VISX*                                    7,300          379
                                                      -------
                                                        7,728
                                                      -------
METALS & MINING -- 0.7%
  Stillwater Mining* ................     18,450          589
                                                      -------
OFFICE SUPPLIES -- 0.5%
  School Specialty* .................     25,000          372
                                                      -------
PETROLEUM & FUEL PRODUCTS -- 0.5%
  Cal Dive International* ...........     15,400          377
                                                      -------
PHARMACEUTICAL -- 1.1%
  King Pharmaceuticals* .............     39,300          935
                                                      -------
PRINTING & PUBLISHING -- 1.0%
  Valassis Communications* ..........     22,350          778
                                                      -------


COMMON STOCK -- CONTINUED
PROFESSIONAL SERVICES -- 1.3%
  Corporate Executive Board* ........      5,908      $   173
  Diamond Technology Partners*# .....     22,600          542
  Safeguard Scientifics* ............      5,100          373
                                                      -------
                                                        1,088
                                                      -------
RAILROADS -- 0.9%
  Motivepower Industries* ...........     45,150          765
                                                      -------
RETAIL -- 4.9%
  Ames Department Stores* ...........     15,200          623
  BJ's Wholesale Club* ..............     21,600          562
  Cheap Tickets* ....................     14,300          451
  Foodmaker* ........................     28,600          772
  Men's Wearhouse*# .................     27,000          689
  The Children's Place
   Retail Stores* ...................     22,600          880
                                                      -------
                                                        3,977
                                                      -------
RUBBER & PLASTIC -- 0.6%
  Trex* .............................     20,800          456
                                                      -------
SEMI-CONDUCTORS/INSTRUMENTS -- 8.6%
  Applied Micro Circuits* ...........     11,500          680
  Atmi* .............................     19,400          426
  Burr-Brown* .......................     18,600          595
  Credence Systems* .................     22,900          678
  Cymer*# ...........................     32,300          592
  Optical Coating Laboratory ........      8,780          570
  Photronics Labs*# .................     11,600          229
  PMC-Sierra* .......................     28,000        1,360
  PRI Automation, Cl A*# ............     21,200          519
  SDL* ..............................     14,300        1,329
                                                      -------
                                                        6,978
                                                      -------
TELEPHONE & TELECOMMUNICATION -- 7.8%
  Antec*# ...........................     26,100          765
  Commscope* ........................     38,900        1,021
  Dycom* ............................     31,200        1,505
  Gilat Satellite Networks* .........     11,350          599
  Intermedia*# ......................     22,500          570
  Mastec* ...........................     22,700          551
  SkyTel* ...........................     36,600          743
  Worldgate Communications* .........     16,000          592
                                                      -------
                                                        6,346
                                                      -------
TRUCKING -- 0.7%
  Wabash National# ..................     30,800          587
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                          STATEMENT OF NET ASSETS
                          ARMADA SMALL CAP GROWTH FUND


                                                        VALUE
                                       SHARES/PAR       (000)
                                       ----------     ---------

COMMON STOCK -- CONTINUED
WHOLESALE -- 0.5%
  Wesco International* ............       20,300      $   402
                                                      -------
Total Common Stock
   (Cost $61,921)                                      68,239
                                                      -------
REPURCHASE AGREEMENT -- 12.8%
  Prudential
   4.780% (dated 05/28/99, matures
   06/01/99, repurchase price
   $10,405,524; collateralized by
   FHLMC obligation: market
   value $10,703,130) .............  $10,400,000       10,400
                                                      -------
Total Repurchase Agreement
   (Cost $10,400)                                      10,400
                                                      -------
CASH EQUIVALENT -- 4.0%
  Goldman Sachs Financial Square
    Premium Money Market Fund ....     3,258,000        3,258
                                                      -------
   Total Cash Equivalent
   (Cost $3,258) .................                      3,258
                                                      -------
Total Investments -- 100.6%
   (Cost $75,579) ................                    $81,897
                                                      =======
Other Assets and Liabilities,
   Net -- (0.6%) .................                       (524)
                                                      -------
NET ASSETS:
  Portfolio Shares of Class I
    (unlimited authorization --
    no par value) based on
    7,902,867 outstanding shares of
    beneficial interest ..........                     83,235
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 107,770 outstanding shares of
   beneficial interest ...........                      1,149
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based
   on 13,896 outstanding shares of
   beneficial interest ...........                        135
  Accumulated net realized loss
   on investments and futures ....                    (10,437)
  Net unrealized appreciation
   on investments ................                      6,318
  Net unrealized appreciation on futures                  973
                                                      -------
TOTAL NET ASSETS -- 100.0%                            $81,373
                                                      =======

                                                       VALUE
                                                       -----
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................       $10.14
                                                      =======
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                          $10.11
 ...............................................      =======

MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($10.11 / 94.5%) ............      $10.70
                                                      =======
NET ASSET VALUE AND OFFERING
  PRICE PER SHARE -- CLASS B ....................      $10.01
                                                      =======

------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                          FINANCIAL HIGHLIGHTS
                          ARMADA SMALL CAP GROWTH FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                    FOR THE YEAR                       FOR THE PERIOD
                                                                 ENDED MAY 31, 1999                  ENDED MAY 31, 1998
                                                          ------------------------------     ------------------------------
                                                          CLASS I     CLASS A    CLASS B     CLASS I3  CLASS A3    CLASS B4
                                                          -------     -------    -------     --------  --------    --------
Net asset value, beginning of period .................    $ 11.69     $11.68     $11.66      $ 10.00    $10.00      $10.64
                                                          -------     ------     ------      -------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss) .......................      (0.03)6    (0.05)6    (0.10)6       0.01      0.01       (0.01)
  Net gain/(loss) on securities
   (realized and unrealized) .........................      (1.41)     (1.41)     (1.44)        1.72      1.71        1.03
                                                          -------     ------     ------      -------    ------      ------
     Total from investment operations ................      (1.44)     (1.46)     (1.54)        1.73      1.72        1.02
                                                          -------     ------     ------      -------    ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............      (0.00)     (0.00)     (0.00)       (0.01)    (0.01)      (0.00)
  Distributions from net realized capital gains ......      (0.11)     (0.11)     (0.11)       (0.03)    (0.03)      (0.00)
                                                          -------     ------     ------      -------    ------      ------
     Total distributions .............................      (0.11)     (0.11)     (0.11)       (0.04)    (0.04)      (0.00)
                                                          -------     ------     ------      -------    ------      ------
Net asset value, end of period .......................    $ 10.14     $10.11     $10.01      $ 11.69    $11.68      $11.66
                                                          =======     ======     ======      =======    ======      ======
TOTAL RETURN .........................................     (12.36)%   (12.54)%1  (13.26)%1     17.35%2   17.18%1,2    9.59%1,2
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...............    $80,145     $1,089     $  139      $54,476    $  331      $    1
  Ratio of expenses to average net assets ............       1.27%      1.51%      2.23%        0.98%5    1.23%5      1.92%5
  Ratio of net investment income/(loss) to
    average net assets ...............................      (0.27)%    (0.51)%    (1.23)%       0.14%5   (0.32)%5    (0.87)%5
  Ratio of expenses to average net assets
   before fee waivers ................................       1.27%      1.51%      2.23%        1.09%5    1.34%5      3.06%5
  Ratio of net investment income/(loss) to
   average net assets before fee waivers .............      (0.27)%    (0.51)%    (1.23)%       0.03%5   (0.43)%5    (2.01)%5
  Portfolio turnover rate ............................        159%       159%       159%          31%       31%         31%

1 TOTAL RETURN EXCLUDES SALES CHARGE.
2 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. 3 CLASS I AND CLASS A BOTH COMMENCED OPERATIONS ON AUGUST 1, 1997.
4 CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.
5  ANNUALIZED.
6 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY GROWTH FUND
MAY 31, 1999

                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------   ----------
COMMON STOCK -- 97.4%
AIRCRAFT -- 0.4%
  United Technologies# ...........        95,600    $  5,933
                                                    --------
BANKS -- 2.8%
  Comerica .......................        80,950       4,892
  MBNA ...........................       537,500      14,848
  Northern Trust .................        62,200       5,629
  State Street ...................       183,600      13,999
                                                    --------
                                                      39,368
                                                    --------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.0%
  Omnicom Group# .................       211,000      14,770
                                                    --------
BUSINESS SERVICES -- 1.0%
  Automatic Data Processing ......       357,200      14,712
                                                    --------
CABLE TELEVISION -- 1.3%
  Comcast, Cl A Special ..........       484,800      18,695
                                                    --------
CHEMICALS -- 0.5%
  Monsanto# ......................       175,000       7,263
                                                    --------
COMMUNICATIONS EQUIPMENT -- 3.7%
  Lucent Technologies# ...........       685,000      38,959
  Nortel Networks ................       185,000      13,875
                                                    --------
                                                      52,834
                                                    --------
COMPUTER HARDWARE -- 9.8%
  Cisco Systems* .................       388,000      42,280
  Dell Computer* .................       280,200       9,641
  EMC* ...........................       247,900      24,697
  Hewlett Packard ................       146,700      13,836
  International Business Machines#       339,200      39,453
  Sun Microsystems* ..............       160,000       9,560
                                                    --------
                                                     139,467
                                                    --------
COMPUTER SERVICES -- 1.2%
  Ceridian* ......................       293,200       9,676
  Oracle*# .......................       316,500       7,853
                                                    --------
                                                      17,529
                                                    --------
COMPUTER SOFTWARE -- 3.6%
  Microsoft* .....................       632,000      51,014
                                                    --------
DRUGS & HEALTH CARE -- 11.4%
  Abbott Laboratories ............       214,720       9,703
  American Home Products .........       165,000       9,508
  Bristol-Myers Squibb ...........       445,200      30,552
  Johnson & Johnson ..............       199,300      18,460
  Lilly (Eli) ....................       149,000      10,644
  Merck ..........................       307,000      20,723
  Pfizer .........................       242,900      25,990
  Schering-Plough ................       517,000      23,297
  Warner-Lambert .................       203,000      12,586
                                                    --------
                                                     161,463
                                                    --------
ENTERTAINMENT -- 0.7%
  AT&T-Liberty Media, Cl A*# .....       158,200      10,510
                                                    --------

                                        NUMBER       VALUE
                                       OF SHARES     (000)
                                       ---------    --------
COMMON STOCK -- CONTINUED
ENVIRONMENTAL SERVICES -- 1.3%
  Waste Management ...............       348,000    $ 18,401
                                                    --------
FINANCIAL SERVICES -- 5.7%
  American Express ...............       155,000      18,784
  Associates First Capital, Cl A .       133,600       5,478
  Citigroup ......................       210,000      13,913
  DLJ Direct* ....................        15,000         619
  Fannie Mae .....................       163,000      11,084
  Freddie Mac ....................       280,700      16,368
  J.P. Morgan ....................       104,000      14,488
                                                    --------
                                                      80,734
                                                    --------
FOOD & BEVERAGE -- 1.5%
  Coca Cola ......................       209,000      14,277
  PepsiCo ........................       195,000       6,983
                                                    --------
                                                      21,260
                                                    --------
HOUSEHOLD PRODUCTS -- 3.2%
  Colgate Palmolive ..............       152,500      15,231
  Procter & Gamble ...............       316,000      29,507
                                                    --------
                                                      44,738
                                                    --------
INSURANCE -- 2.6%
  American International Group ...       325,260      37,181
                                                    --------
MEDICAL & MEDICAL SERVICES -- 1.1%
  Medtronic ......................       210,800      14,967
                                                    --------
MISCELLANEOUS MANUFACTURING -- 2.4%
  Tyco International .............       395,800      34,583
                                                    --------
MOTORCYCLE & MOTOR SCOOTER -- 0.9%
  Harley-Davidson ................       256,300      13,087
                                                    --------
OFFICE & BUSINESS EQUIPMENT -- 2.9%
  Lexmark International, Cl A* ...       125,000      17,016
  Pitney Bowes ...................       207,000      13,196
  Xerox ..........................       204,000      11,462
                                                    --------
                                                      41,674
                                                    --------
OIL MACHINERY & EQUIPMENT -- 0.5%
  Schlumberger ...................       120,000       7,223
                                                    --------
PAPER & FOREST PRODUCTS -- 1.0%
  International Paper ............       275,000      13,750
                                                    --------
PERSONAL CARE -- 0.5%
  Gillette .......................       141,400       7,211
                                                    --------
PETROLEUM & FUEL PRODUCTS -- 0.5%
  Burlington Resources ...........       165,000       7,085
                                                    --------
PETROLEUM REFINING -- 2.0%
  Chevron ........................       147,000      13,625
  Exxon ..........................       177,000      14,138
                                                    --------
                                                      27,763
                                                    --------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY GROWTH FUND
MAY 31, 1999

                                        NUMBER       VALUE
                                       OF SHARES     (000)
                                       ---------    --------
COMMON STOCK -- CONTINUED
PRINTING & PUBLISHING -- 2.1%
  Time Warner# ...................       440,000   $   29,947
                                                   ----------
RETAIL DRUG STORES -- 1.6%
  CVS ............................       302,000       13,892
  Walgreen .......................       354,000        8,231
                                                   ----------
                                                       22,123
                                                   ----------
RETAIL FOOD CHAINS -- 3.4%
  Costco* ........................       290,600       21,078
  Kroger*# .......................       209,100       12,245
  Safeway* .......................       327,000       15,206
                                                   ----------
                                                       48,529
                                                   ----------
RETAIL STORES -- 11.1%
  Dayton Hudson ..................       435,500       27,437
  Gap ............................       230,000       14,389
  Home Depot# ....................       495,698       28,193
  Lowe's .........................       208,000       10,803
  Staples* .......................       460,000       13,225
  Tandy ..........................       260,000       21,450
  TJX Companies ..................       445,000       13,350
  Wal-Mart .......................       687,000       29,283
                                                   ----------
                                                      158,130
                                                   ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.5%
  Intel ..........................       395,000       21,404
  Texas Instruments ..............       134,000       14,656
                                                   ----------
                                                       36,060
                                                   ----------
SPECIALTY MACHINERY -- 3.2%
  General Electric ...............       439,800       44,722
                                                   ----------
TELEPHONE & TELECOMMUNICATION -- 7.7%
  Airtouch Communications* .......       158,000       15,879
  Alltel .........................       281,000       20,144
  Ameritech ......................       150,000        9,872
  BellSouth ......................       244,000       11,514
  MCI WorldCom* ..................       426,500       36,826
  SBC Communications .............       288,000       14,724
                                                   ----------
                                                      108,959
                                                   ----------
TRAVEL -- 1.0%
  Carnival, Cl A .................       329,900       13,526
                                                   ----------
WHOLESALE -- 1.3%
  Cardinal Health ................       165,000        9,962
  Sysco ..........................       264,700        7,858
                                                   ----------
                                                       17,820
                                                   ----------
TOTAL COMMON STOCK
  (Cost $1,040,745) ...........................     1,383,031
                                                   ----------

                                       NUMBER OF      VALUE
                                      SHARES(000)     (000)
                                       ---------   ----------
CASH EQUIVALENT -- 2.7%
  Fidelity Domestic Money
    Market Fund ..................        38,800   $   38,800
                                                   ----------
TOTAL CASH EQUIVALENT
  (Cost $38,800) ..............................        38,800
                                                   ----------
TOTAL INVESTMENTS -- 100.1%
  (Cost $1,079,545) ...........................    $1,421,831
                                                   ==========

OTHER ASSETS AND LIABILITIES,
   NET -- (0.1%) ...............................       (1,921)
                                                   ----------
  Portfolio Shares of Class I
  (unlimited authorization -- no par value)
  based on 51,286,720 outstanding shares
   of beneficial interest .....................       943,499
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 6,369,718 outstanding shares
   of beneficial interest .....................       134,137
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   57,531 outstanding shares of beneficial interest     1,375
  Accumulated net realized loss on investments
   and futures ................................        (1,387)
  Net unrealized appreciation on investments ..       342,286
                                                   ----------
TOTAL NET ASSETS -- 100.0% ....................    $1,419,910
                                                   ==========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SHARE -- CLASS I ........................        $24.61
                                                   ==========

NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE -- CLASS A ...................       $24.55
                                                   ==========

MAXIMUM OFFERING PRICE
  PER SHARE -- CLASS A ($24.55 / 94.5%) ........       $25.98
                                                   ==========

NET ASSET VALUE AND OFFERING
  PRICE PER SHARE -- CLASS B ...................       $24.33
                                                   ==========


------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL -- CLASS
                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                            FINANCIAL HIGHLIGHTS
                            ARMADA EQUITY GROWTH FUND
MAY 31, 1999
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  FOR THE YEAR ENDED MAY 31,
                                  ---------------------------------------------------------------------------
                                                 1999                      1998                  1997
                                  ---------------------------------------------------------------------------
                                    CLASS I     CLASS A  CLASS B    CLASS I   CLASS A    CLASS B3   CLASS I
                                  ----------   --------  -------    -------   -------    --------   -------
Net asset value, beginning
  of period ................      $    21.35   $  21.35   $21.28   $  18.63   $ 18.67     $19.44    $  18.02
                                  ----------   --------   ------   --------   -------     ------    --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
   income/(loss) ...........           (0.03)4    (0.09)4  (0.27)4    (0.00)    (0.04)     (0.24)       0.09
  Net gain on securities
   (realized and unrealized)            4.28       4.28     4.31       5.00      4.99       2.08        4.66
                                  ----------   --------   ------   --------   -------     ------    --------
     Total from investment
        operations .........            4.25       4.19     4.04       5.00      4.95       1.84        4.75
                                  ----------   --------   ------   --------   -------     ------    --------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .......           (0.00)     (0.00)   (0.00)     (0.01)    (0.00)     (0.00)      (0.09)
  Dividends in excess of net
   investment income .......           (0.00)     (0.00)   (0.00)     (0.00)    (0.00)     (0.00)      (0.02)
  Distributions from net realized
   capital gains ...........           (0.99)     (0.99)   (0.99)     (2.27)    (2.27)     (0.00)      (4.03)
  Distributions in excess of net
   realized capital gains ..           (0.00)     (0.00)   (0.00)     (0.00)    (0.00)     (0.00)      (0.00)
                                  ----------   --------   ------   --------   -------     ------    --------
     Total distributions ...           (0.99)     (0.99)   (0.99)     (2.28)    (2.27)     (0.00)      (4.14)
                                  ----------   --------   ------   --------   -------     ------    --------
Net asset value, end of period    $    24.61   $  24.55   $24.33   $  21.35   $ 21.35     $21.28    $  18.63
                                  ==========   ========   ======   ========   =======     ======    ========
TOTAL RETURN ...............           20.16%     19.88%1  19.22%1    28.65%    28.32%1    27.90%1,2   29.57%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
  (in 000's) ...............      $1,262,154   $156,356   $1,400   $352,413   $12,380     $   24    $255,594
  Ratio of expenses to
   average net assets ......            0.92%      1.17%   1.88%       0.98%     1.23%      1.92%2      0.97%
  Ratio of net investment
   income/(loss) to average
   net assets ..............           (0.11)%    (0.36)%  (1.07)%    (0.01)%   (0.26)%    (0.92)%2     0.49%
  Ratio of expenses to average
   net assets before
   fee waivers .............            0.92%      1.17%   1.88%       0.98%     1.23%      1.92%2      0.97%
  Ratio of net investment
   income/(loss) to average
   net assets before
   fee waivers .............           (0.11)%    (0.36)%  (1.07)%    (0.01)%   (0.26)%    (0.92)%2     0.49%
  Portfolio turnover rate                 57%        57%      57%       260%      260%       260%        197%


                                                  FOR THE YEAR ENDED MAY 31,
                                  ------------------------------------------------
                                         1996               1995
                                  ------------------------------------------------
                                  CLASS A    CLASS I   CLASS A   CLASS I   CLASS A
                                  -------    -------   -------   -------   -------
Net asset value, beginning
  of period ................       $18.05   $  14.77   $14.79   $  13.66   $13.68
                                   ------   --------   ------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
   income/(loss) ...........         0.05       0.14     0.10       0.21     0.18
  Net gain on securities
   (realized and unrealized)         4.66       3.46     3.47       1.21     1.21
                                   ------   --------   ------   --------   ------
     Total from investment
        operations .........         4.71       3.60     3.57       1.42     1.39
                                   ------   --------   ------   --------   ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .......        (0.05)     (0.14)   (0.10)     (0.20)   (0.17)
  Dividends in excess of net
   investment income .......        (0.01)     (0.02)   (0.02)     (0.00)   (0.00)
  Distributions from net realized
   capital gains ...........        (4.03)     (0.19)   (0.19)     (0.00)   (0.00)
  Distributions in excess of net
   realized capital gains ..        (0.00)     (0.00)   (0.00)     (0.11)   (0.11)
                                   ------   --------   ------   --------   ------
     Total distributions ...        (4.09)     (0.35)   (0.31)     (0.31)   (0.28)
                                   ------   --------   ------   --------   ------
Net asset value, end of period     $18.67   $  18.02   $18.05   $  14.77   $14.79
                                   ------   --------   ------   --------   ------
TOTAL RETURN ...............        29.24%1    24.61%   24.34%1    10.62%   10.35%1
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
  (in 000's) ...............       $6,931   $166,671   $6,013   $119,634   $5,974
  Ratio of expenses to
   average net assets ......         1.22%      1.01%    1.26%      1.01%    1.27%
  Ratio of net investment
   income/(loss) to average
   net assets ..............         0.25%      0.85%    0.60%      1.53%    1.23%
  Ratio of expenses to average
   net assets before
   fee waivers .............         1.22%      1.03%    1.28%      1.02%    1.28%
  Ratio of net investment
   income/(loss) to average
   net assets before
   fee waivers .............         0.25%      0.83%    0.58%      1.51%    1.22%
  Portfolio turnover rate ..          197%       74%      74%        17%      17%

1  TOTAL RETURN EXCLUDES SALES CHARGE.
2  ANNUALIZED.
3  CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.
4  CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         STATEMENT OF NET ASSETS
                         ARMADA TAX MANAGED EQUITY FUND

                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------     ---------
COMMON STOCK -- 96.6%
AIR TRANSPORTATION -- 0.2%
  Southwest Airlines .......              12,000      $   385
                                                      -------
BANKS -- 7.6%
  Bank of America ..........               6,000          388
  First Union ..............              20,000          921
  Northern Trust ...........              16,000        1,446
  State Street .............              89,000        6,786
  SunTrust .................              10,000          675
  Wachovia .................              35,600        3,142
  Wells Fargo ..............             148,000        5,920
                                                      -------
                                                       19,278
                                                      -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.1%
  Omnicom Group# ...........              39,000        2,730
                                                      -------
BUSINESS SERVICES -- 3.0%
  Automatic Data Processing              188,000        7,743
                                                      -------
CHEMICALS -- 0.9%
  Air Products & Chemicals .              56,000        2,296
                                                      -------
COMMUNICATIONS EQUIPMENT -- 1.8%
  Lucent Technologies# .....              60,000        3,412
  Nortel Networks ..........              16,500        1,237
                                                      -------
                                                        4,649
                                                      -------
COMPUTER HARDWARE -- 5.4%
  Cisco Systems* ...........              36,475        3,976
  Compaq Computer# .........              20,000          474
  Dell Computer* ...........              20,000          689
  Hewlett Packard ..........              74,400        7,017
  Sun Microsystems* ........              28,000        1,673
                                                      -------
                                                       13,829
                                                      -------
COMPUTER SOFTWARE -- 1.9%
  Microsoft* ...............              60,600        4,892
                                                      -------
DRUGS & HEALTH CARE -- 19.0%
  Abbott Laboratories ......             192,000        8,676
  American Home Products ...              10,000          576
  Bristol-Myers Squibb .....             154,880       10,629
  Johnson & Johnson ........              17,500        1,621
  Lilly (Eli) ..............              13,000          929
  Merck ....................              96,000        6,480
  Pfizer ...................              93,000        9,951
  Schering-Plough ..........             212,400        9,571
                                                      -------
                                                       48,433
                                                      -------
ENTERTAINMENT -- 1.5%
  Walt Disney ..............             132,000        3,844
                                                      -------

                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------     ---------
COMMON STOCK -- CONTINUED
FINANCIAL SERVICES -- 0.4%
  Fannie Mae ...............              13,500      $   918
                                                      -------
FOOD & BEVERAGE -- 4.6%
  Anheuser Busch ...........               5,000          365
  Coca Cola ................              48,800        3,334
  PepsiCo ..................             224,500        8,040
                                                      -------
                                                       11,739
                                                      -------
HOLDING COMPANIES -- 1.4%
  Berkshire Hathaway, Cl A*                   49        3,528
                                                      -------
HOUSEHOLD PRODUCTS -- 1.8%
  Procter & Gamble .........              48,000        4,482
                                                      -------
INFORMATION RETRIEVAL SERVICES -- 1.3%
  America Online* ..........              27,000        3,223
                                                      -------
INSURANCE -- 5.4%
  American International Group           102,431       11,709
  Chubb ....................              30,000        2,102
                                                      -------
                                                       13,811
                                                      -------
MEDICAL & MEDICAL SERVICES -- 0.2%
  Medtronic ................               7,200          511
                                                      -------
MISCELLANEOUS MANUFACTURING -- 1.0%
  Illinois Tool Works ......              12,000          921
  Minnesota Mining &
   Manufacturing ...........              17,600        1,509
                                                      -------
                                                        2,430
                                                      -------
MOTORCYCLE & MOTOR SCOOTER -- 2.4%
  Harley-Davidson ..........             117,600        6,005
                                                      -------
OFFICE & BUSINESS EQUIPMENT -- 5.0%
  Pitney Bowes .............             153,000        9,754
  Xerox ....................              52,000        2,922
                                                      -------
                                                       12,676
                                                      -------
OIL MACHINERY & EQUIPTMENT -- 1.2%
  Schlumberger .............              52,500        3,160
                                                      -------
PERSONAL CARE -- 0.1%
  Gillette .................               5,000          255
                                                      -------
PETROLEUM REFINING -- 5.0%
  BP Amoco, ADR# ...........              43,934        4,706
  Exxon ....................              52,000        4,153
  Mobil ....................              10,000        1,012
  Royal Dutch Petroleum ....              52,400        2,964
                                                      -------
                                                       12,835
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         STATEMENT OF NET ASSETS
                         ARMADA TAX MANAGED EQUITY FUND
MAY 31, 1999

                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------      -------
COMMON STOCK -- CONTINUED
RESTAURANTS -- 1.0%
  McDonald's ...............              64,000     $  2,464
                                                     --------
RETAIL -- 6.9%
  Dayton Hudson ............              13,300          838
  Home Depot ...............             192,000       10,920
  Nordstrom ................              22,000          781
  Staples* .................              45,000        1,294
  Wal-Mart .................              89,000        3,794
                                                     --------
                                                       17,627
                                                     --------
SEMI-CONDUCTORS/INSTRUMENTS -- 4.4%
  Intel# ...................             172,000        9,320
  Texas Instruments ........              16,000        1,750
                                                     --------
                                                       11,070
                                                     --------
SPECIALTY MACHINERY -- 5.7%
  Emerson Electric# ........              70,200        4,484
  General Electric .........              97,900        9,955
                                                     --------
                                                       14,439
                                                     --------
TELEPHONE & TELECOMMUNICATION -- 6.4%
  Ameritech ................              27,200        1,790
  BellSouth ................              89,000        4,200
  GTE ......................               5,500          347
  MCI WorldCom* ............              46,750        4,038
  Motorola .................              30,000        2,484
  SBC Communications .......              24,000        1,227
  US West ..................              24,800        1,341
  Vodafone Group# ..........               4,000          766
                                                     --------
                                                       16,193
                                                     --------
TOTAL COMMON STOCK
   (Cost $59,112) .............................       245,445
                                                     --------
CASH EQUIVALENT -- 3.3%
  Fidelity Domestic
    Money Market Fund ............     8,464,000        8,464
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $8,464) ..............................         8,464
                                                     --------
TOTAL INVESTMENTS -- 99.9%
   (Cost $67,576) .............................      $253,909
                                                     ========



                                                       VALUE
                                                       (000)
                                                      -------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.1% .................................     $    322
                                                     --------
NET ASSETS:
  Portfolio Shares of Class I
  (unlimited authorization -- no par value)
   based on 19,901,687 outstanding shares of
   beneficial interest ........................        55,196
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 604,299 outstanding shares of
   beneficial interest ........................         7,046
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 443,687 outstanding shares of
   beneficial interest ........................         5,305
  Accumulated net realized gain
   on investments .............................           143
  Net unrealized appreciation on investments ..       186,333
  Undistributed net investment income .........           208
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $254,231
                                                     ========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SHARE -- CLASS I ............................        $12.13
                                                     ========

NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE -- CLASS A ...................       $12.16
                                                     ========

MAXIMUM OFFERING PRICE PER
  SHARE -- CLASS A ($12.16 / 94.5%) ............       $12.87
                                                     ========

NET ASSET VALUE AND OFFERING
  PRICE PER SHARE -- CLASS B ...................       $12.12
                                                     ========


------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
ADR--AMERICAN DEPSITORY RECEIPT
CL--CLASS

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                                          FINANCIAL HIGHLIGHTS
                                          ARMADA TAX MANAGED EQUITY FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                             FOR THE YEAR                        FOR THE PERIOD
                                                          ENDED MAY 31, 1999                  ENDED MAY 31, 1998
                                                     -----------------------------------------------------------------
                                                      CLASS I   CLASS A   CLASS B     CLASS I2    CLASS A3    CLASS B4
                                                      -------   -------   -------     --------    --------    --------
Net asset value, beginning of period ..........      $   9.93   $  9.93   $  9.93     $  10.00     $10.10      $10.21
                                                     --------   -------   -------     --------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income .......................          0.05      0.04     (0.02)        0.00       0.00        0.00
  Net gain/(loss) loss on securities
   (realized and unrealized) ..................          2.21      2.24      2.23        (0.07)     (0.17)      (0.28)
                                                     --------   -------   -------     --------     ------      ------
     Total from investment operations .........          2.26      2.28      2.21        (0.07)     (0.17)      (0.28)
                                                     --------   -------   -------     --------     ------      ------
LESS DISTRIBUTIONS
     Dividends from net investment income .....         (0.05)    (0.04)    (0.01)       (0.00)     (0.00)      (0.00)
     Distributions from net realized capital gains      (0.01)    (0.01)    (0.01)       (0.00)     (0.00)      (0.00)
                                                     --------   -------   -------     --------     ------      ------
     Total distributions ......................         (0.06)    (0.05)    (0.02)       (0.00)     (0.00)      (0.00)
                                                     --------   -------   -------     --------     ------      ------
Net asset value, end of period ................      $  12.13    $12.16    $12.12      $  9.93     $ 9.93      $ 9.93
                                                     ========   =======   =======     ========     ======      ======
TOTAL RETURN ..................................         22.82%    23.03%1   22.31%1      (4.81%)5  (23.63%)1,5 (32.24%)1,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ........      $241,501    $7,353    $5,377     $158,867     $   10      $   85
  Ratio of expenses to average net assets .....          0.83%     1.09%     1.79%        0.29%5     0.54%5      1.23%5
  Ratio of net investment income/(loss) to
    average net assets ........................          0.37%     0.11%    (0.59%)       0.91%5     0.63%5      0.43%5
  Ratio of expenses to average net assets
    before fee waivers ........................          1.01%     1.27%     1.97%        1.02%5     1.24%5      1.98%5
  Ratio of net investment income/(loss) to average
   net assets before fee waivers ..............          0.19%    (0.07%)   (0.77%)       0.18%5    (0.07%)5     1.18%5
  Portfolio turnover rate .....................             5%        5%        5%           0%         0%          0%

1 TOTAL RETURN EXCLUDES SALES CHARGE.
2 CLASS I COMMENCED OPERATIONS ON APRIL 9, 1998.
3 CLASS A COMMENCED OPERATIONS ON MAY 11, 1998.
4 CLASS B COMMENCED OPERATIONS ON MAY 4, 1998.
5  ANNUALIZED.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                             STATEMENT OF NET ASSETS
                             ARMADA CORE EQUITY FUND
MAY 31, 1999
                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------     --------
COMMON STOCK -- 98.9%
BANKS -- 5.4%
  Bank One# ......................        51,310      $ 2,902
  Chase Manhattan ................        25,660        1,860
  Comerica .......................        29,580        1,788
  Commerce Bancshares ............        36,400        1,499
                                                      -------
                                                        8,049
                                                      -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.4%
  Interpublic Group of Companies .         7,150          542
                                                      -------
BUILDING & BUILDING SUPPLIES -- 1.1%
  Sherwin Williams ...............        53,080        1,635
                                                      -------
BUSINESS SERVICES -- 6.7%
  Automatic Data Processing ......        98,920        4,074
  Cintas .........................        27,120        1,720
  Computer Sciences* .............        38,100        2,465
  Fiserv* ........................        46,550        1,746
                                                      -------
                                                       10,005
                                                      -------
CHEMICALS -- 2.5%
  E.I. duPont de Nemours .........        28,470        1,863
  Praxair ........................        36,940        1,803
                                                      -------
                                                        3,666
                                                      -------
COMPUTER HARDWARE -- 6.8%
  Cisco Systems* .................        25,612        2,791
  Hewlett Packard ................        24,720        2,331
  International Business Machines#        42,100        4,897
                                                      -------
                                                       10,019
                                                      -------
COMPUTER SERVICES -- 1.3%
  Ceridian*# .....................        57,320        1,892
                                                      -------

COMPUTER SOFTWARE -- 3.2%
  Microsoft* .....................        59,200        4,779
                                                      -------


DRUGS & HEALTH CARE -- 8.3%
  Bristol-Myers Squibb ...........        55,200        3,788
  Lilly (Eli) ....................        35,570        2,541
  Merck ..........................        54,460        3,676
  Schering-Plough ................        51,800        2,334
                                                      -------
                                                       12,339
                                                      -------
FINANCIAL SERVICES -- 5.2%
  Associates First Capital, Cl A .        48,550        1,991
  Citigroup ......................        31,750        2,103
  Fannie Mae .....................        48,510        3,299
  Goldman Sachs Group* ...........         3,500          238
                                                      -------
                                                        7,631
                                                      -------

                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------     --------
COMMON STOCK -- CONTINUED
FOOD & BEVERAGE -- 1.6%
  Coca Cola ......................       $33,950      $ 2,319
                                                      -------
INSURANCE -- 7.7%
  American General ...............        26,850        1,940
  American International Group ...        37,075        4,238
  CMAC Investment# ...............        52,620        2,661
  MGIC Investment ................        30,810        1,483
  PMI Group ......................        19,410        1,135
                                                      -------
                                                       11,457
                                                      -------
MACHINERY -- 3.2%
  Applied Materials* .............        35,690        1,964
  Ingersoll Rand .................        43,930        2,798
                                                      -------
                                                        4,762
                                                      -------
MEDICAL & MEDICAL SERVICES -- 3.6%
  Guidant ........................        45,500        2,275
  Medtronic ......................        33,278        2,363
  Steris* ........................        45,240          749
                                                      -------
                                                        5,387
                                                      -------
METALS & MINING -- 1.6%
  Alcoa ..........................        42,220        2,322
                                                      -------
OFFICE & BUSINESS EQUIPMENT -- 1.5%
  Pitney Bowes ...................        35,000        2,231
                                                      -------
OIL MACHINERY &EQUIPMENT -- 1.5%
  Schlumberger ...................        36,890        2,220
                                                      -------
PAPER & FOREST PRODUCTS -- 3.5%
  Champion International .........        31,370        1,608
  Georgia Pacific# ...............        19,220        1,661
  Willamette Industries ..........        46,530        1,972
                                                      -------
                                                        5,241
                                                      -------
PETROLEUM REFINING -- 6.4%
  Exxon ..........................        42,760        3,415
  Mobil ..........................        38,120        3,860
  Texaco .........................        34,620        2,268
                                                      -------
                                                        9,543
                                                      -------
RETAIL -- 8.6%
  CVS ............................        58,530        2,692
  Dayton Hudson ..................        39,700        2,501
  Home Depot .....................        54,480        3,099
  Safeway* .......................        42,270        1,966
  Wal-Mart .......................        58,960        2,513
                                                      -------
                                                       12,771
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                             STATEMENT OF NET ASSETS
                             ARMADA CORE EQUITY FUND
MAY 31, 1999
                                        NUMBER        VALUE
                                       OF SHARES      (000)
                                       ---------     --------
COMMON STOCK -- CONTINUED
SEMI-CONDUCTORS/INSTRUMENTS -- 3.5%
  Intel ..........................        48,480     $  2,627
  Xilinx* ........................        56,000        2,487
                                                     --------
                                                        5,114
                                                     --------
SPECIALTY CHEMICALS -- 1.3%
  Sigma Aldrich ..................        62,190        1,988
                                                     --------
SPECIALTY MACHINERY -- 5.1%
  Emerson Electric ...............        37,122        2,371
  Hubbell ........................        38,876        1,628
  General Electric ...............        35,030        3,562
                                                     --------
                                                        7,561
                                                     --------
TECHNOLOGY -- 6.0%
  Altera* ........................        64,460        2,242
  Linear Technology ..............        45,120        2,390
  Maxim Integrated Products* .....        40,810        2,176
  Teradyne*# .....................        39,580        2,090
                                                     --------
                                                        8,898
                                                     --------
TELEPHONE & TELECOMMUNICATION -- 1.9%
  BellSouth ......................        60,420        2,851
                                                     --------
TOBACCO -- 1.0%
  Philip Morris ..................        39,780        1,534
                                                     --------
TOTAL COMMON STOCK
   (Cost $113,088)                                    146,756
                                                     --------
CASH EQUIVALENT -- 1.3%
  Goldman Sachs Financial Square
    Premium Money Market Fund ....     1,892,000        1,892
                                                     --------
TOTAL CASH EQUIVALENT
  (Cost $1,892)                                        1,892
                                                     --------
TOTAL INVESTMENTS -- 100.2%
  (Cost $114,980) .............................      $148,648
                                                     ========

OTHER ASSETS AND LIABILITIES,
  NET -- (0.2%) ................................         (208)
                                                     --------


                                                      VALUE
                                                      (000)
                                                     -------

NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 10,588,638 outstanding shares
   of beneficial interest .....................      $107,647
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 126,332 outstanding shares of
   beneficial interest ........................         1,584
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   81,197 outstanding shares of
   beneficial interest ........................         1,051
  Accumulated net realized gain on investments          4,490
  Net unrealized appreciation on investments ..        33,668
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $148,440
                                                     ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SHARE -- CLASS I ............................        $13.75
                                                     ========

NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE -- CLASS A ...................       $13.71
                                                     ========

MAXIMUM OFFERING PRICE PER
  SHARE -- CLASS A ($13.71 / 94.5%) ............       $14.51
                                                     ========

NET ASSET VALUE  AND OFFERING
  PRICE PER SHARE -- CLASS B ...................       $13.63
                                                     ========


------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL--CLASS

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                             FINANCIAL HIGHLIGHTS
                             ARMADA CORE EQUITY FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      FOR THE YEAR                       FOR THE PERIOD
                                                                   ENDED MAY 31, 1999                  ENDED MAY 31, 1998
                                                            --------------------------------------------------------------------
                                                             CLASS I      CLASS A     CLASS B     CLASS I3   CLASS A3   CLASS B4
                                                             -------      -------     -------     --------   --------   --------
Net asset value, beginning of period ................        $  11.35      $11.34     $11.33      $  10.00    $10.00     $10.25
                                                             --------      ------     ------      --------    ------     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss) ......................           (0.02)6     (0.05)6    (0.16)6        0.05      0.04       0.00
  Net gain on securities (realized and unrealized) ..            2.94        2.93       2.97          1.35      1.34       1.08
                                                             --------      ------     ------      --------    ------     ------
     Total from investment operations ...............            2.92        2.88       2.81          1.40      1.38       1.08
                                                             --------      ------     ------      --------    ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............           (0.01)      (0.00)     (0.00)        (0.05)    (0.04)     (0.00)
  Distributions from net realized capital gains .....           (0.51)      (0.51)     (0.51)        (0.00)    (0.00)     (0.00)
                                                             --------      ------     ------      --------    ------     ------
     Total distributions ............................           (0.52)      (0.51)     (0.51)        (0.05)    (0.04)     (0.00)
                                                             --------      ------     ------      --------    ------     ------

Net asset value, end of period ......................        $  13.75      $13.71     $13.63      $  11.35    $11.34     $11.33
                                                             ========      ======     ======      ========    ======     ======

TOTAL RETURN ........................................           26.08%      25.78%1    25.17%1       14.03%2   13.85%1,2  10.54%1,2
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............        $145,603      $1,731     $1,106      $110,504    $  408     $    2
  Ratio of expenses to average net assets ...........            0.98%       1.23%      1.94%         0.89%5    1.14%5     1.83%5
  Ratio of net investment income/(loss) to
   average net assets ...............................           (0.15)%     (0.40)%    (1.11%)        0.61%5    0.14%5    (0.51)%5
  Ratio of expenses to average net assets
   before fee waivers ...............................            0.98%       1.23%      1.94%         1.06%5    1.30%5     2.00%5
  Ratio of net investment income/(loss) to
   average net assets before fee waivers ............           (0.15)%     (0.40)%    (1.11%)        0.44%5    0.04%5    (0.50)%5

Portfolio turnover rate .............................              43%         43%        43%           60%       60%        60%

1  TOTAL RETURN EXCLUDES SALES CHARGE.
2 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. 3 CLASS I AND CLASS A BOTH COMMENCED OPERATIONS ON AUGUST 1, 1997.
4 CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.
5 ANNUALIZED.
6 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
MAY 31, 1999
                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------      -------
COMMON STOCK -- 95.6%
AEROSPACE & DEFENSE -- 0.5%
  General Dynamics# ..............         2,932       $  193
  Lockheed Martin ................         9,082          367
  Northrop Grumman ...............         1,553          105
  Raytheon , Cl B ................         7,797          531
                                                      -------
                                                        1,196
                                                      -------
AGRICULTURE -- 0.1%
  Pioneer Hi Bred International ..         5,541          208
                                                      -------
AIRCRAFT -- 0.9%
  Allied-Signal ..................        12,891          748
  Boeing .........................        21,703          917
  United Technologies# ...........        10,451          649
                                                      -------
                                                        2,314
                                                      -------
AIR TRANSPORTATION -- 0.5%
  AMR* ...........................         4,219          274
  Delta Air Lines ................         3,278          188
  FDX* ...........................         6,847          377
  Southwest Airlines .............         7,783          250
  US Airways* ....................         1,972           96
                                                      -------
                                                        1,185
                                                      -------
APPAREL/TEXTILES -- 0.1%
  Fruit of the Loom, Cl A* .......         1,627           17
  Liz Claiborne ..................         1,457           52
  Russell ........................           816           19
  Springs Industries, Cl A .......           404           16
  Vanity Fair ....................         2,775          128
                                                      -------
                                                          232
                                                      -------
AUTOMOTIVE -- 1.4%
  Dana ...........................         3,841          198
  Delphi* ........................        10,585          208
  Eaton ..........................         1,652          144
  Ford ...........................        27,998        1,598
  General Motors .................        15,144        1,045
  Genuine Parts ..................         4,162          140
  Navistar International* ........         1,510           75
  Paccar .........................         1,763          100
  TRW ............................         2,771          139
                                                      -------
                                                        3,647
                                                      -------
BANKS -- 6.8%
  Amsouth ........................         4,179          119
  Bank of America ................        40,045        2,590
  Bank of New York ...............        17,601          629
  Bank One# ......................        27,207        1,539
  BankBoston .....................         6,860          325
  Bankers Trust ..................         2,205          204
  BB&T ...........................         7,192          262

                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------      -------
COMMON STOCK -- CONTINUED
BANKS -- CONTINUED
  Chase Manhattan ................        19,570      $ 1,419
  Comerica .......................         3,599          217
  Fifth Third Bancorp ............         6,155          420
  First Union ....................        22,925        1,056
  Firstar# .......................        15,966          460
  Fleet Financial ................        13,150          541
  Golden West Financial ..........         1,317          125
  Huntington Bancshares ..........         4,876          169
  Keycorp ........................        10,533          366
  MBNA ...........................        18,552          512
  Mellon .........................        12,085          431
  Mercantile Bancorporation ......         3,641          213
  National City ..................         7,551          500
  Northern Trust .................         2,569          232
  PNC ............................         6,962          399
  Regions ........................         5,117          194
  Republic New York ..............         2,482          169
  Southtrust .....................         3,824          149
  State Street ...................         3,714          283
  Summit Bancorp .................         4,017          164
  SunTrust .......................         7,416          501
  Synovus ........................         6,185          124
  U.S. Bancorp ...................        16,862          548
  Union Planters .................         3,181          131
  Wachovia .......................         4,691          414
  Washington Mutual ..............        13,727          524
  Wells Fargo ....................        38,040        1,522
 .................................                    -------
                                                       17,451
                                                      -------
BEAUTY PRODUCTS -- 0.7%
  Avon ...........................         6,074          300
  Gillette .......................        25,668        1,309
  International Flavors & Fragrances       2,395           98
                                                      -------
                                                        1,707
                                                      -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.1%
  CBS* ...........................        16,338          682
  Clear Channel Communications* ..         7,481          494
  Interpublic Group of Companies#          3,216          244
  Mediaone Group*# ...............        14,043        1,037
  Omnicom Group ..................         3,903          273
                                                      -------
                                                        2,730
                                                      -------
BUILDING & BUILDING SUPPLIES -- 0.2%
  Armstrong World Industries .....           904           53
  Masco ..........................         7,849          224
  McDermott International ........         1,332           34
  Owens Corning ..................         1,224           48
  Sherwin Williams ...............         3,978          123
                                                      -------
                                                          482
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
MAY 31, 1999
                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------      -------
COMMON STOCK -- CONTINUED
BUILDING & CONSTRUCTION -- 0.0%
  Centex .........................         1,341      $    50
  Fluor ..........................         1,709           64
                                                      -------
                                                          114
                                                      -------
BUSINESS SERVICES -- 5.6%
  Adobe Systems ..................         1,467          109
  Autodesk .......................         1,371           38
  Automatic Data Processing ......        14,254          587
  BMC Software* ..................         5,456          270
  Cabletron Systems* .............         3,984           59
  Cendant* .......................        17,772          328
  Computer Associates International       12,466          590
  Computer Sciences* .............         3,675          238
  Compuware* .....................         8,504          264
  Deluxe .........................         1,815           65
  Ecolab .........................         2,994          127
  Electronic Data Systems ........        11,402          641
  First Data .....................        10,242          460
  Microsoft* .....................       116,778        9,426
  Novell* ........................         7,898          185
  Parametric Technology* .........         6,127           85
  Peoplesoft* ....................         5,259           85
  Shared Medical Systems .........           600           39
  Sun Microsystems* ..............        17,829        1,065
                                                      -------
                                                       14,661
                                                      -------
CABLE TELEVISION -- 0.3%
  Comcast, Cl A Special ..........        17,112          660
                                                      -------
CANNED SPECIALTIES -- 0.2%
  Campbell Soup ..................        10,287          454
                                                      -------
CHEMICAL PREPARATIONS -- 0.0%
  Morton International ...........         2,736          107
                                                      -------
CHEMICALS -- 1.7%
  Air Products & Chemicals .......         5,306          218
  Avery Dennison .................         2,690          161
  Dow ............................         5,121          622
  E.I. duPont de Nemours .........        26,051        1,705
  Eastman Chemical ...............         1,788           91
  FMC* ...........................           746           49
  Great Lakes Chemical ...........         1,334           60
  Hercules .......................         2,270           79
  Monsanto .......................        14,496          602
  Nalco Chemical .................         1,478           49
  PPG Industries .................         4,072          247
  Praxair ........................         3,650          178
  Rohm & Haas ....................         3,878          156
  Union Carbide ..................         3,075          158
  W.R. Grace & Company* ..........         1,659           30
                                                      -------
                                                        4,405
                                                      -------
COMBINATION UTILITIES -- 0.2%
  Entergy ........................         5,706          185
  PG&E ...........................         8,851          299
                                                      -------
                                                          484
                                                      -------


                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------      -------
COMMON STOCK -- CONTINUED
COMMUNICATIONS EQUIPMENT -- 2.3%
  Andrew* ........................         1,932      $    30
  Ascend Communications*# ........         5,019          465
  General Instrument* ............         3,873          150
  ITT Industries .................         2,108           80
  Lucent Technologies# ...........        61,162        3,479
  Nortel Networks ................        15,355        1,152
  Scientific-Atlanta .............         1,692           60
  Tellabs* .......................         8,989          526
                                                      -------
                                                        5,942
                                                      -------
COMPUTER COMMUNICATIONS EQUIPMENT -- 0.1%
  3Com* ..........................         8,301          227
                                                      -------
COMPUTER HARDWARE & EQUIPMENT -- 6.3%
  Apple Computer* ................         3,156          139
  Cisco Systems* .................        36,537        3,981
  Compaq Computer ................        39,035          925
  Data General* ..................         1,119           15
  Dell Computer* .................        58,876        2,026
  EMC* ...........................        11,612        1,157
  Gateway 2000* ..................         3,616          220
  Hewlett Packard ................        23,486        2,215
  International Business Machines#        42,706        4,967
  Seagate Technology* ............         5,642          170
  Silicon Graphics* ..............         4,229           52
  Unisys* ........................         6,031          229
                                                      -------
                                                       16,096
                                                      -------
COMPUTER SERIVCES -- 0.4%
  Ceridian* ......................         3,229          107
  Oracle*# .......................        33,309          825
                                                      -------
                                                          932
                                                      -------
CONTAINERS & PACKAGING -- 0.2%
  Ball ...........................           695           34
  Crown Cork & Seal ..............         2,760           87
  Newell Rubbermaid ..............         6,499          263
  Owens-Illinois* ................         3,506          107
                                                      -------
                                                          491
                                                      -------
DRUGS & HEALTH CARE -- 8.7%
  Abbott Laboratories ............        35,115        1,587
  Alza* ..........................         2,311           82
  American Home Products .........        30,497        1,757
  Amgen* .........................        11,778          745
  Bristol-Myers Squibb ...........        45,979        3,155
  Johnson & Johnson ..............        31,114        2,882
  Lilly (Eli) ....................        25,445        1,818
  Merck ..........................        55,119        3,721
  Millipore ......................           993           33
  Pfizer .........................        30,029        3,213
  Pharmacia & Upjohn .............        11,756          652
  Schering-Plough ................        34,005        1,532
  Warner-Lambert .................        19,006        1,178
  Watson Pharmaceuticals* ........         2,201           84
                                                      -------
                                                       22,439
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
MAY 31, 1999
                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------      -------
COMMON STOCK -- CONTINUED
ELECTRICAL SERVICES -- 2.0%
  AES* ...........................         4,404      $   219
  Ameren .........................         3,175          130
  American Electric Power ........         4,428          192
  Carolina Power & Light .........         3,502          153
  Central & South West ...........         4,919          127
  Cinergy ........................         3,579          122
  CMS Energy .....................         2,714          126
  Consolidated Edison ............         5,396          262
  Constellation Energy Group .....         3,368          105
  Dominion Resources .............         4,520          195
  DTE Energy .....................         3,356          146
  Duke Energy ....................         8,376          505
  Edison International ...........         8,161          224
  First Energy ...................         5,485          174
  FPL Group ......................         4,185          243
  GPU ............................         2,961          129
  New Century Energies ...........         2,579          104
  Niagara Mohawk Holdings* .......         4,228           63
  Northern States Power ..........         3,444           90
  PacifiCorp .....................         6,709          122
  PP & L Resources ...............         3,413          102
  Public Service Enterprise ......         5,134          215
  Reliant Energy .................         6,582          201
  Sempra Energy ..................         5,416          116
  Southern .......................        16,133          458
  Texas Utilities ................         6,533          294
  Unicom .........................         5,025          213
                                                      -------
                                                        5,030
                                                      -------
ENTERTAINMENT -- 0.6%
  King World Productions* ........         1,646           55
  Mirage Resorts* ................         4,549           93
  Walt Disney ....................        47,568        1,385
                                                      -------
                                                        1,533
                                                      -------
ENVIRONMENTAL SERVICES -- 0.4%
  Browning-Ferris Industries .....         3,659          152
  Laidlaw ........................         7,442           52
  Waste Management ...............        13,849          732
                                                      -------
                                                          936
                                                      -------
FINANCIAL SERVICES -- 5.1%
  American Express ...............        10,472        1,269
  Associates First Capital, Cl A .        16,845          691
  Bear Stearns ...................         2,646          117
  Capital One ....................         1,518          229
  Charles Schwab .................         9,277          982
  Citigroup ......................        52,246        3,461
  Countrywide Credit .............         2,605          107
  Equifax ........................         3,412          123
  Fannie Mae .....................        23,992        1,631
  Franklin Resources .............         5,846          254
  Freddie Mac ....................        15,702          916

                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------      -------
COMMON STOCK -- CONTINUED
FINANCIAL SERVICES -- CONTINUED
  Household International ........        11,171      $   485
  J.P. Morgan ....................         4,045          563
  Lehman Brothers ................         2,610          143
  Merrill Lynch ..................         8,207          689
  Morgan Stanley, Dean Witter, Discover   13,366        1,290
  SLM Holding ....................         3,834          159
                                                      -------
                                                       13,109
                                                      -------
FOOD & BEVERAGE -- 4.3%
  Adolph Coors, Cl B .............           826           39
  Anheuser Busch .................        11,058          808
  Archer-Daniels-Midland .........        13,700          205
  Bestfoods ......................         6,612          331
  Brown-Forman, Cl B .............         1,549          103
  Coca Cola ......................        57,039        3,896
  Coca-Cola Enterprises ..........         9,821          356
  Conagra ........................        11,322          295
  General Mills ..................         3,548          285
  Hershey Foods ..................         3,312          180
  H.J. Heinz .....................         8,372          404
  Kellogg# .......................         9,378          325
  PepsiCo ........................        33,949        1,216
  Quaker Oats ....................         3,153          208
  Ralston Purina .................         7,598          207
  RJR Nabisco ....................         7,516          233
  Sara Lee .......................        21,103          506
  Seagram ........................         9,233          480
  Unilever NV ....................        13,225          864
  Wm. Wrigley, Jr. ...............         2,687          234
                                                      -------
                                                       11,175
                                                      -------
FURNITURE/HOME APPLIANCE -- 0.0%
  National Service Industries ....           935           34
                                                      -------
GAMES, TOYS, CHILDREN'S VEHICLES -- 0.1%
  Hasbro .........................         4,540          130
  Mattel .........................         9,640          255
                                                      -------
                                                          385
                                                      -------
GAS & NATURAL GAS -- 0.6%
  Columbia Gas Systems ...........         1,883          101
  Consolidated Natural Gas .......         2,217          132
  Eastern Enterprises ............           508           18
  Enron ..........................         8,123          580
  Nicor ..........................         1,075           40
  ONEOK ..........................           711           21
  Peoples Energy .................           799           31
  Sonat ..........................         2,482           88
  Williams .......................         9,898          513
                                                      -------
                                                        1,524
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
MAY 31, 1999
                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------      -------
COMMON STOCK -- CONTINUED
GENERAL UTILITIES -- 0.1%
  PECO Energy ....................         5,184      $   254
                                                      -------
GLASS PRODUCTS -- 0.1%
  Corning Glass ..................         5,368          293
                                                      -------
GOLD MINING -- 0.0%
  Newmont Mining .................         3,773           67
                                                      -------
HANDTOOLS & GENERAL HARDWARE -- 0.1%
  Fortune Brands .................         3,957          162
  Snap-On Tools ..................         1,518           55
  Stanley Works ..................         2,003           65
                                                      -------
                                                          282
                                                      -------
HEAVY CONSTRUCTION -- 0.0%
  Foster Wheeler .................           918           13
                                                      -------
HOTELS & LODGING -- 0.1%
  Harrah's Entertainment* ........         2,849           62
  Hilton Hotels ..................         5,884           81
  Marriott International, Cl A ...         5,621          214
                                                      -------
                                                          357
                                                      -------
HOUSEHOLD PRODUCTS -- 1.8%
  Clorox .........................         2,711          274
  Colgate Palmolive ..............         6,775          677
  Danaher ........................         3,095          187
  Maytag .........................         2,082          147
  Procter & Gamble ...............        30,722        2,869
  Raychem ........................         1,780           62
  Solectron* .....................         5,820          319
  Whirlpool ......................         1,716          111
                                                      -------
                                                        4,646
                                                      -------
INFORMATION RETRIEVAL SERVICES -- 1.1%
  America Online*# ...............        23,772        2,838
                                                      -------
INSURANCE -- 3.7%
  Aetna ..........................         3,308          300
  Allstate .......................        18,985          692
  American General ...............         5,832          421
  American International Group ...        28,413        3,248
  Aon ............................         5,903          254
  Chubb# .........................         3,770          264
  Cigna ..........................         4,778          446
  Cincinnati Financial ...........         3,863          159
  Conseco ........................         7,412          227
  Hartford Financial .............         5,402          342
  Humana* ........................         3,778           47
  Jefferson-Pilot ................         2,452          166
  Lincoln National ...............         2,338          238
  Loews ..........................         2,631          214
  Marsh & McLennan ...............         5,954          433
  MBIA ...........................         2,299          157

                                        NUMBER         VALUE
                                       OF SHARES       (000)
                                       ---------      -------
COMMON STOCK -- CONTINUED
INSURANCE -- CONTINUED
  MGIC Investment ................         2,472      $   119
  Progressive ....................         1,677          235
  Provident ......................         3,129          122
  Providian Financial ............         3,277          314
  Safeco .........................         3,153          139
  St. Paul .......................         5,455          194
  Torchmark ......................         3,165          106
  Transamerica ...................         2,886          212
  United Healthcare# .............         4,309          251
  UNUM ...........................         3,202          172
                                                      -------
                                                        9,472
                                                      -------
LEASING & RENTING -- 0.0%
  Ryder System ...................         1,618           39
                                                      -------
LEISURE & RECREATIONAL PRODUCTS -- 0.0%
  Brunswick ......................         2,153           52
                                                      -------
MACHINERY -- 1.0%
  Applied Materials* .............         8,538          470
  Baker Hughes ...................         7,565          235
  Black & Decker .................         1,983          113
  Briggs & Stratton ..............           525           33
  Case ...........................         1,712           80
  Caterpillar ....................         8,299          455
  Crane ..........................         1,548           47
  Cummins Engine .................           945           48
  Deere ..........................         5,519          210
  Dover ..........................         5,163          195
  Harnischfeger Industries .......         1,076            8
  Harris .........................         1,802           68
  Ingersoll Rand .................         3,805          242
  Milacron .......................           867           18
  NACCO Industries, Cl A .........           184           14
  Pall ...........................         2,798           56
  Parker-Hannifin ................         2,456          107
  Tenneco ........................         3,840           90
  Timken .........................         1,402           29
                                                      -------
                                                        2,518
                                                      -------
MANUFACTURED HOUSING -- 0.0%
  Fleetwood Enterprises ..........           783           20
                                                      -------
MEASURING DEVICES -- 0.2%
  Honeywell ......................         2,914          276
  KLA-Tencor* ....................         1,973           90
  Mallinckrodt ...................         1,610           56
  PE - Celera Genomics* ..........           562           10
  PE - PE Biosystems .............         1,124          126
  Tektronix ......................         1,066           25
  Thermo Electron* ...............         3,584           69
                                                      -------
                                                          652
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
MAY 31, 1999
                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- CONTINUED
MEDICAL & MEDICAL SERVICES -- 1.4%
  Allergan .......................         1,527      $   142
  Bausch & Lomb ..................         1,265           97
  Baxter International ...........         6,617          427
  Becton Dickinson ...............         5,762          223
  Biomet .........................         2,532          101
  Boston Scientific* .............         9,092          345
  C.R. Bard ......................         1,209           55
  Columbia/HCA Healthcare ........        14,936          352
  Guidant ........................         6,971          349
  HCR Manor Care* ................         2,501           67
  Healthsouth* ...................         9,789          131
  Lifepoint Hospitals* ...........           766            8
  Medtronic ......................        13,517          960
  St. Jude Medical * .............         1,899           64
  Tenet Healthcare* ..............         7,176          176
  Triad Hospitals* ...............           766            8
                                                      -------
                                                        3,505
                                                      -------
METAL/FABRICATE HARDWARE -- 0.0%
  Reynolds Metals ................         1,454           77
                                                      -------
METALS & MINING -- 0.3%
  Alcan Aluminum .................         5,267          147
  Alcoa ..........................         8,495          467
  Asarco .........................           895           14
  Cyprus AMAX Minerals ...........         2,052           26
  Freeport-McMoRan Copper &
   Gold, Cl B ....................         3,736           53
  Phelps Dodge ...................         1,307           68
  USX-U.S. Steel Group ...........         1,993           54
                                                      -------
                                                          829
                                                      -------
MISCELLANEOUS CONSUMER SERVICES -- 0.0%
  Service International ..........         6,168          118
                                                      -------
MISCELLANEOUS MANUFACTURING -- 1.3%
  Illinois Tool Works ............         5,786          444
  Jostens ........................           798           17
  Minnesota Mining &
   Manufacturing .................         9,302          798
  Textron ........................         3,666          326
  Tyco International .............        18,889        1,650
                                                      -------
                                                        3,235
                                                      -------
OFFICE & BUSINESS EQUIPMENT -- 0.5%
  Pitney Bowes ...................         6,308          402
  Xerox ..........................        15,175          853
                                                      -------
                                                        1,255
                                                      -------
OFFICE FURNITURE & FIXTURES -- 0.1%
  Ikon Office Solutions ..........         3,417           48
  Johnson Controls ...............         1,964          124
                                                      -------
                                                          172
                                                      -------

                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- CONTINUED
OIL & GAS EXTRACTION -- 0.1%
  Helmerich & Payne ..............         1,133      $    26
  USX Marathon ...................         7,117          213
                                                      -------
                                                          239
                                                      -------
PAPER & FOREST PRODUCTS -- 1.0%
  Bemis ..........................         1,181           45
  Boise Cascade ..................         1,272           50
  Champion International .........         2,157          111
  Fort James .....................         5,101          187
  Georgia Pacific ................         2,036          176
  International Paper ............         9,488          474
  Kimberly-Clark .................        12,538          736
  Louisiana-Pacific ..............         2,452           50
  Mead ...........................         2,315           87
  Potlatch .......................           654           26
  Temple-Inland ..................         1,255           84
  Westvaco .......................         2,281           65
  Weyerhaeuser ...................         4,604          286
  Willamette Industries ..........         2,504          106
                                                      -------
                                                        2,483
                                                      -------
PETROLEUM & FUEL PRODUCTS -- 0.7%
  Amerada Hess ...................         2,091          125
  Anadarko Petroleum .............         2,929          110
  Apache .........................         2,563           92
  Burlington Resources ...........         4,104          176
  Kerr-McGee .....................         1,949           91
  Occidental Petroleum ...........         8,004          169
  Phillips Petroleum .............         5,892          309
  Rowan Companies* ...............         1,891           32
  Schlumberger ...................        12,631          760
  Union Pacific Resources ........         5,664           79
                                                      -------
                                                        1,943
                                                      -------
PETROLEUM REFINING -- 4.9%
  Ashland ........................         1,720           70
  Atlantic Richfield .............         7,543          631
  Chevron ........................        15,097        1,399
  Coastal ........................         4,921          190
  Exxon ..........................        56,255        4,493
  Mobil ..........................        18,044        1,827
  Pennzenergy ....................           716           11
  Royal Dutch Petroleum# .........        49,616        2,806
  Sunoco .........................         2,111           64
  Texaco .........................        12,368          810
  Unocal .........................         5,585          222
                                                      -------
                                                       12,523
                                                      -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.2%
  Eastman Kodak ..................         7,496          507
  Polaroid .......................           989           21
                                                      -------
                                                          528
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
MAY 31, 1999
                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- CONTINUED
PRECIOUS METALS -- 0.1%
  Barrick Gold# ..................         8,631      $   149
  Battle Mountain Gold ...........         5,186           13
  Homestake Mining ...............         6,016           47
  Placer Dome ....................         5,642           63
                                                      -------
                                                          272
                                                      -------
PRINTING & PUBLISHING -- 1.6%
  American Greetings, Cl A .......         1,595           46
  Dow Jones ......................         2,118          111
  Gannett ........................         6,516          471
  Knight-Ridder ..................         1,771           93
  McGraw-Hill ....................         4,554          236
  Meredith .......................         1,179           41
  Moore ..........................         1,996           18
  New York Times, Cl A ...........         4,220          144
  R.R. Donnelley & Sons ..........         3,060          111
  Time Warner ....................        28,390        1,932
  Times Mirror, Cl A .............         1,772          104
  Tribune ........................         2,748          217
  Viacom, Cl B* ..................        16,097          620
                                                      -------
                                                        4,144
                                                      -------
PROFESSIONAL SERVICES -- 0.4%
  Dun & Bradstreet ...............         3,765          132
  EG & G .........................         1,008           30
  H & R Block ....................         2,259          109
  Halliburton ....................        10,173          421
  IMS Health .....................         7,375          182
  Paychex ........................         5,631          167
                                                      -------
                                                        1,041
                                                      -------
RAILROADS -- 0.4%
  Burlington Northern Santa Fe ...        10,854          336
  Kansas City Southern ...........         2,535          143
  Norfolk Southern ...............         8,774          287
  Union Pacific ..................         5,724          327
                                                      -------
                                                        1,093
                                                      -------
REAL ESTATE -- 0.0%
  Kaufman & Broad Home ...........         1,079           26
                                                      -------
RESTAURANTS -- 0.6%
  Darden Restaurants .............         3,131           67
  McDonald's .....................        31,309        1,205
  Tricon Global Restaurants* .....         3,529          206
  Wendy's International ..........         2,808           77
                                                      -------
                                                        1,555
                                                      -------

                                          NUMBER       VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- CONTINUED
RETAIL -- 6.0%
  Alberto-Culver, Cl B ...........         1,250      $    33
  Albertson's# ...................         5,683          304
  American Stores ................         6,362          210
  Autozone* ......................         3,437           99
  Circuit City ...................         2,324          167
  Consolidated* ..................         2,471           85
  Costco* ........................         5,051          366
  CVS ............................         9,023          415
  Dayton Hudson ..................        10,200          643
  Dillards, Cl A .................         2,411           85
  Dollar General .................         5,180          138
  Federated Department Stores*# ..         4,852          264
  Gap ............................        13,190          825
  Great Atlantic & Pacific Tea ...           863           28
  Harcourt General ...............         1,602           79
  Home Depot .....................        34,110        1,940
  J.C. Penney ....................         6,098          315
  Kmart* .........................        11,406          175
  Kohls* .........................         3,662          250
  Kroger* ........................         9,519          557
  Limited# .......................         5,236          256
  Longs Drug Stores ..............           878           31
  Lowe's .........................         8,592          446
  May Department Stores ..........         8,108          351
  Nike ...........................         6,538          398
  Nordstrom ......................         3,338          119
  Pep Boys .......................         1,186           22
  Reebok* ........................         1,274           25
  Rite Aid .......................         5,987          150
  Safeway* .......................        11,250          523
  Sears Roebuck ..................         8,864          424
  Staples* .......................        10,666          307
  Tandy ..........................         2,290          189
  TJX Companies ..................         7,478          224
  Toys "R" Us* ...................         5,863          135
  Wal-Mart .......................       102,895        4,386
  Walgreen .......................        23,100          537
  Winn Dixie Stores ..............         3,353          120
                                                      -------
                                                       15,621
                                                      -------
RUBBER & PLASTIC -- 0.2%
  B.F. Goodrich ..................         1,678           68
  Cooper .........................         1,710           41
  Goodyear .......................         3,607          215
  Sealed Air* ....................         1,930          120
  Tupperware .....................         1,300           29
                                                      -------
                                                          473
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
MAY 31, 1999
                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- CONTINUED
SEMI-CONDUCTORS/INSTRUMENTS -- 2.2%
  Advanced Micro Devices* ........         3,267     $     60
  Intel ..........................        77,144        4,180
  LSI Logic* .....................         3,272          121
  Micron Technology*# ............         5,730          217
  National Semiconductor* ........         3,752           73
  Texas Instruments ..............         9,024          987
                                                     --------
                                                        5,638
                                                     --------
SINGLE FAMILY HOUSING CONSTRUCTION -- 0.0%
  Pulte ..........................           974           23
                                                     --------
SPECIALTY CHEMICALS -- 0.0%
  Sigma Aldrich ..................         2,271           73
                                                     --------
SPECIALTY MACHINERY -- 3.4%
  Cooper Industries ..............         2,183          108
  Emerson Electric ...............        10,120          646
  General Electric ...............        75,821        7,710
  Rockwell .......................         4,391          242
  Thomas & Betts .................         1,280           55
                                                     --------
                                                        8,761
                                                     --------
STEEL & STEEL WORKS -- 0.1%
  Allegheny Teledyne .............         4,426           90
  Bethlehem Steel* ...............         2,933           24
  Engelhard ......................         2,898           59
  Inco ...........................         4,189           60
  Nucor ..........................         1,975           99
  Worthington Industries .........         2,086           27
                                                     --------
                                                          359
                                                     --------
TELEPHONE & TELECOMMUNICATION -- 8.9%
  Airtouch Communications* .......        13,237        1,330
  Alltel .........................         6,363          456
  Ameritech ......................        25,429        1,674
  AT&T ...........................        72,817        4,041
  Bell Atlantic ..................        35,917        1,966
  BellSouth ......................        45,120        2,129
  Centurytel .....................         3,148          121
  Frontier .......................         3,971          209
  GTE ............................        22,331        1,408
  MCI WorldCom* ..................        42,423        3,663
  Motorola .......................        13,887        1,150
  Nextel, Cl A* ..................         6,652          245
  SBC Communications .............        45,259        2,314
  Sprint .........................        10,339        1,166
  Sprint (PCS )* .................        10,176          458
  US West ........................        11,643          629
                                                     --------
                                                       22,959
                                                     --------

                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- CONTINUED
TOBACCO -- 0.9%
  Philip Morris ..................        56,335     $  2,172
  UST ............................         4,303          131
                                                     --------
                                                        2,303
                                                     --------
TRANSPORTATION SERVICES -- 0.1%
  CSX ............................         5,022          236
                                                     --------
TRAVEL -- 0.2%
  Carnival, Cl A .................        14,182          581
                                                     --------
WHOLESALE -- 0.4%
  Cardinal Health ................         6,295          380
  McKesson .......................         6,411          218
  Supervalu ......................         2,717           66
  Sysco ..........................         7,703          229
  W.W. Grainger ..................         2,142          114
                                                     --------
                                                        1,007
                                                     --------
TOTAL COMMON STOCK
   (Cost $227,848) ...............                    246,465
                                                     --------
REGISTERED INVESTMENT
  COMPANIES -- 0.5%
  S&P Depository Receipt .........         9,000        1,172
                                                     --------
TOTAL REGISTERED INVESTMENT COMPANIES
   (Cost $953) ...................                      1,172
                                                     --------
CASH EQUIVALENT -- 3.4%
  Goldman Sachs Financial Square
    Premium Money Market Fund ....     8,714,000        8,714
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $8,714) ..............................         8,714
                                                     --------
TOTAL INVESTMENTS -- 99.5%
   (Cost $237,515) ............................      $256,351
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.5% .................................        1,395
                                                     --------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
MAY 31, 1999
                                                       VALUE
                                                       (000)
                                                       -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par
   value) based on 22,430,310
   outstanding shares
   of beneficial interest .....................      $233,585
  Portfolio Shares of Class A
   (unlimited authorization -- no par
   value) based on 344,718 outstanding
   shares of beneficial interest ..............         3,701
  Accumulated net realized gain
   on investments and futures .................         1,051
  Net unrealized appreciation on investments ..        18,836
  Net unrealized depreciation on futures ......          (104)
  Undistributed net investment income .........           677
                                                     --------
TOTAL NET ASSETS -- 100.0%                           $257,746
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ...........................        $11.32
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................       $11.29
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($11.29 / 96.25%) ..........       $11.73
                                                     ========


-----------
*NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL--CLASS

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                            FINANCIAL HIGHLIGHTS
                            ARMADA EQUITY INDEX FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         FOR THE PERIOD
                                                                                       ENDED MAY 31, 1999
                                                                                  ----------------------------
                                                                                   CLASS I1           CLASS A1
                                                                                  ---------           --------
Net asset value, beginning of period ....................................          $  10.00            $ 9.09
                                                                                   --------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income .................................................              0.11              0.07
  Net gain on securities
   (realized and unrealized) ............................................              1.29              2.18
                                                                                   --------            ------
     Total from investment operations ...................................              1.40              2.25
                                                                                   --------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................................             (0.08)            (0.05)
                                                                                   --------            ------
     Total distributions ................................................             (0.08)            (0.05)
                                                                                   --------            ------
Net asset value, end of period ..........................................          $  11.32            $11.29
                                                                                   ========            ======
TOTAL RETURN ............................................................             14.16%3           24.83%2,3
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..................................          $253,854            $3,892
  Ratio of expenses to average net assets ...............................              0.20%4            0.36%4
  Ratio of net investment income to average net assets ..................              1.38%4            1.22%4
  Ratio of expenses to average net assets before fee waivers ............              0.55%4            0.71%4
  Ratio of net investment income to average net assets before fee waivers              1.03%4            0.87%4
  Portfolio turnover rate ...............................................                 9%                9%

1 CLASS I AND CLASS A COMMENCED OPERATIONS ON JULY 10, 1998 AND OCTOBER 15,
  1998, RESPECTIVELY.
2 TOTAL RETURN EXCLUDES SALES CHARGE.
3 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 ANNUALIZED.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY INCOME FUND
MAY 31, 1999
                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- 95.1%
AEROSPACE -- 2.9%
  General Dynamics# ..............       127,100      $ 8,357
  Northrop Grumman ...............        55,653        3,757
  United Technologies# ...........        70,200        4,357
                                                      -------
                                                       16,471
                                                      -------
AUTOMOTIVE -- 3.4%
  Delphi* ........................        64,371        1,263
  Ford ...........................       120,500        6,876
  General Motors .................        92,100        6,355
  Genuine Parts# .................       135,000        4,548
                                                      -------
                                                       19,042
                                                      -------
BANKS -- 8.0%
  Bank of America# ...............       193,939       12,545
  Bank One# ......................        33,330        1,885
  First Tennessee National# ......       145,100        5,976
  First Union# ...................       101,300        4,666
  Fleet Financial ................       129,600        5,330
  PNC# ...........................       170,000        9,732
  Washington Mutual ..............       115,500        4,411
                                                      -------
                                                       44,545
                                                      -------
BUILDING & BUILDING SUPPLIES -- 2.5%
  Armstrong World Industries .....        97,200        5,662
  Masco ..........................       289,500        8,269
                                                      -------
                                                       13,931
                                                      -------
CHEMICALS -- 3.4%
  Dow ............................        62,984        7,653
  E.I. duPont de Nemours .........        75,700        4,954
  RPM ............................       470,550        6,529
                                                      -------
                                                       19,136
                                                      -------
DIVERSIFIED MANUFACTURING -- 1.7%
  Minnesota Mining &
   Manufacturing .................        65,900        5,651
  Textron ........................        40,700        3,625
                                                      -------
                                                        9,276
                                                      -------
DRUGS & HEALTH CARE -- 2.7%
  American Home Products .........       112,200        6,466
  Bristol-Myers Squibb ...........       129,200        8,866
                                                      -------
                                                       15,332
                                                      -------

                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- CONTINUED
ELECTRICAL SERVICES -- 7.2%
  Consolidated Edison ............       178,000      $ 8,644
  Dominion Resources# ............       140,500        6,068
  Duke Energy ....................        63,400        3,824
  Florida Progress ...............        75,300        3,158
  FPL Group ......................        75,700        4,405
  GPU ............................       141,200        6,151
  LG&E Energy ....................       145,400        3,317
  Wisconsin Energy# ..............       172,600        4,790
                                                      -------
                                                       40,357
                                                      -------
ENVIRONMENTAL SERVICES -- 0.8%
  Browning-Ferris Industries .....       109,600        4,548
                                                      -------
FINANCIAL SERVICES -- 3.3%
  Fannie Mae .....................       136,700        9,296
  J.P. Morgan ....................        65,300        9,097
                                                      -------
                                                       18,393
                                                      -------
FOOD & BEVERAGE -- 2.4%
  Flowers Industries .............       224,100        4,986
  General Mills ..................       106,300        8,544
                                                      -------
                                                       13,530
                                                      -------
GAS & NATURAL GAS -- 3.5%
  Consolidated Natural Gas .......       154,725        9,196
  Enron ..........................       146,400       10,449
                                                      -------
                                                       19,645
                                                      -------
HANDTOOLS & GENERAL HARDWARE -- 2.2%
  Fortune Brands .................       191,700        7,836
  Snap-On Tools ..................       123,000        4,451
                                                      -------
                                                       12,287
                                                      -------
HOUSEHOLD PRODUCTS -- 1.0%
  Maytag .........................        82,900        5,850
                                                      -------
INSURANCE -- 3.9%
  Allstate .......................        56,500        2,059
  Chubb# .........................        78,661        5,511
  Cigna ..........................        57,600        5,371
  Marsh & McLennan ...............       120,250        8,748
                                                      -------
                                                       21,689
                                                      -------
MACHINERY -- 0.3%
  Caterpillar ....................        35,200        1,932
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY INCOME FUND
MAY 31, 1999
                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- CONTINUED
MEDICAL & MEDICAL SERVICES -- 0.7%
  Baxter International ...........        62,400      $ 4,029
                                                      -------
METALS & MINING -- 2.7%
  Alcoa ..........................       231,600       12,738
  USX-U.S. Steel Group ...........        93,400        2,516
                                                      -------
                                                       15,254
                                                      -------
OFFICE & BUSINESS EQUIPMENT -- 2.7%
  Pitney Bowes ...................       149,300        9,518
  Xerox ..........................        95,000        5,338
                                                      -------
                                                       14,856
                                                      -------
PAPER & FOREST PRODUCTS -- 1.1%
  Kimberly-Clark .................        40,000        2,347
  Weyerhaeuser ...................        64,200        3,984
                                                      -------
                                                        6,331
                                                      -------
PETROLEUM REFINING -- 13.1%
  Atlantic Richfield .............       124,500       10,419
  Chevron ........................       130,100       12,059
  Exxon ..........................       110,000        8,786
  Mobil ..........................       118,800       12,028
  Royal Dutch Petroleum# .........       195,000       11,030
  Texaco .........................       211,100       13,827
  Ultramar Diamond Shamrock ......       230,300        5,067
                                                      -------
                                                       73,216
                                                      -------
PROFESSIONAL SERVICES -- 1.5%
  Dun & Bradstreet ...............       234,400        8,204
                                                      -------
REAL ESTATE INVESTMENT TRUST -- 3.1%
  Arden Realty ...................       205,200        5,245
  Duke Realty# ...................       324,800        7,511
  Kimco Realty ...................        65,000        2,596
  Mack-Cali Realty ...............        70,400        2,279
                                                      -------
                                                       17,631
                                                      -------
RETAIL -- 5.9%
  Intimate Brands# ...............       193,900       10,046
  J.C. Penney# ...................       106,000        5,479
  May Department Stores ..........       247,900       10,737
  Sears Roebuck# .................       144,000        6,885
                                                      -------
                                                       33,147
                                                      -------

                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- CONTINUED
SPECIALTY MACHINERY -- 4.3%
  Cooper Industries ..............        82,700     $  4,099
  Emerson Electric ...............       111,200        7,103
  Hubbell ........................        95,700        4,007
  Rockwell International .........        84,600        4,669
  Thomas & Betts# ................       104,000        4,452
                                                     --------
                                                       24,330
                                                     --------
TELEPHONE & TELECOMMUNICATION -- 9.0%
  Ameritech ......................       158,600       10,438
  AT&T ...........................       270,150       14,993
  Bell Atlantic ..................        82,540        4,519
  BellSouth ......................        80,800        3,813
  Frontier .......................       115,800        6,094
  GTE ............................       170,800       10,771
                                                     --------
                                                       50,628
                                                     --------
TOBACCO -- 1.1%
  UST ............................       196,000        5,978
                                                     --------
UTILITIES -- 0.7%
  American Water Works ...........       118,500        3,674
                                                     --------
TOTAL COMMON STOCK
   (Cost $396,954) ............................       533,242
                                                     --------
PREFERRED STOCK -- 1.8%
FINANCIAL -- 1.1%
  American General Delaware,
    CV to 1.2288 Shares ..........        69,695        6,281
                                                     --------
PAPER & FOREST PRODUCTS -- 0.7%
  International Paper, CV
   to .9259 Shares ...............        70,386        3,660
                                                     --------
TOTAL PREFERRED STOCK
   (Cost $8,099) ...............................        9,941
                                                     --------
CASH EQUIVALENT -- 2.8%
  Fidelity Domestic Money Market
    Fund                              15,555,000       15,555
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $15,555) ..............................       15,555
                                                     --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $420,608) .............................     $558,738
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.3% ..................................       1,695
                                                     --------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY INCOME FUND
MAY 31, 1999
                                                       VALUE
                                                       (000)
                                                       -----
NET ASSETS:
  Portfolio Shares of Class I
  (unlimited authorization -- no par
  value) based on 29,162,186
  outstanding shares of beneficial interest ....     $393,634
  Portfolio Shares of Class A (unlimited
  authorization-- no par value) based
  on 589,557 outstanding shares of
  beneficial interest ..........................        9,698
  Portfolio Shares of Class B (unlimited
  authorization-- no par value) based
  on 53,355 outstanding shares of
  beneficial interest ..........................          897
  Accumulated net realized gain on investments .       15,621
  Net unrealized appreciation on investments ...      138,130
  Undistributed net investment income ..........        2,453
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $560,433
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS I ........................       $18.80
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ...................      $18.79
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE  -- CLASS A ($18.79 / 94.5%) ............     $19.88
                                                     ========
Net Asset Value and offering
   Price Per Share -- Class B ...................      $18.69
                                                     ========


------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CV--CONVERTIBLE

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                            FINANCIAL HIGHLIGHTS
                            ARMADA EQUITY INCOME FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                           FOR THE YEAR ENDED MAY 31,
                                                        1999                          1998
                                           --------------------------------------------------------------
                                            CLASS I   CLASS A   CLASS B    CLASS I   CLASS A   CLASS B4
                                           --------   -------   -------   --------   -------   -------
Net asset value,
   beginning
   of period .........................     $  17.53   $ 17.51   $ 17.54   $  14.87   $ 14.86   $ 16.28
                                           --------   -------   -------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..............         0.30      0.21      0.17       0.27      0.26      0.46
  Net gain on securities
   (realized and unrealized) .........         1.50      1.55      1.39       3.44      3.41      0.86
                                           --------   -------   -------   --------   -------   -------
     Total from investment
        operations ...................         1.80      1.76      1.56       3.71      3.67      1.32
                                           --------   -------   -------   --------   -------   -------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .................        (0.28)    (0.23)    (0.16)     (0.32)    (0.29)    (0.06)
  Distributions from net realized
   capital gains .....................        (0.25)    (0.25)    (0.25)     (0.73)    (0.73)    (0.00)
                                           --------   -------   -------   --------   -------   -------
     Total distributions .............        (0.53)    (0.48)    (0.41)     (1.05)    (1.02)    (0.06)
                                           --------   -------   -------   --------   -------   -------
Net asset value, end of period .......     $  18.80   $ 18.79   $ 18.69   $  17.53   $ 17.51   $ 17.54
                                           ========   =======   =======   ========   =======   =======
TOTAL RETURN .........................        10.62%    10.40%3    9.14%3    25.69%    25.41%3   25.58%2,3
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)     $548,361   $11,075   $   997   $193,923    $2,151   $     3
  Ratio of expenses to
   average net assets ................         0.93%     1.18%     1.89%      0.92%     1.17%     1.86%2
  Ratio of net investment
   income to average
   net assets ........................         2.07%     1.82%     1.11%      1.80%     1.62%     0.68%2
  Ratio of expenses to
   average net assets
   before fee waivers ................         0.93%     1.18%     1.89%      0.92%     1.17%     1.86%2
  Ratio of net investment income
   to average net assets
   before fee waivers ................         2.07%     1.82%     1.11%      1.80%     1.62%     0.68%2
  Portfolio turnover rate ............           19%       19%       19%        18%       18%       18%


                                                                                      FOR THE PERIOD
                                                                                      ENDED MAY 31,
                                                1997                1996                   1995
                                           -----------------------------------------------------------
                                             CLASS I   CLASS A   CLASS I   CLASS A   CLASS I1  CLASS A1
                                             -------   -------   -------   -------   -------   -------
Net asset value,
   beginning
   of period .........................      $  12.66   $ 12.65   $ 11.01   $ 11.01   $ 10.00   $ 10.26
                                            --------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..............          0.30      0.31      0.34      0.33      0.34      0.26
  Net gain on securities
   (realized and unrealized) .........          2.73      2.68      1.79      1.77      0.94      0.75
                                            --------   -------   -------   -------   -------   -------
     Total from investment
        operations ...................          3.03      2.99      2.13      2.10      1.28      1.01
                                            --------   -------   --------   -------  -------   -------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .................         (0.31)    (0.27)    (0.34)    (0.32)    (0.27)    (0.26)
  Distributions from net realized
   capital gains .....................         (0.51)    (0.51)    (0.14)    (0.14)    (0.00)    (0.00)
                                            --------   -------   --------   ------    ------    ------
     Total distributions .............         (0.82)    (0.78)    (0.48)    (0.46)    (0.27)    (0.26)
                                            --------   -------   -------    ------    ------    ------
Net asset value, end of period .......      $  14.87   $  14.86  $ 12.66    $12.65    $11.01    $11.01
                                            ========   =======   =======    ======    =======   =======
TOTAL RETURN .........................         24.62%    24.33%3   19.72%    19.37%3   14.34%2    13.18%2,3
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)      $127,130   $   410   $61,978    $  263    $36,194   $   125
  Ratio of expenses to
   average net assets ................          1.01%     1.26%     1.06%     1.31%     0.99%2    1.41%2
  Ratio of net investment
   income to average
   net assets ........................          2.44%     2.17%     3.02%     2.75%     3.87%2    3.45%2
  Ratio of expenses to
   average net assets
   before fee waivers ................          1.01%     1.26%     1.08%     1.32%     1.21%2    1.45%2
  Ratio of net investment income
   to average net assets
   before fee waivers ................          2.44%     2.17%     3.00%     2.74%     3.66%2    3.40%2
  Portfolio turnover rate ............            35%       35%       53%       53%       12%       12%


1  CLASS I AND CLASS A COMMENCED OPERATIONS ON JULY 1, 1994
   AND AUGUST 22, 1994, RESPECTIVELY.
2  ANNUALIZED.
3  TOTAL RETURN EXCLUDES SALES CHARGE.
4  CLASS B COMMENCED OPERATIONS ON JANUARY 6, 1998.


                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                         STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
MAY 31, 1999
                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- 53.5%
AIRCRAFT -- 0.6%
  United Technologies# ...........         7,900       $  490
                                                      -------
BANKS -- 1.6%
  Comerica .......................         6,200          375
  Golden West Financial ..........         4,000          379
  State Street ...................         8,400          640
                                                      -------
                                                        1,394
                                                      -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.6%
  Omnicom Group ..................         7,200          504
                                                      -------
BUSINESS SERVICES -- 0.6%
  Automatic Data Processing ......        12,000          494
                                                      -------
CABLE TELEVISION -- 1.1%
  Comcast, Cl A Special ..........        25,400          978
                                                      -------
CHEMICALS -- 1.1%
  E.I. duPont de Nemours .........         5,900          386
  Monsanto# ......................        12,900          535
                                                      -------
                                                          921
                                                      -------
COMMUNICATIONS EQUIPMENT -- 0.8%
  Lucent Technologies# ...........        11,800          671
                                                      -------
COMPUTER HARDWARE -- 4.2%
  Cisco Systems* .................        13,350        1,455
  Compaq Computer ................        10,100          239
  EMC* ...........................         4,800          478
  Hewlett Packard ................         5,500          519
  International Business Machines          8,600        1,000
                                                      -------
                                                        3,691
                                                      -------
COMPUTER SERVICES -- 0.5%
  Ceridian*# .....................        14,600          482
                                                      -------
COMPUTER SOFTWARE -- 1.8%
  Microsoft* .....................        19,900        1,606
                                                      -------
DRUGS & HEALTH CARE -- 4.9%
  Abbott Laboratories ............         8,400          380
  Johnson & Johnson ..............         7,100          658
  Lilly (Eli) ....................         5,200          371
  Merck ..........................        12,300          830
  Pfizer .........................         8,600          920
  Schering-Plough ................        11,600          523
  Warner-Lambert .................         8,800          546
                                                      -------
                                                        4,228
                                                      -------
ELECTRICAL SERVICES -- 0.8%
  Texas Utilities ................        14,600          657
                                                      -------

                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
COMMON STOCK -- CONTINUED
ENTERTAINMENT -- 0.4%
  Walt Disney ....................        11,200      $   326
                                                      -------
ENVIRONMENTAL SERVICES -- 0.5%
  Waste Management ...............         7,400          391
                                                      -------
FINANCIAL SERVICES -- 3.0%
  Fannie Mae .....................        17,200        1,170
  Freddie Mac ....................        15,400          898
  J.P. Morgan ....................         4,100          571
                                                      -------
                                                        2,639
                                                      -------
FOOD & BEVERAGE -- 0.8%
  Coca-Cola ......................        10,000          683
                                                      -------
HOUSEHOLD PRODUCTS -- 1.1%
  Procter & Gamble ...............        10,600          990
                                                      -------
INSURANCE -- 1.4%
  American International Group ...        10,455        1,195
                                                      -------
MEDICAL & MEDICAL SERVICES -- 0.6%
  Medtronic ......................         7,600          540
                                                      -------
MISCELLANEOUS MANUFACTURING -- 1.7%
  Tyco International .............        16,800        1,468
                                                      -------
MOTORCYCLE & MOTOR SCOOTER -- 0.7%
  Harley-Davidson ................        12,500          638
                                                      -------
OFFICE & BUSINESS EQUIPMENT -- 1.4%
  Lexmark International, Cl A* ...         4,100          558
  Xerox ..........................        12,400          697
                                                      -------
                                                        1,255
                                                      -------
PAPER & FOREST PRODUCTS -- 0.5%
  International Paper ............         8,900          445
                                                      -------
PERSONAL CARE -- 0.8%
  Gillette .......................        13,100          668
                                                      -------
PETROLEUM & FUEL PRODUCTS -- 0.6%
  Schlumberger ...................         8,300          500
                                                      -------
PETROLEUM REFINING -- 2.5%
  Chevron ........................         9,100          843
  Exxon ..........................         1,700        1,358
                                                      -------
                                                        2,201
                                                      -------
PRINTING & PUBLISHING -- 1.2%
  Time Warner ....................        15,900        1,082
                                                      -------
RETAIL -- 9.6%
  Albertson's# ...................        10,800          578

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
MAY 31, 1999
                                         NUMBER OF     VALUE
                         MATURITY    SHARES/PAR (000)  (000)
                         --------    ----------------  -----
COMMON STOCK -- CONTINUED
RETAIL -- CONTINUED
  Costco* ........................        10,300      $   747
  CVS ............................        10,600          488
  Dayton Hudson ..................        14,400          907
  Gap ............................        16,000        1,001
  Home Depot .....................        22,800        1,297
  Safeway* .......................        16,900          786
  Tandy ..........................         8,400          693
  TJX Companies ..................        16,000          480
  Wal-Mart .......................        22,000          938
  Walgreen .......................        20,100          467
                                                      -------
                                                        8,382
                                                      -------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.4%
  Intel ..........................        14,400          780
  Texas Instruments ..............         3,800          416
                                                      -------
                                                        1,196
                                                      -------
SPECIALTY MACHINERY -- 2.0%
  Emerson Electric ...............        10,100          645
  General Electric ...............        10,600        1,078
                                                      -------
                                                        1,723
                                                      -------
TELEPHONE & TELECOMMUNICATION -- 4.1%
  Alltel .........................         7,700          552
  Ameritech ......................         9,400          619
  GTE ............................        13,300          839
  MCI WorldCom* ..................        12,600        1,088
  SBC Communications .............         8,800          450
                                                      -------
                                                        3,548
                                                      -------
WHOLESALE -- 0.6%
  Cardinal Health ................         8,900          537
                                                      -------
TOTAL COMMON STOCK
   (Cost $43,430).................                     46,523
                                                      -------
CORPORATE BONDS -- 10.5%
BANKS -- 1.2%
  Citicorp
      7.125% ...........   09/01/05           75           76
      6.375% ...........   11/15/08          300          294
  First Maryland Bancorp
      7.200% ...........   07/01/07          300          309
  Security Cap
      7.800% ...........   01/12/05          350          345
                                                      -------
                                                        1,024
                                                      -------

                                            PAR        VALUE
                         MATURITY          (000)       (000)
                         --------          -----      -------
CORPORATE BONDS -- CONTINUED
BUILDING & CONSTRUCTION -- 0.2%
  Halliburton
      5.625% ...........   12/01/08       $  175       $  165
                                                      -------
CHEMICALS -- 0.6%
  Lubrizol
      5.875% ...........   12/01/08          250          232
  Monsanto (A)
      5.375% ...........   12/01/01          300          294
                                                      -------
                                                          526
                                                      -------
COMMUNICATIONS EQUIPMENT -- 0.4%
  Motorola
      7.500% ...........   05/15/25          300          313
                                                      -------
COMPUTER SOFTWARE -- 0.7%
  Computer Associates
      6.250% ...........   04/15/03          645          626
                                                      -------
ENTERTAINMENT -- 0.2%
  Time Warner
      9.625% ...........   05/01/02          150          163
                                                      -------
FINANCIAL SERVICES -- 0.4%
  Associates
      5.750% ...........   11/01/03          100           97
      6.250% ...........   11/01/08          300          291
                                                      -------
                                                          388
                                                      -------
FOOD & BEVERAGE -- 0.6%
  Archer Daniels Midland
      7.500% ...........   03/15/27          100          105
  Dean Foods
      6.625% ...........   05/15/09          400          397
                                                      -------
                                                          502
                                                      -------
FOREIGN -- 0.6%
  Saskatchewan
      8.000% ...........   07/15/04          500          537
                                                      -------
GAS & NATURAL GAS -- 0.2%
  Williams Companies
      6.200% ...........   08/01/02          200          198
                                                      -------
LEISURE & RECREATIONAL PRODUCTS -- 0.3%
  Brunswick
      6.750% ...........   12/15/06          300          290
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
MAY 31, 1999
                                            PAR        VALUE
                         MATURITY          (000)       (000)
                         --------          -----       -----
CORPORATE BONDS -- CONTINUED
MACHINERY -- 0.2%
  Cummins Engine
      6.450% ...........   03/01/05       $  200       $  192
                                                      -------
MISCELLANEOUS FINANCIAL SERVICES -- 0.4%
  Erac USA Finance
      6.350% ...........   01/15/01          300          300
                                                      -------
MISCELLANEOUS PERSONAL CREDIT -- 0.7%
  CSX
      5.850% ...........   12/01/03          250          242
  Ford Motor Credit
      6.000% ...........   01/14/03          350          346
  General Motors Acceptance
      9.000% ...........   10/15/02           50           54
                                                      -------
                                                          642
                                                      -------
MORTGAGE BANKERS & CORRESPONDENTS -- 0.6%
  Countrywide Home Loan
      6.840% ...........   10/22/04          500          498
                                                      -------
PETROLEUM REFINING -- 0.1%
  Amoco Canada
      6.750% ...........   02/15/05           50           51
                                                      -------
PRINTING & PUBLISHING -- 0.6%
  American Greetings
      6.100% ...........   08/01/28          500          479
  Times Mirror
      6.610% ...........   09/15/27           50           50
                                                      -------
                                                          529
                                                      -------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
  AvalonBay Communities
      6.580% ...........   02/15/04           75           73
  EOP Operating
      6.500% ...........   06/15/04          250          243
      6.625% ...........   02/15/05          250          243
  Simon Property Group
      6.750% ...........   02/09/04           30           29
  Simon Property Group (A)
      6.625% ...........   06/15/03          300          286
                                                      -------
                                                          874
                                                      -------
STEEL REFINING -- 0.5%
  Worthington Industries
      6.700% ...........   12/01/09          430          414
                                                      -------
TELEPHONE & TELECOMMUNICATION -- 1.0%
  AT&T
      6.500% ...........   03/15/29          385          359
  Cable & Wireless Communications
      6.750% ...........   12/01/08          300          293
  Sprint Capital
      6.875% ...........   11/15/28          265          249
                                                      -------
                                                          901
                                                      -------

                                            PAR        VALUE
                         MATURITY          (000)       (000)
                         --------          -----       -----
TOTAL CORPORATE BONDS
   (Cost $9,492) ...............................      $ 9,133
                                                      -------
ASSET BACKED SECURITIES -- 4.0%
  Advanta Mortgage Loan Trust,
    Series 1999-2, Cl A4
      6.890% ............  05/25/29       $  295          294
  Discover Card Master Trust I,
    Series 1996-3, Cl A
      6.050% ............  08/18/08          500          493
  First Security Auto Owner Trust,
    Series 1999-1, Cl A4
      5.740% ............  06/15/04          400          395
  GE Capital Mortgage,
    Series 1997-2, HE4, Cl A4
      6.765% ............  04/25/15          350          353
    Series 1998-2, Cl A3
      6.180% ............  06/25/15          500          500
    Series 1999-1, Cl A1
      6.500% ............  01/25/29          159          153
    Series 1999-HE1, Cl A4
      6.185% ............  01/25/23          290          288
  IMC Home Equity Loan Trust,
    Series 1997-7, Cl A5
      6.760% ............  10/20/20          560          564
  Newcourt Receivables Asset Trust,
    Series 1997-1, Cl A4
      6.193% ............  05/20/05          410          408
                                                      -------
TOTAL ASSET BACKED SECURITIES
   (Cost $3,492) ........                               3,448
                                                      -------
COLLATERALIZED MORTGAGE
   OBLIGATIONS -- 3.7%
  Credit Suisse First Boston Mortgage
    Securities, Series 1997-C1, Cl A1C
      7.240% ............  01/01/29          410          416
  First Union-Chase Commercial Mortgage,
     Series 1999-C2, Cl A2
      6.645% ............  04/14/09          200          198
  Heller Financial Commercial Mortgage,
    Series 1999-PH1, Cl A1
      6.500% ............  05/15/31          295          294
  Morgan Stanley Capital I, Series
    1999-FNV1, Cl A2
      6.530% ............  03/15/32          550          543
  Morgan Stanley Capital I, Series 1999-
    RM1, Cl A2
      6.710% ............  12/15/31          390          390

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
MAY 31, 1999
                                         NUMBER OF     VALUE
                         MATURITY    SHARES/PAR (000)  (000)
                         --------    ----------------  -----
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- CONTINUED
  PNC Trust, Series 1998-7, Cl A5
      6.750% ............  09/25/28       $  229      $   224
  Prudential Securities Secured Financing,
    Series 1999-NRF1, Cl A1
      6.074% ............  01/15/08          356          350
  Residential Accredit Loans,
    Series 1999-QS3, Cl A8
      6.500% ............  03/25/29          529          507
  Residential Funding Mortgage
    Securities I, Series 1998-S13, Cl A21
      6.750% ............  06/25/28          270          263
                                                      -------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $3,268) ...............................        3,185
                                                      -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.1%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.8%
  Pool # 376750
      7.000% ............  09/01/27          868          871
  Pool # 417392
      6.500% ............  02/01/28          180          176
  Pool # 433330
      6.500% ............  08/01/28          198          194
  Pool # 440148
      6.500% ............  08/01/28        2,227        2,181
  Pool # 437810
      6.000% ............  08/01/28          850          810
  Pool # 437972
      6.000% ............  08/01/28          198          189
  Pool # 437979
      6.000% ............  08/01/28          490          466
  Pool # 453931
      6.500% ............  11/01/28          560          548
  Pool # 484693
      6.000% ............  02/01/29        1,361        1,295
  Pool # TBA
      7.000% ............  04/01/29          300          302
  Pool # 494724
      6.500% ............  05/01/29          650          636
                                                      -------
                                                        7,668
                                                      -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.3%
  Pool # 780213
      7.500% ............  08/15/25          440          452
  Pool # 439229
      7.500% ............  07/15/27          379          388
  Pool # 451490
      7.500% ............  09/15/27          579          594

                                        PAR/SHARES     VALUE
                         MATURITY          (000)       (000)
                         --------       ----------     -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
  Pool # TBA
      6.500% ............  03/01/29       $  240      $   234
  Pool # 498651
      6.500% ............  04/01/29        1,198        1,171
                                                      -------
                                                        2,839
                                                      -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $10,703) ..............................       10,507
                                                      -------
U.S. TREASURY OBLIGATIONS -- 6.7%
U.S. TREASURY NOTES -- 6.7%
      5.750%# ...........  11/15/00        2,175        2,188
      5.750%# ...........  08/15/03        1,425        1,428
      6.125%# ...........  08/15/07        1,310        1,336
      6.250%# ...........  08/15/23          855          872
                                                      -------
                                                        5,824
                                                      -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $5,967) ...............................        5,824
                                                      -------
CASH EQUIVALENT -- 0.1%
  Goldman Sachs Financial Square Premium
    Money Market Fund .............           61           61
                                                      -------
TOTAL CASH EQUIVALENT
   (Cost $61) ..................................           61
                                                      -------
TOTAL INVESTMENTS -- 90.6%
   (Cost $76,413) ..............................      $78,681
                                                      =======
OTHER ASSETS AND LIABILITIES,
   NET -- 9.4% .................................        8,197
                                                      -------
TOTAL NET ASSETS -- 100.0% .....................      $86,878
                                                      =======

------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
(A) PRIVATE PLACEMENT SECURITY
CL--CLASS
TBA--TO BE ANNOUNCED
                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         FINANCIAL HIGHLIGHTS
                         ARMADA BALANCED ALLOCATION FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                     FOR THE PERIOD
                                                                                                   ENDED MAY 31, 1999
                                                                                      ---------------------------------------------
                                                                                         CLASS I3         CLASS A3       CLASS B4
                                                                                        -----------     -----------    -----------
Net asset value, beginning of period ...........................................          $ 10.00         $  9.74        $  9.82
                                                                                          -------         -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                      0.18            0.14           0.10
  Net gain on securities (realized and unrealized) .............................             0.28            0.57           0.51
                                                                                          -------         -------        -------
     Total from investment operations ..........................................             0.46            0.71           0.61
                                                                                          -------         -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income .........................................            (0.15)          (0.14)         (0.10)
                                                                                          -------         -------        -------
     Total distributions .......................................................            (0.15)          (0.14)         (0.10)
                                                                                          -------         -------        -------

Net asset value, end of period .................................................          $ 10.31          $10.31        $ 10.33
                                                                                          =======         =======        =======
TOTAL RETURN ...................................................................             4.57%2          7.26%1,2       6.07%1,2
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .........................................          $85,027          $1,466        $   385
  Ratio of expenses to average net assets ......................................             1.06%5          1.31%5         2.02%5
  Ratio of net investment income to average net assets .........................             2.25%5          2.50%5         1.29%5
  Ratio of expenses to average net assets before fee waivers ...................             1.06%5          1.31%5         2.02%5
  Ratio of investment income to average net assets before fee waivers ..........             2.25%5          2.50%5         1.29%5
  Portfolio turnover rate ......................................................              116%            116%           116%

1 TOTAL RETURN EXCLUDES SALES CHARGE.
2 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. 3 CLASS I AND CLASS A COMMENCED OPERATIONS ON JULY 10, 1998 AND
  JULY 31, 1998, RESPECTIVELY.
4 CLASS B COMMENCED OPERATIONS ON NOVEMBER 11, 1998.
5 ANNUALIZED.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TOTAL RETURN ADVANTAGE FUND
MAY 31, 1999
                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
CORPORATE BONDS -- 39.9%
AGRICULTURE -- 0.9%
  Cargill (B)
      6.150% ............  02/25/08       $3,100      $ 2,946
                                                      -------
AUTO -- 2.7%
  Chrysler Financial
      5.150% ............  01/22/01        3,525        3,490
  Ford Motor
      6.375% ............  02/01/29        6,125        5,505
                                                      -------
                                                        8,995
                                                      -------
BANKS -- 4.9%
  Bank of America
      7.875% ............  12/01/02        3,600        3,775
  Citicorp
      7.125% ............  09/01/05        4,000        4,075
  First Union
      7.125% ............  10/15/06        4,400        4,515
  Fleet Financial
      6.500% ............  03/15/08        2,775        2,710
      6.375% ............  05/15/08        1,175        1,137
                                                      -------
                                                       16,212
                                                      -------
BROKERAGE -- 1.1%
  Lehman Brothers
      6.625% ............  04/01/04        3,800        3,743
                                                      -------
CABLE & MEDIA -- 3.0%
  News America Holdings
      7.375% ............  10/17/08        6,150        6,302
  Time Warner Entertainment
     10.150% ............  05/01/12        2,900        3,678
                                                      -------
                                                        9,980
                                                      -------
CONSULTING SERVICES -- 1.0%
  CSC Enterprises
      6.500% ............  11/15/01        3,365        3,383
                                                      -------
DEFENSE -- 0.7%
  Raytheon
      5.950% ............  03/15/01        2,500        2,494
                                                      -------
EDUCATION -- 0.8%
  Harvard University
      8.125% ............  04/15/07        2,400        2,658
                                                      -------
FINANCIAL SERVICES -- 0.9%
  Household Finance
      5.875% ............  02/01/09        3,400        3,166
                                                      -------

                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
CORPORATE BONDS -- CONTINUED
FOOD & BEVERAGE -- 1.0%
  Philip Morris Global
      7.000% ............  07/15/05       $3,300      $ 3,311
                                                      -------
INSURANCE -- 3.1%
  Metropolitan Life
      7.000% ............  11/01/05        5,900        5,957
  Nationwide
      9.875% ............  02/15/25        4,000        4,373
                                                      -------
                                                       10,330
                                                      -------
OIL & GAS -- 1.4%
  Atlantic Richfield
      9.875% ............  03/01/16        1,900        2,449
  Conoco
      6.950% ............  04/15/29        2,150        2,067
                                                      -------
                                                        4,516
                                                      -------
REAL ESTATE INVESTMENT TRUST -- 0.5%
  Mack-Cali Realty
      7.000% ............  03/15/04        1,650        1,629
                                                      -------
RETAIL -- 0.9%
  Dayton Hudson
      6.650% ............  08/01/28        3,000        2,839
                                                      -------
SPECIALTY CHEMICALS -- 2.6%
  Engelhard
      7.000% ............  08/01/01        5,600        5,719
  Monsanto (B)
      6.600% ............  12/01/28        3,150        2,898
                                                      -------
                                                        8,617
                                                      -------
TECHNOLOGY -- 1.0%
  Applied Material
      7.125% ............  10/15/17        3,475        3,417
                                                      -------
TELEPHONE & TELECOMMUNICATION -- 6.7%
  AT&T
      6.500% ............  03/15/29        4,100        3,818
  BellSouth Communications
      6.300% ............  12/15/15        2,952        2,831
  GTE Northwest
      5.550% ............  10/15/08        2,600        2,411
  Sprint Capital
      6.875% ............  11/15/28        5,300        4,989
  Telephone & Data Systems
      7.000% ............  08/01/06        5,500        5,390
  Worldcom
      6.400% ............  08/15/05        3,100        3,042
                                                      -------
                                                       22,481
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TOTAL RETURN ADVANTAGE FUND
MAY 31, 1999
                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
CORPORATE BONDS -- CONTINUED
UTILITIES-ELECTRIC -- 2.5%
  Consolidated Edison#
      6.450% ............  12/01/07       $3,250     $  3,234
  Pennsylvania Power & Light
      6.125% ............  05/01/01        3,550        3,554
  Puget Sound Energy
      6.740% ............  06/15/18        1,525        1,462
                                                     --------
                                                        8,250
                                                     --------
UTILITIES-GAS DISTRIBUTION -- 0.9%
  KN Energy
      6.450% ............  03/01/03        3,100        3,073
                                                     --------
YANKEE -- 3.3%
  Ahold Financial
      6.250% ............  05/01/09        2,200        2,106
  City of Naples
      7.520% ............  07/15/06        4,350        4,482
  Quebec Province
      8.625% ............  01/19/05        3,875        4,261
                                                     --------
                                                       10,849
                                                     --------
TOTAL CORPORATE BONDS
   (Cost $134,746)                                    132,889
                                                     --------
ASSET BACKED SECURITIES -- 17.1%
AUTO -- 1.7%
  World Omni Automobile Lease Securitization
    Trust, Series 1997, Cl A3 (B)
      5.962% ............  08/14/01        5,644        5,632
                                                     --------
CREDIT CARDS -- 5.6%
  First USA Credit Card Master Trust,
    Series 1999-1, Cl C (B)
      6.420% ............  10/19/06        3,895        3,784
    Series 1999-2, Cl C (B)
      6.650% ............  10/19/08        3,235        3,132
  MBNA Credit Card Master Trust,
    Series 1998-F, Cl C (B)
      6.450% ............  02/15/08        4,985        4,836
    Series 1999-B, Cl C (B)
      6.650% ............  08/15/11        2,780        2,671
  Metris Master Trust, Series 1997-1,
    Cl A
      6.870% ............  10/20/05        4,040        4,095
                                                     --------
                                                       18,518
                                                     --------

                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
ASSET BACKED SECURITIES -- CONTINUED
FINANCIAL SERVICES -- 7.3%
  Aesop (B)
      6.140% ............  05/20/06       $4,750      $ 4,695
    Series 1997-A, Cl A2 (B)
      6.400%               10/20/03        3,495        3,504
  Copelco Capital Funding, Series 1997-A,
     Cl A4
      6.470% ............  04/20/05        3,735        3,765
  Green Tree Financial, Series 1997-5,
    Cl A5
      6.620% ............  05/15/29        2,535        2,528
  Metlife Capital Equipment Loan Trust,
    Series 1997-A, Cl A
      6.850% ............  05/20/08        3,025        3,078
  PNC Student Loan Trust I,
    Series 1997-2, Cl A4
      6.446% ............  01/25/02        3,840        3,866
    Series 1997-2, Cl A6
      6.572% ............  01/25/04        2,870        2,864
                                                      -------
                                                       24,300
                                                      -------
MISCELLANEOUS -- 2.5%
  Comed Trust Financial, Series 1998-1,
    Cl A6
      5.630% ............  06/25/09        3,270        3,109
  Franchise Funding Credit Association,
     Series 97-1 Cl A (B)
      7.020% ............  12/18/06        1,678        1,678
  Railcar Leasing, Series 1997-1,
    Cl A2 (B)
      7.125% ............  01/15/13        3,610        3,686
                                                      -------
                                                        8,473
                                                      -------
TOTAL ASSET BACKED SECURITIES
   (Cost $57,584) .......                              56,923
                                                      -------
COLLATERALIZED MORTGAGE
   OBLIGATIONS -- 11.3%
  Collateralized Mortgage Obligation Trusts,
    Series 13, Cl A (A)
      5.425% ............  01/20/03           34           34
  Commercial Mortgage Acceptance,
    Series 1997-ML1, Cl A-4
      6.735% ............  08/15/07        5,323        5,307
  Federal Home Loan Mortgage
    Corporation, Series 2095, Cl Pe
      6.000% ............  11/15/28        6,189        5,646

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TOTAL RETURN ADVANTAGE FUND
MAY 31, 1999
                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
COLLATERALIZED MORTGAGE
   OBLIGATIONS -- CONTINUEd
  Federal Home Loan Mortgage Corporation
    Series 2101, Cl Pd
      6.000% ............  11/15/28       $2,245      $ 2,055
    Series 2104, Cl Pg
      6.000% ............  12/15/28        2,131        1,957
  First Union Lehman Brothers Trust,
    Series 1997, Cl A3
      7.380% ............  04/18/07        4,425        4,560
    Series 1998, Cl A2
      6.560% ............  11/18/08        4,745        4,698
  Merrill Lynch Mortgage Investors,
    Series 1998-GN1, Cl A1
      7.110% ............  08/25/27        3,486        3,481
    Series 1996-C2, Cl A2
      6.820% ............  11/21/28        3,195        3,235
  Morgan Stanley Capital, Series
    1999-WF1, Cl A2
      6.210% ............  09/15/08        6,835        6,600
                                                      -------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $38,715) .......                              37,573
                                                      -------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 5.8%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.0%
  Pool # 16-0045
      8.750% ............  05/01/08            3            4
  Pool # 18-1063
      7.500% ............  12/01/10           84           88
                                                      -------
                                                           92
                                                      -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.6%
  Pool # 323538
      6.500% ............  01/01/29        9,677        9,472
  Pool # 323434
      7.500% ............  04/01/29        9,084        9,283
                                                      -------
                                                       18,755
                                                      -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.2%
  Pool # 132781
     10.500% ............  11/15/00            6            7
  Pool # 780919
      9.500% ............  10/15/18          463          500
                                                      -------
                                                          507
                                                      -------


                                       PAR/SHARES      VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
Total U.S. Government Agency
    Obligations
   (Cost $19,684) ..............................     $ 19,354
                                                     --------
MORTGAGE PASS THROUGH
  OBLIGATIONS -- 0.1%
  Thirty-Seventh FHA Insurance Project
      7.430% ............  05/01/22       $  442          442
                                                     --------
Total Mortgage Pass Through
   Obligations
   (Cost $442)                                            442
                                                     --------
U.S. TREASURY OBLIGATIONS -- 22.0%
U.S. TREASURY BONDS -- 10.4%
      7.500%# ...........  11/15/16       16,985       19,457
      8.125%# ...........  08/15/21       12,100       15,023
                                                     --------
                                                       34,480
                                                     --------
U.S. TREASURY NOTES -- 11.6%
      6.125%# ...........  07/31/00       21,865       22,091
      5.875%# ...........  11/30/01        4,150        4,187
      5.375%# ...........  06/30/03        4,555        4,508
      7.250%# ...........  05/15/04          150          160
      6.500% ............  10/15/06        3,025        3,147
      6.125%# ...........  08/15/07        4,500        4,591
                                                     --------
                                                       38,684
                                                     --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $74,705) ..............................       73,164
                                                     --------
CASH EQUIVALENT -- 2.8%
  Fidelity Domestic Money Market
    Fund ..........................        9,441        9,441
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $9,441) ..................                     9,441
                                                     --------
TOTAL INVESTMENTS -- 99.0%
   (Cost $335,317) .............................     $329,786
                                                     ========

OTHER ASSETS AND LIABILITIES,
   NET -- 1.0% ..................................       3,317
                                                     --------

                             See Accompanying Notes

STATEMENT OF NET ASSETS
ARMADA TOTAL RETURN ADVANTAGE FUND
MAY 31, 1999
                                                       VALUE
                                                       (000)
                                                       -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorizat -- no par
   value) based on 32,874,699
   outstanding shares of
   beneficial interest .........................     $332,005
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   469,625 outstanding shares of
   beneficial interest .........................        4,784
  Undistributed net investment income ..........            3
  Accumulated net realized gain on investments .        1,842
  Net unrealized depreciation on investments ...      (5,531)
                                                     --------
Total Net Assets -- 100.0% ......................     333,103
                                                     ========

Net Asset Value, Offering
   and Redemption Price Per
   Share -- Class I ............................        $9.99
                                                     ========

Net Asset Value and Redemption
   Price Per Share -- Class A ...................       $9.98
                                                     ========

Maximum Offering Price Per
   Share -- Class A ($9.98 / 95.25%) ............      $10.48
                                                     ========



-----------------
# SECURITY FULLY OR PARTIALLY ON LOAN.

(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ONE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999.
(B) PRIVATE CEMENT SECURITY
 CL -- CLASS

                             See Accompanying Notes

                       FINANCIAL HIGHLIGHTS
                       ARMADA TOTAL RETURN ADVANTAGE FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       FOR THE YEAR ENDED MAY 31,
                                            ------------------------------------------------------------------------------
                                                   1999                1998                1997                1996
                                            ------------------  ------------------  ------------------  ------------------
                                            CLASS I   CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS I   CLASS A
                                            --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, beginning of period .....  $  10.25  $  10.25  $   9.89  $   9.89  $   9.88  $   9.87  $  10.55  $  10.54
                                            --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..................      0.58      0.56      0.64      0.61      0.67      0.64      0.705     0.625
  Net gain/ (loss) on securities
    (realized and unrealized) ............     (0.22)    (0.23)     0.36      0.36      0.15      0.16     (0.24)    (0.22)
                                            --------  --------  --------  --------  --------  --------  --------  --------
    Total from investment operations .....      0.36      0.33      1.00      0.97      0.82      0.80      0.46      0.40
                                            --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Dividends from net investment income ...     (0.58)    (0.56)    (0.64)    (0.61)    (0.67)    (0.64)    (0.70)    (0.62)
  Dividends in excess of net
    investment income ....................     (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.12)    (0.14)
  Distributions from net realized
    capital gains ........................     (0.04)    (0.04)    (0.00)    (0.00)    (0.00)    (0.00)    (0.31)    (0.31)
  Distributions in excess of net
    realized capital gains ...............     (0.00)    (0.00)    (0.00)    (0.00)    (0.14)    (0.14)    (0.00)    (0.00)
                                            --------  --------  --------  --------  --------  --------  --------  --------
    Total distributions ..................     (0.62)    (0.60)    (0.64)    (0.61)    (0.81)    (0.78)    (1.13)    (1.07)
                                            --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of period ...........  $   9.99  $   9.98  $  10.25  $  10.25  $   9.89  $  9.89   $   9.88  $   9.87
                                            ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN .............................      3.54%     3.18%3   10.35%    10.08%3    8.51%     8.35%3    4.22%     3.74%3
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...  $328,417  $  4,686  $296,075  $    640  $259,228  $  2,186  $280,401  $  2,040
  Ratio of expenses to average net assets       0.45%     0.69%     0.31%     0.54%     0.16%     0.41%     0.13%     0.36%
  Ratio of net investment income to
    average net assets ...................      5.72%     5.48%     6.29%     6.14%     6.70%     6.46%     6.67%     6.12%
  Ratio of expenses to average net assets
    before fee waivers ...................      0.65%     0.89%     0.72%     0.97%     0.71%     0.96%     0.69%     0.89%
  Ratio of net investment income to
    average net assets before fee waivers       5.52%     5.28%     5.88%     5.71%     6.15%     5.91%     6.11%     5.59%
  Portfolio turnover rate ................       142%     1.42%      170%      170%      169%      169%      268%      268%



                                              FOR THE PERIOD
                                            ENDED MAY 31, 1995
                                            ------------------
                                            CLASS I1  CLASS A1
                                            --------  --------
Net asset value, beginning of period .....  $  10.00  $  10.16
                                            --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..................      0.655     0.495
  Net gain/ (loss) on securities
    (realized and unrealized) ............      0.43      0.40
                                            --------  --------
    Total from investment operations .....      1.08      0.89
                                            --------  --------
LESS DISTRIBUTIONS
  Dividends from net investment income ...     (0.53)    (0.49)
  Dividends in excess of net
    investment income ....................     (0.00)    (0.02)
  Distributions from net realized
    capital gains ........................     (0.00)    (0.00)
  Distributions in excess of net
    realized capital gains ...............     (0.00)    (0.00)
                                            --------  --------
    Total distributions ..................     (0.53)    (0.51)
                                            --------  --------
Net asset value, end of period ...........  $  10.55  $  10.54
                                            ========  ========
TOTAL RETURN .............................     12.52%4   12.65%3,4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...  $261,403  $    106
  Ratio of expenses to average net assets       0.18%2    0.31%2
  Ratio of net investment income to
    average net assets ...................      7.23%2    6.92%2
  Ratio of expenses to average net assets
    before fee waivers ...................      0.77%2    0.87%2
  Ratio of net investment income to
    average net assets before fee waivers       6.64%2    6.36%2
  Portfolio turnover rate ................       166%      166%

1 CLASS I AND CLASS A COMMENCED OPERATIONS ON JULY 7, 1994 AND
  SEPTEMBER 6, 1994, RESPECTIVELY.
2 ANNUALIZED.
3 TOTAL RETURN EXCLUDES SALES CHARGE.
4 TOTAL RETURNS HAVE BEEN ANNUALIZED BASED UPON THE PERIOD FROM EACH CLASS'
  COMMENCEMENT DATE THROUGH MAY 31, 1995. GROSS TOTAL RETURNS OF CLASS I AND CLASS A FOR THE PERIOD WERE 11.22% AND 9.14%, RESPECTIVELY.
5 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                             STATEMENT OF NET ASSETS
                             ARMADA BOND FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----       -------
CORPORATE BONDS -- 25.2%
BANKS -- 1.8%
  Citicorp
      6.375% ............  11/15/08      $ 8,000      $ 7,830
  First Maryland Bancorp
      7.200% ............  07/01/07        5,000        5,144
  International Bank For
    Reconstruction & Development
      8.500% ............  07/19/99          900          904
                                                      -------
                                                       13,878
                                                      -------
BUILDING & CONSTRUCTION -- 0.3%
  Halliburton
      5.625% ............  12/01/08        2,000        1,880
                                                      -------
CHEMICALS -- 1.8%
  Dow Chemical
      9.200% ............  06/01/10        1,000        1,169
  Lubrizol
      5.875% ............  12/01/08        7,300        6,780
  Monsanto
      8.130% ............  12/15/06        2,000        2,145
  Monsanto (B)
      5.375% ............  12/01/01        3,580        3,506
                                                      -------
                                                       13,600
                                                      -------
COMMUNICATIONS EQUIPMENT -- 0.6%
  Motorola
      7.500% ............  05/15/25        4,680        4,879
                                                      -------
COMPUTER SOFTWARE -- 1.9%
  Computer Associates
      6.250% ............  04/15/03       15,000       14,550
                                                      -------
ELECTRICAL SERVICES -- 0.5%
  Central Power & Light
      6.625% ............  07/01/05          920          914
  Eastern Energy
      6.750% ............  12/01/06        3,000        2,957
                                                      -------
                                                        3,871
                                                      -------
FINANCIAL SERVICES -- 3.7%
  Associates
      5.800% ............  04/20/04        3,000        2,925
      6.250% ............  11/01/08        5,000        4,850
  Ford Motor Credit
      6.000% ............  01/14/03       10,000        9,887
  Prime Property Funding, Series II (B)
      6.800% ............  08/15/02       10,000        9,985
  Sallie Mae
      7.300% ............  08/01/09          500          537
                                                      -------
                                                       28,184
                                                      -------

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----       -------
CORPORATE BONDS -- CONTINUED
FOOD & BEVERAGE -- 1.9%
  Archer Daniels Midland
      7.500% ............  03/15/27      $ 6,900      $ 7,271
  Dean Foods
      6.625% ............  05/15/09        5,970        5,922
  Kraft
      8.500% ............  02/15/17        1,313        1,354
                                                      -------
                                                       14,547
                                                      -------
GAS & NATURAL GAS -- 1.3%
  Williams Companies
      6.200% ............  08/01/02       10,000        9,912
                                                      -------
INSURANCE -- 0.8%
  Cigna
      7.400% ............  05/15/07        3,000        3,120
  Lincoln National
      6.500% ............  03/15/08        2,895        2,833
                                                      -------
                                                        5,953
                                                      -------
LEASING & RENTING -- 0.7%
  Trans Ocean Container, Callable 07/01/99
    @ 106.15
     12.250% ............  07/01/04        5,000        5,450
                                                      -------
LEISURE & RECREATIONAL PRODUCTS -- 1.7%
  Brunswick
      6.750% ............  12/15/06        8,170        7,904
  First American Cap
      8.500% ............  04/15/12        5,000        5,262
                                                      -------
                                                       13,166
                                                      -------
MACHINERY -- 0.6%
  Cummins Engine
      6.450% ............  03/01/05        4,800        4,608
                                                      -------
PRINTING & PUBLISHING -- 1.5%
  American Greetings
      6.100% ............  08/01/28       10,390        9,961
  Knight-Ridder
      8.500% ............  09/01/01        1,555        1,598
                                                      -------
                                                       11,559
                                                      -------
RAILROADS -- 0.3%
  CSX Transportation
      7.540% ............  03/15/03        2,000        2,056
                                                      -------
REAL ESTATE INVESTMENT TRUSTS -- 2.6%
  AvalonBay Communities
      6.580% ............  02/15/04        2,200        2,148
  EOP Operating
      6.625% ............  02/15/05       10,400       10,088
  Simon Property Group (B)
      6.625% ............  06/15/03        4,600        4,516

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                             STATEMENT OF NET ASSETS
                             ARMADA BOND FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
CORPORATE BONDS -- CONTINUED
REAL ESTATE INVESTMENT TRUSTS -- CONTINUED
  Simon Property Group
      6.750% ............  02/09/04      $ 2,960     $  2,875
                                                     --------
                                                       19,627
                                                     --------
TELEPHONE & TELECOMMUNICATION -- 3.2%
  AT&T
      6.500% ............  03/15/29        8,400        7,822
  Cable & Wireless Communications
      6.750% ............  12/01/08        7,000        6,825
  Sprint Capital
      6.875% ............  11/15/28       10,000        9,413
                                                     --------
                                                       24,060
                                                     --------
TOTAL CORPORATE BONDS
   (Cost $197,671) .............................      191,780
                                                     --------
ASSET BACKED SECURITIES -- 12.1%
  Advanta Home Equity Loan Trust,
     Series 1991-2, Cl A
      8.800% ............  06/25/06        1,207        1,211
  Advanta Mortgage Loan Trust,
    Series 1999-2, Cl A4
      6.890% ............  05/25/29        7,225        7,207
  Amresco Securitized Net Interest
    Margin, Series 1999-1A, Cl A
      9.100% ............  09/27/29        9,945        9,821
  Export Funding Trust, Series 1995-A,
    Cl A
      8.210% ............  12/29/06        2,364        2,546
  First Security Auto Owner Trust,
     Series 1999-1, Cl A4
      5.740% ............  06/15/04        9,970        9,856
  GE Capital Mortgage, Series
    1999-HE1, Cl A4
      6.185% ............  01/25/23        9,760        9,705
    Series 1999-1, Cl A1
      6.500% ............  01/25/29        6,976        6,683
  IMC Home Equity Loan Trust, Series
    1997-7, Cl A5
      6.760% ............  10/20/20       12,810       12,905
  Newcourt Receivables Asset Trust,
    Series 1997-1, Cl A4
      6.193% ............  05/20/05       13,360       13,312
  Pegasus Aviation Lease Securitization,
    Series 1999-1, Cl A1 (B)
      6.300% ............  03/25/29        7,804        7,685

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
ASSET BACKED SECURITIES -- CONTINUED
  Residential Asset Securities, Series
    1998-KS3, Cl AI3
      5.910% ............  08/25/22      $ 8,500      $ 8,397
  The Money Store Home Equity Trust,
    Series 1998-A, Cl AV (A)
      5.100% ............  06/15/29        2,699        2,696
  Turkey Trust, Series T-3
      9.625% ............  05/15/02          405          417
                                                      -------
TOTAL ASSET BACKED SECURITIES
   (Cost $93,234) ..............................       92,441
                                                      -------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 19.2%
  Chase Commercial Mortgage Securities,
    Series 1996-2, Cl A1
      6.700% ............  07/19/03        1,402        1,414
  Credit Suisse First Boston Mortgage
    Securities, Series 1997-C1, Cl A1C
      7.240% ............  01/01/29        7,500        7,601
  Federal Home Loan Mortgage Corporation,
    Series C-78
      9.400% ............  09/15/08           26           27
  Federal National Mortgage Association,
    Series 1-C
      9.250% ............  11/15/01          939          959
  First Union-Chase Commercial Mortgage,
    Series 1999-C2, Cl A2
      6.645% ............  04/14/09        4,700        4,663
  GMAC Commercial Mortgage Securities,
    Series 1997-C1, Cl X
      1.565% ............  07/15/27       18,129        1,516
  Heller Financial Commercial Mortgage,
    Series 1999-PH1, Cl A1
      6.500% ............  05/15/31        7,225        7,198
  Housing Securities, Series 1993-G,
    Cl G9
      7.500% ............  01/25/09        4,984        5,059
  J.P. Morgan Commercial Mortgage
    Finance,
    Series 1997-C4, Cl X, (A)(C)
      1.379%               12/26/28      116,567        6,967
    Series 1997-C5, (A)(C)
      1.550% ............  09/15/29       20,400        1,538
  Midland Realty Acceptance, Series
    1996-C2, Cl A1
      7.020% ............  01/25/29            1            1

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                             STATEMENT OF NET ASSETS
                             ARMADA BOND FUND
MAY 31, 1999
                                           PAR          VALUE
                            MATURITY      (000)         (000)
                            --------      -----         -----
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- CONTINUED
  Morgan Stanley Capital I,
Series 1999-RM1, Cl A2
      6.710% ............  12/15/31      $ 9,530     $  9,523
    Series 1999-FNV1, Cl A2
      6.530% ............  03/15/32       13,000       12,824
  PNC Trust, Series 1998-7, Cl A5
      6.750% ............  09/25/28        2,997        2,916
  Prudential Home Mortgage Securities,
    Series 1996-7, Cl A4
      6.750% ............  06/25/11        1,500        1,473
  Prudential Securities Secured Financing,
    Series 1999-NRF1, Cl A1
      6.074% ............  01/15/08       12,560       12,314
  Residential Accredit Loans,
    Series 1998-QS7, Cl NB4
      6.750% ............  07/25/28       13,684       13,350
    Series 1999-QS3, Cl A8
      6.500% ............  03/25/29       16,845       16,129
  Residential Asset Securitization Trust,
    Series 1997-A5, Cl A13
      7.750% ............  07/25/27       10,786       10,975
  Residential Funding Mortgage
    Securities I, Series 1998-S13,
     Cl A21
      6.750% ............  06/25/28        6,170        6,010
  Residential Funding, Series 1993-S44,
    Cl A3 (A)
      5.490% ............  11/25/23        2,342        2,359
  Structured Asset Sales, Series 1994-5,
    Cl A
      7.000% ............  07/25/24       22,019       21,876
                                                     --------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $148,867) .............................      146,692
                                                     --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 25.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.5%
  Pool # 219329
      9.250% ............  12/01/02           52           55
  Pool # E31059
      8.500% ............  05/01/06           66           69
  Pool # E00164
      6.500% ............  10/01/07          347          348
  Pool # 252804
      8.500% ............  07/01/08           62           67
  Pool # E50893
      6.500% ............  09/01/08          828          831
  Pool # E60894
      7.500% ............  07/01/10           29           31


                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
FEDERAL HOME LOAN MORTGAGE CORPORATION -- CONTINUED
  Pool # E61277
      7.500% ............  09/01/10       $  121       $  125
  Pool # E20206
      7.500% ............  11/01/10          163          169
  Pool # E61976
      7.000% ............  11/01/10        4,189        4,272
  Pool # E20204
      6.500% ............  11/01/10          566          568
  Pool # E64179
      7.500% ............  05/01/11          422          435
  Pool # E64198
      7.500% ............  05/01/11          165          171
  Pool # E64229
      7.500% ............  05/01/11           10           11
  Pool # E64248
      7.500% ............  05/01/11          697          719
  Pool # 280417
      8.500% ............  09/01/16            6            7
  Pool # 141138
      7.500% ............  05/01/17          426          444
  Pool # 294315
      8.500% ............  06/01/17           14           16
  Pool # 450074
      8.500% ............  06/01/17          171          184
  Pool # 80322
      8.000% ............  07/01/25        2,468        2,574
                                                      -------
                                                       11,096
                                                      -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 16.9%
  Pool # 77831
      7.500% ............  12/01/07          127          131
  Pool # 31592
      7.500% ............  03/01/08          109          113
  Pool # 190506
      6.500% ............  12/01/08        1,003        1,005
  Pool # 1125
      9.000% ............  07/01/09           41           44
  Pool # 35366
      8.500% ............  11/01/09           73           78
  Pool # 316357
      7.000% ............  07/01/10        1,237        1,260
  Pool # 210452
      9.500% ............  05/01/18          119          128
  Pool # 250060
      7.500% ............  06/01/24        4,689        4,817
  Pool # 322344
      7.500% ............  09/01/25        2,772        2,843
  Pool # 250433
      7.500% ............  01/01/26        4,831        4,954

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                             STATEMENT OF NET ASSETS
                             ARMADA BOND FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUEd
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
  Pool # 346316
      7.500% ............  05/01/26      $ 2,739     $  2,810
  Pool # 407603
      7.500% ............  12/01/27        1,101        1,127
  Pool # 413863
      7.500% ............  12/01/27        5,708        5,835
  Pool # 420621
      7.500% ............  12/01/27        4,330        4,426
  Pool # 417392
      6.500% ............  02/01/28        4,300        4,213
  Pool # 435082
      6.000% ............  07/01/28        1,241        1,181
  Pool # 440148
      6.500% ............  08/01/28        3,364        3,293
  Pool # 446109
      7.500% ............  10/01/28        1,190        1,218
  Pool # 452026
      6.500% ............  11/01/28        7,295        7,140
  Pool # 448509
      6.000% ............  11/01/28        4,948        4,749
  Pool # 252162
      6.500% ............  12/01/28        9,707        9,502
  Pool # C00690
      6.000% ............  12/01/28        7,412        7,064
  Pool # C18901
      6.000% ............  12/01/28        1,982        1,889
  Pool # 252212
      6.500% ............  01/01/29        3,621        3,542
  Pool # 484693
      6.000% ............  02/01/29       13,322       12,682
  Pool # 484699
      6.000% ............  02/01/29       17,957       17,088
  Pool # TBA
      7.000% ............  04/01/29        8,150        8,203
  Pool # 494724
      6.500% ............  05/01/29        4,650        4,551
  Pool # 492335
      6.000% ............  05/01/29       11,000       10,469
  Pool # 441542
      7.500% ............  10/01/29        2,383        2,436
                                                     --------
                                                      128,791
                                                     --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.8%
  Pool # 22374
      8.000% ............  03/15/08           85           90
  Pool # 9244
      8.250% ............  04/20/17           51           54
  Pool # 9279
      8.250% ............  07/20/17          132          139


                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
  Pool # 1136
      9.000% ............  02/20/19       $  126      $   135
  Pool # 164775
      9.500% ............  06/15/19          148          162
  Pool # 308571
      8.500% ............  05/15/21           80           86
  Pool # 310780
      8.500% ............  09/15/21           26           28
  Pool # 303442
      8.500% ............  11/15/21           11           13
  Pool # 306473
      8.500% ............  11/15/21          100          107
  Pool # 314586
      8.500% ............  11/15/21          216          231
  Pool # 315728
      8.500% ............  11/15/21          202          216
  Pool # 319999
      8.500% ............  07/15/22          129          138
  Pool # 321786
      8.500% ............  07/15/22          145          155
  Pool # 332285
      8.500% ............  07/15/22          142          151
  Pool # 321563
      8.500% ............  08/15/22           38           41
  Pool # 325399
      7.500% ............  08/15/22           11           12
  Pool # 304732
      7.500% ............  12/15/22          760          784
  Pool # 337049
      7.500% ............  04/15/23          397          410
  Pool # 348665
      7.500% ............  04/15/23          260          269
  Pool # 337062
      7.500% ............  05/15/23          267          276
  Pool # 331869
      7.500% ............  06/15/23          300          309
  Pool # 371437
      7.000% ............  11/15/23          190          192
  Pool # 451459
      7.500% ............  09/15/27       10,458       10,714
  Pool # 483453
      6.500% ............  09/15/28        5,879        5,742
  Pool # 483469
      6.500% ............  09/15/28        5,861        5,724
  Pool # 486516
      6.500% ............  09/15/28        8,892        8,684
  Pool # 482829
      6.500% ............  11/15/28        8,886        8,679

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                             STATEMENT OF NET ASSETS
                             ARMADA BOND FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
  Pool # TBA
      6.500% ............  03/01/29     $  5,480      $  5,352
  Pool # 498652
      6.500% ............  04/15/29        3,606         3,522
                                                      --------
                                                        52,415
                                                      --------
Total U.S. Government Agency
   Obligations
   (Cost $197,510) .............................       192,302
                                                      --------
U.S. TREASURY OBLIGATIONS -- 17.1%
U.S. TREASURY NOTES -- 17.1%
  U.S. Treasury Notes
      5.750%# ...........  11/15/00       39,235        39,466
      5.750%# ...........  08/15/03       20,925        20,969
      6.125%# ...........  08/15/07        1,035         1,056
      6.250%# ...........  08/15/23       49,090        50,072
  U.S. Treasury Note TIPS
      3.625%#              04/15/28       19,373        18,508
                                                      --------
                                                       130,071
                                                      --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $132,312)                                     130,071
                                                      --------
CASH EQUIVALENT -- 0.7%
  Goldman Sachs Financial Square Premium
    Money Market Fund                      5,219         5,219
                                                      --------
TOTAL CASH EQUIVALENT
   (Cost $5,219) ...............................         5,219
                                                      --------
TOTAL INVESTMENTS -- 99.5%
   (Cost $772,841) .............................       758,505
                                                      ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.5% .................................         3,737
                                                      --------


                                                       VALUE
                                                       (000)
                                                       -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 76,192,200 outstanding shares of
   beneficial interest .........................      $776,499
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 280,950 outstanding shares of
   beneficial interest .........................         2,897
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 72,734 outstanding shares of
   beneficial interest .........................           757
  Accumulated net realized loss on investments .        (3,526)
  Net unrealized depreciation on investments ...       (14,336)
  Distributions in excess of net investment income         (49)
                                                      --------
TOTAL NET ASSETS -- 100.0% .....................      $762,242
                                                      ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................         $9.96
                                                      ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................         $9.98
                                                      ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($9.98 / 95.25%) ...........        $10.48
                                                      ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ..................         $9.97
                                                      ========



----------
# SECURITY FULLY OR PARTIALLY ON LOAN.
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999.
(B) PRIVATE PLAENT SECURITY
(C) INTEREST ONLY SECURITY
CL -- CLASS
TBA -- TO BE ANNOUNCED
TIPS -- TREASURY INFLATION PROTECTED SECURITY

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                              FINANCIAL HIGHLIGHTS
                              ARMADA BOND FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                       FOR THE YEAR ENDED MAY 31,
                                            ----------------------------------------------------------------------------------
                                                        1999                          1998                         1997
                                            ----------------------------  ----------------------------      ------------------
                                            CLASS I   CLASS A   CLASS B   CLASS I   CLASS A   CLASS B       CLASS I   CLASS A
                                            --------  --------  --------  --------  --------  --------      --------  --------
Net asset value, beginning of period .....  $  10.27  $  10.27  $  10.26  $  10.02  $  10.02  $  10.35      $   9.97  $   9.97
                                            --------  --------  --------  --------  --------  --------      --------  --------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..................      0.56      0.54      0.47      0.59      0.56      0.47          0.59      0.41
  Net gain/(loss) on securities
   (realized and unrealized) .............     (0.17)    (0.15)    (0.15)     0.25      0.25     (0.09)         0.13      0.13
                                            --------  --------  --------  --------  --------  --------      --------  --------
   Total from investment operations ......      0.39      0.39      0.32      0.84      0.81      0.38          0.72      0.54
                                            --------  --------  --------  --------  --------  --------      --------  --------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .....................     (0.56)    (0.54)    (0.47)    (0.59)    (0.56)    (0.47)        (0.59)    (0.41)
  Distributions from net realized
   capital gains .........................     (0.14)    (0.14)    (0.14)    (0.00)    (0.00)    (0.00)        (0.00)    (0.00)
  Distributions in excess of
   net realized capital gains ............     (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)        (0.08)    (0.08)
                                            --------  --------  --------  --------  --------  --------      --------  --------
   Total distributions ...................     (0.70)    (0.68)    (0.61)    (0.59)    (0.56)    (0.47)        (0.67)    (0.49)
                                            --------  --------  --------  --------  --------  --------      --------  --------
Net asset value, end of period ...........  $   9.96  $   9.98  $   9.97  $  10.27  $  10.27  $  10.26      $  10.02  $  10.02
                                            ========  ========  ========  ========  ========  ========      ========  ========
TOTAL RETURN .............................      3.82%     3.77%5    3.06%5    8.55%     8.29%5    8.36%1,5      7.41%     7.22%1,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...  $758,713  $  2,804  $    725  $132,620  $    161  $      1      $ 91,161  $     23
  Ratio of expenses to average
   net assets ............................      0.70%     0.96%     1.66%     0.80%     1.05%     1.74%1        0.83%     1.07%1
  Ratio of net investment income
   to average net assets .................      5.44%     5.18%     4.48%     5.72%     5.52%     2.71%1        5.83%     5.64%1
  Ratio of expenses to average
   net assets before fee waivers .........      0.70%     0.96%     1.66%     0.80%     1.05%     1.74%1        0.96%     1.07%1
  Ratio of net investment income
   to average net
   assets before fee waivers .............      5.44%     5.18%     4.48%     5.72%     5.52%     2.71%1        5.71%     5.64%1
  Portfolio turnover rate ................       270%      270%      270%      220%      220%      220%           96%       96%




                                               FOR THE         FOR THE          FOR THE
                                            PERIOD ENDED     YEAR ENDED      PERIOD ENDED
                                            MAY 31, 19963  APRIL 30, 19963  APRIL 30, 19953
                                            ------------   --------------   --------------
Net asset value, beginning of period .....    $  10.04        $  10.02         $  10.00
                                              --------        --------         --------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..................        0.05            0.64             0.44
  Net gain/(loss) on securities
   (realized and unrealized) .............       (0.07)           0.07             0.02
                                              --------        --------         --------
   Total from investment operations ......       (0.02)           0.71             0.46
                                              --------        --------         --------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .....................       (0.05)          (0.64)           (0.44)
  Distributions from net realized
   capital gains .........................       (0.00)          (0.05)           (0.00)
  Distributions in excess of
   net realized capital gains ............       (0.00)          (0.00)           (0.00)
                                              --------        --------         --------
   Total distributions ...................       (0.05)          (0.69)           (0.44)
                                              --------        --------         --------
Net asset value, end of period ...........    $   9.97        $  10.04         $  10.02
                                              ========        ========         ========
TOTAL RETURN .............................       (0.19)%2,5       7.09%5           4.75%2,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...    $ 88,829        $ 89,901          $53,316
  Ratio of expenses to average
   net assets ............................        0.85%1          0.85%            0.85%1
  Ratio of net investment income
   to average net assets .................        5.88%1          6.20%            6.17%1
  Ratio of expenses to average
   net assets before fee waivers .........        1.25%1          1.25%            1.33%1
  Ratio of net investment income
   to average net
   assets before fee waivers .............        5.48%1          5.80%            5.69%1
  Portfolio turnover rate ................           2%             94%             172%

1 ANNUALIZED.
2 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
3 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF A PREDECESSOR FUND THROUGH
  SEPTEMBER 6, 1996. THE PREDECESSOR FUND COMMENCED OPERATIONS ON AUGUST 10,
  1994.
  DURING 1996, THE PREDECESSOR FUND CHANGED ITS FISCAL YEAR-END FROM APRIL 30 TO MAY 31.
4 CLASS A COMMENCED OPERATIONS ON SEPTEMBER 11, 1996.
5 TOTAL RETURN EXCLUDES SALES CHARGE.
6 CLASS B SHARES COMMENCED OPERATIONS JANNUARY 6, 1998.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                          STATEMENT OF NET ASSETS
                          ARMADA INTERMEDIATE BOND FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
CORPORATE BONDS -- 40.0%
BANKS -- 1.3%
  First Maryland Bancorp
      7.200% ............  07/01/07       $2,500      $ 2,572
  Huntington National
      7.625% ............  01/15/03          500          516
  Northern Trust
      7.300% ............  09/15/06          500          507
  Society National
      7.250% ............  06/01/05          500          512
                                                      -------
                                                        4,107
                                                      -------
BUILDING & CONSTRUCTION -- 0.3%
  Halliburton
      5.625% ............  12/01/08        1,000          940
                                                      -------
CHEMICALS -- 2.9%
  Dow
      9.350% ............  03/15/02        1,000        1,022
  Lubrizol
      5.875% ............  12/01/08        4,000        3,715
  Monsanto (B)
      5.375% ............  12/01/01        4,500        4,408
                                                      -------
                                                        9,145
                                                      -------
COMPUTER SOFTWARE -- 2.6%
  Computer Associates
      6.250% ............  04/15/03        6,300        6,111
      6.375% ............  04/15/05        2,220        2,123
                                                      -------
                                                        8,234
                                                      -------
DRUGS & HEALTH CARE -- 0.2%
  Amgen
      6.210% ............  08/27/03          500          477
                                                      -------
FINANCIAL SERVICES -- 10.2%
  Associates
      7.250% ............  09/01/99          500          503
      5.750% ............  11/01/03        2,435        2,371
      7.700% ............  06/10/04          500          524
  Chrysler
      5.690% ............  11/15/01        3,200        3,176
  Commercial Credit
      6.500% ............  06/01/05          500          489
  Ford Motor Credit
      6.000% ............  01/14/03        4,550        4,499
  GMAC
      7.125% ............  05/01/03        5,000        5,119
  Goldman Sachs
      7.250% ............  10/01/05          500          509
      6.650% ............  05/15/09        5,120        5,056
  Ikon Capital
      6.730% ............  06/15/01        5,000        4,944

                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
CORPORATE BONDS -- CONTINUED
FINANCIAL SERVICES -- CONTINUED
  Prime Property Funding, Series II (B)
      6.800%               08/15/02       $5,000      $ 4,993
  US Leasing Capital
      6.625% ............  05/15/03          300          302
                                                      -------
                                                       32,485
                                                      -------
FOOD & BEVERAGE -- 1.0%
  Dean Foods
      6.625% ............  05/15/09        3,325        3,298
                                                      -------
GAS & NATURAL GAS -- 1.3%
  Northern Illinois
      6.450% ............  08/01/01        1,500        1,511
  Williams Companies
      6.200% ............  08/01/02        2,800        2,776
                                                      -------
                                                        4,287
                                                      -------
INSURANCE -- 1.0%
  Aetna Services
      6.750% ............  08/15/01          500          504
  Lincoln National
      7.625% ............  07/15/02          300          309
      6.500% ............  03/15/08        2,150        2,104
  Saint Paul
      6.170% ............  01/15/01          300          300
                                                      -------
                                                        3,217
                                                      -------
LEASING & RENTING -- 1.0%
  Comdisco
      6.000% ............  01/30/02        3,200        3,168
                                                      -------
LEISURE & RECREATIONAL PRODUCTS -- 1.0%
  Brunswick
      6.750% ............  12/15/06        3,150        3,048
                                                      -------
MACHINERY -- 0.6%
  Cummins Engine
      6.450% ............  03/01/05        2,100        2,016
                                                      -------
MEDICAL & MEDICAL SERVICES -- 0.9%
  Guidant
      6.150% ............  02/15/06        3,125        2,980
                                                      -------
MISCELLANEOUS CONSUMER SERVICES -- 1.6%
  Service Corporate, International
      6.375% ............  10/01/00        5,245        5,225
                                                      -------
PRINTING & PUBLISHING -- 1.1%
  Scholastic
      7.000% ............  12/15/03        3,600        3,659
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                          STATEMENT OF NET ASSETS
                          ARMADA INTERMEDIATE BOND FUND
MAY 31, 1999
                                           PAR          VALUE
                         MATURITY         (000)         (000)
                         --------         -----         -----
CORPORATE BONDS -- CONTINUED
REAL ESTATE INVESTMENT TRUSTS -- 5.6%
  AvalonBay Communities
      6.580% ............  02/15/04       $3,200      $  3,124
  EOP Operating
      6.625% ............  02/15/05        3,190         3,094
  Mack-Cali Realty
      7.000% ............  03/15/04        5,150         5,086
  New Plan Excel Realty Trust
      6.875% ............  10/15/04        3,670         3,647
  Simon Property Group
      6.750% ............  02/09/04        1,200         1,166
  Simon Property Group (B)
      6.625% ............  06/15/03        1,825         1,792
                                                      --------
                                                        17,909
                                                      --------
RENTAL SERVICES -- 1.5%
  Hertz
      7.000% ............  05/01/02        1,000         1,015
  Ryder System
      6.600% ............  11/15/05        4,000         3,900
                                                      --------
                                                         4,915
                                                      --------
TAXABLE MUNICIPAL OBLIGATION -- 0.1%
  Westview School (C)
      6.400% ............  09/01/05          200           196
                                                      --------
TELEPHONE & TELECOMMUNICATION -- 4.8%
  AT&T
      5.625% ............  03/15/04        4,085         3,983
  Cable & Wireless Communication
      6.625% ............  03/06/05        4,000         3,935
  Sprint Capital
      5.700% ............  11/15/03        7,600         7,344
                                                      --------
                                                        15,262
                                                      --------
TRUCKING -- 1.0%
  JB Hunt
      6.000% ............  12/12/00        3,200         3,172
                                                      --------
TOTAL CORPORATE BONDS
   (Cost $130,083) .............................       127,740
                                                      --------
ASSET BACKED SECURITIES -- 18.0%
  Amresco Securitized Net Interest Margin,
    Series 1999-1A, Cl A
      9.100%               09/27/29        4,192         4,140
  Arcardia Automobile Receivables Trust,
    Series 1997-C, Cl A4
      6.375%               01/15/03        7,310         7,400
  Case Equipment Loan Trust, Series
    1998-C, Cl A4
      5.610%               04/15/05        7,950         7,858

                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
ASSET BACKED SECURITIES -- CONTINUED
  Contimortgage Home Equity Loan Trust,
    Series 1998-2, Cl A6
      6.360% ............  11/15/19     $  3,575      $  3,540
  GE Capital Mortgage,
    Series 1997-HE4, Cl A4
      6.765% ............  04/25/15        5,290         5,334
    Series 1999-1, Cl A1
      6.500% ............  01/25/29        3,049         2,921
  IMC Home Equity Loan Trust, Series
    1997-7, Cl A5
      6.760% ............  10/20/20        4,220         4,251
  Oakwood Mortgage Investors, Series
    1997-D, Cl A3
      6.500% ............  02/15/28        5,000         5,032
  Pegasus Aviation Lease Securitization,
    Series 1999-1, Cl A1 (B)
      6.300% ............  03/25/29        2,536         2,498
  Residential Funding Mortgage Services,
    Series 1999-HI1, Cl A3
      6.310% ............  08/25/13        7,800         7,783
  The Money Store Home Equity Trust,
    Series 1993-C, Cl A3
      5.750% ............  10/15/22        3,980         3,902
  UCFC Manufactured Housing Contract,
    Series 1997-3, Cl A2
      6.360% ............  02/15/11        2,940         2,974
                                                      --------
TOTAL ASSET BACKED SECURITIES
   (Cost $57,942) ..............................        57,633
                                                      --------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 9.8%
  Chase Commercial Mortgage Securities,
    Series 1996-2, Cl A1
      6.700% ............  07/19/03        2,788         2,812
  Credit Suisse First Boston Mortgage
    Securities, Series 1997-C1, Cl A1C
      7.240% ............  01/01/29        3,000         3,040
  FHLMC Series T-8, Cl A5
      7.000% ............  06/15/15        2,970         2,988
  Housing Securities, Series 1994-I,
      Cl A15
      7.500% ............  03/25/09        3,556         3,619
  J.P. Morgan Commercial Mortgage
    Finance, Series 1997-C5 (A) (D)
      1.550% ............  09/15/29       45,657         3,442
  Merrill Lynch Mortgage Investors,
    Series 1996-C1, Cl A1
      7.150% ............  04/25/28        3,803         3,843
  Norwest Asset Securities, Series
    1998-18, Cl A4
      6.250% ............  08/25/28        6,380         5,955

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                          STATEMENT OF NET ASSETS
                          ARMADA INTERMEDIATE BOND FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- CONTINUED
  Prudential Home Mortgage Securities,
    Series 1996-7, Cl A4
      6.750% ............  06/25/11       $2,500      $  2,455
  Residential Funding Mortgage
     Security I Series 1999-S12, Cl A11
      6.500% ............  05/25/29        3,210         3,126
                                                       -------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
   (Cost $32,071) ..............................        31,280
                                                       -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.0%
FEDERAL HOME LOAN BANK -- 0.5%
      5.860% ............  08/03/01           95            95
      6.565% ............  01/10/03          500           503
      6.135% ............  12/23/04        1,000         1,002
                                                       -------
                                                         1,600
                                                       -------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.0%
  Pool # 16-0015
      8.250% ............  06/01/06           19            21
                                                       -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.5%
  MTN, Callable 04/14/00 @ 100
      7.060% ............  04/24/02        2,000         2,020
      7.340% ............  04/14/04        1,000         1,008
  Pool # 412232
      6.500% ............  01/01/28        4,056         3,974
  Pool # 437764
      6.500% ............  08/01/28        3,755         3,673
  Pool # 453931
      6.500% ............  11/01/28          589           577
                                                       -------
                                                        11,252
                                                       -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.0%
  Pool #154047
      9.000% ............  05/15/16           36            40
                                                       -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $13,069)                                       12,913
                                                       -------
U.S. TREASURY OBLIGATIONS -- 25.1%
  U.S. Treasury Notes
      5.750%# ...........  11/15/00       14,590        14,676
      6.250% ............  02/15/03        3,000         3,058
      5.750%# ...........  08/15/03       34,760        34,833
      6.125%# ...........  08/15/07       21,050        21,476
  U.S. Treasury Note TIPS
      3.625% ............  01/15/08        5,104         5,011
  U.S. Treasury Bond
      3.625%# ...........  04/15/28        1,019           974
                                                       -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $82,156) ..............................        80,028
                                                       -------

                                        NUMBER OF      VALUE
                                      SHARES (000)     (000)
                                      ------------     -----
CASH EQUIVALENT -- 2.1%
  Fidelity Domestic Money Market
    Fund ................                  6,530      $  6,530
                                                      --------
TOTAL CASH EQUIVALENT
   (Cost $6,530) ...............................         6,530
                                                      --------

TOTAL INVESTMENTS -- 99.0%
   (Cost $321,851) .............................       316,124
                                                      ========
OTHER ASSETS AND LIABILITIES,
   NET -- 1.0% .................................         3,082
                                                      --------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 30,149,270 outstanding shares
   of beneficial interest ......................       318,591
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 492,519 outstanding shares
   of beneficial interest ......................         5,457
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 68,038 outstanding shares of
   beneficial interest .........................           726
  Accumulated net realized gain on investments .           108
  Net unrealized depreciation on investments ...       (5,727)
  Undistributed net investment income ..........            51
                                                      --------
TOTAL NET ASSETS -- 100.0% .....................       319,206
                                                      ========

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $10.39
                                                      ========

NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................        $10.41
                                                      ========

MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($10.41 / 95.25%) ..........        $10.93
                                                      ========

NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ..................        $10.41
                                                      ========

-------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN.
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ONE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999.
(B) PRIVATE PLACEMENT SECURITY
(C) CERTIFICATE OF PARTICIPATION
(D) INTEREST ONLY SECURITY
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
MTN -- MEDIUM TERM NOTE
TIPS -- TREASURY INFLATED PROTECTED SECURITY

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         FINANCIAL HIGHLIGHTS
                         ARMADA INTERMEDIATE BOND FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            FOR THE YEAR ENDED MAY 31,

                                            ----------------------------------------------------------
                                                       1999                          1998
                                            ----------------------------  ----------------------------
                                            CLASS I   CLASS A   CLASS B   CLASS I   CLASS A   CLASS B3
                                            --------  --------  --------  --------  --------  --------
Net asset value, beginning
  of period ..............................  $  10.59  $  10.63  $  10.63  $  10.37  $  10.42  $  10.70
                                            --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income ..................      0.56      0.54      0.45      0.60      0.58      0.20
  Net gain/ (loss) on securities
   (realized and unrealized) .............     (0.14)    (0.16)    (0.15)     0.22      0.21     (0.07)
                                            --------  --------  --------  --------  --------  --------
    Total from investment
     operations ..........................      0.42      0.38      0.30      0.82      0.79      0.13
                                            --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .....................     (0.56)    (0.54)    (0.46)    (0.60)    (0.58)    (0.20)
  Distributions from net realized
   capital gains .........................     (0.06)    (0.06)    (0.06)    (0.00)    (0.00)    (0.00)
  Distributions in excess of
   net realized capital gains ............     (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
                                            --------  --------  --------  --------  --------  --------
    Total distributions ..................     (0.62)    (0.60)    (0.52)    (0.60)    (0.58)    (0.20)
                                            --------  --------  --------  --------  --------  --------
  Net asset value, end of period .........  $  10.39  $  10.41  $  10.41  $  10.59  $  10.63  $  10.63
                                            ========  ========  ========  ========  ========  ========
TOTAL RETURN                                    3.98%     3.54%1    2.83%     8.09%     7.71%1    7.39%1,2
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's) .....................  $313,368  $  5,129  $    709  $166,710  $  3,288  $      2
  Ratio of expenses to average
   net assets ............................      0.61%     0.86%     1.57%     0.65%     0.91%     1.60%2
  Ratio of net investment income
   to average net assets .................      5.21%     4.96%     4.25%     5.71%     5.48%     3.38%2
  Ratio of expenses to average
   net assets before
   fee waivers ...........................      0.75%     1.00%     1.71%     0.80%     1.06%     1.49%2
  Ratio of net investment income
   to average net assets
   before fee waivers ....................      5.07%     4.82%     4.11%     5.56%     5.33%     3.49%2
  Portfolio turnover rate ................       256%     256%       256%      160%      160%      160%


                                                            FOR THE YEAR ENDED MAY 31,

                                            ---------------------------------------------------------------
                                                   1997                   1996                  1995
                                            ------------------    -------------------   -------------------
                                            CLASS I   CLASS A     CLASS I    CLASS A    CLASS I    CLASS A
                                            --------  --------    --------   --------   --------   --------
Net asset value, beginning
  of period ..............................  $  10.30  $  10.35    $  10.54   $  10.60   $  10.24   $  10.30
                                            --------  --------    --------   --------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income ..................      0.60      0.57        0.61       0.59       0.63       0.61
  Net gain/ (loss) on securities
   (realized and unrealized) .............      0.07      0.07       (0.22)     (0.23)      0.30       0.30
                                            --------  --------    --------   --------   --------   --------
    Total from investment
     operations ..........................      0.67      0.64        0.39       0.36       0.93       0.91
                                            --------  --------    --------   --------   --------   --------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .....................     (0.60)    (0.57)      (0.61)     (0.59)     (0.63)     (0.61)
  Distributions from net realized
   capital gains .........................     (0.00)    (0.00)      (0.00)     (0.00)     (0.00)     (0.00)
  Distributions in excess of
   net realized capital gains ............     (0.00)    (0.00)      (0.02)     (0.02)     (0.00)     (0.00)
                                            --------  --------    --------   --------   --------   --------
    Total distributions ..................     (0.60)    (0.57)      (0.63)     (0.61)     (0.63)     (0.61)
                                            --------  --------    --------   --------   --------   --------
  Net asset value, end of period .........  $  10.37  $  10.42    $  10.30   $  10.35   $  10.54   $  10.60
                                            ========  ========    ========   ========   ========   ========
TOTAL RETURN                                    6.63%     6.36%1      3.79%      3.44%1     9.55%      9.26%1
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's) .....................  $121,271  $  3,720    $111,240   $  6,216   $ 88,047   $  5,527
  Ratio of expenses to average
   net assets ............................      0.70%     0.96%       0.80%      1.04%      0.85%      1.09%
  Ratio of net investment income
   to average net assets .................      5.76%     5.52%       5.78%      5.50%      6.24%      5.95%
  Ratio of expenses to average
   net assets before
   fee waivers ...........................      0.79%     1.05%       0.82%      1.06%      0.86%      1.10%
  Ratio of net investment income
   to average net assets
   before fee waivers ....................      5.66%     5.44%       5.76%    5.48%        6.23%      5.94%
  Portfolio turnover rate ................       217%      217%         45%      45%          42%        42%

1  TOTAL RETURN EXCLUDES SALES CHARGE.
2  ANNUALIZED.
3  CLASS B SHARES COMMENCED OPERATIONS JANUARY 6, 1998.


                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                             STATEMENT OF NET ASSET
                             ARMADA GNMA FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 80.1%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.7%
  Pool # 397814
      6.500% ............  12/01/12       $1,535      $ 1,531
  Pool # 408074
      6.500% ............  12/01/12          139          139
  Pool # 417392
      6.500% ............  02/01/28          950          931
                                                      -------
                                                        2,601
                                                      -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 77.4%
  Pool # 5147
      7.250% ............  11/15/04          109          112
  Pool # 90069
      9.000% ............  05/15/09           53           57
  Pool # 90223
      9.000% ............  05/15/09           62           66
  Pool # 90250
      9.000% ............  05/15/09           67           72
  Pool # 90332
      9.000% ............  05/15/09           31           33
  Pool # 90626
      9.000% ............  05/15/09           53           57
  Pool # 90923
      9.000% ............  05/15/09           97          104
  Pool # 90337
      9.000% ............  06/15/09           46           50
  Pool # 419305
      7.000% ............  12/15/10        1,225        1,255
  Pool # 780807
      7.000% ............  06/15/11        1,971        2,021
  Pool # 162246
      9.000% ............  06/15/16           27           30
  Pool # 608
      9.000% ............  08/20/16          867          925
  Pool # 200669
      8.500% ............  01/15/17          115          123
  Pool # 183426
      8.500% ............  02/15/17           67           72
  Pool # 206979
      8.500% ............  02/15/17           46           50
  Pool # 203154
      8.500% ............  03/15/17           63           67
  Pool # 212306
      8.500% ............  03/15/17           61           65
  Pool # 210565
      8.000% ............  03/15/17           12           13
  Pool # 202955
      8.500% ............  04/15/17           81           87
  Pool # 228869
      8.500% ............  04/15/17          808          861
  Pool # 208540
      8.000% ............  04/15/17           56           59

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
  Pool # 209632
      9.000% ............  05/15/17        $  49        $  54
  Pool # 216632
      8.500% ............  05/15/17           40           43
  Pool # 199649
      8.000% ............  05/15/17           27           29
  Pool # 202671
      8.000% ............  05/15/17           18           19
  Pool # 220950
      9.000% ............  06/15/17          292          315
  Pool # 213458
      8.000% ............  07/15/17           39           42
  Pool # 231935
      9.000% ............  08/15/17          118          128
  Pool # 780048
      8.500% ............  11/15/17          263          278
  Pool # 289354
      9.000% ............  07/15/20          158          170
  Pool # 301286
      8.500% ............  04/15/21          160          171
  Pool # 302597
      8.500% ............  05/15/21           18           19
  Pool # 300698
      9.000% ............  06/15/21          243          262
  Pool # 248132
      8.500% ............  06/15/21          112          120
  Pool # 312919
      8.500% ............  11/15/21          333          355
  Pool # 314292
      8.500% ............  11/15/21          134          143
  Pool # 316989
      8.500% ............  12/15/21           82           88
  Pool # 303772
      8.500% ............  02/15/22          119          128
  Pool # 327085
      7.500% ............  05/15/22           21           22
  Pool # 333977
      7.500% ............  09/15/22           43           45
  Pool # 334116
      7.500% ............  10/15/22          197          204
  Pool # 336541
      7.500% ............  10/15/22           38           40
  Pool # 320229
      7.500% ............  12/15/22          171          177
  Pool # 340419
      8.500% ............  02/15/23        2,032        2,162
  Pool # 340307
      7.500% ............  02/15/23          181          188
  Pool # 329620
      7.500% ............  04/15/23        2,351        2,423

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                             STATEMENT OF NET ASSET
                             ARMADA GNMA FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
  Pool # 348778
      7.500% ............  04/15/23        $ 245      $   253
  Pool # 352189
      7.500% ............  04/15/23           14           15
  Pool # 352217
      7.500% ............  04/15/23        3,998        4,122
  Pool # 340792
      7.500% ............  05/15/23           19           20
  Pool # 354106
      7.500% ............  05/15/23           31           32
  Pool # 338766
      7.500% ............  06/15/23          242          250
  Pool # 266878
      7.500% ............  07/15/23          340          350
  Pool # 352143
      7.500% ............  07/15/23           18           19
  Pool # 352144
      7.500% ............  07/15/23          227          234
  Pool # 353185
      7.500% ............  07/15/23        2,941        3,011
  Pool # 359600
      7.500% ............  07/15/23           61           63
  Pool # 364258
      7.500% ............  07/15/23          107          111
  Pool # 352724
      7.500% ............  08/15/23          120          124
  Pool # 357235
      7.500% ............  10/15/23          461          475
  Pool # 358845
      7.500% ............  10/15/23          147          152
  Pool # 362619
      7.500% ............  10/15/23          313          322
  Pool # 370019
      7.500% ............  10/15/23          100          103
  Pool # 358308
      7.500% ............  01/15/24          243          251
  Pool # 374876
      7.500% ............  01/15/24          215          221
  Pool # 369696
      7.500% ............  02/15/24          155          160
  Pool # 384077
      8.000% ............  04/15/24          498          521
  Pool # 385654
      8.000% ............  04/15/24          584          611
  Pool # 388741
      7.500% ............  04/15/24          171          177
  Pool # 353023
      7.500% ............  06/15/24          207          213
  Pool # 371816
      7.500% ............  06/15/24           92           95

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
  Pool # 780029
      9.000% ............  11/15/24       $1,639      $ 1,771
  Pool # 412760
      8.750% ............  06/15/25          229          245
  Pool # 428443
      7.500% ............  05/15/26        2,071        2,127
  Pool # 412663
      8.000% ............  09/15/26        2,576        2,688
  Pool # 780618
      8.000% ............  08/15/27        1,468        1,528
  Pool # 451898
      7.500% ............  10/15/27        2,542        2,608
  Pool # 427794
      7.000% ............  01/15/28        5,459        5,476
  Pool # 478016
      6.500% ............  06/15/28        1,457        1,424
  Pool # 433881
      6.500% ............  07/15/28          315          308
  Pool # 450934
      6.500% ............  07/15/28          626          612
  Pool # 466002
      6.500% ............  07/15/28          689          673
  Pool # 476113
      6.500% ............  07/15/28        2,028        1,981
  Pool # 480411
      6.500% ............  07/15/28          636          621
  Pool # 480412
      6.500% ............  07/15/28          568          555
  Pool # 480451
      6.500% ............  07/15/28        2,263        2,210
  Pool # 462641
      6.000% ............  07/15/28        2,951        2,801
  Pool # 486468
      7.000% ............  08/15/28        3,685        3,696
  Pool # 465549
      6.500% ............  08/15/28        1,573        1,537
  Pool # 446699
      6.000% ............  08/15/28        1,487        1,411
  Pool # 2673
      6.500% ............  11/20/28        3,504        3,407
  Pool # 469795
      7.000% ............  12/15/28        2,947        2,954
  Pool # 495838
      7.000% ............  01/15/29        2,987        2,994
  Pool # 483887
      6.000% ............  01/15/29        2,013        1,911
  Pool # 501561
      6.500% ............  03/15/29        2,497        2,439
  Pool # 472946
      6.500% ............  05/15/29        2,500        2,441
                                                      -------
                                                       76,127
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                             STATEMENT OF NET ASSET
                             ARMADA GNMA FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $78,871) ..............................      $78,728
                                                      -------
ASSET BACKED SECURITIES -- 7.0%
  BA Mortgage Securities, Series 1997-2,
     Cl A6
      7.250% ............  10/25/27      $ 2,148        2,166
  GE Capital Mortgage, Series 1999-1,
    Cl A1
      6.500% ............  01/25/29          996          955
  Residential Funding Mortgage Securities
    I, Series 1992-S31, Cl A5
      7.500% ............  09/25/07        2,390        2,426
  The Money Store Home Equity Trust,
    Series 1998-A, Cl AV (A)
      5.100% ............  06/15/29        1,349        1,348
                                                      -------
TOTAL ASSET BACKED SECURITIES
   (Cost $6,961) ...............................        6,895
                                                      -------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 4.8%
  Credit Suisse First Boston Mortgage
    Securities, Series 1997-C1, Cl A1C
      7.240% ............  01/01/29        1,100        1,115
  J.P. Morgan Commercial Mortgage
    Finance, Series 1997-C5 (A) (B)
      1.550% ............  09/15/29       25,257        1,904
  Morgan Stanley Capital I, Series
    1999-RM1, Cl A2
      6.710% ............  12/15/31        1,000          999
  Residential Funding Mortgage
    Securities I, Series 1998-S13,
    Cl A21
      6.750% ............  06/25/28          730          711
                                                      -------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $5,246) ...............................        4,729
                                                      -------
U.S. TREASURY OBLIGATION -- 4.1%
  U.S. Treasury Note
      5.750% ............  08/15/03        4,000        4,008
                                                      -------
TOTAL U.S. TREASURY OBLIGATION
   (Cost $4,048) ...............................        4,008
                                                      -------

[ARROW GRAPHIC OMITTED]
                             STATEMENT OF NET ASSETS
                             ARMADA GNMA FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
CASH EQUIVALENT -- 3.5%
  Goldman Sachs Financial Square
    Government Money Market Fund           3,472      $ 3,472
                                                      -------
TOTAL CASH EQUIVALENT
   (Cost $3,472) ...............................        3,472
                                                      -------
TOTAL INVESTMENTS -- 99.5%
   (Cost $98,598) ..............................      $97,832
                                                      =======

OTHER ASSETS AND LIABILITIES,
   NET -- 0.5% .................................          473
                                                      -------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
    authorization -- no par value) based
    on 9,585,582 outstanding shares of
    beneficial interest ........................       97,537
  Portfolio Shares of Class A (unlimited
    authorization -- no par value) based
    on 148,223 outstanding shares of
    beneficial interest ........................        1,530
  Accumulated net realized loss on investments .           (5)
  Net unrealized depreciation on investments ...         (766)
  Undistributed net investment income ..........            9
                                                      -------
TOTAL NET ASSETS -- 100.0% .....................      $98,305
                                                      =======

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................       $10.10
                                                      =======

NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................       $10.10
                                                      =======

MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($10.10 / 95.25%) ..........       $10.60
                                                      =======



--------
CL -- CLASS

(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999.
(B) INTEREST ONLY SECURITY
                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                              FINANCIAL HIGHLIGHTS
                              ARMADA GNMA FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                FOR THE YEAR ENDED MAY 31,
                                                 ----------------------------------------------------------
                                                        1999                1998                1997
                                                 ----------------------------------------------------------
                                                 CLASS I   CLASS A   CLASS I   CLASS A   CLASS I3  CLASS A4
                                                 ------------------  --------  --------  --------  --------
Net asset value, beginning of period .........   $  10.36  $  10.36  $  10.15  $  10.15  $  10.03  $  10.02
                                                 --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ......................       0.61      0.59      0.61      0.58      0.65      0.45
  Net gain/(loss) on securities
   (realized and unrealized) .................      (0.20)    (0.20)     0.31      0.31      0.22      0.23
                                                 --------  --------  --------  --------  --------  --------
   Total from investment operations ..........       0.41      0.39      0.92      0.89      0.87      0.68
                                                 --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Dividends from net investment income .......      (0.60)    (0.58)    (0.61)    (0.58)    (0.65)    (0.45)
  Dividends from net realized capital gains ..      (0.07)    (0.07)    (0.10)    (0.10)    (0.01)    (0.01)
  Distributions in excess of net
   realized capital gains ....................      (0.00)    (0.00)    (0.00)    (0.00)    (0.09)    (0.09)
                                                 --------  --------  --------  --------  --------  --------
   Total distributions .......................      (0.67)    (0.65)    (0.71)    (0.68)    (0.75)    (0.55)
                                                 --------  --------  --------  --------  --------  --------
Net asset value, end of period ...............   $  10.10  $  10.10  $  10.36    $10.36  $  10.15    $10.15
                                                 ========  ========  ========  ========  ========  ========
TOTAL RETURN .................................       4.02%     3.75%5    9.17%     8.90%5    9.03%     8.83%1,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......   $ 96,808  $  1,497   $83,624  $    549    $64,501 $    128
  Ratio of expenses to average net assets ....       0.78%     1.03%     0.84%     1.09%     0.86%     1.12%1
  Ratio of net investment income to average
   net assets ................................       5.92%     5.67%     5.83%     5.54%     6.45%     6.17%1
  Ratio of expenses to average net assets
   before fee waivers ........................       0.78%     1.03%     0.84%     1.09%     1.01%     1.12%1
  Ratio of net investment income to average
   net assets before fee waivers .............        5.9%     5.67%     5.83%     5.54%     6.30%     6.17%1
  Portfolio turnover rate ....................         85%       85%      291%      291%       57%       57%




                                                     FOR THE           FOR THE          FOR THE
                                                   PERIOD ENDED        YEAR ENDED      PERIOD ENDED
                                                   MAY 31, 19963     APRIL 30, 19963  APRIL 30, 19953
                                                   ------------      --------------   --------------
Net asset value, beginning of period .........       $  10.12           $  10.16         $  10.00
                                                     --------           --------         --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ......................           0.05               0.66             0.48
  Net gain/(loss) on securities
   (realized and unrealized) .................          (0.09)              0.14             0.16
                                                     --------           --------         --------
   Total from investment operations ..........          (0.04)              0.80             0.64
                                                     --------           --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income .......          (0.05)             (0.66)           (0.48)
  Dividends from net realized capital gains ..          (0.00)             (0.18)           (0.00)
  Distributions in excess of net
   realized capital gains ....................          (0.00)             (0.00)           (0.00)
                                                     --------           --------         --------
   Total distributions .......................          (0.05)             (0.84)           (0.48)
                                                     --------           --------         --------
Net asset value, end of period ...............       $  10.03           $  10.12         $  10.16
                                                     ========           ========         ========
TOTAL RETURN .................................          (0.35)%2,5          7.97%5           6.61%2,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......       $ 60,532           $ 62,161         $ 42,212
  Ratio of expenses to average net assets ....           0.85%1             0.85%            0.85%1
  Ratio of net investment income to average
   net assets ................................           6.33%1             6.30%            6.68%1
  Ratio of expenses to average net assets
   before fee waivers ........................           1.28%1             1.29%            1.40%1
  Ratio of net investment income to average
   net assets before fee waivers .............           5.90%1             5.86%            6.13%1
  Portfolio turnover rate ....................              1%               149%             226%

1 ANNUALIZED.
2 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
3 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF THE PREDECESSOR FUND
  THROUGH SEPTEMBER 6, 1996. THE PREDECESSOR FUND COMMENCED OPERATIONS ON AUGUST 10, 1994. DURING 1996, THE PREDECESSOR FUND CHANGED ITS FISCAL YEAR-END FROM APRIL 30 TO MAY 31.
4 CLASS A COMMENCED OPERATIONS ON SEPTEMBER 11, 1996.
5 TOTAL RETURN EXCLUDES SALES CHARGE.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                           STATEMENT OF NET ASSETS
                           ARMADA ENHANCED INCOME FUND
MAY 31, 1999

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
CORPORATE BONDS -- 34.1%
BANKS -- 2.0%
  First Union
      8.125% ............  06/24/02       $1,400      $ 1,467
                                                      -------
BEAUTY PRODUCTS -- 2.4%
  Dial del Note
      6.625% ............  06/15/03        1,800        1,782
                                                      -------
COMPUTER SOFTWARE -- 1.4%
  Computer Associates
      6.250% ............  04/15/03        1,025          994
                                                      -------
CONSULTING SERVICES -- 1.5%
  CSC Enterprises
      6.500% ............  11/15/01        1,100        1,104
                                                      -------
DEFENSE -- 1.5%
  Raytheon
      5.950% ............  03/15/01        1,100        1,097
                                                      -------
ENVIRONMENTAL SERVICES -- 2.3%
  Browning Ferris
      6.080% ............  01/18/00        1,700        1,685
                                                      -------
EURO BOND -- 2.5%
  Hydro Quebec (A)
      5.375% ............  07/31/02        1,850        1,850
                                                      -------
FINANCIAL SERVICES -- 4.1%
  Case Credit
      6.120% ............  08/01/01        1,000          996
  Ford Motor Credit
      6.550% ............  09/10/02        1,000        1,008
  Prime Property Funding, Series II (B)
      6.800% ............  08/15/02        1,000          969
                                                      -------
                                                        2,973
                                                      -------
GAS & NATURAL GAS -- 1.6%
  Enserch
      7.000% ............  08/15/99        1,150        1,153
                                                      -------
INDUSTRIAL -- 1.1%
  Monsanto-Esop
      7.090% ............  12/15/00          780          788
                                                      -------
LEASING & RENTING -- 4.2%
  Comdisco
      6.000% ............  01/30/02        2,000        1,978
  Trans Ocean Container,
    Callable 07/1/99 @ 106.15
     12.250% ............  07/01/04        1,000        1,090
                                                      -------
                                                        3,068
                                                      -------
PAPER & PAPER PRODUCTS -- 2.2%
  Champion International
      9.700% ............  05/01/01        1,500        1,583
                                                      -------
REAL ESTATE -- 1.4%
  Weingarten Realty
      6.000% ............  08/10/01        1,000          996
                                                      -------

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
CORPORATE BONDS --CONTINUED
RETAIL STORES -- 1.4%
  Sears, MTN
      9.750% ............  03/21/00       $1,000      $ 1,031
                                                      -------
TELEPHONE & TELECOMMUNICATION -- 2.1%
  Cable & Wireless
      6.375% ............  03/06/03        1,575        1,555
                                                      -------
TRUCKING -- 2.4%
  JB Hunt
      6.000% ............  12/12/00        1,750        1,735
                                                      -------
TOTAL CORPORATE BONDS
   (Cost $25,066) ..............................       24,861
                                                      -------
ASSET BACKED SECURITIES -- 33.1%
  AESOP Funding, Series 1997-1, Cl A1
      6.220% ............  10/20/01          915          916
  Capital Equipment, Series 1997-1,
    Cl A4
      6.190% ............  02/15/02        2,855        2,871
  Citibank Credit Card Master Trust,
    Series 1996-1, Cl A
      6.300% ............  02/07/03        1,260        1,144
  Copelco Capital Funding, Series
    1997-A, Cl A4
      6.470% ............  04/20/05        2,490        2,503
  Discover Card, Series 1998-4A, Cl A
      5.750% ............  10/16/03        1,060        1,045
  Empire Funding, Series 1999-1, Cl A3
      6.440%               04/25/13        1,500        1,494
  GE Capital Mortgage, Series 1997-HE4,
    Cl A4
      6.765% ............  04/25/15        1,240        1,250
  Metlife Capital Equipment Loan Trust,
    Series 1997-A, Cl A
      6.850% ............  05/20/08          910          924
  Navistar Series 1997-B, Cl A
      6.300% ............  08/15/04        4,060        4,086
  Pegasus Aviation Lease Securitization,
    Series 1999-1, Cl A1 (B)
      6.300% ............  03/25/29        1,463        1,441
  PNC Student Loan Trust I, Series
    1997-2, Cl A4
      6.446% ............  01/25/02          915          921
  Sears Credit Account Master Trust, Series
    1996-4, Cl A
      6.450% ............  10/16/06          790          788
  Westo, Series 1999-A, Cl A4
      5.700% ............  11/20/03        2,750        2,741
  World Omni Automobile Lease Securitization
    Trust, Series 1997-A, Cl A3
      6.850% ............  06/25/03          594          604

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                           STATEMENT OF NET ASSETS
                           ARMADA ENHANCED INCOME FUND
MAY 31, 1999

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
ASSET BACKED SECURITIES -- CONTINUED
World Omni Automobile Lease Securitization Trust,
Series 1997,  Cl A3 (B)
      5.962% ............  08/14/01       $1,410      $ 1,405
                                                      -------
TOTAL ASSET BACKED SECURITIES
   (Cost $24,156) ..............................       24,133
                                                      -------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.5%
  Evans Withycombe, Series 1, Cl A
      7.980% ............  08/01/01        1,395        1,457
  Federal National Mortgage Association
    Series 1997-26, Cl E
      5.000% ............  11/18/20        1,696        1,678
    Series 1999-W4, Cl A
      6.250% ............  10/25/08        2,494        2,485
  Merrill Lynch Mortgage Investors,
    Series 1996-C1, Cl A1
      7.150% ............  04/25/28        1,288        1,302
    Series 1998-GN1, Cl A1
      7.110% ............  08/25/27           23           24
                                                      -------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $6,951) ...............................        6,946
                                                      -------
MORTGAGE-BACKED SECURITIES -- 10.0%
  Champion Home Equity Loan, Series 1998-1,
    Cl A2
      8.120% ............  09/25/01        6,000        1,000
  Countrywide Home Loans, Series 1997-8,
    Cl A2
      6.750% ............  01/25/28        2,910        2,912
  Oakwood Mortgage,Series 1997-B,
    Cl B
      6.950% ............  08/15/27        2,000        2,013
  Residential Asset Securitization Trust,
    Series 1997-A1, Cl A1
      7.000% ............  03/25/27        1,339        1,341
                                                      -------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $7,366) ...............................        7,266
                                                      -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.7%
  Federal National Mortgage Association
Pool #426798 7.500% .....  07/01/08        1,643        1,692
  Small Business Administration
Pool #503115 8.975% .....  04/25/09          272          289
                                                      -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $1,983) ...............................        1,981
                                                      -------

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
U.S. TREASURY OBLIGATIONS -- 9.1%
U.S. TREASURY NOTES -- 9.1%
      5.750%#              11/15/00       $2,560      $ 2,575
      5.750%#              08/15/03        4,000        4,009
                                                      -------
                                                        6,584
                                                      -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $6,715) ...............................        6,584
                                                      -------
CASH EQUIVALENT -- 2.1%
  Fidelity Domestic Money Market
    Fund ................                  1,519        1,519
                                                      -------
TOTAL CASH EQUIVALENT
   (Cost $1,519) ...............................        1,519
                                                      -------

TOTAL INVESTMENTS -- 100.6%
   (Cost $73,756) ..............................      $73,290
                                                      =======

OTHER ASSETS AND LIABILITIES,
   NET -- (0.6%) ...............................         (449)
                                                      -------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization no par value)
   based on 7,261,308 outstanding shares
   of beneficial interest                              72,877
  Portfolio Shares of Class A
   (unlimited authorization no par value)
   based on 55,120 outstanding shares of
   beneficial interest                                    563
  Accumulated net realized loss on investments           (118)
  Net unrealized depreciation on investments             (466)
  Distributions in excess of net investment income        (15)
                                                      -------
TOTAL NET ASSETS -- 100.0% .....................      $72,841
                                                      =======

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $9.96
                                                      =======

NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................        $9.99
                                                      =======

MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($9.99 / 97.25%) ...........       $10.27
                                                      =======
----------
# SECURITY FULLY OR PARTIALLY ON LOAN.
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999.
(B) PRIVATE PLACEMENT SECURITY
CL -- CLASS
MTN -- MEDIUM TERM NOTE

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                              FINANCIAL HIGHLIGHTS
                           ARMADA ENHANCED INCOME FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       FOR THE YEAR ENDED MAY 31,
                                            ------------------------------------------------------------------------------
                                                   1999                1998                1997                1996
                                            ------------------  ------------------  ------------------  ------------------
                                            CLASS I   CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS I   CLASS A
                                            --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, beginning of period .....  $  10.06  $  10.08  $   9.99  $  10.00  $  10.01  $  10.02  $  10.16  $  10.18
                                            --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..................      0.56      0.56      0.57      0.57      0.58      0.57      0.58      0.56
  Net gain/ (loss) on securities
    (realized and unrealized) ............     (0.05)    (0.05)     0.08      0.09      0.01      0.01     (0.05)    (0.05)
                                            --------  --------  --------  --------  --------  --------  --------  --------
    Total from investment operations .....      0.51      0.51      0.65      0.66      0.59      0.58      0.53      0.51
                                            --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Dividends from net investment income ...     (0.56)    (0.55)    (0.57)    (0.57)    (0.58)    (0.57)    (0.58)    (0.56)
  Dividends in excess of net
    investment income ....................      0.00      0.00     (0.00)    (0.00)    (0.00)    (0.00)    (0.10)    (0.11)
  Distributions from net realized
    capital gains ........................     (0.05)    (0.05)    (0.01)    (0.01)    (0.03)    (0.03)    (0.00)    (0.00)
                                            --------  --------  --------  --------  --------  --------  --------  --------
    Total distributions ..................     (0.61)    (0.60)    (0.58)    (0.58)    (0.61)    (0.60)    (0.68)    (0.67)
                                            --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of period ...........  $   9.96  $   9.99  $  10.06  $  10.08  $   9.99   $ 10.00  $  10.01  $  10.02
                                            ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN .............................      5.14%     4.94%3    6.68%     6.68%3    6.02%     5.91%3    5.36%     5.13%3
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...  $ 72,291  $    550  $ 71,888  $    559  $ 61,031  $  2,051  $ 66,918  $  1,718
  Ratio of expenses to average net assets       0.43%     0.53%     0.33%     0.41%     0.21%     0.31%     0.23%     0.33%
  Ratio of net investment income to
    average net assets ...................      5.49%     5.39%     5.69%     5.65%     5.74%     5.63%     5.72%     5.55%
  Ratio of expenses to average net assets
    before fee waivers ...................      0.65%     0.75%     0.69%     0.80%     0.66%     0.75%     0.70%     0.80%
  Ratio of net investment income to
    average net assets before fee waivers       5.27%     5.17%     5.33%     5.26%     5.29%     5.18%     5.25%     5.08%
  Portfolio turnover rate ................       190%      190%      135%      135%      225%      225%       98%       98%



                                               FOR THE PERIOD
                                             ENDED MAY 31, 1995
                                            ---------------------
                                            CLASS I1     CLASS A1
                                            --------     --------
Net asset value, beginning of period .....  $  10.00     $  10.10
                                            --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..................      0.515        0.435
  Net gain/ (loss) on securities
    (realized and unrealized) ............      0.06         0.06
                                            --------     --------
    Total from investment operations .....      0.57         0.49
                                            --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment income ...     (0.41)       (0.41)
  Dividends in excess of net
    investment income ....................     (0.00)       (0.00)
  Distributions from net realized
    capital gains ........................     (0.00)       (0.00)
                                            --------     --------
    Total distributions ..................     (0.41)       (0.41)
                                            --------     --------
Net asset value, end of period ...........  $  10.16     $  10.18
                                            ========     ========
TOTAL RETURN .............................      6.54%2,4     6.84%2,3,4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...  $ 60,467     $  2,547
  Ratio of expenses to average net assets       0.21%2       0.32%2
  Ratio of net investment income to
    average net assets ...................      5.70%2       5.89%2
  Ratio of expenses to average net assets
    before fee waivers ...................      0.71%2       0.79%2
  Ratio of net investment income to
    average net assets before fee waivers       5.20%2       5.42%2
  Portfolio turnover rate ................        36%          36%

1  CLASS I AND CLASS A COMMENCED OPERATIONS ON JULY 7,  1994 AND
   SEPTEMBER 9, 1994, RESPECTIVELY.
2  ANNUALIZED.
3 TOTAL RETURN EXCLUDES SALES CHARGE.
4 TOTAL RETURNS HAVE BEEN ANNUALIZED BASED UPON THE PERIOD FROM EACH CLASS'
  COMMENCEMENT DATE THROUGH MAY 31, 1995. GROSS TOTAL RETURNS OF THE CLASS I AND CLASS A FOR THE PERIOD WERE 5.87% AND 4.92%, RESPECTIVELY.
5 CALCULATION BASED UPON AVERAGE SHARES OUTSTANDING.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                           STATEMENT OF NET ASSETS
                           ARMADA OHIO TAX EXEMPT FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
MUNICIPAL BONDS -- 97.9%
OHIO -- 97.5%
  Akron (GO)
     10.500% ............  12/01/99       $  100       $  104
      6.000% ............  12/01/12        1,000        1,101
  Akron, Economic Development
    (RB) (MBIA)
      5.750% ............  12/01/09        1,680        1,835
      6.000% ............  12/01/12          935        1,045
  Akron, Sewer System (RB)
    (MBIA)
      5.650% ............  12/01/08          560          605
    (FGIC)
      5.500% ............  12/01/11        1,035        1,106
  Akron Waterworks (RB)
    (FGIC)
      5.150% ............  03/01/01          500          512
    (MBIA)
      4.900% ............  03/01/08        1,500        1,541
  Allen County (GO) (AMBAC)
      4.950% ............  12/01/04          500          520
  Ashland City School District (GO)
      4.950% ............  12/01/07          345          358
    (AMBAC)
      5.000% ............  12/01/08          250          260
      5.100% ............  12/01/09          245          254
  Avon Local School District (GO)
    (AMBAC)
      5.800% ............  12/01/12        1,000        1,077
  Bay Village City School District,
    Prerefunded 12/01/00 @ 102 (GO)
      7.350% ............  12/01/11          200          215
  Beavercreek Local School District
    (GO) (FGIA)
      5.250% ............  12/01/07        1,130        1,195
  Berea (GO)
      7.000% ............  12/01/99          400          408
  Big Walnut Local School District
    (AMBAC)
      6.900% ............  06/01/00          235          243
      7.000% ............  06/01/01          220          234
  Bowling Green City School District,
    Prerefunded 12/01/99 @ 102 (GO)
      7.000% ............  12/01/02          260          270
  Brown County (GO) (AMBAC)
      5.200% ............  12/01/04          455          479
  Butler County, Sewer System (RB)
    (AMBAC) Pre-Refunded 12/01/02 @101
      6.000% ............  12/01/04          500          539

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
MUNICIPAL BONDS -- CONTINUED
  Butler County, Sewer System (RB) (AMBAC)
      4.600% ............  12/01/09       $1,540       $1,542
      4.600% ............  12/01/10        1,520        1,507
  Butler County, Transportation (RB) (FSA)
      5.500% ............  04/01/09        1,150        1,225
  Celina City School District (GO) (FGIC)
      5.250% ............  12/01/20        1,750        1,750
  Centerville (GO) (MBIA)
      5.650% ............  12/01/18          500          528
  Centerville City School District
    (GO) (FGIC)
      5.500% ............  12/01/07          500          537
  Cincinnati (GO)
      5.375% ............  12/01/99          250          253
  Clermont County, Hospital Facility,
    Mercy Healthcare, Prerefunded
    09/01/99 @ 102 (RB) (AMBAC)
      7.500% ............  09/01/19          770          793
  Clermont County, Waterworks (RB)
    (AMBAC)
      5.300% ............  12/01/05          500          531
  Cleveland Heights (GO)
      5.400% ............  12/01/00          900          926
  Cleveland Ohio, Cap Appreciation (RB) (B)
      0.000% ............  12/01/07          810          554
      0.000% ............  12/01/09          825          505
      0.000% ............  12/01/10          815          470
      0.000% ............  12/01/13          815          358
      0.000% ............  12/01/18          820          269
      0.000% ............  12/01/19          815          253
  Cleveland, Regional Sewer District Water,
    Prerefunded 05/15/04 @ 100 (RB)
      6.750% ............  04/01/07          600          670
  Cleveland, Waterworks, Prerefunded
    01/01/02 @ 102 (RB) (AMBAC) Cl A
      6.500% ............  01/01/21        1,000        1,082
    (MBIA)
      5.400% ............  01/01/06          500          531
  Columbus (GO)
      5.250% ............  05/01/02        1,000        1,040
      5.300% ............  05/01/03        1,000        1,050
      5.250% ............  05/15/08        1,000        1,061
  Columbus City, School District,
    Prerefunded 12/01/99 @ 102 (GO)
    (AMBAC)
      6.950% ............  12/01/02          100          104
      7.050% ............  12/01/08          500          519

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                           STATEMENT OF NET ASSETS
                           ARMADA OHIO TAX EXEMPT FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
MUNICIPAL BONDS -- CONTINUED
  Columbus City, School District,
Prerefunded 12/01/00 @ 102 (GO)
    (FGIC)
      7.000% ............  12/01/11       $  100       $  107
    Prerefunded 12/01/02 @ 102 (GO)
    (FGIC)
      6.650% ............  12/01/12          900          998
  Columbus, Sewer (RB)
      6.200% ............  06/01/04        1,500        1,620
  Columbus, Water System (RB)
      6.000% ............  11/01/02          330          353
  Columbus, Water System (GO)
      5.800% ............  02/15/01          500          517
  Cuyahoga County (GO)
      5.650% ............  05/15/18          600          637
  Cuyahoga County, Hospital, Cleveland
    Clinic Foundation (RB)
      6.000% ............  11/15/03          890          961
      6.125% ............  11/15/04          840          906
  Cuyahoga County, Prerefunded
    10/01/99 @ 102 (GO)
      6.900% ............  10/01/03          600          619
    10/01/01 @ 102 (GO)
      7.000% ............  10/01/13          100          109
  Cuyahoga County, University Hospital
    System Health Project (RB) Series B
      6.000% ............  01/15/03          400          427
    (MBIA) Series A
      6.000% ............  01/15/06        1,000        1,091
      5.250% ............  01/15/08        2,000        2,102
  Cuyahoga Falls, Callable 12/01/07
    @ 102 (GO)
      5.250% ............  12/01/17        2,500        2,528
  Dayton, Airport (RB) (AMBAC)
      5.400% ............  12/01/06        1,000        1,067
      5.150% ............  12/01/07        1,000        1,052
  Delaware City School District (GO) (FGIC)
      5.250% ............  12/01/06          770          815
  Delaware County (GO)
      5.250% ............  12/01/06          500          529
      5.450% ............  12/01/08          250          266
  Delaware (GO)
      6.125% ............  04/01/00          500          512
  Delphos, Sewer System Management,
    Prerefunded 09/01/00 @ 102 (RB) (FSA)
      7.200% ............  09/01/10          200          213
  Euclid, Prerefunded 12/01/99 @ 102 (GO)
      7.375% ............  12/01/09          450          468

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
MUNICIPAL BONDS -- CONTINUED
  Forest Hills Local School District (GO)
    (MBIA)
      6.000% ............  12/01/08       $1,210       $1,349
      6.000% ............  12/01/09          830          925
  Franklin County (GO)
      6.500% ............  09/01/99          100          101
      5.050% ............  12/01/05        2,000        2,102
      5.450% ............  12/01/09        1,000        1,059
  Franklin County, Prerefunded 12/01/01
    @ 102 (GO)
      6.000% ............  12/01/03          500          535
      6.300% ............  12/01/09          250          269
  Franklin County, Convention Facilities
     Authority Tax & Lease (BAN) (MBIA)
      6.700% ............  12/01/99          500          509
  Franklin County, Hospital,
    Children's Hospital (RB)
      6.000% ............  11/01/06        1,035        1,136
    Doctors Healthcare (RB)
      4.750% ............  12/01/03        2,175        2,148
    Holy Cross Health System (RB)
      5.875% ............  06/01/21        2,000        2,125
    Riverside United Hospital Project,
    Prerefunded 05/15/00 @ 102 (MBIA)
      7.125% ............  05/15/05        1,000        1,056
      7.600% ............  05/15/20        1,500        1,589
    US Health Group (RB) (A) (C)
      4.500% ............  12/01/20        1,000        1,008
  Granville Exempted Village School
    District (ETM) (GO) (AMBAC)
      4.650% ............  12/01/05          500          512
  Greater Cleveland Regional
    Transportation Authority (RB) (FGIC)
      4.750% ............  12/01/16        2,850        2,732
  Greene County, Water Works Systems
    (RB) (AMBAC)
      5.300% ............  12/01/05          500          531
  Hamilton County (GO)
      5.750% ............  12/01/01          250          262
      5.500% ............  12/01/07          240          259
      5.000% ............  12/01/08          675          692
      5.125% ............  12/01/08        1,000        1,050
      5.100% ............  12/01/11        1,025        1,043
      5.000% ............  12/01/20        2,060        2,008
  Hamilton County, Childrens Hospital
    Facility (RB) (MBIA)
      5.375%               05/15/13        1,100        1,147

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                           STATEMENT OF NET ASSETS
                           ARMADA OHIO TAX EXEMPT FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
MUNICIPAL BONDS -- CONTINUED
  Hamilton County, Sewer System (RB)
      6.200% ............  12/01/00       $1,000       $1,039
      6.300% ............  12/01/01           65           69
    (FGIC)
      5.300% ............  12/01/06        1,000        1,061
      5.400% ............  12/01/08        1,000        1,069
      5.500% ............  12/01/10        1,240        1,331
      5.000% ............  12/01/17        1,000          986
    (ETM)
      6.300% ............  12/01/01           35           37
  Hamilton (GO) (FSA)
      5.050% ............  11/01/21        1,630        1,579
  Hancock County (GO)
      5.750% ............  12/01/16          500          541
  Hilliard City School District (GO)
      5.300% ............  12/01/99          250          252
    Prerefunded
    12/01/01 @ 102 (GO)
      5.900% ............  12/01/04        1,000        1,067
    (FGIC)
      6.150% ............  12/01/01          625          660
  Hudson Local School District (GO)
    (FGIC)
      5.000% ............  12/15/02          500          518
  Kenston Local School District (GO)
      5.550% ............  12/01/03          500          531
  Kent (GO)
      5.200% ............  12/01/18          500          501
  Kent State University (RB) (AMBAC)
      6.150%               05/01/04          250          270
  Kettering, Prerefunded 12/01/00
    @ 102 (GO)
      7.200% ............  12/01/02          480          515
  Kettering (GO)
      5.150% ............  12/01/05          550          579
  Lakewood, Prerefunded 12/01/02
    @ 102 (GO)
      6.500% ............  12/01/12        1,500        1,652
  Lakewood (GO)
      5.000% ............  12/01/08        1,055        1,096
      4.900% ............  12/01/11        1,070        1,078
  Lakota Local School District,
    Prerefunded 12/01/00 @ 101 (GO)
      7.000% ............  12/01/03          200          212
    (AMBAC)
      5.700% ............  12/01/05          250          271
    (FGIC)
      5.000% ............  12/01/12        1,000        1,019

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
MUNICIPAL BONDS -- CONTINUED
  Licking County (GO) (FGIC)
      7.000% ............  12/01/02       $  100       $  110
      5.750% ............  12/01/15          550          600
      5.750% ............  12/01/16          400          434
  Loveland City School District (GO)
      6.000% ............  12/01/00          250          259
  Lucas County, Hospital, Mercy Hospital
    (ETM) (RB)
      6.000% ............  09/01/04          170          178
  Marysville Exempted Village School
    District (GO) (AMBAC)
      5.100% ............  12/01/04          500          524
  Mason City School District (GO) (FGIC)
      5.200% ............  12/01/08          865          899
  Massillon City School District,
    Prerefunded 12/01/00 @ 102 (GO)
    (AMBAC)
      6.950% ............  12/01/03          300          321
      7.000% ............  12/01/04          150          161
  Medina City School District (GO) (FGIC)
      5.000% ............  12/01/12        1,000        1,008
  Miami University General Receipts (RB)
      5.400% ............  12/01/05        1,000        1,058
  Miamisburg, Sewer System (RB) (AMBAC)
      5.000% ............  11/15/08          500          516
  Montgomery County,
Catholic Health Initiatives (RB)
      5.000% ............  12/01/08        1,000        1,031
      5.000% ............  12/01/09        1,000        1,020
    Sisters of Charity Health Care (RB)
    (MBIA)
      6.500% ............  05/15/08          300          321
    Solid Waste (RB) (MBIA)
      5.300% ............  11/01/07        1,000        1,060
      5.125% ............  11/01/08          500          520
      5.350% ............  11/01/10          900          942
    Water (RB) (AMBAC)
      5.250% ............  11/15/06          500          529
  Newark (GO) (AMBAC)
      5.450% ............  12/01/02        1,000        1,051
  North Canton City School District (GO)
    (AMBAC)
      5.000% ............  12/01/12        1,000        1,009
      5.250% ............  12/01/01          500          518
      5.750% ............  12/01/06          250          271

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                           STATEMENT OF NET ASSETS
                           ARMADA OHIO TAX EXEMPT FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
MUNICIPAL BONDS -- CONTINUED
  Northeast Ohio Regional Sewer District
    Wastewater, Prerefunded 11/15/01
    @ 101 (RB) (AMBAC)
      6.400% ............  11/15/03       $  250       $  268
    Wastewater, Prerefunded 11/01/01
    @ 101 (RB) (AMBAC)
      6.500% ............  11/15/08          250          268
    Wastewater, Prerefunded 11/15/01
    @ 101 (RB) (AMBAC)
      6.500% ............  11/15/16          500          537
  Northwest Local School District (GO)
    (FGIC)
      5.400% ............  12/01/09          520          554
  Oak Hills Local School District (GO)
      5.650% ............  12/01/07          350          380
      5.125% ............  12/01/25        1,250        1,234
  Ohio State (GO)
      5.000% ............  08/01/00          500          509
      5.150% ............  09/01/01          500          516
      4.700% ............  08/01/03        1,000        1,030
      6.600% ............  09/01/03          150          165
      5.200% ............  08/01/08        1,000        1,041
    Series A
      5.400% ............  10/01/07        1,370        1,439
    Series C
      4.700% ............  04/01/04        1,000        1,030
    Prerefunded 08/01/05 @ 102 (GO)
      6.200% ............  08/01/12          860          962
  Ohio State, Air Quality Development
    Authority,
    Power Company Project (RB) (AMBAC)
      7.400%               08/01/09          190          195
    Buckeye Power Project (RB)
      5.250% ............  08/01/07          400          414
  Ohio State, Building Authority Facilities,
    Adult Correctional Building Fund,
    (RB) Series A
      6.125% ............  10/01/09        1,300        1,415
    Correctional Facilities Project,
    Prerefunded 08/01/99 @ 102 (RB)
    Series A
      7.350% ............  08/01/04          600          616
    (RB)
      5.200% ............  10/01/04          500          526
    Highway Safety Building (RB) (MBIA)
      5.400% ............  10/01/02          250          262
    James Rhodes Project, (RB) Series A
      5.900% ............  06/01/00          500          513

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
  MUNICIPAL BONDS -- CONTINUED
  Ohio State, Building Authority Facilities,
Juvenile Correctional Building (RB)
      5.800% ............  10/01/02       $  250       $  265
  Ohio State, Department of Administrative
    Services (RB) (AMBAC)
      5.000% ............  12/15/12        1,210        1,222
  Ohio State, Higher Educational Facility,
    Case Western Reserve University Project,
    Prerefunded 10/01/00 @ 102 (RB)
    Series B
      7.125% ............  10/01/14           60           64
    (RB) (AMBAC) Series B
      5.875% ............  12/01/01          500          525
      5.000% ............  10/01/10          905          924
    Denison University Project (RB)
      5.250% ............  11/01/09        1,000        1,041
      5.000% ............  07/01/18          600          584
    John Carroll University Project (RB)
      5.750% ............  04/01/19        1,000        1,028
    University of Dayton (RB)
      5.875% ............  12/01/04          250          265
  Ohio State, Highways (GO)
      4.750% ............  05/15/02        1,000        1,026
  Ohio State, Housing Financial Agency,
    Single Family Mortgage (RB)
      7.400% ............  03/01/05           40           42
      7.400% ............  09/01/05           40           42
      7.600% ............  09/01/16          120          125
      6.375% ............  04/01/17           85           87
  Ohio State, Infrastructure
    Improvement (GO)
      5.250% ............  08/01/03        1,265        1,330
  Ohio State, Public Facilities,
    Higher Education (RB)
    Series II-A
      5.500% ............  12/01/00          500          515
    (AMBAC) Series II-A
      5.200% ............  05/01/06          500          523
      5.200% ............  05/01/07        1,000        1,041
      4.250% ............  12/01/07        1,000          990
    (AMBAC) Series II-B
      5.700% ............  11/01/03        1,000        1,069
    Mental Health (RB)
    (MBIA)
      6.800% ............  12/01/02        2,000        2,069
    (FSA)
      5.000% ............  12/01/02        1,500        1,553
  Ohio State, School District, School
    Bus Project (GO) (AMBAC)
      5.250% ............  04/15/00          440          447

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                           STATEMENT OF NET ASSETS
                           ARMADA OHIO TAX EXEMPT FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
MUNICIPAL BONDS -- CONTINUED
  Ohio State, Special Obligation
    Elementary & Secondary Education
    (RB) (AMBAC)
      5.000% ............  06/01/07       $5,000      $ 5,200
  Ohio State, Turnpike Commission (RB)
    (FGIC)
    Series A
      5.500% ............  02/15/17        1,805        1,911
    Series AA
      5.500% ............  02/15/18        1,000        1,056
  Ohio State, University General Receipts
      5.150% ............  12/01/00          250          256
      5.400% ............  12/01/02        1,500        1,573
  Ohio State, Unlimited Tax (GO)
      5.000% ............  05/01/06        1,000        1,045
  Ohio State, Water Control Loan Fund,
    Water Quality, (RB) (MBIA)
      5.000% ............  06/01/09        1,000        1,029
  Ohio State, Water Development Authority,
    Revenue Refunding & Improvement,
    Pure Water (RB) (MBIA)
      5.500% ............  06/01/01          200          207
      5.500% ............  12/01/01        1,000        1,041
      5.550% ............  06/01/04        1,000        1,065
      5.750% ............  12/01/05          500          534
    (AMBAC)
      5.600% ............  06/01/07        1,500        1,613
    Fresh Water (RB) (AMBAC)
      5.400% ............  12/01/04          510          543
      7.250% ............  12/01/08          500          573
    (RB)
      8.000% ............  12/01/99          150          154
    Pollution Control Facilities (RB)
      5.900% ............  06/01/00          500          513
      5.900% ............  12/01/02          320          341
  Olentangy Local School District (GO)
    Series 97 (C)
      5.050% ............  12/01/09          700          728
  Ontario Local School District (GO) (FSA)
      4.800% ............  12/01/11          790          788
      4.900% ............  12/01/12          630          630
  Orrville Electric System (RB) (AMBAC)
      5.500% ............  12/01/08        1,220        1,313
  Ottawa County (GO) (MBIA)
      5.500% ............  09/01/10          500          533
      5.400% ............  09/01/11          500          524

                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
MUNICIPAL BONDS -- CONTINUED
  Parma City School District (AN)
      4.600% ............  12/01/03       $1,360      $ 1,370
      4.600% ............  12/01/04        1,360        1,367
  Perrysburg Village School District (GO)
    (FSA) Series B
      5.750% ............  12/01/12        1,225        1,337
  Portage County (GO)
      6.000% ............  12/01/03          915          989
      5.100% ............  12/01/12        2,500        2,541
  Portage County, Hospital Facility,
    Robinson Memorial (RB) (MBIA)
      5.625% ............  11/15/07        1,000        1,075
  Richland County (GO) (AMBAC)
      5.200% ............  12/01/08          515          540
  Rocky River City School District (GO)
      5.100% ............  12/01/07          625          656
  Sandusky County, Hospital Facility (RB)
      4.900% ............  01/01/05          500          498
  Springfield Local School District (GO)
      6.100% ............  12/01/03          250          272
  Strongsville (GO)
      5.900% ............  12/01/15        1,575        1,736
  Strongsville City School District (GO)
    (MBIA)
      4.900% ............  12/01/05          550          571
      5.150% ............  12/01/08        1,000        1,050
      5.200% ............  12/01/09          670          704
  Summit County (GO) (FGIC)
      5.000% ............  12/01/04          500          521
  Sycamore City School District (GO)
      5.500% ............  12/01/12          390          414
      5.500% ............  12/01/13          410          435
      5.500% ............  12/01/14          435          461
  Toledo (GO)
      7.375% ............  12/01/99          500          510
      7.375% ............  12/01/01          100          108
  University of Cincinnati,
    General Receipts (RB)
      5.350% ............  06/01/08        1,000        1,039
      5.500% ............  06/01/10          525          557
      5.500% ............  06/01/11          555          584
      7.000% ............  06/01/11          500          536
    Prerefunded 06/01/99 @ 102 (RB)
    Series I1
      7.000% ............  06/01/01          400          408
      7.100% ............  06/01/10          200          204
    Series W
      5.700% ............  06/01/12        1,240        1,294

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                           STATEMENT OF NET ASSETS
                           ARMADA OHIO TAX EXEMPT FUND
MAY 31, 1999
                                           PAR         VALUE
                            MATURITY      (000)        (000)
                            --------      -----        -----
MUNICIPAL BONDS -- CONTINUED
  University of Toledo General Receipts
    (RB) (FGIC)
      5.300% ............  06/01/01       $  175      $    180
  Upper Arlington (GO)
      6.200% ............  12/01/01          270           285
  Upper Arlington, City School District
    (GO) (MBIA)
      6.000% ............  12/01/05        1,170         1,287
    (GO)
      5.125% ............  12/01/19        1,000           995
  Vandalia (GO)
      5.350% ............  12/01/09          505           535
  Washington County, Hospital, Marietta
     Area Healthcare (RB) (FSA)
      5.375% ............  09/01/18        1,500         1,532
  West Clermont Local School District
    (GO) (AMBAC)
      5.650% ............  12/01/08        1,030         1,115
  West Geauga Local School District
    (GO) (AMBAC)
      5.650% ............  11/01/06        1,000         1,079
  Westerville (GO)
      5.250% ............  12/01/09        1,885         1,998
      5.250% ............  12/01/10        1,990         2,090
      5.250% ............  12/01/12        1,755         1,816
      5.250% ............  12/01/13        1,850         1,906
  Westlake (GO)
      5.300% ............  12/01/03          500           528
  Westlake City School District (GO)
    Series A
      6.200% ............  12/01/06        1,635         1,825
  Wilmington City School District (GO)
    (FGIC)
      5.350% ............  12/01/00          225           231
  Worthington City School District (GO)
    (FGIC)
      5.800% ............  12/01/01        1,200         1,257
      5.850% ............  12/01/02          500           532
  Wright State University General Receipts
    (RB) (AMBAC)
      4.900% ............  05/01/05          500           518
  Wyoming City School District (GO)
    (FGIC)
      5.750% ............  12/01/13          135           147
      5.750% ............  12/01/14          690           750
      5.750% ............  12/01/17          400           433
                                                      --------
                                                       204,913
                                                      --------


                                       PAR/SHARES      VALUE
                                          (000)        (000)
                                       ----------      -----
MUNICIPAL BONDS -- CONTINUED
PUERTO RICO -- 0.4%
  Commonwealth of Puerto Rico,
    Prerefunded 07/01/00 @ 102 (GO)
    (FGIC)
      7.200% ............  07/01/03       $  500      $    531
    Housing Financial Corporation (RB)
       (A) (C)
      7.300% ............  10/01/06          190           197
      7.400% ............  04/01/07          210           218
                                                      --------
                                                           946
                                                      --------
TOTAL MUNICIPAL BONDS
   (Cost $201,801) .............................       205,859
                                                      --------
CASH EQUIVALENT -- 1.5%
  Federated Ohio Municipal Cash Trust      3,058         3,058
                                                      --------
TOTAL CASH EQUIVALENT
   (Cost $3,058) ...............................         3,058
                                                      --------
TOTAL INVESTMENTS -- 99.4%
   (Cost $204,859) .............................      $208,917
                                                      ========

OTHER ASSETS AND LIABILITIES,
   NET -- 0.6% .................................         1,256
                                                      --------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                           STATEMENT OF NET ASSETS
                           ARMADA OHIO TAX EXEMPT FUND
MAY 31, 1999
                                                       VALUE
                                                       (000)
                                                       -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 18,612,428 outstanding shares of
   beneficial interest .........................      $201,328
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 437,155 outstanding shares of
   beneficial interest .........................         4,582
  Accumulated net realized gain on investments .           143
  Net unrealized appreciation on investments ...         4,058
  Undistributed net investment income ..........            62
                                                      --------
TOTAL NET ASSETS -- 100.0% .....................      $210,173
                                                      ========

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $11.03
                                                      ========

NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................        $11.00
                                                      ========

MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($11.00 / 97.00%) ..........        $11.34
                                                      ========
------------
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED IN THE NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999
(B) ZERO COUPON
(C) SECURITY IS BACKED BY A LETTER OF CREDIT BACKED BY A MAJOR FINANCIAL INSTITUTION.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AN -- ANTICIPATION NOTE
BAN -- BONANTICIPATION NOTE
ETM -- ESCROWED TO MATURITY
FGIA -- FEDERAL GUARANTY INSANCE AGENCY
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
FSA -- FEDERAL SECURITY ASSANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                              FINANCIAL HIGHLIGHTS
                           ARMADA OHIO TAX EXEMPT FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                      FOR THE YEAR ENDED MAY 31,

                                --------------------------------------------------------------------------------------------------
                                       1999                1998                1997               1996                1995
                                ------------------  ------------------  ------------------  ------------------  ------------------
                                CLASS I   CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS I   CLASS A
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, beginning
  of period ..................  $  11.13  $  11.09  $  10.86  $  10.82  $  10.70  $  10.66  $  10.74  $  10.70  $ 10.57   $  10.53
                                --------  --------  --------  --------  --------  --------  --------  --------  -------   --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income ......      0.53      0.52      0.51      0.51      0.51      0.51      0.50      0.50     0.50       0.50
  Net gain/(loss) on
   securities (realized and
   unrealized) ...............     (0.09)    (0.08)     0.28      0.28      0.16      0.16     (0.04)    (0.04)    0.17       0.17
                                --------  --------  --------  --------  --------  --------  --------  --------  -------   --------
     Total from investment
        operations ...........      0.44      0.44      0.79      0.79      0.67      0.67      0.46      0.46     0.67       0.67
                                --------  --------  --------  --------  --------  --------  --------  --------  -------   --------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .........     (0.53)    (0.52)    (0.51)    (0.51)    (0.51)    (0.51)    (0.50)    (0.50)   (0.50)     (0.50)
  Distributions from net
   realized capital gains ....     (0.01)    (0.01)    (0.01)    (0.01)    (0.00)    (0.00)    (0.00)    (0.00)   (0.00)     (0.00)
                                --------  --------  --------  --------  --------  --------  --------  --------  -------   --------
      Total distributions ....     (0.54)    (0.53)    (0.52)    (0.52)    (0.51)    (0.51)    (0.50)    (0.50)   (0.50)     (0.50)
                                --------  --------  --------  --------  --------  --------  --------  --------  -------   --------
Net asset value, end of
  period .....................  $  11.03  $  11.00  $  11.13  $  11.09  $  10.86  $  10.82  $  10.70  $  10.66  $ 10.74   $  10.70
                                ========  ========  ========  ========  ========  ========  ========  ========  =======   ========
TOTAL RETURN .................      3.94%    3.93%1     7.43%     7.39%1    6.37%     6.38%1    4.36%     4.35%1   6.61%      6.64%1
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's) ................  $205,365  $  4,808  $165,395  $  4,037  $ 91,366  $  3,535   $82,886    $2,869  $71,996     $3,168
  Ratio of expenses to
   average net assets ........      0.28%     0.38%     0.25%     0.25%     0.24%     0.24%     0.26%     0.26%    0.24%      0.24%
  Ratio of net investment
   income to average
   net assets ................      4.77%     4.67%     4.67%     4.59%     4.71%     4.71%     4.68%     4.68%    4.82%      4.82%
  Ratio of expenses to
   average net assets
   before fee waivers ........      0.78%     0.88%     0.80%     0.80%     0.79%     0.79%     0.83%     0.83%    0.80%      0.78%
  Ratio of net investment
   income to average net
   assets before fee waivers .      4.27%     4.17%     4.12%     4.04%     4.16%     4.16%     4.11%      4.11%    4.26%     4.27%
  Portfolio turnover rate ....        19%       19%       15%       15%       23%       23%       10%       10%        3%        3%

1  TOTAL RETURN EXCLUDES SALES CHARGE.


                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA PENNSYLVANIA MUNICIPAL FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- 94.9%
PENNSYLVANIA -- 94.2%
  Allegheny County, Higher Education
    Building Authority, Duquesne
    University Project (RB) (AMBAC)
      6.500% ............  03/01/10       $  380       $  439
  Allegheny County, Hospital Development
    Authority, Magee Woman's Hospital
    Project (RB) (ETM) Series O
     10.125% ............  10/01/02          105          117
  Allegheny County, Industrial
    Development Authority (RB)
      5.250% ............  12/01/14          650          661
  Allegheny County, Sanitation Authority
    Sewer (RB) (FGIC) (A)
      0.000% ............  12/01/08        2,750        1,784
  Ambridge Area School District (GO)
    (FGIC)
      4.750% ............  11/01/08          500          509
  Bradford County, School District,
    Prerefunded 10/01/05 @ 100 (GO)
    (FGIC)
      5.250% ............  10/01/05        1,000        1,045
  Bucks County, Community College
    Authority, College Building (RB)
      5.300% ............  06/15/10          100          103
  Butler County, Sewer Authority,
    Prerefunded 01/01/04 @ 100 (RB)
      7.250% ............  01/01/04          110          122
  Cumberland County, Messiah College
    Project (RB) (AMBAC)
      5.000% ............  10/01/07        1,000        1,034
  Dauphin County, General Authority,
    Mandatory Put 12/01/05 @100 (RB)
    (AMBAC)
      5.400% ............  06/01/26          800          853
  Delaware County (GO)
      5.000% ............  11/15/07        1,000        1,044
  Delaware County, Villanova University
    (RB) (MBIA)
      4.700% ............  12/01/08          365          370
  Delaware River Port Authority,
    Pennsylvania & New Jersey Bridges
    Project (RB) (AMBAC) (ETM)
      6.000% ............  01/15/10          570          606
  Downingtown School District (GO)
      5.500% ............  02/01/10        1,000        1,070
  Erie County, Prison Authority Lease,
    Prerefunded 11/01/01 @ 100 (RB)
    (MBIA)
      6.600% ............  11/01/02        1,000        1,065

                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Gettysburg College (RB) (MBIA)
      5.375% ............  08/15/13       $1,000       $1,059
  Lower Providence Township (GO)
    (MBIA)
      5.000% ............  05/01/07          215          222
  Middletown Township, Bucks County,
    Special Obligation (RB) (ETM)
      6.100% ............  10/01/00          175          178
  Monroeville County, Hospital Authority,
    East Suburban Health Center Project,
    Prerefunded 07/01/04 @ 100 (RB)
      7.600% ............  07/01/08          920        1,009
  Montgomery County (GO)
      5.000% ............  10/15/06          500          525
  Montgomery County, Hospital Authority,
    Suburban General Hospital Project
    (RB) (ETM)
      7.750% ............  05/01/02           85           90
  Moon Area School District (GO) ( FGIC)
    (A) Series A
      0.000% ............  11/15/11        1,520          826
  Parkland School District (GO) (FGIC)
      5.375% ............  09/01/14        1,000        1,047
  Penn Hills Township (GO) (AMBAC)
      5.500% ............  12/01/04        1,000        1,066
  Pennsylvania State (GO) (AMBAC) Series 1
      5.125% ............  03/15/12        1,475        1,508
  Pennsylvania State Higher Education
    Assistance Authority (RB) (FGIC)
    Series A
      6.800% ............  12/01/00          685          716
  Pennsylvania State Higher Education
    Facilities Authority
    University of Pennsylvania Project (RB)
      6.500% ............  09/01/04          250          279
    Series A
      5.550% ............  09/01/09        1,300        1,376
  Pennsylvania State Housing Finance
    Agency, Single Family Mortgage (RB)
    Series Z
      7.000% ............  10/01/02           50           52
  Pennsylvania State Industrial Economic
    Development Authority (RB) (AMBAC)
    Series 94
      5.800% ............  07/01/09          700          764
  Pennsylvania State Infrastructure
    Investment Authority, Penvest (RB)
Series A
      5.000% ............  09/01/08          250          261
    Series B
      6.450% ............  09/01/04        1,500        1,637

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA PENNSYLVANIA MUNICIPAL FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pennsylvania State Intergovernmental
    Cooperative Authority,
    City of Philadelphia Funding Program,
    Prerefunded 06/15/02 @ 100 (RB)
      6.800% ............  06/15/22       $  500      $   542
    (RB) (FGIC)
      5.000% ............  06/15/09          500          514
  Pennsylvania State Public School
    Building Authority, Montgomery
    County Community College (RB)
      4.600% ............  05/01/12          160          156
  Pennsylvania State Turnpike Commission
    (RB) (FGIC) Series O
      5.250% ............  12/01/01        1,010        1,045
  Philadelphia Gas Works,
    Prerefunded 06/15/01 @ 102
    (RB) Series 13
      7.700% ............  06/15/11          460          504
    (RB) (FSA) Series 14
      6.250% ............  07/01/08          300          329
  Philadelphia, Hospital & Higher
    Educational Facilities Authority,
    Children's Hospital Project, Prerefunded
    02/15/02 @ 102 (RB) Series A
      6.500% ............  02/15/21          200          217
    Graduate Hospital Project
    (RB) (ETM)
      7.000% ............  07/01/10          385          431
    Thomas Jefferson University
    Hospital (RB) (ETM)
      7.000% ............  07/01/08          205          227
  Philadelphia, Water & Waste Authority
    (RB) (MBIA)
      5.500% ............  06/15/07        1,500        1,607
      6.250% ............  08/01/11          200          227
    Series 95
      6.750% ............  08/01/03          200          221
  Pittsburgh & Allegheny County,
    Auditorium Authority (RB) (AMBAC)
      6.400% ............  12/01/01          620          621

                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pittsburgh (GO) (MBIA) Series A
      5.500% ............  09/01/06       $  955      $ 1,017
  Pleasant Valley School District (RB)
    (FGIC)
      5.000% ............  09/01/10          500          521
  Scranton, Lackawanna Health & Welfare,
    Moses Taylor Hospital (ETM)
      6.625% ............  07/01/09          495          548
  Seneca Valley, School District,
    Prerefunded 07/01/02 @ 100 (GO)
    (FGIC) Series A
      5.700% ............  07/01/06        1,000        1,054
  Somerset County (GO) (AMBAC)
      5.000% ............  10/01/14          550          549
  Swarthmore College Authority (RB)
      5.250% ............  09/15/10          410          434
    Callable 09/15/02 @102 (RB)
      6.000% ............  09/15/06          700          752
  Tyrone School District (GO) (MBIA)
      5.700% ............  09/15/08        1,000        1,043
  Union City, Higher Educational
    Facilities Financing Authority,
    Bucknell University Project (RB)
    (MBIA)
      6.200% ............  04/01/06        1,000        1,063
  West Mifflin, Sewer Authority (RB)
    (MBIA)
      5.000% ............  08/01/14          250          250
  Westmoreland County, Municipal
    Authority (RB) (FGIC) (ETM)
      2.000% ............  07/01/07          500          414
    (A)
      0.000% ............  07/01/08          500          330
                                                      -------
                                                       38,053
                                                      -------
PUERTO RICO -- 0.7%
  Commonwealth of Puerto Rico, Public
    Finance Corporation (RB) (AMBAC)
    Series A
      5.375% ............  06/01/10          250          266
                                                      -------
TOTAL MUNICIPAL BONDS
   (Cost $37,066) ..............................       38,319
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA PENNSYLVANIA MUNICIPAL FUND
MAY 31, 1999
                                         NUMBER
                                        OF SHARES      VALUE
                                          (000)        (000)
                                        ---------      -----
CASH EQUIVALENT -- 4.0
  Federated Pennsylvania
    Cash Trust                              1,610     $ 1,610
                                                      -------
TOTAL CASH EQUIVALENT
   (Cost $1,610) ................................       1,610
                                                      -------
TOTAL INVESTMENTS -- 98.9%
   (Cost $38,676) ...............................     $39,929
                                                      =======

OTHER ASSETS AND LIABILITIES,
   NET -- 1.1% ..................................         460
                                                      -------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 3,867,921 outstanding shares of
   beneficial interest ..........................      38,770
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 20,958 outstanding shares of
   beneficial interest ..........................         217
  Accumulated net realized gain on investments ..          73
  Net unrealized appreciation on investments ....       1,253
  Undistributed net investment income ...........          76
                                                      -------
TOTAL NET ASSETS -- 100.0% ......................     $40,389
                                                      =======

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I .............................      $10.39
                                                      =======

NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ...................      $10.40
                                                      =======

MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($10.40 / 97%) ..............      $10.72
                                                      =======
--------
(A) ZERO COUPON BOND
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM -- ESCROW TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                        FINANCIAL HIGHLIGHTS
                        ARMADA PENNSYLVANIA MUNICIPAL FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                FOR THE YEAR ENDED MAY 31,
                                                 ----------------------------------------------------------
                                                        1999                1998                1997
                                                 ----------------------------------------------------------
                                                 CLASS I   CLASS A   CLASS I   CLASS A   CLASS I3  CLASS A4
                                                 ------------------  --------  --------  --------  --------
Net asset value, beginning of period .........   $  10.45  $  10.45  $  10.22  $  10.22  $  10.08  $  10.13
                                                 --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ......................       0.51      0.48      0.46      0.45      0.44      0.31
  Net gain/(loss) on securities
   (realized and unrealized) .................      (0.07)    (0.04)     0.24      0.24      0.17      0.12
                                                 --------  --------  --------  --------  --------  --------
   Total from investment operations ..........       0.44      0.44      0.70      0.69      0.61      0.43
                                                 --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Dividends from net investment income .......      (0.49)    (0.48)    (0.46)    (0.45)    (0.44)    (0.31)
  Dividends from net realized capital gains ..      (0.01)    (0.01)    (0.00)    (0.00)    (0.02)    (0.02)
  Distributions in excess of net
   realized capital gains ....................      (0.00)    (0.00)    (0.01)    (0.01)    (0.01)    (0.01)
                                                 --------  --------  --------  --------  --------  --------
   Total distributions .......................      (0.50)    (0.49)    (0.47)    (0.46)    (0.47)    (0.34)
                                                 --------  --------  --------  --------  --------  --------
Net asset value, end of period ...............   $  10.39  $  10.40  $  10.45    $10.45  $  10.22    $10.22
                                                 ========  ========  ========  ========  ========  ========
TOTAL RETURN .................................       4.21%     4.21%5    6.95%     6.84%5    6.21%     6.13%1,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......   $ 40,171  $     218 $ 38,753  $    125  $ 36,769  $     81
  Ratio of expenses to average net assets ....       0.48%     0.58%     0.69%     0.77%     0.87%     0.99%1
  Ratio of net investment income to average
   net assets ................................       4.80%     4.70%     4.40%     4.32%     4.35%     4.26%1
  Ratio of expenses to average net assets
   before fee waivers ........................       0.83%     0.93%     0.84%     0.94%     1.02%     1.00%1
  Ratio of net investment income to average
   net assets before fee waivers .............       4.45%     4.35%     4.25%     4.15%     4.20%     4.25%1
  Portfolio turnover rate ....................         15%       15%       20%       20%       42%       42%




                                                     FOR THE           FOR THE          FOR THE
                                                   PERIOD ENDED        YEAR ENDED      PERIOD ENDED
                                                   MAY 31, 19963     APRIL 30, 19963  APRIL 30, 19953
                                                   ------------      --------------   --------------
Net asset value, beginning of period .........       $  10.12           $  10.04         $  10.00
                                                     --------           --------         --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ......................           0.04               0.43             0.29
  Net gain/(loss) on securities
   (realized and unrealized) .................          (0.04)              0.08             0.04
                                                     --------           --------         --------
   Total from investment operations ..........          (0.00)              0.51             0.33
                                                     --------           --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income .......          (0.04)             (0.43)           (0.29)
  Dividends from net realized capital gains ..          (0.00)             (0.00)           (0.00)
  Distributions in excess of net
   realized capital gains ....................          (0.00)             (0.00)           (0.00)
                                                     --------           --------         --------
   Total distributions .......................          (0.04)             (0.43)           (0.29)
                                                     --------           --------         --------
Net asset value, end of period ...............       $  10.08           $  10.12         $  10.04
                                                     ========           ========         ========
TOTAL RETURN .................................          (0.03)%1,5          5.06%5           3.38%2,5
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......       $ 38,733           $ 38,809         $ 34,638
  Ratio of expenses to average net assets ....           0.85%1             0.85%            0.85%1
  Ratio of net investment income to average
   net assets ................................           4.32%1             4.16%            4.05%1
  Ratio of expenses to average net assets
   before fee waivers ........................           1.31%1             1.24%            1.36%1
  Ratio of net investment income to average
   net assets before fee waivers .............           3.86%1             3.77%            3.54%1
  Portfolio turnover rate ....................              0%                22%               4%

1 ANNUALIZED.
2 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
3 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF THE PREDECESSOR FUND
  THROUGH SEPTEMBER 6, 1996. THE PREDECESSOR FUND COMMENCED OPERATIONS ON AUGUST 10, 1994. DURING 1996, THE PREDECESSOR FUND CHANGED ITS FISCAL YEAR-END FROM APRIL 30 TO MAY 31.
4 CLASS A COMMENCED OPERATIONS ON SEPTEMBER 11, 1996.
5 TOTAL RETURN EXCLUDES SALES CHARGE.



                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         STATEMENT OF NET ASSETS
                         ARMADA NATIONAL TAX EXEMPT FUND
MAY 31, 1999
                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
MUNICIPAL BONDS -- 96.4%
ALASKA -- 1.2%
  Alaska State, Housing Finance
    Corporation Mortgage (RB) (MBIA)
      4.950% ............  06/01/02       $   80       $   81
      5.050% ............  12/01/03           75           77
  Anchorage (GO) (MBIA)
      5.000% ............  07/01/14        1,100        1,104
                                                       ------
                                                        1,262
                                                       ------
ARIZONA -- 3.6%
  Glendale (GO)
      4.500% ............  07/01/02          250          255
  Maricopa County, Industrial Development
     Authority, Madera Pointe Apartments
    Project (RB) (FSA)
      5.300% ............  06/01/06        1,000        1,031
  Salt River Project (RB)
      5.125% ............  01/01/10        2,415        2,484
                                                       ------
                                                        3,770
                                                       ------
ARKANSAS -- 0.4%
  Arkansas State, Development Finance
    Authority, Correction Facility (RB)
    (MBIA)
      4.800% ............  11/15/06          200          205
  Pulaski County, Health Facilities Board,
    Catholic Health Initiatives (RB)
      4.150% ............  12/01/00          250          252
                                                       ------
                                                          457
                                                       ------
CALIFORNIA -- 1.0%
  San Francisco, City & County (GO)
    (FGIC) (A) Series 1
      5.000% ............  06/15/10        1,000        1,032
  San Jose Unified School District
    (GO)
      4.500% ............  08/01/06           15           15
                                                       ------
                                                        1,047
                                                       ------
CONNECTICUT -- 1.0%
  Connecticut State, (GO) Series B
      5.500% ............  03/15/11        1,000        1,074
                                                       ------
GEORGIA -- 3.2%
  Fulton County, Housing Authority,
    Single Family (RB) (GNMA)
      5.100% ............  03/01/03           40           41
      5.300% ............  03/01/05           45           47
  Georgia State (GO)
      6.250% ............  08/01/06        2,000        2,242
  Private Colleges & Universities
    Authority, Emory University Project (RB)
      5.375% ............  11/01/05        1,000        1,070
                                                       ------
                                                        3,400
                                                       ------

                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
MUNICIPAL BONDS -- CONTINUED
ILLINOIS -- 7.9%
  Chicago, Sales Tax (RB) (FGIC)
      5.000% ............  01/01/10       $  500       $  511
  Glenview (BAN)
      5.550% ............  12/01/99          175          176
  Illinois State, Development Financial
    Authority Revenue School District
    Number 189 (RB)
      5.000% ............  01/01/04          400          414
  Illinois State, Educational Facility
     Authority, Robert Morris College
    (RB) (MBIA)
      4.700% ............  06/01/04          200          205
    Sales Tax (RB)
      6.000% ............  06/15/12        1,000        1,106
    Sales Tax (A)
      5.100% ............  06/15/18        2,200        2,167
    Toll Road Authority
    (RB) (FSA)
      5.500% ............  01/01/13        2,500        2,659
  Lake County, First Preservation
    District (GO)
      5.500% ............  02/01/09        1,000        1,074
                                                       ------
                                                        8,312
                                                       ------
INDIANA -- 10.3%
  East Chicago, Elementary School
    Building Corp (RB) (A)
      6.250% ............  01/05/16        1,750        1,953
  Fort Wayne, Redevelopment
    District (FSA)
      4.550% ............  02/01/08          500          501
  Fort Wayne, South Side School Building
    Corp (RB) (A)
      4.700% ............  07/15/10          750          747
  Fort Wayne, First Mortgage (RB)
      4.750% ............  07/15/11          500          496
  Hamilton, School Building Corp, First
    Mortgage (RB)
      4.400% ............  07/15/01          100          101
      4.500% ............  07/05/03          365          372
      4.550% ............  07/05/04          300          306
  Hammond, Multi-School Building
    Corp (RB)
      6.000% ............  01/15/18        1,250        1,364
  Indiana State, Prerefunded 07/15/04 @ 102
    (RB)
      6.150% ............  01/15/16        1,200        1,329
  Indiana State, Bond Bank (RB)
      5.000% ............  02/01/10        1,000        1,024

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         STATEMENT OF NET ASSETS
                         ARMADA NATIONAL TAX EXEMPT FUND
MAY 31, 1999
                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
MUNICIPAL BONDS -- CONTINUED
INDIANA -- CONTINUED
  Indiana State, Office Building (RB) (A)
      4.150% ............  07/01/04       $  400      $   399
  Indiana State, Vinton - Tecumseh School
    Building Corp (RB) (A)
      4.450% ............  01/05/05          300          301
  Lagrange County, Jail Building
    Corporation, First Mortgage (RB)
      5.300% ............  10/01/10          300          306
  Marion County, Convention &
    Recreational Facilities Authority (RB)
    (MBIA)
      4.500% ............  06/01/05          300          303
  North West Hendricks, School Building,
    First Mortgage (RB) (AMBAC)
      4.450% ............  07/15/99          100          100
  Purdue University, Certificate
      Participation (RB)
      4.250% ............  07/01/99          200          200
  South Bend, Waterworks (RB) (FSA)
      4.350% ............  01/01/03          215          217
  Southeast Dubois County, School
    Building Corp, First Mortgage (RB)
    (FSA)
      4.150% ............  07/01/99          100          100
  Steuben County, School Building
    Corp, First Mortgage (RB)
      4.250% ............  03/01/02          245          247
  Vinton-Tecumseh, School Building, First
    Mortgage (RB) (A)
      4.350% ............  01/05/04          495          498
                                                      -------
                                                       10,864
                                                      -------
KANSAS -- 0.3%
  Johnson County, Water District Number
    001 (RB)
      4.300% ............  06/01/01          300          303
                                                      -------
KENTUCKY -- 0.4%
  Elizabethtown, Public Properties Holding
    Revenue (RB) (MBIA)
      4.875% ............  04/01/04          375          388
                                                      -------
MARYLAND -- 3.3%
  Montgomery County (GO)
      5.000% ............  05/01/03        1,000        1,040
  Prince Georges County (GO) (MBIA)
      6.000% ............  03/15/06        1,000        1,104
  University of Maryland, Tuition Revenue
    (RB)
      4.350% ............  10/01/03          235          239

                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
MUNICIPAL BONDS -- CONTINUED
MARYLAND -- CONTINUED
  Washington, Suburban Sanitation District,
    Prerefunded 11/01/01 @ 102 (RB)
      6.500% ............  11/01/05       $1,000      $ 1,081
                                                      -------
                                                        3,464
                                                      -------
MASSACHUSETTS -- 4.6%
  Brockton (GO) (MBIA)
      4.500% ............  04/01/03          500          511
  Massachusetts State, Bay Transportation
    Authority, General Transportation System,
    Prerefunded 03/01/05 @ 102 (RB) (A)
    Series A
      5.800% ............  03/01/11        1,000        1,090
      5.750% ............  03/01/18        3,040        3,291
                                                      -------
                                                        4,892
                                                      -------
MICHIGAN -- 5.8%
  Birmingham School District (GO)
      5.000% ............  11/01/18           25           24
  Grand Rapids Community College (GO)
    (MBIA) (A)
      5.900% ............  05/01/22        2,000        2,163
  Michigan State, Municipal Bond Authority
    (RB)
      6.000% ............  10/01/07        2,000        2,210
  Redford School District (GO) (AMBAC)
      5.500% ............  05/01/06        1,315        1,405
  Troy, City School District, (RB) (A)
      4.400% ............  05/01/03          300          305
                                                      -------
                                                        6,107
                                                      -------
MINNESOTA -- 1.5%
  Minnesota State, Housing Finance
    Agency, Residential Housing (RB)
      4.750% ............  07/01/01          200          202
  Minnesota State, Public Facilities
    Authority, Prerefunded 03/01/00
    @ 102 (RB)
      7.100% ............  03/01/12        1,300        1,362
                                                      -------
                                                        1,564
                                                      -------
MISSOURI -- 2.3%
  Columbia, Water & Electric (RB)
      5.600% ............  10/01/04        2,245        2,402
                                                      -------
NEBRASKA -- 1.2%
  Douglas County, Hospital Authority,
  Immanuel Medical Center (RB) (AMBAC)
      4.450% ............  09/01/02          300          305


                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         STATEMENT OF NET ASSETS
                         ARMADA NATIONAL TAX EXEMPT FUND
MAY 31, 1999
                                            PAR         VALUE
                          MATURITY         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
NEBRASKA -- CONTINUED
  Nebraska State, American Public Energy
    Agency, Gas Refunding (RB)
    (AMBAC)
      4.200% ............  09/01/10       $1,000      $   951
                                                      -------
                                                        1,256
                                                      -------
NEVADA -- 2.1%
  Henderson (GO) (MBIA)
      6.500% ............  06/01/07        1,000        1,138
  Nevada State, (ETM) (GO)
      6.300% ............  07/01/04        1,000        1,078
                                                      -------
                                                        2,216
                                                      -------
NEW JERSEY -- 2.1%
  New Jersey State, Transportation Fund
    (RB) (AMBAC) Series B
      6.000% ............  06/15/05        2,000        2,190
                                                      -------
NEW MEXICO -- 0.7%
  New Mexico State, Severance Tax (RB)
    Series B
      4.750% ............  07/01/06          750          761
                                                      -------
NEW YORK -- 3.3%
  New York State, Power Authority,
    Prerefunded 01/01/10 @ 100 (RB)
      7.000% ............  01/01/10        1,000        1,181
  Orange County (GO)
      5.000% ............  07/15/11        2,225        2,289
                                                      -------
                                                        3,470
                                                      -------
OHIO -- 9.2%
  Butler County, Transportation
    Improvement (RB) (FSA)
      6.000% ............  04/01/10        1,000        1,105
  Cleveland, Public Power System (RB)
    (MBIA)
      6.000% ............  11/15/10          995        1,112
  Cleveland, Water Works (RB) (MBIA)
      5.500% ............  01/01/09        1,500        1,599
  Hudson, Local School District (GO)
    (FGIC) (B)
      0.000% ............  12/15/10        1,000          575
  Ohio State, Higher Educational Facility,
    John Carroll University Project (RB)
      5.750% ............  04/01/19        1,250        1,284
  Ohio State, Housing Finance Agency
    Mortgage (RB) (GNMA)
      5.350% ............  09/01/04          200          207
  Ohio State, Turnpike Commission (RB)
    (FGIC) Series A
      5.500% ............  02/15/17        2,000        2,118

                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Wyoming City School District (GO)
    (FGIC)
      5.750% ............  12/01/15       $  740      $   807
      5.750% ............  12/01/16          800          868
                                                      -------
                                                        9,675
                                                      -------
PENNSYLVANIA -- 0.1%
  Pennsylvania State, Higher Educational
    Facility Authority, Philadelphia College
    Osteopathic (RB) (CONNLEE)
      4.450% ............  12/01/01          100          102
                                                      -------
RHODE ISLAND -- 1.3%
  Convention Center Authority, Prerefunded
    05/15/01 @ 102 (RB) (MBIA) Series A
      6.700% ............  05/15/01        1,310        1,407
                                                      -------
SOUTH CAROLINA -- 4.1%
  South Carolina State, Public Service
    Authority (RB) (FGIC)
      5.875% ............  01/01/23        4,000        4,270
                                                      -------
TENNESSE -- 2.4%
  Jackson (GO) (MBIA)
      4.500% ............  03/01/02          300          305
  Memphis (GO)
      4.700% ............  08/01/03          300          309
  Nashville & Davidson County,
    Metropolitan Government (GO)
      6.000% ............  12/01/10        1,500        1,678
    Water & Sewer Revenue (FGIC)
      4.700% ............  01/01/02          200          204
                                                      -------
                                                        2,496
                                                      -------
TEXAS -- 7.2%
  Dallas County (GO) (MBIA)
      5.000% ............  02/15/09          600          609
  Leander, School District (GO) (A)
      4.750% ............  08/15/11          500          499
  Plano, Independent School District
    (GO) (A)
      6.000% ............  02/15/06        1,000        1,096
      5.900% ............  02/15/10        1,000        1,064
  Texas State, Public Finance Authority,
    Prerefunded 10/01/00 @ 100 (RB)
      6.375% ............  10/01/00        4,100        4,254
                                                      -------
                                                        7,522
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         STATEMENT OF NET ASSETS
                         ARMADA NATIONAL TAX EXEMPT FUND
MAY 31, 1999
                                            PAR       VALUE
                          MATURITY         (000)      (000)
                          --------         -----      -----
MUNICIPAL BONDS -- CONTINUED
UTAH -- 2.5%
  Utah State, Intermountain Power Agency,
    (RB) (FSA) Series E
      6.250% ............  07/01/09       $2,000      $  2,270
  Weber County, Municipal Building
    Authority (RB) (MBIA)
      4.900% ............  12/15/05          300           311
                                                      --------
                                                         2,581
                                                      --------
VERMONT -- 0.5%
  Vermont State (GO) Series A
      4.500% ............  01/15/03          500           510
                                                      --------
VIRGINIA -- 1.0%
  Richmond, Public Improvement,
    Prerefunded 01/15/01 @ 102 (GO)
      6.250% ............  01/15/21        1,000         1,059
                                                      --------
WASHINGTON -- 4.8%
  Washington State (GO)
      6.500% ............  09/01/01        1,900         2,012
  Washington State, Public Power Supply
    Systems, Nuclear Project No. 2,
    Prerefunded 01/01/01 @ 102 (RB)
    Series C
      7.625% ............  07/01/10        2,500         2,694
  Yakima County (GO) (MBIA)
      4.600% ............  11/01/03          295           302
                                                      --------
                                                         5,008
                                                      --------
WEST VIRGINIA -- 0.3%
  West Virginia State, School Building
    Authority, Capital Improvement
    Revenue (RB) (FSA)
      4.500% ............  07/01/03          300           306
                                                      --------
WISCONSIN -- 6.8%
  Cottage Grove (GO) (FSA)
      4.700% ............  08/01/07          260           263
  Milwaukee (GO)
      5.000% ............  06/15/05          300           313
  Wisconsin State, Prerefunded 05/01/02
    @ 100 (GO) Series A
      6.300% ............  05/01/02        3,275         3,492
    Clean Water (RB)
      5.000% ............  06/01/06        3,000         3,109
                                                      --------
                                                         7,177
                                                      --------
TOTAL MUNICIPAL BONDS
   (Cost $99,583) ..............................       101,312
                                                      --------

                                        PAR/SHARES     VALUE
                                           (000)       (000)
                                           -----       -----
MISCELLANEOUS -- 0.1%
  Greystone Tax-Exempt Assets Trust
    Series 1998-1 Cl A (B) (D)
      4.300% ............  06/20/00        $  74      $     75
                                                      --------
TOTAL MISCELLANEOUS
   (Cost $75) ..................................            75
                                                      --------
CASH EQUIVALENT -- 2.0%
  Federated Tax-Free
    Money Market Fund ...                  2,125         2,125
                                                      --------
TOTAL CASH EQUIVALENTS
   (Cost $2,125) ...............................         2,125
                                                      --------
TOTAL INVESTMENTS -- 98.5%
   (Cost $101,783) .............................      $103,512
                                                      ========
OTHER ASSETS AND LIABILITIES,
   NET -- 1.5% ..................................        1,606
                                                      --------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 10,099,999 outstanding shares of
   beneficial interest .........................        98,699
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 421,712 outstanding shares of
   beneficial interest .........................         4,300
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 27,561 outstanding shares of
   beneficial interest .........................           279
  Accumulated net realized gain on investments .           154
  Net unrealized appreciation on investments ...         1,729
  Distributions in excess of net investment income         (43)
                                                      --------
TOTAL NET ASSETS -- 100.0% ......................     $105,118
                                                      ========

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         STATEMENT OF NET ASSETS
                         ARMADA NATIONAL TAX EXEMPT FUND
MAY 31, 1999
                                                      VALUE
                                                      (000)
                                                      -----
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................         $9.96
                                                      ========

NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ...................        $9.97
                                                      ========

MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($9.97 / 95.25%) ...........        $10.47
                                                      ========

NET ASSET VALUE  AND OFFERING
   PRICE PER SHARE -- CLASS B ..................         $9.96
                                                      ========
------------
(A) SECURITY IS BACKED BY A LETTER OF CREDIT BACKEY A MAJOR FINANCIAL
    INSTITUTION.
(B) VARIABLE RATE SECURITY -- THE RATEFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999
(C) ZERO COUPON BOND
(D) PRIVATE PLACEMENT SECURITY
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
BAN -- BOND ANTICIPATION NOTE
CONNLEE -- CONNIE LEE
ETM -- ESCROW TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
FSA -- FEDERAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                         FINANCIAL HIGHLIGHTS
                         ARMADA NATIONAL TAX EXEMPT FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               FOR THE YEAR               FOR THE PERIOD
                                                                            ENDED MAY 31, 1999          ENDED MAY 31, 1998
                                                                     ----------------------------  ---------------------------
                                                                     CLASS I   CLASS A3  CLASS B6            CLASS I1
                                                                     --------  --------  --------            --------
Net asset value, beginning of period ............................    $  10.03  $ 10.04   $  10.23            $  10.00
                                                                     --------  -------   --------            --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income .........................................        0.45     0.41       0.13
  0.07
  Net gain/(loss) on securities (realized and unrealized) .......       (0.04)   (0.04)     (0.26)               0.03
                                                                     --------  -------   --------            --------
     Total from investment operations ...........................        0.41     0.37      (0.13)               0.10
                                                                     --------  -------   --------            --------
LESS DISTRIBUTIONS
  Dividends from net investment income ..........................       (0.45)   (0.41)     (0.14)              (0.07)
  Distribution from net realized capital gains ..................       (0.03)   (0.03)     (0.00)              (0.00)
                                                                     --------  -------   --------            --------
     Total distributions ........................................       (0.48)   (0.44)     (0.14)              (0.07)
                                                                     --------  -------   --------            --------
Net asset value, end of period ..................................    $   9.96  $  9.97   $   9.96            $  10.03
                                                                     ========  =======   ========            ========
TOTAL RETURN ....................................................        4.07%    3.67%4,5  (1.22)%4,5           7.03%2
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..........................    $100,638   $4,205   $    275            $ 80,259
  Ratio of expenses to average net assets .......................        0.36%    0.46%2     1.17%2              0.33%2
  Ratio of net investment income to average
    net assets ..................................................        4.39%    4.29%2     3.58%2              4.62%2
  Ratio of expenses to average net assets before
    fee waivers .................................................        0.87%    0.97%2     1.68%2              0.87%2
  Ratio of net investment income to average net
    assets before fee waivers ...................................        3.88%    3.78%2     3.07%2              4.08%2
  Portfolio turnover rate .......................................          23%      23%        23%                  0%

1  CLASS I COMMENCED OPERATIONS ON APRIL 9, 1998.
2  ANNUALIZED
3 CLASS A COMMENCED OPERATIONS ON JUNE 19, 1998.
4 TOTAL RETURN EXCLUDES SALES CHARGE.
5 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT
  BEEN ANNUALIZED.
6 CLASS B COMMENCED OPERATIONS ON JANUARY 29, 1999.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                     STATEMENT OF NET ASSETS
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
MAY 31, 1999
                                           PAR        VALUE
                          MATURITY        (000)       (000)
                          --------        -----       -----
MUNICIPAL BONDS -- 100.5%
OHIO -- 100.5%
  Allen County Health Care Facilities
    Mennonite Memorial Home
    Project (RB) (A)
      3.300% ............  02/01/18       $1,740      $1,740
  City of Ashland (GO)
      3.950% ............  07/15/99          500         500
  Bay Village (BAN)
      3.790% ............  07/09/99          500         500
  Canton, Pension (GO) (AMBAC)
      3.150% ............  12/01/99          230         230
  Columbus (GO) (A) Series 1995-1
      3.100% ............  06/01/16        1,200       1,200
      3.100% ............  12/01/17        2,000       2,000
  Cuyahoga County (GO) (BAN)
      3.220% ............  09/15/99        1,365       1,365
  Cuyahoga County,
    Hospital Facilities Authority, Cleveland
    Clinic Foundation (RB) (AMBAC) (A)
    Series B
      3.300% ............  01/01/16          680         680
    (RB) (A) Series A
      3.300% ............  01/01/24          500         500
    (RB) (A) Series 1997-D
      3.400% ............  01/01/26        3,500       3,500
    (RB) (A) Series 1996-A
      3.250% ............  01/01/26        2,000       2,000
  Cuyahoga County, Industrial
    Development Authority,
    Allen Group Project (A)
      3.200% ............  12/01/15        1,600       1,600
  Dayton, Ohio (GO) (BAN)
      3.400% ............  03/03/00        1,000       1,001
  Euclid County School District
    (GO) (BAN)
      3.990% ............  06/17/99        1,242       1,242
  Evandale, Industrial Development
    Authority (RB) (A)
      3.350% ............  09/01/15        3,900       3,900
  Fairview Park (GO) (BAN)
      4.000% ............  08/12/99        1,030       1,031
  Franklin County, Hospital Authority,
    Holy Cross Health System (RB) (A)
      3.300% ............  06/01/16        5,000       5,000
  Hillard (GO) Series B
      5.150% ............  12/01/99          280         283
  Hudson City (BAN)
      3.350% ............  09/09/99          440         440

                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Lake County (GO) (BAN)
      3.625% ............  10/07/99       $2,020      $2,024
  Lancaster (GO) (BAN)
      3.600% ............  04/27/00        1,400       1,404
  Lebanon (GO) (BAN)
      3.230% ............  09/02/99          600         600
  Lima Memorial Hospital (RB)
    (A) Series 1996
      3.350% ............  12/01/10        4,000       4,000
  Lorain County, Industrial Development
    Revenue, Elyria Regional Medical
    Center (RB) (A)
      3.350% ............  05/01/22        1,675       1,675
  Louisville (GO) (BAN)
      4.000% ............  05/03/00        1,200       1,205
  Lucas County, Facility Improvement,
    Toledo Zoological Society (A)
      3.250% ............  10/01/05        1,000       1,000
  Marysville (GO) (BAN)
      3.460% ............  09/15/99        1,000       1,001
      3.460% ............  04/13/00          900         902
  Masillion, Ohio (GO) (BAN)
      3.980% ............  01/14/00          550         552
  Mason City School District (GO) (BAN)
      3.680% ............  01/27/00          415         416
  Mayfield School District (GO) (BAN)
      3.450% ............  04/20/00          540         541
  Medina County, Notes (GO)
      3.940% ............  06/17/99        1,000       1,000
  Miamisburg (GO) (BAN)
      3.520% ............  10/14/99          560         561
  New Albany (GO) (MBIA)
      3.100% ............  12/01/99          135         135
  Ohio State,
    Air Quality Development Authority, (GO)
      4.000% ............  08/01/99          500         501
    Air Quality Development Authority, (RB)
      3.100% ............  06/17/99        1,000       1,000
    Air Quality Development Authority,
    Cincinnati Gas & Electric (RB) (A)
      3.350% ............  09/01/30        7,000       7,000
    Series 1985-A
      3.450% ............  12/01/15        2,400       2,400

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                     STATEMENT OF NET ASSETS
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio State,
    Air Quality Development Authority, (RB)
      3.000% ............  06/01/99       $1,000      $ 1,000
    Air Quality Development Authority,
    Duquesne Light (RB)
      3.150% ............  07/08/99        1,955        1,955
    Air Quality Development Authority,
    Timken Project (RB) (A)
      3.250% ............  07/01/03        2,000        2,000
  Ohio State, Arts Facilities Building Fund
     (RB) Series A
      4.750% ............  10/01/99        1,200        1,207
  Ohio State, Building Authority (RB)
      4.000% ............  09/01/99           80           80
  Ohio State, Coal Development Unlimited
     Tax (GO) Series B
      5.000% ............  08/01/99          300          301
  Ohio State, Environmental Improvement,
    US Steel  (A)
      3.900% ............  12/01/01        1,000        1,000
  Ohio State, Higher Educational Facilities,
    (RB) Series A-1
      4.500% ............  12/01/99        1,250        1,260
    Case Western Reserve University (RB)
      5.000%               10/01/99        1,000        1,006
    Kenyon College (RB) (A)
      3.300% ............  08/01/03        2,000        2,000
    Mount Vernon College (RB) (A)
      3.250% ............  09/01/20          820          820
  Ohio State, Pollution Control (RB) (A)
      3.400% ............  05/01/22        1,600        1,600
  Ohio State, Highland Heights (BAN)
      3.250% ............  11/18/99        1,200        1,201
  Ohio State, Public Facilities Commission
    (RB) Series II-A
      5.625% ............  12/01/99          500          506
      4.250% ............  06/01/99        1,000        1,000
      4.500% ............  11/01/99          800          804
  Ohio State University, General
    Receipts (RB) (A)
      3.150% ............  12/01/01          155          155
      3.200% ............  12/01/07        1,250        1,250
      3.200% ............  12/01/27        3,890        3,890

                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio State University, General
    Receipts (RB) (A)
Series 1986-B
      3.150% ............  12/01/06       $1,550      $1,550
  Ohio State, Water Development
    Authority (RB) (A)
      4.200% ............  09/01/18        1,000       1,001
      3.400% ............  05/01/22          900         900
    Water Development Authority,
    Cleveland Electric (RB) (A) Series B
      3.250% ............  08/01/20        4,000       4,000
    Water Development Authority,
    Timken Project (RB) (A)
      3.400% ............  07/01/32          200         200
  Orange City School District
    (GO) (BAN)
      3.440% ............  08/18/99          500         500
  Ross County, Hospital Facilities Authority,
    Adena Health System (RB) (A)
    Series 1998
      3.250% ............  12/01/23        1,000       1,000
    Medical Center Hospital Project
    (RB) (A)
      3.250% ............  12/01/20          460         460
  Rossford, Special Obligation Note,
    Exempted Village (AN)
      4.000% ............  12/01/99          270         271
  Saint Clairsville (GO) (BAN)
      3.510% ............  05/04/00          370         371
  Saint Mary School District (BAN)
      3.840% ............  02/23/00          709         712
  Sandusky City, (GO) (BAN)
      3.875% ............  09/16/99        1,000       1,001
  Scioto County, Volunteer Hospital
    Administration, Central Capital Asset
    Financing Program (RB) (AMBAC) (A)
    Series 1985-C
      3.350% ............  12/01/25          815         815
    Series B
      3.350% ............  12/01/25        2,725       2,725
    Series F
      3.350% ............  12/01/25        2,030       2,030


                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                     STATEMENT OF NET ASSETS
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Seven Hills (GO) (BAN)
      3.410% ............  10/28/99       $1,000     $  1,001
  Southwestern City School District
    (GO) (AMBAC)
      3.000% ............  12/01/99        1,260        1,260
  Summit County (GO) (BAN)
    Series B
      3.630% ............  11/18/99        2,000        2,007
  Toledo, Services Special
    Assessment Note (A)
      3.250% ............  06/01/00        2,000        2,000
  Toledo, Sewer System (RB)
      3.200% ............  11/15/99          755          755
  University of Cincinnati, General
    Receipts (BAN)
      3.260% ............  08/18/99        1,000        1,001
  University of Toledo, General
    Receipts (RB)
      3.600% ............  06/01/99          285          285
  Warren County (RB) (A)
      3.300% ............  07/01/23        2,000        2,000
  Willowick (GO) (BAN)
      3.625% ............  04/27/00          800          802
  Wooster, Industrial Development
    Authority, Allen Group Project
    (RB) (A)
      3.500% ............  12/01/10        2,100        2,100
  Wooster, Waterworks System
    Improvement (GO) (BAN)
      3.300% ............  10/14/99          500          500
                                                     --------
                                                      110,911
                                                     --------
TOTAL MUNICIPAL BONDS
   (Cost $110,911) .............................      110,911
                                                     --------

                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------        -----        -----
CASH EQUIVALENTS -- 0.6%
  Blackrock Funds Ohio Municipal
     Money Market Portfolio                  100     $    100
  Federated Ohio Cash Trust                  520          520
                                                     --------
TOTAL CASH EQUIVALENTS
   (Cost $620) .................................          620
                                                     --------
TOTAL INVESTMENTS -- 101.1%
   (Cost $111,531)* ............................     $111,531
                                                     ========

OTHER ASSETS AND LIABILITIES,
   NET -- (1.1%) ................................      (1,170)
                                                     --------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 99,361,718 outstanding
   shares of beneficial interest ...............       99,362
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 11,019,559 outstanding shares of
   beneficial interest .........................       11,019
  Distributions in excess of net investment income        (20)
                                                     --------
TOTAL NET ASSETS -- 100.0% ......................    $110,361
                                                     ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE -- CLASS I ........       $1.00
                                                     ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE -- CLASS A ........       $1.00
                                                     ========
-------------
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED OHE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999. THE MATURITY DATE SHOWN IS THE LONGER OF THE NEXT RESET DATE OR THE DATE IN WHICH THE PRINCIPAL AMOUNT CAN BE RECOVERED THROUGH DEMAND.
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AN -- ANTICIPATION NOTE
BAN -- BOND ANTICIPATION NOTE
GO -- GENERAL OBLIGATION
MBIA -- MUNIAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                     FINANCIAL HIGHLIGHTS
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
MAY 31, 1999

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                         FOR THE PERIOD
                                                       ENDED MAY 31, 1999
                                                    -----------------------
                                                    CLASS I1       CLASS A1
                                                    --------       --------
Net asset value, beginning of period .............  $  1.00        $  1.00
                                                    -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..........................     0.02           0.02
                                                    -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income ...........    (0.02)         (0.02)
                                                    -------        -------

Net asset value, end of period ...................  $  1.00        $  1.00
                                                    =======        =======
TOTAL RETURN .....................................     2.01%2         1.50%2
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...........  $99,342        $11,019
  Ratio of expenses to average net assets              0.35%3         0.50%3
  Ratio of net investment income to
    average net assets ...........................     2.77%3         2.62%3
  Ratio of expenses to average net assets
    before fee waivers ...........................     0.55%3         0.70%3
  Ratio of net investment income to average net
    assets before fee waivers ....................     2.57%3         2.42%3

1 CLASS I AND CLASS A COMMENCED OPERATIONS ON SEPTEMBER 15, 1998
  AND NOVEMBER 2, 1998, RESPECTIVELY.
2 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
3 ANNUALIZED.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                STATEMENT OF NET ASSETS
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       -----        -----
MUNICIPAL BONDS -- 98.9%
PENNSYLVANIA -- 98.9%
  Allegheny County, Higher Education
    Building Authority, University of
    Pittsburgh Project (RB) (B)
    Series 1985 B
      3.150% ............  07/01/15       $1,180      $1,180
  Allegheny County, Hospital
    Development Authority,
    Presbyterian University Hospital
    Project, (RB) (A) (B) Series B-3
      3.300% ............  03/01/18          935         935
  Allegheny County, Industrial
    Development Authority,
    Environmental-Improvement
    (RB) (A) (B)
      3.150% ............  12/01/32        1,000       1,000
    Longwood at Oakmont Project (RB) (A) (B)
      3.300% ............  07/01/29        2,500       2,500
  Allentown, Water Improvement
    (RB) (AMBAC) (ETM)
      4.500% ............  07/15/99          150         150
  Altoona, Area School District (GO)
      4.900% ............  01/15/00        2,000       2,024
  Armstrong County (GO)
      3.750% ............  06/01/99          110         110
  Beaver County, Industrial Development
    Authority, Duquesne Light
    (TECP) (B)
      3.350% ............  06/09/99        2,000       2,000
      3.350% ............  06/17/99        1,500       1,500
      3.200% ............  07/06/99        2,000       2,000
      3.100% ............  07/09/99        2,000       2,000
  Belle Vernon Area School District
     (GO) (FGIC)
      4.000% ............  10/01/99          500         502
  Bethel Park School District (GO)
      5.250% ............  08/01/99          500         501
    (FSA) Series B
      4.000% ............  08/01/99        1,000       1,001
  Boyertown Area School District (GO)
      3.800% ............  03/01/00          290         291
  Bucks County, Industrial Development
    Authority, USX Corporation Project,
    (RB) (A) Series 1995
      3.100% ............  11/04/99        2,250       2,250
  Bucks County, Water & Sewer
    Authority, Neshaminy Interceptor
    Sewer System (RB)
      5.000% ............  12/01/99          175         176

                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       -----        -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Cheltenham Township School
    District (GO)
      3.050% ............  11/15/99       $  220      $  220
  Chester County (GO)
      4.550% ............  12/15/99          400         403
      4.200% ............  11/15/99          100         100
  College Township, Industrial
    Development Authority,
    Ball Corporation Project
     (RB) (A) (B) Series 1993
      3.250% ............  11/01/11        3,200       3,200
  Conewago Valley School District (GO)
      3.050% ............  09/01/99          465         465
  Cumberland County, Municipal College
    Authority, Dickinson College
     (RB) Series-A
      2.950% ............  11/01/99        1,000       1,000
  Delaware County,
    Industrial Development Authority,
BP Oil Project (RB) (A) (B)
    Series 1995
      3.400% ............  12/01/09        1,500       1,500
      3.400% ............  10/01/19        1,750       1,750
    General Electric Project
    (RB) (B) Series 1997-G
      3.200% ............  12/01/31        5,200       5,200
    PECO Energy (TECP)
      2.850% ............  07/06/99        2,000       2,000
      2.800% ............  07/26/99        1,100       1,100
    Scott Paper Project (RB)
    (A) (B) Series 1984-A
      3.350% ............  12/01/18        4,500       4,500
    United Parcel Service Project
    (RB) (B) Series 1985
      3.200% ............  12/01/15        2,200       2,200
  Delaware County, Villanova
    University (RB)
      3.100% ............  12/01/99          770         770
  East Norriton (GO)
      3.100% ............  08/15/99          285         285
  Emmaus, General Authority
    (RB) (A) (B)
      3.450% ............  03/01/24        2,800       2,800
  Erie, Higher Educational Building
    Authority, Mercyhurst College
    Project (RB) (B)
      7.850% ............  09/15/19        1,500       1,520

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                STATEMENT OF NET ASSETS
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       -----        -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Franklin Regional School District
    (GO) Series A
      3.000% ............  08/15/99       $  290      $  290
  Lancaster County, Donegal
    School District (GO)
      3.000% ............  10/01/99          200         200
  Lancaster, Higher Education Authority,
    Franklin & Marshall College Project,
     (RB) (A) (B) Series 1997
      3.370% ............  04/15/27        3,995       3,995
  Lebanon, Water Authority (RB)
      3.100% ............  12/15/99          415         415
  Lehigh County General Purpose Authority
    Lehigh Valley Hospital, (RB) (B) Series A
      3.250% ............  07/01/28          100         100
  Lehigh County, Prerefunded 10/15/99
    @ 100 (AMBAC) Series A
      6.000% ............  10/15/11          200         202
  Lower Merion Township (GO)
      3.000% ............  09/01/99          185         185
  Mercersburg, General Purpose Authority,
    Mercersburg College Project
    (RB) (A) (B) Series 1997
      3.350% ............  11/01/27        1,000       1,000
  Montgomery County (GO) Series 1999
      2.950% ............  07/15/99        1,000       1,000
  Montgomery County, Prerefunded
    @ 100 07/15/99 (GO) Series A
      6.400% ............  07/15/03          300         301
      6.500% ............  07/15/04          500         502
  Montgomery County, Industrial
    Development Authority,
    Peco Energy (TECP)
      3.400% ............  06/08/99        1,000       1,000
  Montgomery County, Pollution
    Control Revenue, PECO Energy
    (TECP) Series 1994-A
      2.850% ............  07/21/99        5,200       5,200
      2.950% ............  06/10/99        2,000       2,000
      3.100% ............  09/08/99        2,500       2,500
  Northampton County,
    Higher Education Authority,
   Lehigh University (RB)
      4.450% ............  08/15/99          300         301
       Lafayette College
       (RB) (A) (B) Series B
      3.300% ............  11/01/28        1,500       1,500
  Northeastern Pennsylvania, Hospital
    Authority, Hospital Center Services
    Capital Asset Project (TECP)
      3.050% ............  07/30/99        1,000       1,000

                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       -----        -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pennsylvania State (GO)
      4.750% ............  06/15/99       $  250      $  250
      5.300% ............  07/01/99          500         501
      5.600% ............  11/15/99          125         126
      5.250% ............  11/15/99          100         101
      4.625% ............  05/01/00        1,000       1,013
  Pennsylvania State (TECP)
      3.200% ............  07/07/99        2,000       2,000
      4.000% ............  11/01/99        1,000       1,000
    (B)
      4.000% ............  11/01/99        1,300       1,309
  Pennsylvania State, Delaware River
    Joint Toll Bridge Commission
    (RB) (FGIC)
      5.650% ............  07/01/99          500         501
  Pennsylvania State, Higher
    Education Authority,
    Carnegie Mellon University
    Project (RB) (B) Series 1995-C
      3.350% ............  11/01/25          500         500
    Carnegie Mellon University
    Project (RB) (A) (B) Series 1995-B
      3.350% ............  11/01/27        4,400       4,400
    University of Pennsylvania
    Health Services Project (RB) (A) (B)
    Series C
      3.450% ............  01/01/26        2,000       2,000
  Pennsylvania State, Highway
    Improvement (RB)
      4.000% ............  06/01/99        1,040       1,040
  Pennsylvania State, Infrastructure
    Authority (RB)
      5.000% ............  09/01/99        1,000       1,004
  Pennsylvania State, Intergovernmental
    Cooperative Authority,
    Philadelphia Funding Program,
    Special Tax (RB) (FGIC)
      5.750% ............  06/15/99        2,000       2,002
      3.200% ............  06/15/99          315         315
  Pennsylvania State, Public School
    Building Authority, Allegheny County
    Project (RB) Series E
      3.750% ............  11/01/99          200         201
  Pennsylvania State, Turnpike
    Commission (RB)
    Series K
      7.500% ............  12/01/99          200         206
    Series P
      5.100% ............  12/01/99          150         151
    Series Q (B)
      3.350% ............  06/01/28        2,800       2,800

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                STATEMENT OF NET ASSETS
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       -----        -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Philadelphia, Hospital & Higher
    Educational Facility Authority,
    Children's Hospital Project
    (RB) Series 1992B
      4.750% ............  02/15/00       $  375     $    379
    (B)
      3.350% ............  03/01/27        4,300        4,300
    (RB) (A) (B) Series 1996-A
      3.350% ............  03/01/27        1,000        1,000
  Philadelphia, Industrial Development
    Authority,
    Fox Chase Cancer Center
    Project (RB) (A) (B) Series 1997
      3.400% ............  07/01/25        5,000        5,000
    Chemical Heritage Foundation
    Project (RB) (B)
      3.250% ............  07/01/27        1,000        1,000
  Pittsburgh, Urban Redevelopment
    Authority, Mortgage Revenue,
    Series D
      3.150% ............  12/01/99        1,170        1,170
  Pocono Mountain School District
    (GO) Series AA
      4.000%               09/01/99          380          381
  Quakertown, General Authority
    (RB) (A) (B) Series A
      3.450% ............  07/01/26        3,850        3,850
      3.450% ............  06/01/28          700          700
  Reading, Public Development
    Improvement (GO)
      5.000% ............  11/15/99          275          278
  Reynolds School District (GO) (A)
      3.600% ............  10/01/99          105          105
  Sayre, Healthcare Facility Authority,
    Capital Asset Finance Group
    (RB) (AMBAC) (B)
      3.300% ............  12/01/20        3,700        3,700
  Schuylkill County, Redevelopment
    Authority (FGIC) (A)
      6.450% ............  06/01/99          150          150
  Scranton-Lackawanna, Health & Welfare
    Authority, University of Scranton,
    (RB) (A)
      3.250% ............  11/01/99        1,665        1,665
  Shaler Area School District
    (GO) Series B
      3.700% ............  09/01/99          720          720

                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       -----        -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  South Butler County School District (GO)
      4.250% ............  10/01/99       $  300     $    301
  Spring Cove School District (GO)
      2.998% ............  10/01/99          290          290
  Temple University, Funding Obligations,
    Callable @100 10/01/99 Series 1999
      3.150%               05/12/00        1,000        1,000
  Upper State Clair Township (GO)
      3.600% ............  10/15/99          405          405
  Venango, Pollution Control Revenue
    (RB) (A) (B)
      3.750% ............  12/01/12          895          895
  Washington County, Authority Lease
    (RB) (A) (B) Series 1985
      3.250% ............  11/01/05        4,560        4,560
  West Allegheny School District
    (GO) Series B
      3.050% ............  08/15/99          265          265
  West Chester School District (GO)
      3.050% ............  11/15/99          185          185
  West Perry School District (GO)
      3.000% ............  10/01/99          185          185
  West View, Municipal Water
    Authority (RB)
      4.150% ............  11/15/99        1,000        1,006
  West York Area School District
     (GO) (FSA)
      3.600% ............  09/01/99          200          200
  York County, General Authority Pooled
    Financing, School District of
     Harrisburg (RB) (AMBAC) (A) (B)
    Sub Series 96-b
      3.400% ............  09/01/26        2,000        2,000
  York County, Industrial Development
    Authority,
    PECO Energy Project (RB) (A) (B)
    Series A
      3.300% ............  08/01/16        1,000        1,000
    Public Service Electric &
    Gas Project (RB) (MBIA) (B)
    Series 1995-A
      3.300%               09/01/20          600          600
                                                     --------
                                                      129,534
                                                     --------
TOTAL MUNICIPAL BONDS
   (Cost $129,534) .............................      129,534
                                                     --------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                STATEMENT OF NET ASSETS
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                         NUMBER
                                        OF SHARES      VALUE
                                          (000)        (000)
                                          -----        -----
CASH EQUIVALENTS -- 0.2%
  Blackrock Pennsylvania Municipal
    Money Market Fund ...                    100     $    100
  Federated Pennsylvania Cash Trust Fund     219          219
                                                     --------
TOTAL CASH EQUIVALENTS
   (Cost $319) .................................          319
                                                     --------
TOTAL INVESTMENTS -- 99.1%
   (Cost $129,853)* ............................     $129,853
                                                     ========

OTHER ASSETS AND LIABILITIES,
   NET -- 0.9% .................................        1,183
                                                     --------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no
   par value) based on 77,207,813
   outstanding shares of beneficial interest ...       77,208
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   53,824,158 outstanding shares of
   beneficial interest .........................       53,824
  Undistributed net investment income ..........           17
  Accumulated net realized loss on investments .          (13)
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $131,036
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I .............................       $1.00
                                                     ========

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS A ........................        $1.00
                                                     ========

--------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.

(A) SECURITIES ARE BACKED BY A LETTER OF CREDIT BACKED BY A MAJOR FINANCIAL INSTITUTION. THE MATURITY DATE SHOWN IS THE LONGER THE NEXT RESET DATE OR THE DATE IN WHICH THE PRINCIPAL AMOUNT CAN BE RECOVERED THROUGH DEMAND.
(B) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999.
AMBAC -- AMERICAN MUNICIPBOND ASSURANCE CORPORATION
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERALARANTY INSURANCE COMPANY
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
TECP -- TAX EXEMPT COMMERCIAL PAPER

                              See Accompanying Notes

[ARROW GRAPHIC OMITTED

                 FINANCIAL HIGHLIGHTS
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                FOR THE YEAR ENDED MAY 31,
                                                 ----------------------------------------------------------
                                                        1999                1998                1997
                                                 ----------------------------------------------------------
                                                 CLASS I   CLASS A   CLASS I   CLASS A   CLASS I3  CLASS A4
                                                 ------------------  --------  --------  --------  --------
Net asset value, beginning of period .........   $   1.00  $   1.00  $   1.00      1.00      1.00  $   1.00
                                                 --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ......................       0.03      0.03      0.03      0.03      0.03      0.02

LESS DISTRIBUTIONS
  Dividends from net investment income .......      (0.03)    (0.03)    (0.03)    (0.03)    (0.03)    (0.02)
                                                 --------  --------  --------  --------  --------  --------
Net asset value, end of period ...............   $   1.00  $   1.00  $   1.00    $ 1.00  $   1.00    $ 1.00
                                                 ========  ========  ========  ========  ========  ========
TOTAL RETURN .................................       2.92%     2.76%5    3.41%     3.29%5    3.26%     3.18%1
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......   $ 77,214  $ 53,822   $73,264  $ 33,375    $60,876 $ 20,830
  Ratio of expenses to average net assets ....       0.34%     0.49%     0.34%     0.46%     0.41%     0.46%1
  Ratio of net investment income to average
   net assets ................................       2.82%     2.67%     3.35%     3.23%     3.20%     3.27%1
  Ratio of expenses to average net assets
   before fee waivers ........................       0.59%     0.74%     0.58%     0.71%     0.74%     0.71%1
  Ratio of net investment income to average
   net assets before fee waivers .............       2.57%     2.42%     3.11%     2.98%     2.87%     3.02%1



                                                     FOR THE           FOR THE          FOR THE
                                                   PERIOD ENDED        YEAR ENDED      PERIOD ENDED
                                                   MAY 31, 19963     APRIL 30, 19963  APRIL 30, 19953
                                                   ------------      --------------   --------------
Net asset value, beginning of period .........       $   1.00           $   1.00         $   1.00
                                                     --------           --------         --------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income ......................           0.00               0.03             0.02

LESS DISTRIBUTIONS
  Dividends from net investment income .......          (0.00)             (0.03)           (0.02)
                                                     --------           --------         --------
Net asset value, end of period ...............       $   1.00           $   1.00         $   1.00
                                                     ========           ========         ========
TOTAL RETURN .................................           0.28%2            3.36%             2.32%2
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......       $ 68,742           $ 70,422         $ 56,668
  Ratio of expenses to average net assets ....           0.55%1             0.55%            0.55%1
  Ratio of net investment income to average
   net assets ................................           3.24%1             3.29%            3.21%1
  Ratio of expenses to average net assets
   before fee waivers ........................           0.97%1             0.96%            1.04%1
  Ratio of net investment income to average
   net assets before fee waivers .............           2.82%1             2.88%            2.72%1

1 ANNUALIZED.
2 RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
3 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF THE PREDECESSOR FUND
  THROUGH SEPTEMBER 6, 1996. THE PREDECESSOR FUND COMMENCED OPERATIONS ON AUGUST 10, 1994. DURING 1996, THE PREDECESSOR FUND CHANGED ITS FISCAL YEAR-END FROM APRIL 30 TO MAY 31.
4 CLASS A COMMENCED OPERATIONS ON SEPTEMBER 11, 1996.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- 101.2%
ALASKA -- 1.5%
  Valdez, Marine Terminal,
    Arco Transportation Project
    (RB) (A) (B) Series 1994-B
      3.300% ............  05/01/31      $ 6,000      $ 6,000
    (RB) (A) Series 1994-A
      2.800% ............  06/10/99        3,300        3,300
                                                      -------
                                                        9,300
                                                      -------
ARIZONA -- 4.6%
  Arizona State, School District (TRAN)
      4.100%               07/30/99        1,500        1,501
  Maricopa County, Pollution Control
    Revenue, Southern California Edison
    Project (TECP)
      2.850% ............  06/16/99        1,000        1,000
      2.850% ............  06/17/99        1,150        1,150
      3.050% ............  07/29/99        2,000        2,000
      3.050% ............  08/12/99        2,600        2,600
    Series D
      2.950% ............  06/10/99        1,000        1,000
    Series E
      2.800% ............  06/11/99        2,000        2,000
    Series F
      3.050% ............  07/23/99        3,250        3,250
  Arizona State, Agricultural
    Improvement & Power District,
    Salt River Project (TECP)
      2.700% ............  06/15/99        4,000        4,000
      3.050% ............  08/11/99        1,370        1,370
      3.150% ............  09/13/99        3,000        3,000
    Series B
      3.150% ............  07/15/99        6,000        6,000
                                                      -------
                                                       28,871
                                                      -------
COLORADO -- 2.1%
  Colorado Springs, Utility (RB)
      6.100%               11/15/99          820          831
  Colorado State, Health Facilities Authority,
    Catholic Health Initiatives
    (RB) (A) (B) Series B
      3.300% ............  12/01/25        7,700        7,700
    North Colorado Medical Center
    (RB) (A) (B)
      3.200% ............  05/15/20        4,300        4,300
                                                      -------
                                                       12,831
                                                      -------
CONNECTICUT -- 0.6%
  Connecticut State (GO) Series C
      3.500% ............  10/15/99        4,000        4,010
                                                      -------

                                           PAR        VALUE
                         MATURITY         (000)       (000)
                         --------         -----       -----
MUNICIPAL BONDS -- CONTINUED
FLORIDA -- 2.9%
  Gainesville, Utilities System (TECP)
      3.100%               06/22/99       $3,251      $ 3,251
  Jacksonville, Pollution Control Revenue,
     Florida Power & Light (TECP)
      2.750% ............  06/15/99        5,810        5,810
      3.450% ............  06/17/99        5,000        5,000
      2.850% ............  06/17/99        2,450        2,450
      3.050% ............. 08/11/99        1,700        1,700
                                                      -------
                                                       18,211
                                                      -------
GEORGIA -- 3.8%
  Burke County, Pollution Control
    Revenue, Oglethorne Power Plant,
    Vogtle Project (A) (B) Series 1995
      3.400% ............  04/01/25        5,000        5,000
  Georgia State, Municipal
    Electric Authority
      3.400%               06/08/99        5,435        5,435
  Georgia State, ........
Agency Project (RB) (A) (B) Series C
      3.300% ............  11/01/07        7,800        7,800
    Municipal Gas Authority Southern
Portfolio Project (RB) (A)
      3.100% ............  09/08/99        3,585        3,585
    Savannah, Development Authority,
     Downtown Parking Authority
    (RB) (A) (B)
      3.200% ............  09/01/05        2,000        2,000
                                                      -------
                                                       23,820
                                                      -------
ILLINOIS -- 3.2%
  Illinois State, Educational Facilities
    Authority, Northwestern University
    (RB) (A) (B)
      3.300% ............  03/01/28        8,736        8,736
  Illinois State, Fox Valley Park (GO)
      3.375% ............  12/15/99        2,975        2,979
  Illinois State, Health Facilities Authority,
    Advocate Healthcare Network
     (RB) (A) (B) Series B
      3.300% ............  08/15/22        4,965        4,965
  Illinois State, Health Facilities Authority,
    Evanston Northwestern (RB)
      3.700% ............  06/01/99        2,000        2,000
  Illinois State, Hospital Development
    Finance Authority, Palos Community
    Hospital (RB) (A) (B) Series 1994-2
      3.300% ............  11/15/11        1,500        1,500
                                                      -------
                                                       20,180
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
INDIANA -- 8.9%
  Evansville, Economic Development
    Authority, Ball Corporation Project
    (RB) (A) (B)
      3.250% ............  12/01/08       $1,500      $ 1,500
  Indiana State, Bond Bank Advance
    Funding Program Notes, Series A2
      3.500% ............  01/19/00        2,550        2,558
  Indiana State, Health Facilities Finance
    Authority (RB) (A) (B)
      3.300% ............  12/01/02        1,000        1,000
      3.300% ............  08/01/06        3,400        3,400
  Indiana State, Hospital Equipment
    Finance Authority (RB) (A) (B)
      3.300% ............  12/01/15       11,200       11,200
  Purdue University, Indiana Universities
     Trustees Student Fee (RB) (A) (B)
    Series E
      3.250% ............  07/01/11        5,465        5,465
    Series H
      3.250% ............  07/01/17        4,965        4,965
    Series L
      3.250% ............  07/01/20          905          905
    Series O
      3.250% ............  07/01/19        5,850        5,850
  Sullivan, Hoosier Energy (TECP)
    Series F
      2.950% ............  06/10/99        1,500        1,500
      3.050% ............  08/13/99        4,545        4,545
  Series L2
      3.050% ............  07/30/99        4,000        4,000
    Series L4
      2.800% ............  06/11/99        4,295        4,295
  Sullivan, National Rural Utilities (RB)
      3.100% ............  06/21/99        4,500        4,500
                                                      -------
                                                       55,683
                                                      -------
KENTUCKY -- 1.4%
  Jefferson County, Louisville
    Gas & Electric (TECP)
    Series1996-A
      3.250% ............  06/16/99        4,000        4,000
      3.000% ............  06/24/99        2,000        2,000
  Kentucky State, Economic Development,
    Turnpike Authority (RB)
      7.250% ............  05/15/00        1,000        1,053
  Lexington-Fayette, Urban County
    Public Facility (RB)
      3.500% ............  05/01/00        1,550        1,554
                                                      -------
                                                        8,607
                                                      -------

                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
LOUISIANA -- 0.3%
  Louisiana State, Parrish of Saint James,
    Pollution Control Revenue,
    Texaco Project, Series 1988 A
      3.250% ............  07/29/99      $ 2,000      $ 2,000
                                                      -------
MAINE -- 0.4%
  Maine State, Health & Higher
    Education Facilities Authority
    (RB) (A) (B) Series C
      3.350% ............  12/01/25        2,600        2,600
                                                      -------
MARYLAND -- 0.8%
  Montgomery County (TECP)
      3.350% ............  06/25/99        3,000        3,000
  Washington Suburban Station,
     Sanitation Authority (BAN) (A) (B)
      3.250% ............  08/01/04        2,000        2,000
                                                      -------
                                                        5,000
                                                      -------
MASSACHUSETTS -- 0.1%
  Massachusetts State (GO) (FGIC)
      7.250% ............  03/01/09          725          761
                                                      -------
MICHIGAN -- 2.4%
  Michigan State, Building Authority
    (TECP) Series 1
      3.150% ............  08/05/99        2,000        2,000
  Michigan State, Housing Development
    Authority, Pine Ridge (RB) (A) (B)
      3.250% ............  10/01/17        3,900        3,900
  Michigan State, Municipal Bond
    Authority (RB)
    Series 1998-D1
      3.580% ............  08/27/99        2,000        2,003
      3.500% ............  12/01/99        2,000        2,006
    Series 1998-B2
      4.500% ............  07/02/99        2,000        2,002
  Michigan State, Truck Line
    (FGIC) (RB) Series B
      4.700% ............  11/15/99        1,780        1,794
  Michigan Technological University,
    Board of Control (RB) (A) (B)
     Series A
      3.300% ............  10/01/18        1,000        1,000
                                                      -------
                                                       14,705
                                                      -------
MINNESOTA -- 8.4%
  Becker, Pollution Control Revenue,
  Northern States Power (TECP)
      2.950% ............  06/09/99        2,200        2,200
      2.850% ............  06/16/99        2,000        2,000
      3.100% ............  06/23/99        5,000        5,000
      3.050% ............  07/30/99        4,000        4,000
      3.150% ............  08/25/99        2,000        2,000

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
MINNESOTA -- CONTINUED
  Hennepin County (GO) (A) (B) Series C
      3.150% ............  12/01/04      $ 6,100      $ 6,100
      3.150% ............  12/01/10        4,000        4,000
  Minneapolis (GO) (A) (B) Series 1997-B
      3.150% ............  12/01/07        5,850        5,850
  Minneapolis, University Gateway Project
    (GO) (A) (B) Series B
      3.200% ............  12/01/27        6,350        6,350
  Minnesota State (GO)
      6.400% ............  08/01/99        3,000        3,018
  Minnesota State, School Districts
    Tax & Aid Anticipation Borrowing
    Certificate,
    Series A    3.000%     02/03/00        2,000        2,000
    Series B ............
      2.950% ............  02/24/00        2,000        2,000
  Olmsted County, Human Services
    Campus Infrastructure (RB) (A) (B)
      3.200% ............  08/01/05        3,755        3,755
  Rochester, Healthcare Facilities,
    Mayo Foundation, (TECP) Series E
      3.150% ............  07/14/99        4,100        4,100
                                                      -------
                                                       52,373
                                                      -------
MISSISSIPPI -- 1.8%
  Forest, Industrial Development
     (RB) (A) (B)
      3.300% ............  10/01/12        8,000        8,000
  Jackson County, Water System (GO)
      2.900% ............  08/02/99        2,200        2,200
  Mississippi State (GO) Series E
      5.000% ............  09/01/99        1,000        1,005
                                                      -------
                                                       11,205
                                                      -------
MISSOURI -- 0.8%
  Missouri State, Health & Educational
    Facility Authority,
    School District Advance Funding Note
      4.250% ............  09/13/99        2,000        2,003
    Sisters of Mercy (RB) (A) (B) Series C
      3.200% ............  06/01/19        2,100        2,100
    (RB) (A) (B) Series D
      3.200% ............  06/01/19        1,000        1,000
                                                      -------
                                                        5,103
                                                      -------
NEBRASKA -- 0.3%
  Nebraska State, Public Power
    District (RB)
      5.000% ............  07/01/99        2,000        2,003
                                                      -------

                                           PAR        VALUE
                         MATURITY         (000)       (000)
                         --------         -----       -----
MUNICIPAL BONDS -- CONTINUED
NEVADA -- 1.2%
  Clarke County, Flood Control
    District (GO)
      4.500% ............  11/01/99      $ 4,640      $ 4,664
  Henderson, Water & Sewer (GO)
      5.000% ............  09/01/99        2,860        2,872
                                                      -------
                                                        7,536
                                                      -------
NEW HAMPSHIRE -- 0.3%
  New Hampshire State, Higher Education
    & Health Facilities (RB) (A) (B)
    Series E
      3.350% ............  12/01/25        1,000        1,000
  New Hampshire State (GO)
      5.000% ............  02/01/00        1,000        1,012
                                                      -------
                                                        2,012
                                                      -------
NEW YORK -- 0.2%
  New York State, Public Improvements
    (GO) (A) (B) Series A-9
      3.200% ............  08/01/18        1,415        1,415
                                                      -------
NORTH CAROLINA -- 3.3%
  North Carolina State, Educational
    Facilities,
    Bowman Gray School of Medicine
    Project (RB) (A) (B)
      3.250% ............  09/01/20       10,600       10,600
    Guilford College
    (RB) (MBIA) (A) (B)
      3.300% ............  05/01/24        2,000        2,000
  Winston-Salem, Municipal Leasing
     (RB) (A) (B)
      3.250% ............  07/01/03        7,800        7,800
                                                      -------
                                                       20,400
                                                      -------
OHIO -- 19.8%
  Cleveland (GO) (MBIA)
      4.000% ............  08/01/99          100          100
  Columbus (GO) (B) Series 1
      3.100% ............  12/01/17          400          400
  Columbus (TRAN) (B) Series 1995-1
      3.100% ............  06/01/16        4,750        4,750
  Cuyahoga County, Hospital Facilities
    Authority, Cleveland Clinic Foundation
    (RB) (A) (B) Series 1996-B
      3.300% ............  01/01/26        5,800        5,800
    (RB) (AMBAC) (B) Series 1997-A
      3.300% ............  01/01/16          860          860
    Refunding (RB) (AMBAC) (B)
    Series B
      3.300% ............  01/01/16          280          280

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Cuyahoga County, Hospital Facilities
    Authority, Cleveland Clinic Foundation
(RB) (A) (B) Series 1997-D
      3.400% ............  01/01/26      $ 7,250        7,250
  Dublin County, City School District
    (GO) (MBIA)
      4.000% ............  12/01/99          155          156
  Ohio State, Water Improvement (BAN)
      4.200% ............  12/02/99        1,500        1,502
  Erie County (BAN)
      4.250% ............  06/01/99        2,000        2,000
  Franklin County, Hospital Authority,
    Holy Cross Health System
    (RB) (A) (B)
      3.300% ............  06/01/16        3,800        3,800
  Greater Cleveland, Regional
    Transportation Authority (GO) (FGIC)
      4.450% ............  12/01/99          100          101
  Lake County (GO) (BAN)
      3.375% ............  10/07/99        1,807        1,809
  Lima Memorial Hospital (RB) (B)
     Series 1996
      3.350% ............  12/01/10          310          310
  Lucas County (GO) (FGIC)
      5.000% ............  12/01/99          600          606
      4.100% ............  12/01/99          100          101
  Mahoning County (RB) (MBIA) (B)
      3.250% ............  12/01/28       11,600       11,600
  Masillon (GO) (BAN)
      3.730% ............  01/14/00        1,800        1,805
  Mason County, City School District
     (GO) (BAN) Series 1999
      3.380% ............  02/17/00          750          752
  Milford (GO) (BAN)
      3.300% ............  03/01/00        1,160        1,162
  Monroe, Unlimited Notes (GO)
      3.350% ............  10/07/99        2,400        2,401
  Muskingum County (GO) (BAN)
      3.750% ............  06/01/00        2,650        2,658
  Northeast Ohio, Regional Sewer District
     (RB) (AMBAC)
      4.200% ............  11/15/99        1,000        1,005
  Northwest Ohio School District
    (GO) (FGIC)
      3.900% ............  12/01/99          100          100
  Ohio State, Air Quality Development
    Authority, Cincinnati Gas & Electric
    (RB) (B) Series 1985-A
      3.450% ............  12/01/15        2,300        2,300
    (RB) (A) (B)
      3.450% ............  12/01/15        1,050        1,050

                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio State, Air Quality Development
    Authority, Cleveland Electric
    Illuminating Co. (TECP)
      3.100% ............  06/16/99      $ 2,500        2,500
    Ohio Edison Project (RB) (A) (B) Series A
      2.950% ............  02/01/15        3,000        3,000
    USX Corp. (RB)
      3.000% ............  06/01/99        1,115        1,115
  Ohio State, Higher Education Authority,
    Lake Erie Project (RB) (A) (B)
      3.320% ............  12/01/16        4,780        4,780
  Ohio State, Infrastructure Development
    Authority (RB)
      4.250% ............  12/15/99        1,685        1,696
  Ohio State, Public Facilities, Higher
    Education Commission (RB) Series II-B
      4.250% ............  06/01/99          250          250
  Ohio State, School District Tax
    Anticipation Certificate, Series B
      4.050% ............  06/30/99        1,000        1,000
  Ohio State University, General Receipts
    (RB) (B) Series 1986-B
      3.150% ............  12/01/06       10,310       10,310
  Ohio State Water Development
    Authority (RB)
      6.500% ............  09/01/99        1,615        1,629
  Orange City, State School District
      3.460% ............  08/18/99        2,000        2,001
    (GO) (BAN)
      3.440% ............  08/18/99        4,500        4,504
  Orrville, Electric System
     (RB) (AMBAC)
      4.100% ............  12/01/99          200          201
  Pike Delta, York School (BAN)
      3.480% ............  03/02/00        1,850        1,855
  Ross County, Hospital Facilities
    Authority, Medical Center Hospital
    Project (RB) (B)
      3.250% ............  12/01/20          150          150
    Adena Health System
    (RB) (B) Series 1998
      3.250% ............  12/01/23        1,800        1,800
  Scioto County, Volunteer Hospital
    Administration, Central Capital Asset
    Financing Program
    (RB) (AMBAC) (A) (B) Series D
      3.350% ............  12/01/25          600          600
    (RB) (A) (B) Series E
      3.350% ............  12/01/25          590          590
    (RB) (A) (B) Series G
      3.350% ............  12/01/25          800          800

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Southwest Licking, School District
    (AN)
      3.750% ............  06/15/99      $ 1,000     $  1,000
    Series B
      3.730% ............  07/20/99        1,500        1,501
  Summit County (TRAN)
      4.250% ............  06/03/99        8,000        8,000
  Summit County (GO) (BAN)
      3.800% ............  06/01/00        8,000        8,046
  Sycamore, Community School
    District (AN)
      3.850% ............  07/28/99        1,000        1,001
  Toledo, Services Special Assessment
    Notes (A) (B) Series B
      3.250% ............  06/01/00        4,220        4,220
  Twinsburg, Ohio Local School
    District (GO)
      5.750% ............  12/01/99          200          203
  University of Cincinnati, General Receipts
 (BAN)
      3.260% ............  12/21/99        1,375        1,377
    (RB)
      4.150% ............  06/01/99          235          235
  Warren County, (GO)
      4.150% ............  12/01/99          115          116
  Warren County, Health Facilities/
    Otterbein Homes (RB) (A) (B)
      3.300% ............  07/01/23        1,900        1,900
  Washington Water System Improvement
    (BAN)
      3.250% ............  11/18/99        1,550        1,552
  Whitehall (GO) (AMBAC)
      4.100% ............  12/01/99          100          101
  Wooster, Industrial Development
    Authority, Allen Group Project (RB) (B)
      3.500% ............  12/01/10          700          700
                                                     --------
                                                      123,391
                                                     --------
PENNSYLVANIA -- 10.7%
  Allegheny County, Higher Educational
    Carnegie Mellon University Building
    Authority (RB) (A) (B)
      3.350% ............  12/01/03        2,000        2,000
  Allegheny County, Industrial
    Development Authority,
    Environmental Improvement, USX
    (RB) (A) (B)
      3.150% ............  12/01/32       10,000       10,000



                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA --CONTINUED
  Beaver County, Pollution Control
    Revenue,
    Atlantic Richfield Project (RB) (A) (B)
      3.400% ............  12/01/20      $ 1,000     $  1,000
    Duquesne Light
    Project (TECP)
      3.100% ............  07/09/99        2,500        2,500
  Delaware County, Industrial
    Development Authority,
    PECO Energy (TECP)
      2.850% ............  07/06/99        2,000        2,000
  Delaware County, Pollution Control
    Revenue, PECO Energy
    (TECP) (FGIC)
      3.100% ............  07/30/99        2,000        2,000
  Delaware Valley, Finance Authority,
    Local Government (RB) (A) (B)
    Series D
      3.200% ............  08/01/16        2,700        2,700
  Emmaus, General Authority
    (RB) (A) (B)
      3.250% ............  12/01/28        3,000        3,000
    (RB) (A) (B) Series G-9
      3.450% ............  03/01/24        1,000        1,000
    (RB) (A) (B) Series E-11
      3.450% ............  03/01/24          100          100
      3.450% ............  03/01/24        1,600        1,600
  Lehigh County, Lehigh Valley Hospital
    (RB) (Mbia) (A) (B) Series B
      3.250% ............  07/01/29        4,900        4,900
  Northampton County, Higher Education
    Authority, Lafayette College
    (RB) (A) (B) Series B
      3.300% ............  11/01/28        2,000        2,000
  Pennsylvania State (TECP)
      3.200% ............  07/07/99        3,000        3,000
  Pennsylvania State, Economic
    Development Authority (RB) (AMBAC)
      5.000% ............  01/01/00        2,000        2,022
  Pennsylvania State, Higher Education
    Facility,
    Carnegie Mellon University Project,
    (RB) (A) (B) Series C
      3.350% ............  11/01/29        2,400        2,400
    University of Pennsylvania
    Health Services Project (RB) (A) (B)
    Series C
      3.450% ............  01/01/26        6,000        6,000

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----


MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pennsylvania State, Turnpike
    Commission (RB) Series P
      5.100% ............  12/01/99     $  1,150      $ 1,161
  Philadelphia, Industrial Development
    Authority, Fox Chase Cancer Center
     Project (RB) (A) (B) Series 1997
      3.400% ............  07/01/25        6,200        6,200
  Quakertown, Hospital Facilities Authority
    (RB) (A) (B)
      3.450% ............  07/01/05        4,700        4,700
  Sayre, Healthcare Center Facility
    Authority (RB) (AMBAC) (B)
      3.300% ............  12/01/20        3,000        3,000
  University of Pennsylvania (GO) (A) (B)
      3.450%               01/01/24          100          100
  Washington County, Authority Lease
    (RB) (A) (B) Series 1985
      3.250% ............  11/01/05        3,730        3,730
                                                      -------
                                                       67,113
                                                      -------
SOUTH CAROLINA -- 1.0%
  Lexington, Water & Sewer System (AN)
      3.500% ............  10/15/99        1,000        1,002
  Oconee County School District (GO)
      6.100% ............  03/01/00        1,505        1,538
  South Carolina State, Public Service,
    Santee Cooper Project (TECP)
      3.150% ............  07/22/99        1,500        1,500
  York County, Pollution Control Revenue,
    North Carolina Electric Cooperative
    (RB) (A) (B) Series N3
      3.000% ............  09/15/14        2,000        2,000
                                                      -------
                                                        6,040
                                                      -------
TENNESSEE -- 2.9%
  Sevier County, Public Building Authority
    (RB) (AMBAC) (B)
      3.250% ............  06/01/17        3,105        3,105
      3.250% ............  06/01/27        2,500        2,500
  Tennessee State (A) (B) (GO), Puttable
    Trust Receipts @ 108 Series
      3.370% ............  05/01/14        2,000        2,000
  Tennessee State, School Bond
    Authority (TECP)
      3.100% ............  06/16/99        1,000        1,000
      3.150% ............  07/29/99        5,800        5,800
      2.950% ............  08/18/99        3,400        3,400
                                                      -------
                                                       17,805
                                                      -------

                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
TEXAS -- 4.2%
  Austin, Combined Utility System (TECP)
      3.200% ............  06/24/99       $3,600      $ 3,600
  Gulf Coast, Industrial Development
    Authority, Amoco Oil Project
    (RB) (A) (B)
      3.000% ............  06/01/25        2,500        2,500
  Red River Authority, Pollution Control
    Revenue, Southwestern Public
    Service Company Project
    (RB) (A) (B)
      3.450% ............  07/01/11       10,000       10,000
  San Antonio (GO)
      5.000% ............  08/01/99        1,355        1,358
  Stephen F. Austin, University of Texas
    (RB) (MBIA) Series A
      6.250% ............  10/15/99          600          607
  Texas State (TECP)
      2.950% ............  08/23/99        3,000        3,000
  University of Texas,
    Permanent University Fund (RB)
      3.150% ............  09/15/99        2,000        2,000
  Revenue Financing System (RB)
Series A
      5.400% ............  08/15/99        1,320        1,327
    Series B
      5.000% ............  08/15/99        1,550        1,557
                                                      -------
                                                       25,949
                                                      -------
UTAH -- 2.8%
  Emery County, Pollution Control
    Revenue, Pacificorp Project
     (RB) (A) (B)
      3.250% ............  07/01/15        2,700        2,700
  Intermountain Power (TECP)
    Series 1997-B
      2.950% ............  06/08/99        2,000        2,000
      3.050% ............  08/13/99        1,000        1,000
    Series 1985-F
      3.100% ............  08/12/99        1,500        1,500
  Utah State Highway (GO)
      3.150% ............  08/16/99        2,000        2,000
      3.150% ............  08/16/99        3,000        3,000
  Utah University, Auxiliary & Campus
    Facilities (RB) (A) (B) Series 1997-A
      3.300% ............  04/01/27        5,050        5,050
                                                      -------
                                                       17,250
                                                      -------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                           PAR         VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
VERMONT -- 0.4%
  Vermont State (GO)
      6.800% ............  02/01/00      $ 1,300     $  1,331
    Series A
      4.250% ............  01/15/00        1,215        1,224
                                                     --------
                                                        2,555
                                                     --------
VIRGINIA -- 3.3%
  Hampton, Hospital Facilities Authority,
    Sentara Health System (RB) Series B
      3.050% ............  08/12/99        2,300        2,300
  Roanoke, Industrial Development
    Authority, Roanoke Memorial Hospital
    (RB) (A) (B) Series A
      3.400% ............  07/01/19        5,000        5,000
      3.400% ............  07/01/27        6,200        6,200
  Virginia State, Peninsula Ports Authority,
    Coal Terminal, Dominion Project (RB)
     Series PJ-B
      3.000% ............  06/04/99        2,835        2,835
  Virginia State, Public School Authority
    (RB)
      5.000% ............  08/01/99        3,105        3,116
      4.000% ............  08/01/99        1,185        1,187
                                                     --------
                                                       20,638
                                                     --------
WASHINGTON -- 1.5%
  Chelan County, Chelan Homes
    (RB) (A) (B)
      3.250% ............  06/01/15        4,260        4,260
  Washington State, Healthcare Facility
    Authority, Fred Hutchinson Cancer
    Research Center (RB) (A) (B)
    Series 1991-A
      3.500% ............  01/01/18          200          200
    (RB) (B)
      3.500% ............  01/01/23        5,000        5,000
                                                     --------
                                                        9,460
                                                     --------
WISCONSIN -- 4.2%
  Kenosha (TRAN)
      3.380% ............  09/28/99        2,000        2,000
  Oak Creek, Pollution Control Revenue,
    Wisconsin Electric Power Company
    Project (RB) (A) (B)
      3.400% ............  08/01/16        3,300        3,300
  Wisconsin State (GO)
      4.800% ............  11/01/99        1,250        1,259
  Wisconsin State (TECP)
      3.150% ............  09/13/99        3,154        3,154
      3.150% ............  09/14/99        4,040        4,040

                                       PAR/SHARES      VALUE
                         MATURITY         (000)        (000)
                         --------         -----        -----
MUNICIPAL BONDS -- CONTINUED
WISCONSIN -- CONTINUED
  Wisconsin State (TECP)
      2.800% ............  06/14/99      $ 3,916     $  3,916
      2.750% ............  06/14/99        2,301        2,301
    Series A
      2.700% ............  06/11/99        4,188        4,188
    Series B
      2.650% ............  06/14/99        2,386        2,386
                                                     --------
                                                       26,544
                                                     --------
WYOMING -- 1.1%
  Lincoln County, Pollution Control
     Revenue, Pacificorp (TECP)
      3.200% ............  07/13/99        2,000        2,000
  Sweetwater, Pollution Control Revenue,
    Pacificorp (TECP)
      3.400% ............  06/17/99        3,500        3,500
      3.150% ............  06/17/99        1,400        1,400
                                                     --------
                                                        6,900
                                                     --------
TOTAL MUNICIPAL BONDS
   (Cost $632,271) .............................      632,271
                                                     --------
CASH EQUIVALENTS -- 0.1%
  Federated Tax-Free Money
    Market Fund .........                    100          100
  Goldman Sachs Financial Square Tax-
    Exempt Money Market Fund                 308          308
                                                     --------
TOTAL CASH EQUIVALENTS
   (Cost $408) .................................          408
                                                     --------
TOTAL INVESTMENTS -- 101.3%
   (Cost $632,679)* ............................     $632,679
                                                     ========
OTHER ASSETS AND LIABILITIES,
    NET -- (1.3%) ..............................       (8,032)
                                                     --------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                       STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
MAY 31, 1999
                                                       VALUE
                                                       (000)
                                                       -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization  -- no par value)
   based on 434,455,683 outstanding shares of
   beneficial interest .........................     $434,456
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 190,481,642 outstanding shares of
   beneficial interest .........................      190,482
  Accumulated net realized loss on investments .          (25)
  Distributions in excess of net investment income       (266)
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $624,647
                                                     ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $1.00
                                                     ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
    SHARE -- CLASS A ...........................        $1.00
                                                     ========
 ----------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
(A) SECURITIES ARE BACKED BY A LETTER OF CREDIT BY A MAJOR FINANCIAL
    INSTITUTION.
(B) VARIABLE RATE SECURITIES -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999. THE MATURITY DATE SHOWN IS THE LONGER OF THE NEXT RESET DATE OR THE DATE IN WHICH THE PRINCIPAL AMOUNT CAN BE RECOVERED THROUGH DEMAND.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AN -- ANTICIPATION NOTE
BAN -- BOND ANTICIPATION NOTE
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
GO -- GENERAL OBLIGATION
MBIA -- PRINICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                      FINANCIAL HIGHLIGHTS
                      ARMADA TAX EXEMPT MONEY MARKET FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                FOR THE YEAR ENDED MAY 31,
                        -----------------------------------------------------------------------------------------------------------
                                1999                  1998                 1997                  1996                  1995
                        -----------------------------------------------------------------------------------------------------------
                        CLASS I    CLASS A    CLASS I    CLASS A    CLASS I    CLASS A    CLASS I    CLASS A    CLASS I    CLASS A
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value,
  beginning
  of period ..........  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income ...........      0.03       0.03       0.03       0.03       0.03       0.03       0.03       0.03       0.03       0.03
LESS DISTRIBUTIONS
  Dividends from net
   investment income .     (0.03)     (0.03)     (0.03)     (0.03)     (0.03)     (0.03)     (0.03)     (0.03)   (0.03)       (0.03)
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value,
   end of period .....  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
TOTAL RETURN                3.00%      2.85%      3.40%      3.27%      3.23%      3.12%      3.40%      3.29%      3.14%      3.04%
RATIOS/SUPPLEMENTAL DATA
  Net assets,
   end of period
   (in 000's) ........  $434,178   $190,469   $418,953   $132,548   $370,679   $ 71,917   $261,808   $ 85,928   $172,643    $51,916
  Ratio of expenses
    to average
    net assets .......      0.30%      0.44%      0.30%      0.42%      0.29%      0.39%      0.30%      0.40%      0.35%      0.46%
  Ratio of net
   investment income
   to average
   net assets ........      2.92%      2.78%      3.32%      3.20%      3.18%      3.08%      3.33%      3.23%      3.15%      3.17%
  Ratio of expenses to
   average net assets
   before fee waivers       0.50%      0.64%      0.50%      0.62%      0.49%      0.59%      0.51%      0.61%      0.56%      0.67%
  Ratio of net
    investment
    income to
    average net
    assets before
    fee waivers ......      2.72%      2.58%      3.12%      3.00%      2.98%      2.88%      3.12%      3.02%      2.94%      2.96%

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                            STATEMENT OF NET ASSET
                            ARMADA MONEY MARKET FUND
MAY 31, 1999
                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
COMMERCIAL PAPER+-- 83.7%
AGRICULTURE -- 1.0%
  Canadian Wheat Board
      4.770% ............  07/16/99     $ 12,290     $ 12,217
      4.820% ............  09/27/99        7,500        7,381
      4.760% ............  10/08/99       15,000       14,744
                                                     --------
                                                       34,342
                                                     --------
AUTOMOTIVE -- 2.8%
  Daimler Chrysler
      4.860% ............  06/16/99       10,000        9,980
      4.820% ............  07/07/99       15,000       14,928
      4.790% ............  08/04/99       15,000       14,872
      4.810% ............  08/05/99       15,000       14,870
      4.810% ............  08/06/99       15,000       14,868
      4.810% ............  08/25/99       15,000       14,830
      4.810% ............  09/08/99       15,000       14,802
                                                     --------
                                                       99,150
                                                     --------
CHEMICALS & ALLIED PRODUCTS -- 13.7%
  Air Products & Chemicals
      4.770% ............  07/22/99       15,000       14,899
  Akzo Nobel
      4.810% ............  06/02/99        5,000        4,999
      4.860% ............  06/03/99       10,000        9,997
      4.840% ............  07/29/99       15,000       14,883
      4.810% ............  08/18/99       15,000       14,844
      4.800% ............  08/24/99       10,000        9,888
      4.870% ............  09/17/99       15,000       14,781
  Bayer
      4.780% ............  07/27/99       15,000       14,888
  Clorox
      4.810% ............  06/24/99        5,000        4,985
      4.810% ............  06/25/99       13,720       13,676
  E.I. duPont de Nemours
      4.810% ............  06/07/99       15,000       14,988
      4.840% ............  06/16/99       15,000       14,970
      4.810% ............  06/23/99       15,000       14,956
      4.810% ............  07/14/99       15,000       14,914
      4.810% ............  07/19/99       15,000       14,904
      4.800% ............  11/10/99       15,000       14,676
  Great Lakes Chemical
      4.820% ............  06/09/99       11,000       10,988
      4.780% ............  06/14/99        5,000        4,991
      4.780% ............  06/22/99       10,000        9,972
      4.800% ............  06/23/99       10,000        9,971
      4.820% ............  07/01/99       10,000        9,960
      4.790% ............  07/22/99       10,000        9,932
      4.820% ............  08/11/99       10,000        9,905
      4.850% ............  08/19/99        4,440        4,393
      4.800% ............  08/25/99       10,000        9,887
  Henkel
      4.800% ............  06/07/99       15,000       14,988
      4.820% ............  06/23/99       10,000        9,970
      4.800% ............  08/02/99       10,000        9,917
      4.810% ............  08/18/99        8,000        7,917
      4.800% ............  09/01/99       14,000       13,828
      4.800% ............  10/05/99       11,000       10,815
      4.790% ............  10/06/99       12,000       11,797

                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
COMMERCIAL PAPER -- CONTINUED
CHEMICALS & ALLIED PRODUCTS -- CONTINUED
  Monsanto
      4.850% ............  06/02/99     $ 10,000     $  9,999
      4.780% ............  06/09/99       15,000       14,984
      4.820% ............  06/22/99       15,781       15,737
      4.820% ............  07/06/99        5,000        4,977
      4.770% ............  07/28/99       14,000       13,894
      4.810% ............  09/28/99        7,015        6,903
  Procter & Gamble
      4.800% ............  06/02/99       15,000       14,998
      4.810% ............  06/16/99       15,000       14,970
      4.800% ............  06/29/99       15,000       14,944
                                                     --------
                                                      477,885
                                                     --------
COMMUNICATIONS -- 2.1%
  Ameritech
      4.900% ............  06/03/99       20,000       19,995
  AT & T
      4.820% ............  06/02/99       15,000       14,998
      4.820% ............  06/08/99       15,000       14,986
  Bell South
      4.900% ............  06/02/99       25,000       24,997
                                                     --------
                                                       74,976
                                                     --------
COMPUTER & OFFICE EQUIPMENT -- 0.4%
  Xerox
      4.830% ............  06/02/99       15,000       14,998
                                                     --------
DIVERSIFIED -- 4.7%
  General Electric Capital
      4.820% ............  06/02/99       10,000        9,999
      4.820% ............  06/16/99       15,000       14,970
      4.880% ............  08/18/99       15,000       14,841
      4.810% ............  09/08/99        5,000        4,934
      4.820% ............  09/14/99       15,000       14,789
      4.910% ............  01/31/00       15,000       14,501
      4.950% ............  02/03/00       10,000        9,660
      5.080% ............  02/16/00       15,000       14,450
  Koch
      4.920% ............  06/01/99       50,000       50,000
  Minnesota Mining & Manufacturing
      4.800% ............  07/19/99       15,000       14,904
                                                     --------
                                                      163,048
                                                     --------
ELECTRIC UTILITIES -- 0.3%
  South California Edison
      4.810% ............  06/10/99       10,000        9,988
                                                     --------
ELECTRONICS & OTHER ELECTRICAL EQUIPMENT -- 4.2%
  Avnet
      4.860% ............  06/03/99       10,000        9,997
      4.800% ............  06/07/99        5,000        4,996
      4.800% ............  06/11/99       10,000        9,987
      4.820% ............  06/14/99        5,000        4,991
      4.820% ............  06/23/99        5,000        4,985
      4.800% ............  07/16/99        5,000        4,970

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                            STATEMENT OF NET ASSET
                            ARMADA MONEY MARKET FUND
MAY 31, 1999
                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
COMMERCIAL PAPER -- CONTINUED
ELECTRONICS & OTHER ELECTRICAL EQUIPMENT -- CONTINUED
  Eaton
      4.870% ............  08/17/99     $ 15,000     $ 14,844
      4.840% ............  09/01/99       15,000       14,814
      4.950% ............  01/31/00       15,000       14,497
  Lucent Technologies
      4.980% ............  01/26/00       15,000       14,504
      4.910% ............  02/02/00       10,000        9,664
      5.100% ............  02/22/00       10,000        9,623
  Motorola
      4.810% ............  07/01/99       15,000       14,940
      4.790% ............  07/29/99       15,000       14,884
                                                     --------
                                                      147,696
                                                     --------
ENTERTAINMENT -- 0.3%
  Walt Disney
      4.810% ............  06/17/99       10,000        9,979
                                                     --------
FABRICATED METAL PRODUCTS -- 0.7%
  Stanley Works
      4.810% ............  06/02/99       15,000       14,998
      4.830% ............  06/17/99        8,000        7,983
                                                     --------
                                                       22,981
                                                     --------
FINANCIAL CONDUIT -- 9.2%
  Ciesco
      4.800% ............  06/08/99       15,000       14,986
      4.830% ............  06/16/99       15,000       14,970
      4.780% ............  06/16/99       15,000       14,970
      4.780% ............  06/18/99        9,035        9,015
      4.780% ............  07/19/99       15,000       14,904
  Corporate Asset Funding
      4.810% ............  06/01/99       15,000       15,000
      4.800% ............  06/16/99       15,000       14,970
      4.810% ............  06/24/99       15,000       14,954
      4.800% ............  07/16/99       10,000        9,940
      4.800% ............  07/28/99       15,000       14,886
      4.820% ............  08/23/99       15,000       14,833
      4.820% ............  11/10/99       15,000       14,675
  Delaware Funding
      4.820% ............  06/07/99       10,000        9,992
      4.800% ............  06/17/99       15,000       14,968
      4.800% ............  07/20/99       10,000        9,935
      4.800% ............  07/21/99       10,000        9,933
      4.870% ............  08/17/99        8,561        8,472
      4.900% ............  08/20/99       10,000        9,891
      4.900% ............  08/23/99       15,000       14,832
  Preferred Receivables
      4.810% ............  06/21/99       15,000       14,960
      4.810% ............  07/12/99       15,000       14,918
      4.870% ............  08/20/99       30,000       29,675
      4.880% ............  08/25/99       15,000       14,827
                                                     --------
                                                      320,506
                                                     --------

                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----

COMMERCIAL PAPER -- CONTINUED
FINANCIAL SERVICES -- 20.4%
  ABB Treasury
      4.930%               06/01/99     $ 25,000     $ 25,000
  Abbey National
      4.820% ............  07/08/99       15,000       14,926
      4.810% ............  07/15/99        5,000        4,971
      4.810% ............  07/22/99       10,000        9,932
      4.800% ............  08/09/99       15,000       14,862
      4.895% ............  11/23/99       15,000       14,643
      4.970% ............  12/01/99       15,000       14,621
  American Express
      4.810% ............  07/07/99       15,000       14,928
      4.800% ............  08/18/99       25,000       24,740
      4.800% ............  08/25/99       15,000       14,830
      4.780% ............  10/20/99       15,000       14,719
      4.790% ............  10/27/99       15,000       14,705
  Associates First Capital
      4.840% ............  06/09/99       10,000        9,989
      4.830% ............  06/10/99       10,000        9,988
      4.800% ............  06/16/99       15,000       14,970
      4.860% ............  08/18/99       15,000       14,842
      4.800% ............  08/25/99       15,000       14,830
  Ford Motor Credit
      4.810% ............  06/22/99       10,000        9,972
      4.810% ............  07/14/99       15,000       14,914
      4.790% ............  07/14/99       15,000       14,914
      4.790% ............  07/21/99       15,000       14,900
      4.750% ............  08/04/99       45,000       44,618
  GMAC
      4.790% ............  07/21/99       15,000       14,900
      4.810% ............  07/28/99       15,000       14,886
      4.870% ............  08/18/99       15,000       14,842
  Household Finance
      4.860% ............  08/25/99       15,000       14,828
  National Rural Utilities Cooperative
      4.820% ............  06/09/99       10,000        9,989
      4.820% ............  06/23/99       30,000       29,912
      4.780% ............  07/09/99       10,000        9,950
      4.790% ............  07/12/99       15,000       14,918
      4.820% ............  07/21/99       15,000       14,900
  New Center Asset Trust
      4.800% ............  06/23/99       10,000        9,971
      4.790% ............  07/21/99       15,000       14,900
      4.800% ............  08/11/99       15,000       14,858
      4.860% ............  08/25/99       15,000       14,828
  New York Life Capital
      4.820% ............  06/02/99       15,000       14,998
      4.800% ............  06/09/99       10,000        9,989
      4.820% ............  06/17/99       15,000       14,968
      4.810% ............  07/21/99       15,000       14,900
      4.800% ............  08/11/99       10,000        9,905
      4.800% ............  08/26/99       15,000       14,828
      4.800% ............  09/15/99       15,000       14,788

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                            STATEMENT OF NET ASSET
                            ARMADA MONEY MARKET FUND
MAY 31, 1999
                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
COMMERCIAL PAPER -- CONTINUED
FINANCIAL SERVICES -- CONTINUED
  Paccar Financial
      4.810% ............  06/03/99      $ 6,000     $  5,998
      4.810% ............  06/10/99        5,030        5,024
      4.810% ............  06/22/99        9,000        8,975
      4.800% ............  06/24/99       15,000       14,954
  Transamerica
      4.810% ............  07/08/99       15,000       14,926
      4.830% ............  07/19/99       15,000       14,903
      4.920% ............  09/01/99       15,000       14,811
                                                     --------
                                                      714,463
                                                     --------
FOOD & KINDRED PRODUCTS -- 6.2%
  Archer Daniels Midland
      4.800% ............  08/12/99       15,000       14,856
      4.850% ............  09/09/99       15,000       14,798
  Campbell Soup
      4.820% ............  06/09/99       30,000       29,968
      4.810% ............  06/14/99       15,000       14,974
      4.780% ............  09/13/99       10,000        9,862
      4.800% ............  09/15/99       15,000       14,788
      4.800% ............  12/01/99       15,000       14,634
  Diageo
      4.850% ............  06/09/99       15,000       14,984
      4.820% ............  08/02/99       15,000       14,875
      4.860% ............  08/06/99       15,000       14,868
      4.850% ............  08/11/99       11,000       10,895
      4.800% ............  09/07/99       15,000       14,804
      4.860% ............  09/22/99       15,000       14,771
  Golden Peanut
      4.820% ............  07/09/99        2,000        1,990
      4.820% ............  07/20/99        8,000        7,947
      4.820% ............  07/27/99        8,000        7,940
                                                     --------
                                                      216,954
                                                     --------
GLASS PRODUCTS -- 0.1%
  Guardian Industries
      4.810% ............  07/14/99        5,000        4,971
                                                     --------
INSURANCE CARRIERS -- 3.5%
  American General
      4.860% ............  06/01/99       15,000       15,000
      4.820% ............  08/11/99       15,000       14,857
  John Hancock Capital
      4.820% ............  06/29/99       13,000       12,951
      4.780% ............  07/13/99       15,000       14,916
  Prudential Funding
      4.820% ............  06/09/99       10,000        9,989
      4.810% ............  06/16/99       10,000        9,980
      4.790% ............  08/11/99       10,000        9,905
      4.800% ............  09/22/99       15,000       14,774
      4.810% ............  10/06/99       10,000        9,830
      4.890% ............  10/20/99       10,000        9,808
                                                     --------
                                                      122,010
                                                     --------

                                            PAR       VALUE
                          MATURITY         (000)      (000)
                          --------         -----      -----
COMMERCIAL PAPER -- CONTINUED
MACHINERY & EQUIPMENT -- 4.1%
  Caterpillar Financial
      4.780% ............  07/07/99      $15,000     $ 14,928
      4.790% ............  08/02/99       20,600       20,430
      4.780% ............  08/04/99       15,000       14,872
      4.850% ............  08/10/99        9,750        9,658
      4.860% ............  08/30/99       15,000       14,818
      4.900% ............  10/04/99       15,000       14,745
  John Deere Capital
      4.810% ............  06/02/99       15,000       14,998
      4.800% ............  07/07/99       15,000       14,928
      4.820% ............  08/04/99       15,000       14,871
      4.800% ............  08/11/99       10,000        9,905
                                                     --------
                                                      144,153
                                                     --------
MISCELLANEOUS MANUFACTURING -- 1.4%
  Hasbro
      4.800% ............  08/06/99       10,000        9,912
      4.800% ............  08/10/99        9,446        9,358
      4.880% ............  09/13/99       15,000       14,788
      5.030% ............  01/19/00       15,000       14,514
                                                     --------
                                                       48,572
                                                     --------
OIL & GAS -- 1.6%
  Baker Hughes
      4.830% ............  06/23/99       15,000       14,956
      4.800% ............  08/09/99       10,000        9,908
  BP America
      4.790% ............  07/12/99       15,000       14,918
  BP Amoco
      4.860% ............  01/24/00       15,000       14,520
                                                     --------
                                                       54,302
                                                     --------
PHARMACEUTICALS -- 4.1%
  American Home Products
      4.800% ............  06/10/99       10,000        9,988
      4.850% ............  06/16/99       15,000       14,970
      4.790% ............  07/28/99       25,000       24,810
      4.800% ............  08/17/99        9,000        8,908
      4.800% ............  08/26/99       15,000       14,828
  Glaxo Wellcome
      4.820% ............  06/11/99       15,000       14,980
      4.810% ............  06/23/99       15,000       14,956
      4.800% ............  07/06/99       13,499       13,436
      4.800% ............  08/10/99       13,000       12,879
      4.850% ............  08/18/99       15,000       14,842
                                                     --------
                                                      144,597
                                                     --------
PHOTOGRAPHY -- 2.3%
  Eastman Kodak
      4.820% ............  06/01/99       15,000       15,000
      4.810% ............  06/03/99       15,000       14,996
      4.810% ............  07/12/99       10,000        9,945
      4.810% ............  07/14/99        5,000        4,971
      4.800% ............  07/15/99       15,000       14,912
      4.790% ............  08/04/99       10,000        9,915
      4.860% ............  09/22/99       10,000        9,847
                                                     --------
                                                       79,586
                                                     --------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                            STATEMENT OF NET ASSET
                            ARMADA MONEY MARKET FUND
MAY 31, 1999
                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
COMMERCIAL PAPER -- CONTINUED
PRIMARY METAL INDUSTRIES -- 0.6%
  Aluminum Company of America
      4.810% ............  06/15/99      $ 5,000    $    4,991
      4.810% ............  06/23/99       15,000        14,956
                                                    ----------
                                                        19,947
                                                    ----------
TOTAL COMMERCIAL PAPER
   (Cost $2,925,104) ...........................     2,925,104
                                                    ----------
YANKEE CERTIFICATES OF DEPOSIT -- 3.1%
  Abbey National Treasury
      5.130% ............  05/04/00       15,000        14,991
  ABN Amro, Chicago
      4.935% ............  11/17/99       15,000        14,994
  Bank of Montreal, Chicago
      5.160% ............  05/03/00       15,000        14,995
  Deutsche Bank, New York
      5.050% ............  02/09/00       15,000        14,994
      5.150% ............  04/25/00       25,000        24,993
  Rabobank, New York
      5.130% ............  04/27/00       25,000        24,989
                                                    ----------
TOTAL YANKEE CERTIFICATES OF
   DEPOSIT
   (Cost $109,956) .............................       109,956
                                                    ----------
FLOATING RATE NOTES (A) -- 3.9%
  Allstate Funding
      5.050% ............  08/31/99       10,000        10,000
      4.953% ............  12/01/99       10,000        10,000
      5.080% ............  03/31/00       10,000        10,000
  Federal Home Loan Bank
      5.071% ............  03/24/00       25,000        25,000
  John Hancock Mutual Life
      5.020%                              15,000        15,000
  J.P. Morgan Guarantee Trust
      4.968% ............  11/29/99       15,000        15,000
  Key Bank, NA
      4.975% ............  09/23/99       25,000        24,996
  Travelers Funding
      5.030% ............  08/17/99       10,000        10,000
      5.060% ............  03/31/00       15,000        15,000
                                                    ----------
TOTAL FLOATING RATE NOTES
   (Cost $134,996) .............................       134,996
                                                    ----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 0.7%
  Student Loan Marketing Association,
    Callable 08/11/99 @ 100, MTN
      5.050% ............  02/11/00       24,000        24,000
                                                    ----------
TOTAL U.S. GOVERNMENT AGENCY
    OBLIGATIONS
   (Cost $24,000) ..............................        24,000
                                                    ----------

                                        PAR/SHARES     VALUE
                          MATURITY         (000)       (000)
                          --------      ----------     -----
REPURCHASE AGREEMENTS -- 8.6%
  Credit Suisse First Boston
      4.920% ............ 06/01/99      $125,000    $  125,000
   (dated 05/28/99, matures
   06/01/99, repurchase price
   $125,068,333; collateralized
   by U.S. Treasury Bills
   total market value $129,132,191)
  Lehman
      4.850% ............  06/01/99       42,111        42,111
    (dated 05/28/99, matures
    06/01/99, repurchase price
    $42,133,693; collateralized
    by various FHLMC obligations:
    total market value $42,956,074)
  Prudential
      4.930% ............  06/01/99       85,000        85,000
    (dated 05/28/99, matures
    06/01/99, repurchase price
    $85,046,561; collateralized
    by various FHLB, FHLMC, FNMA
    and U.S. Treasury obligations:
    total market value $86,700,604)
  Salomon Smith Barney
      4.900% ............  06/01/99       50,000        50,000
    (dated 05/28/99, matures
    06/01/99, repurchase price
    $50,027,222; collateralized
    by various FHLMC and FNMA
    obligations: total market value $51,055,849)
TOTAL REPURCHASE AGREEMENTS
   (Cost $302,111) .............................       302,111
                                                    ----------
CASH EQUIVALENT -- 0.4%
  Goldman Sachs Financial Square
    Premium Money Market Fund             12,936        12,936
                                                    ----------
TOTAL CASH EQUIVALENT
   (Cost $12,936) ..............................        12,936
                                                    ----------
TOTAL INVESTMENTS -- 100.4%
   (Cost $3,509,103)* ..........................    $3,509,103
                                                    ==========

OTHER ASSETS AND LIABILITIES,
   NET -- (0.4%) ...............................       (14,593)
                                                    ----------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                             STATEMENT OF NET ASSET
                            ARMADA MONEY MARKET FUND
MAY 31, 1999
                                            PAR       VALUE
                          MATURITY         (000)      (000)
                          --------         -----      -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization --
   no par value) based on
   2,134,096,737 outstanding shares
   of beneficial interest ......................    $2,134,090
  Portfolio Shares of Class A
   (unlimited authorizan -- no
   par value) based on
   1,360,656,724 outstanding shares
   of beneficial interest ......................     1,360,657
  Portfolio Shares of Class B
   (unlimited authorizan -- no
   par value) based on
   26,540 outstanding shares of
   beneficial interest .........................            27
  Accumulated net realized loss on investments .           (11)
  Distributions in excess of net
   investment income ...........................          (253)
                                                    ----------
TOTAL NET ASSETS -- 100.0% .....................    $3,494,510
                                                    ==========

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................         $1.00
                                                    ==========

NET ASSET VALUE, OFFERING
    AND REDEMPTION PRICE PER
   SHARE -- CLASS A ............................         $1.00
                                                    ==========

NET ASSET VALUE AND OFFERING
   PRICE PER SHARE-- CLASS B ...................         $1.00
                                                    ==========
-----------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
+ EFFECTIVE YIELD
(A) VARIABLE RATE SECURITIES -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999. THE MATURITY DATE SHOWN IS THE LONGER OF THE NEXT RESET DATE OR THE DATE IN WHICH THE PRINCIPAL AMOUNT CAN BE RECOVERED THROUGH DEMAND.
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                            FINANCIAL HIGHLIGHTS
                            ARMADA MONEY MARKET FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                FOR THE YEAR ENDED MAY 31,
                         ------------------------------------------------------------------------------
                                        1999                                   1998
                         ------------------------------------------------------------------------------

                         CLASS I      CLASS A      CLASS B       CLASS I      CLASS A     CLASS B1
                         --------     --------     --------      --------     --------    ---------
Net asset value,
  beginning
  of period ..........  $     1.00   $     1.00    $    1.00    $     1.00    $   1.00    $    1.00
                        ----------   ----------    ---------    ----------    --------    ---------

INCOME FROM
  INVESTMENT
  OPERATIONS
  Net investment
  income .............        0.05         0.05         0.04          0.05        0.05         0.05
LESS DISTRIBUTIONS
  Dividends from
   net investment
   income ............       (0.05)       (0.05)       (0.04)        (0.05)      (0.05)       (0.05)
                        ----------    ---------    ---------    ----------    --------    ---------
Net asset value,
  end of period ......  $     1.00   $     1.00    $    1.00    $     1.00    $   1.00    $    1.00
                        ==========   ==========    =========    ==========    ========    =========

TOTAL RETURN .........        4.96%        4.82%        4.21%         5.39%       5.26%        5.04%2
RATIOS/SUPPLEMENTAL
  DATA
  Net assets, end
   of period
   (in 000's) ........  $2,133,839   $1,360,644    $      27    $1,911,689    $696,893    $       5
  Ratio of
   expenses to
   average
   net assets ........        0.42%        0.56%        1.27%         0.38%       0.51%       1.22%2
  Ratio of net
   investment
   income
   to average
   net assets ........        4.82%        4.68%        3.97%         5.27%       5.14%       4.39%2
  Ratio of
   expenses to
   average net
   assets before
   fee waivers .......        0.52%        0.66%        1.37%         0.48%       0.61%       1.27%2
  Ratio of
   net investment
   income to average
   net assets before
   fee waivers .......        4.72%        4.58%        3.87%         5.17%       5.08%       4.31%2


                                                FOR THE YEAR ENDED MAY 31,
                        --------------------------------------------------------------------------
                                 1997                      1996                      1995
                        --------------------------------------------------------------------------

                         CLASS I      CLASS A      CLASS I      CLASS A      CLASS I      CLASS A
                         --------     --------     --------     --------     --------     --------
Net asset value,
  beginning
  of period ..........  $     1.00    $   1.00    $     1.00    $   1.00    $     1.00    $   1.00
                        ----------    --------    ----------    --------    ----------    --------

INCOME FROM
  INVESTMENT
  OPERATIONS
  Net investment
  income .............        0.05        0.05          0.05        0.05          0.05        0.05
LESS DISTRIBUTIONS
  Dividends from
   net investment
   income ............       (0.05)      (0.05)        (0.05)      (0.05)        (0.05)      (0.05)
                        ----------    --------    ----------    --------    ----------    --------
Net asset value,
  end of period ......  $     1.00    $   1.00    $     1.00    $   1.00    $     1.00    $   1.00
                        ==========    ========    ==========    ========    ==========    ========

TOTAL RETURN .........        5.19%       5.09%         5.45%       5.35%         5.11%       5.01%
RATIOS/SUPPLEMENTAL
  DATA
  Net assets, end
   of period
   (in 000's) ........  $1,943,021    $346,172    $1,344,414    $343,087    $1,083,243    $175,192
  Ratio of
   expenses to
   average
   net assets ........        0.37%       0.47%         0.37%       0.47%         0.37%       0.47%
  Ratio of net
   investment
   income
   to average
   net assets ........        5.07%       4.97%         5.30%       5.18%         5.07%       5.12%
  Ratio of
   expenses to
   average net
   assets before
   fee waivers .......        0.47%      0.57%          0.48%       0.58%         0.48%       0.58%
  Ratio of
   net investment
   income to average
   net assets before
   fee waivers .......        4.97%      4.87%          5.19%       5.07%         4.96%       5.01%


1 THE MONEY MARKET FUND CLASS B COMMENCED OPERATIONS JANUARY 5, 1998. 2 ANNUALIZED.
                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                       STATEMENT OF NET ASSETS
                      ARMADA GOVERNMENT MONEY MARKET FUND
MAY 31, 1999
                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 81.1%
FEDERAL FARM CREDIT BANK -- 10.5%
Discount Notes+
       4.660% ..........   06/02/99      $ 8,980     $  8,979
      4.710% ...........   06/03/99       15,000       14,996
      4.710% ...........   06/07/99       14,000       13,989
      4.674% ...........   06/15/99       32,173       32,114
      4.730% ...........   06/23/99        8,000        7,977
      4.750% ...........   07/07/99       15,000       14,929
      4.740% ...........   07/09/99       11,975       11,915
      4.730% ...........   07/28/99       10,000        9,925
      4.750% ...........   08/04/99        8,000        7,932
      4.760% ...........   08/05/99       15,000       14,871
      4.750% ...........   08/09/99       15,000       14,865
      4.700% ...........   09/20/99        6,000        5,913
      4.830% ...........   11/24/99       10,000        9,764
Notes (A)
      5.500% ...........   08/03/99        5,950        5,955
                                                     --------
                                                      174,124
                                                     --------
FEDERAL HOME LOAN BANK -- 21.8%
Discount Notes+
      4.785% ...........   06/02/99       10,000        9,999
      4.770% ...........   06/02/99       10,105       10,104
      4.775% ...........   06/04/99       10,000        9,996
      4.760% ...........   06/09/99       13,575       13,561
      4.670% ...........   06/11/99       10,000        9,987
      4.728% ...........   06/16/99       30,000       29,941
      4.750% ...........   06/30/99       10,000        9,962
      4.730% ...........   06/30/99       10,000        9,962
      4.660% ...........   06/30/99       15,000       14,944
      4.710% ...........   07/02/99       10,000        9,959
      4.710% ...........   07/06/99       12,245       12,189
      4.714% ...........   07/07/99       10,000        9,953
      4.690% ...........   07/09/99       10,000        9,951
      4.699% ...........   07/14/99       15,000       14,916
      4.710% ...........   07/21/99       20,000       19,868
      4.690% ...........   07/23/99       10,000        9,932
      4.725% ...........   08/01/99       10,000        9,910
      4.730% ...........   08/04/99       10,000        9,916
      4.720% ...........   08/04/99       10,000        9,916
      4.720% ...........   08/04/99        5,839        5,790
      4.660% ...........   08/04/99       10,000        9,917
      4.703% ...........   08/13/99       10,000        9,905

                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
U.S. GOVERNMENT AGENCY
    OBLIGATIONS -- CONTINUED
FEDERAL HOME LOAN BANK -- CONTINUED
Discount Notes+
      4.771% ...........   08/16/99      $ 7,016     $  6,945
      4.730% ...........   10/13/99       10,000        9,825
      4.740% ...........   11/05/99       20,000       19,586
      4.740% ...........   11/10/99       10,000        9,787
      4.782% ...........   11/17/99       10,000        9,776
  Notes (A)
      4.870% ...........   11/10/99       15,000       14,996
      5.071% ...........   03/24/00       15,000       15,000
      4.915% ...........   04/14/00       15,000       14,994
                                                     --------
                                                      361,487
                                                     --------
FEDERAL HOME LOAN MORTGAGE CORPORATION+ -- 17.8%
      4.790% ...........   06/01/99       15,000       15,000
      4.800% ...........   06/03/99       10,000        9,997
      4.790% ...........   06/03/99       10,000        9,997
      4.770% ...........   06/15/99       10,000        9,981
      4.778% ...........   06/18/99        7,491        7,474
      4.760% ...........   06/22/99       10,000        9,972
      4.790% ...........   06/25/99       10,000        9,968
      4.760% ...........   06/25/99       10,000        9,968
      4.780% ...........   06/28/99       10,157       10,121
      4.740% ...........   06/30/99       10,000        9,962
      4.800% ...........   07/09/99       10,000        9,949
      4.730% ...........   07/12/99       10,000        9,946
      4.713% ...........   07/13/99       15,000       14,918
      4.710% ...........   07/14/99       15,000       14,916
      4.700% ...........   08/05/99       20,000       19,829
      4.720% ...........   08/06/99       15,000       14,870
      4.700% ...........   08/20/99       10,000        9,896
      4.690% ...........   08/25/99       10,000        9,889
      4.770% ...........   08/27/99       10,000        9,885
      4.750% ...........   09/03/99       10,000        9,876
      4.740% ...........   09/03/99       10,000        9,876
      4.770% ...........   09/09/99       10,000        9,869
      4.705% ...........   09/13/99       10,000        9,864
      4.745% ...........   09/24/99       10,000        9,848
      4.740% ...........   09/24/99       10,000        9,849
      4.700% ...........   10/08/99       10,000        9,832
      4.700% ...........   10/12/99       10,000        9,826
                                                     --------
                                                      295,378
                                                     --------

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                      STATEMENT OF NET ASSETS
                      ARMADA GOVERNMENT MONEY MARKET FUND
MAY 31, 1999
                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
U.S. GOVERNMENT AGENCY
    OBLIGATIONS -- CONTINUED
FEDERAL NATIONAL MORTGAGE ASSOCIATION+ -- 25.9%
      4.790% ...........   06/08/99      $10,000    $   9,991
      4.620% ...........   06/08/99       10,000        9,991
      4.781% ...........   06/10/99       15,000       14,982
      4.680% ...........   06/10/99       10,000        9,988
      4.680% ...........   06/16/99       10,486       10,466
      4.755% ...........   07/01/99       10,000        9,960
      4.740% ...........   07/07/99       10,000        9,953
      4.720% ...........   07/09/99       25,000       24,875
      4.700% ...........   07/15/99       10,000        9,943
      4.700% ...........   07/16/99       10,000        9,941
      4.690% ...........   07/21/99       10,000        9,935
      4.700% ...........   07/23/99       10,000        9,932
      4.700% ...........   07/26/99       10,000        9,928
      4.710% ...........   08/05/99       10,000        9,915
      4.680% ...........   08/06/99       10,000        9,914
      4.730% ...........   08/10/99       10,000        9,908
      4.690% ...........   08/10/99       10,000        9,909
      4.740% ...........   08/11/99       11,730       11,620
      4.680% ...........   08/11/99       10,000        9,908
      4.730% ...........   08/12/99       20,000       19,811
      4.780% ...........   08/17/99        8,000        7,918
      4.790% ...........   08/18/99       20,000       19,792
      4.795% ...........   08/19/99       10,000        9,895
      4.790% ...........   08/23/99       20,000       19,778
      4.800% ...........   08/26/99       10,000        9,885
      4.760% ...........   09/07/99       25,000       24,678
      4.750% ...........   09/13/99       10,000        9,863
      4.760% ...........   09/15/99       15,000       14,790
      4.760% ...........   09/17/99       15,000       14,786
      4.735% ...........   09/22/99       10,000        9,851
      4.830% ...........   09/24/99       10,675       10,510
      4.720% ...........   11/04/99       18,000       17,631
      4.820% ...........   11/12/99       10,000        9,780
      4.800% ...........   11/18/99       10,000        9,773
      4.833% ...........   11/19/99       10,000        9,770
                                                    ---------
                                                      429,570
                                                    ---------

                                            PAR        VALUE
                          MATURITY         (000)       (000)
                          --------         -----       -----
U.S. GOVERNMENT AGENCY
    OBLIGATIONS -- CONTINUED
STUDENT LOAN MARKETING ASSOCIATION -- 5.1%
Discount Notes+
      4.670% ...........   06/30/99      $15,000    $  14,944
Notes (A)
      5.371% ...........   11/12/99       15,000       15,000
      5.291% ...........   11/24/99       15,000       14,999
      5.271% ...........   12/16/99       15,000       14,998
      5.271% ...........   01/12/00       15,000       14,996
  Callable 08/11/99 @ 100
      5.050% ...........   02/11/00       10,000       10,000
                                                    ---------
                                                       84,937
                                                    ---------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $1,345,496)..............................  1,345,496
                                                   ----------
REPURCHASE AGREEMENTS -- 18.7%
  Credit Suisse First Boston
      4.920% ...........   06/01/99      125,000      125,000
    (dated 05/28/99, matures
    06/01/99, repurchase price
    $125,068,333; collateralized
    by various FNMA and U.S. Treasury
    obligations: total market
    value $128,008,272)
  Lehman Brothers
      4.850% ...........   06/01/99       50,919       50,919
    (dated 05/28/99, matures
    06/01/99, repurchase price
    $50,946,440; collateralized
    by various FHLMC and GNMA
    obligations: total market
    value $51,940,085)
  Prudential
      4.930% ...........   06/01/99       85,000       85,000
    (dated 05/28/99, matures
    06/01/99, repurchase price
    $85,046,561; collateralized
    by various FHLMC, FNMA and
    U.S. Treasury obligations:
    total market value $86,700,175)

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                      STATEMENT OF NET ASSETS
                      ARMADA GOVERNMENT MONEY MARKET FUND
MAY 31, 1999
                                        PAR/SHARES     VALUE
                                           (000)       (000)
                                           -----       -----
REPURCHASE AGREEMENTS -- CONTINUED
  Salomon Smith Barney
      4.900% ...........   06/01/99      $50,000   $   50,000
    (dated 05/28/99, matures
    06/01/99, repurchase price
    $50,027,222; collateralized
    by various FHLMC and FNMA
    obligations: total market
    value $51,055,849)
TOTAL REPURCHASE AGREEMENTS
   (Cost $310,919) .............................      310,919
                                                   ----------
CASH EQUIVALENT -- 0.6%
  Goldman Sachs Financial Square
    Government Money Market Fund .......  10,294       10,294
                                                   ----------
TOTAL CASH EQUIVALENT
   (Cost $10,294) ..............................       10,294
                                                   ----------
TOTAL INVESTMENTS -- 100.4%
   (Cost $1,666,709)* ..........................   $1,666,709
                                                   ==========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.4%) ...............................       (6,635)
                                                   ----------

                                                       VALUE
                                                       (000)
                                                       -----

NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 1,094,944,418 outstanding shares
   of beneficial interest ......................   $1,094,945
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 565,078,823 outstanding shares of
   beneficial interest .........................      565,079
  Undistributed net investment income ..........           53
  Accumulated net realized loss on investments .           (3)
                                                   ----------
TOTAL NET ASSETS-- 100.0% ......................   $1,660,074
                                                   ==========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS I ........................        $1.00
                                                   ==========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS A ........................        $1.00
                                                   ==========


-----------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
+ EFFECTIVE YIELD
(A) VARIABLE RATE SECURITIES -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1999. THE MATURITY DATE SHOWN IS THE LONGER OF THE NEXT RESET DATE OR THE DATE IN WHICH THE PRINCIPAL AMOUNT CAN BE RECOVERED THROUGH DEMAND.
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                      FINANCIAL HIGHLIGHTS
                      ARMADA GOVERNMENT MONEY MARKET FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            FOR THE YEAR ENDED MAY 31,
                        ----------------------------------------------------------------------
                                 1999                    1998                  1997
                        ----------------------------------------------------------------------
                         CLASS I     CLASS A     CLASS I     CLASS A    CLASS I    CLASS A
                         --------    --------    --------    --------   --------   --------
Net asset value,
  beginning
  of period ..........  $     1.00   $   1.00   $     1.00   $   1.00   $   1.00   $   1.00
                        ----------   --------   ----------   --------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income ...........        0.05       0.05         0.05       0.05       0.05       0.05
LESS DISTRIBUTIONS
  Dividends from net
   investment income .       (0.05)     (0.05)       (0.05)     (0.05)     (0.05)     (0.05)
                        ----------   --------   ----------   --------   --------   --------
Net asset value,
   end of period .....  $     1.00   $   1.00   $     1.00   $   1.00   $   1.00   $   1.00
                        ==========   ========   ==========   ========   ========   ========
TOTAL RETURN                  4.86%      4.70%        5.30%      5.17%      5.15%      5.04%
RATIOS/SUPPLEMENTAL DATA
  Net assets,
   end of period
   (in 000's) ........  $1,094,979   $565,095   $1,137,078   $247,281   $811,662   $159,129
  Ratio of expenses
    to average
    net assets .......        0.42%      0.57%        0.40%      0.52%      0.36%      0.47%
  Ratio of net
   investment income
   to average
   net assets ........        4.76%      4.61%        5.17%      5.05%      5.03%      4.93%
  Ratio of expenses to
   average net assets
   before fee waivers         0.52%      0.67%        0.50%      0.62%      0.46%      0.57%
  Ratio of net
    investment
    income to
    average net
    assets before
    fee waivers ......        4.66%      4.51%        5.07%      4.95%      4.93%      4.83%


                                  FOR THE YEAR ENDED MAY 31,
                        ------------------------------------------
                                1996                  1995
                        ------------------------------------------
                         CLASS I    CLASS A    CLASS I    CLASS A
                         --------   --------   --------   --------
Net asset value,
  beginning
  of period ..........   $   1.00   $   1.00   $   1.00   $   1.00
                         --------   --------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income ...........       0.05       0.05       0.05       0.05
LESS DISTRIBUTIONS
  Dividends from net
   investment income .      (0.05)     (0.05)     (0.05)     (0.05)
                         --------   --------   --------   --------
Net asset value,
   end of period .....   $   1.00   $   1.00   $   1.00   $   1.00
                         ========   ========   ========   ========
TOTAL RETURN                 5.41%      5.31%      4.97%      4.87%
RATIOS/SUPPLEMENTAL DATA
  Net assets,
   end of period
   (in 000's) ........   $741,894   $131,194   $618,058    $19,174
  Ratio of expenses
    to average
    net assets .......       0.36%      0.46%      0.39%      0.51%
  Ratio of net
   investment income
   to average
   net assets ........       5.27%      5.13%      4.83%      5.01%
  Ratio of expenses to
   average net assets
   before fee waivers        0.47%      0.57%      0.50%      0.63%
  Ratio of net
    investment
    income to
    average net
    assets before
    fee waivers ......       5.16%      5.02%      4.72%      4.90%

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                       STATEMENT OF NET ASSETS
                       ARMADA TREASURY MONEY MARKET FUND
MAY 31, 1999
                                        PAR/SHARES    VALUE
                          MATURITY         (000)      (000)
                          --------      ----------    -----
U.S. TREASURY OBLIGATIONS -- 92.4%
U.S. TREASURY BILLS + -- 75.6%
      4.190% ...........   06/03/99      $51,000     $ 50,989
      4.420% ...........   06/10/99       33,000       32,965
      4.390% ...........   06/17/99       25,000       24,952
      4.495% ...........   06/24/99       30,000       29,915
      4.230% ...........   07/01/99       40,000       39,855
      4.350% ...........   07/08/99       15,000       14,932
      4.435% ...........   07/15/99       15,000       14,919
      4.455% ...........   07/22/99       15,000       14,907
      4.380% ...........   07/29/99       15,000       14,893
      4.420% ...........   08/05/99       25,000       24,799
      4.450% ...........   08/12/99       10,000        9,911
      4.480% ...........   08/19/99       10,000        9,902
      4.490% ...........   09/09/99        5,000        4,938
      4.395% ...........   09/16/99       15,000       14,804
      4.360% ...........   10/07/99       15,000       14,767
      4.340% ...........   10/14/99        7,000        6,886
                                                     --------
                                                      324,334
                                                     --------
U.S. TREASURY NOTES -- 16.8%
      6.000% ...........   06/30/99       38,000       38,043
      5.875% ...........   08/31/99       34,000       34,094
                                                     --------
                                                       72,137
                                                     --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $396,471)                                    396,471
                                                     --------
CASH EQUIVALENTS -- 7.6%
  Federated U.S. Treasury Cash Reserve
    Money Market Fund ............        16,426       16,426
  Goldman Sachs Financial Square
    Treasury Money Market Fund ...        16,311       16,311
                                                     --------
TOTAL CASH EQUIVALENTS
   (Cost $32,737) ..............................       32,737
                                                     --------
TOTAL INVESTMENTS -- 100.0%
   (Cost $429,208)* ............................     $429,208
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.0%) ...............................          (96)
                                                     --------

                                                        VALUE
                                                        (000)
                                                        -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 346,023,547 outstanding shares
   of beneficial interest ......................     $346,024
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 83,014,927 outstanding shares of
   beneficial interest .........................       83,015
  Undistributed net investment income ..........           73
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $429,112
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $1.00
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE --- CLASS A ...........................        $1.00
                                                     ========


-----------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
+ EFFECTIVE YIELD

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                       FINANCIAL HIGHLIGHTS
                       ARMADA TREASURY MONEY MARKET FUND

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                            FOR THE YEAR ENDED MAY 31,
                        ----------------------------------------------------------------------
                                 1999                    1998                  1997
                        ----------------------------------------------------------------------
                         CLASS I     CLASS A     CLASS I     CLASS A    CLASS I    CLASS A
                         --------    --------    --------    --------   --------   --------
Net asset value,
  beginning
  of period ..........   $   1.00    $  1.00     $   1.00     $ 1.00   $   1.00     $ 1.00
                         --------    -------     --------     ------   --------     ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income ...........      0.04        0.04         0.05       0.05       0.05       0.05
LESS DISTRIBUTIONS
  Dividends from net
   investment income .     (0.04)      (0.04)       (0.05)     (0.05)     (0.05)     (0.05)
                         --------    -------     --------     ------   --------     ------
Net asset value,
   end of period .....   $   1.00    $  1.00     $   1.00     $ 1.00   $   1.00     $ 1.00
                         ========    =======     ========     ======   ========     ======
TOTAL RETURN                 4.39%      4.23%        4.95%      4.82%      4.89%      4.79%
RATIOS/SUPPLEMENTAL DATA
  Net assets,
   end of period
   (in 000's) ........   $346,092    $83,020     $359,605     $7,222   $276,327     $5,680
  Ratio of expenses
    to average
    net assets .......       0.41%      0.55%        0.39%      0.51%      0.37%      0.47%
  Ratio of net
   investment income
   to average
   net assets ........       4.35%      4.21%        4.84%      4.71%      4.79%      4.68%
  Ratio of expenses to
   average net assets
   before fee waivers        0.46%      0.60%        0.44%      0.56%      0.42%      0.52%
  Ratio of net
    investment
    income to
    average net
    assets before
    fee waivers ......       4.30%      4.16%        4.79%      4.66%      4.74%      4.63%


                                  FOR THE YEAR ENDED MAY 31,
                        ------------------------------------------
                                1996                  1995
                        ------------------------------------------
                         CLASS I    CLASS A    CLASS I    CLASS A
                         --------   --------   --------   --------
Net asset value,
  beginning
  of period ..........   $   1.00    $ 1.00    $   1.00   $   1.00
                         --------    ------    --------   --------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income ...........       0.05      0.05        0.05       0.02
LESS DISTRIBUTIONS
  Dividends from net
   investment income .      (0.05)    (0.05)      (0.05)     (0.02)
                         --------    ------    --------   --------
Net asset value,
   end of period .....   $   1.00    $ 1.00    $   1.00   $   1.00
                         ========    ======    ========   ========
TOTAL RETURN                 5.07%     4.97%       4.86%     5.41%3
RATIOS/SUPPLEMENTAL DATA
  Net assets,
   end of period
   (in 000's) ........   $312,255    $4,355    $142,877    $   366
  Ratio of expenses
    to average
    net assets .......       0.41%     0.52%       0.43%3     0.56%3
  Ratio of net
   investment income
   to average
   net assets ........       4.88%     4.77%       4.78%3     5.35%3
  Ratio of expenses to
   average net assets
   before fee waivers        0.47%     0.58%       0.49%3     0.63%3
  Ratio of net
    investment
    income to
    average net
    assets before
    fee waivers ......       4.82%     4.71%       4.72%3     5.28%3

1 CLASS I COMMENCED OPERATIONS ON JUNE 16, 1994.
2 CLASS A COMMENCED OPERATIONS ON DECEMBER 22, 1994.
3 ANNUALIZED.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                              FINANCIAL STATEMENTS
                              ARMADA FUNDS

MAY 31, 1999
STATEMENT OF ASSETS AND LIABILITIES (000)

                                                                       BALANCED
                                                                      ALLOCATION
                                                                        FUND
                                                                      ----------
ASSETS
Investments at value (Cost $76,413) ...............................    $78,681
Interest and dividends receivable .................................        395
Receivable for investments sold ...................................        840
Capital shares sold ...............................................      7,913
Prepaid expenses ..................................................         16
                                                                       -------
TOTAL ASSETS ......................................................     87,845
                                                                       -------

LIABILITIES
Payable for investments purchased .................................        831
Accrued expenses ..................................................        120
Other .............................................................         16
                                                                       -------
TOTAL LIABILITIES .................................................        967
                                                                       -------
NET ASSETS ........................................................    $86,878
                                                                       =======

NET ASSETS:
   Portfolio Shares of Class I
     (unlimited authorization -- no par value)
     based on 8,247,427 outstanding shares of
     beneficial interest ..........................................    $84,130
  Portfolio Shares of Class A
    (unlimited authorization-- no par value)
    based on 142,171 outstanding shares of
    beneficial interest ...........................................      1,473
  Portfolio Shares of Class B (unlimited
    authorization -- no par value)
    based on 37,215 outstanding shares of
    beneficial interest ...........................................        385
  Accumulated net realized loss
    on investments ................................................     (1,688)
  Net unrealized appreciation on investments ......................      2,268
  Undistributed net investment income .............................        310
                                                                       -------
Total Net Assets -- 100.0% ........................................    $86,878
                                                                       =======
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I .......................................    $10.31
                                                                       =======
Net Asset Value and Redemption Price Per Share -- Class A ..........    $10.31
                                                                       =======
Maximum Offering Price Per Share -- Class A ($10.31 / 95.25%) ......    $10.82
                                                                       =======
Net Asset Value and Offering Price Per Share -- Class B ............    $10.33
                                                                       =======

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                              FINANCIAL STATEMENTS
                              ARMADA FUNDS

STATEMENTS OF OPERATIONS (000)
FOR THE PERIOD ENDED MAY 31, 1999


                                                    INTERNATIONAL      SMALL CAP      SMALL CAP         EQUITY       TAX MANAGED
                                                     EQUITY FUND      VALUE FUND     GROWTH FUND      GROWTH FUND    EQUITY FUND
                                                    -------------     ----------     -----------      -----------    -----------

INVESTMENT INCOME:
   Dividends ....................................      $2,525          $  4,372        $    135         $  7,882       $ 2,275
   Interest .....................................         301               308             522            1,707           308
   Less: foreign taxes withheld .................        (260)               --              --               --           (12)
                                                       ------          --------        --------         --------       -------
   Total investment income ......................       2,566             4,680             657            9,589         2,571
                                                       ------          --------        --------         --------       -------
EXPENSES:
   Investment Advisory fees .....................       1,723             2,360             612            8,840         1,612
   Less: Fees waived by Investment Adviser ......          --                --              --               --          (384)
   Administration fees ..........................         117               180              46              828           150
   12b-1 fees ...................................          75               108              27              483            98
   Transfer Agent fees ..........................          72                71              64              137            67
   Custodian fees ...............................         303                52              13              165            46
   Professional fees ............................          30                27              21               89            46
   Printing and shareholder reports .............           7                20              12               79            22
   Registration and filing fees .................          39                26              33              222            79
   Trustees' fees ...............................           3                 8               1               21             7
   Miscellaneous ................................           4                28               7               74            43
   Amortization of deferred organizational costs           --                 6              --               --             5
   Shareholder servicing fees --
      Class A and B Shares ......................           2                26               1              283             7
                                                       ------          --------        --------         --------       -------
   Total expenses ...............................       2,375             2,912             837           11,221         1,798
                                                       ------          --------        --------         --------       -------
NET INVESTMENT INCOME/(LOSS) ....................         191             1,768            (180)          (1,632)          773
                                                       ------          --------        --------         --------       -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on investments sold .      (2,790)           (8,366)        (10,502)          (1,094)          312
   Net realized loss on foreign
      currency transactions .....................        (121)               --              --               (6)           --
   Net realized gain/(loss) on futures ..........          --                --              63               --            --
   Net change in unrealized appreciation/
      depreciation on futures ...................          --                --             973               --            --
   Net change in unrealized appreciation/
      depreciation on foreign currency
      and translation of other assets
      and liabilities in foreign currencies .....         632                --              --               --            --
   Net change in unrealized appreciation/
      depreciation on investments ...............       4,774            (5,622)          2,153          287,003        58,031
                                                       ------          --------        --------         --------       -------
   Net gain/(loss) on investments ...............       2,495           (13,988)         (7,313)         285,903        58,343
                                                       ------          --------        --------         --------       -------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ....................      $2,686          $(12,220)       $ (7,493)        $284,271       $59,116
                                                       ======          ========        ========         ========       =======

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                              FINANCIAL STATEMENTS
                              ARMADA FUNDS

STATEMENTS OF OPERATIONS (000)
FOR THE PERIOD ENDED MAY 31, 1999

                                                                                                  BALANCED     TOTAL RETURN
                                                        CORE         EQUITY         EQUITY       ALLOCATION      ADVANTAGE
                                                     EQUITY FUND   INDEX FUND1    INCOME FUND       FUND1          FUND
                                                     -----------   ----------     -----------    ----------    ------------

INVESTMENT INCOME:
   Dividends ....................................      $ 1,447       $ 1,999       $ 12,073        $   284        $    --
   Interest .....................................         (364)          288            652          1,584         19,644
   Less: foreign taxes withheld .................           --           (11)           (43)            --             --
                                                       -------       -------       --------        -------        -------
   Total investment income ......................        1,083         2,276         12,682          1,868         19,644
                                                       -------       -------       --------        -------        -------
EXPENSES:
   Investment Advisory fees .....................          954           505          3,168            422          1,753
   Less: Fees waived by Investment Adviser ......           --          (505)            --             --           (637)
   Administration fees ..........................           89           101            296             41            222
   12b-1 fees ...................................           55            --            175             23             --
   Transfer Agent fees ..........................           68            17             85             22             36
   Custodian fees ...............................           25            29             85             13             63
   Professional fees ............................           26            17             32             17             27
   Printing and shareholder reports .............            2            22             32              3             13
   Registration and filing fees .................           25            66             59             50              4
   Trustees' fees ...............................            2             3              9              2              8
   Miscellaneous ................................            2            23             20              7             36
   Amortization of deferred organizational costs            --            --              5             --              4
   Shareholder servicing fees --
      Class A and B Shares ......................            2             3             13              1              9
                                                       -------       -------       --------        -------        -------
   Total expenses                                        1,250           281          3,979            601          1,538
                                                       -------       -------       --------        -------        -------
NET INVESTMENT INCOME/(LOSS)                              (167)        1,995          8,703          1,267         18,106
                                                       -------       -------       --------        -------        -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on investments sold .        4,677            23         19,671         (1,688)         3,724
   Net realized loss on foreign
      currency transactions .....................           --            --             --             --             --
   Net realized gain/(loss) on futures ..........           --         1,028             --             --             --
   Net change in unrealized appreciation/
      depreciation on futures ...................           --          (104)            --             --             --
   Net change in unrealized appreciation/
      depreciation on foreign currency
      and translation of other assets
      and liabilities in foreign currencies .....           --            --             --             --             --
   Net change in unrealized appreciation/
      depreciation on investments ...............       25,111        18,836         91,321          2,268        (11,244)
                                                       -------       -------       --------        -------        -------
   Net gain/(loss) on investments ...............       29,788        19,783        110,992            580         (7,520)
                                                       -------       -------       --------        -------        -------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ....................      $29,621       $21,778       $119,695        $ 1,847        $10,586
                                                       =======       =======       ========        =======        =======


STATEMENTS OF OPERATIONS (000)
FOR THE PERIOD ENDED MAY 31, 1999


                                                                        INTERMEDIATE                    ENHANCED
                                                           BOND FUND      BOND FUND      GNMA FUND     INCOME FUND
                                                           ---------    ------------     ---------     -----------

INVESTMENT INCOME:
   Dividends ....................................           $    --        $    --        $   --         $   --
   Interest .....................................            40,081         15,382         5,991          4,596
   Less: foreign taxes withheld .................                --             --            --             --
                                                            -------        -------        ------         ------
   Total investment income ......................            40,081         15,382         5,991          4,596
                                                            -------        -------        ------         ------
EXPENSES:
   Investment Advisory fees .....................             3,583          1,450           489            349
   Less: Fees waived by Investment Adviser ......                --           (395)           --           (175)
   Administration fees ..........................               456            184            62             54
   12b-1 fees ...................................               265            110            37             --
   Transfer Agent fees ..........................                54             47            38             39
   Custodian fees ...............................               131             53            18             16
   Professional fees ............................                40             11            17             13
   Printing and shareholder reports .............                 7             85             3              5
   Registration and filing fees .................                35             39            10             13
   Trustees' fees ...............................                 4              3             1              3
   Miscellaneous ................................                 5             16            19             10
   Amortization of deferred organizational costs                  3             --             3              4
   Shareholder servicing fees --
      Class A and B Shares ......................                 3             10             3              1
                                                            -------        -------        ------         ------
   Total expenses ...............................             4,586          1,613           700            332
                                                            -------        -------        ------         ------
NET INVESTMENT INCOME/(LOSS) ....................            35,495         13,769         5,291          4,264
                                                            -------        -------        ------         ------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on investments sold .             6,607          2,105           234            236
   Net realized loss on foreign
      currency transactions .....................                --             --            --             --
   Net realized gain/(loss) on futures ..........                --             --            --             --
   Net change in unrealized appreciation/
      depreciation on futures ...................                --             --            --             --
   Net change in unrealized appreciation/
      depreciation on foreign currency
      and translation of other assets
      and liabilities in foreign currencies .....                --             --            --             --
   Net change in unrealized appreciation/
      depreciation on investments ...............           (15,918)        (7,084)       (2,090)          (746)
                                                            -------        -------        ------         ------
   Net gain/(loss) on investments ...............            (9,311)        (4,979)       (1,856)          (510)
                                                            -------        -------        ------         ------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ....................           $26,184        $ 8,790        $3,435         $3,754
                                                            =======        =======        ======         ======

1 FUND COMMENCED OPERATIONS ON JULY 10, 1998.

                                                  See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                              FINANCIAL STATEMENTS
                              ARMADA FUNDS

STATEMENTS OF OPERATIONS (000)
FOR THE PERIOD ENDED MAY 31, 1999


                                                                            OHIO TAX            PENNSYLVANIA         NATIONAL
                                                                           EXEMPT FUND         MUNICIPAL FUND     TAX EXEMPT FUND
                                                                           -----------         --------------     ---------------
INVESTMENT INCOME:
   Interest .......................................................          $10,400              $2,078               $4,569
                                                                             -------              ------               ------
EXPENSES:
   Investment Advisory fees .......................................            1,132                 217                  524
   Less: Fees waived by Investment Adviser ........................           (1,027)               (138)                (489)
   Administration fees ............................................              143                  28                   67
   12b-1 fees .....................................................               84                  --                   37
   Transfer Agent fees ............................................               24                  38                   67
   Custodian fees .................................................               53                   8                   19
   Professional fees ..............................................               14                  16                   28
   Printing and shareholder reports ...............................               10                   9                    4
   Registration and filing fees ...................................               73                   2                   76
   Trustees' fees .................................................                2                   1                    3
   Miscellaneous ..................................................               74                   3                   14
   Amortization of deferred organizational costs ..................               --                   3                   --
   Shareholder servicing fees-- Class A and B Shares ..............                5                  --                    2
                                                                             -------              ------               ------
   Total expenses .................................................              587                 187                  352
                                                                             -------              ------               ------
NET INVESTMENT INCOME .............................................            9,813               1,891                4,217
                                                                             -------              ------               ------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on investments sold ...................              180                 116                  412
   Net change in unrealized appreciation/
     depreciation on investments ..................................           (2,191)               (433)                (581)
                                                                             -------              ------               ------
   Net gain/(loss) on investments .................................           (2,011)               (317)                (169)
                                                                             -------              ------               ------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................................          $ 7,802              $1,574               $4,048
                                                                             =======              ======               ======

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]


                                                                        OHIO MUNICIPAL       TAX EXEMPT               TAX EXEMPT
                                                                         MARKET FUND1     MONEY MARKET FUND       MONEY MARKET FUND
                                                                        ------------      -----------------       -----------------
INVESTMENT INCOME:
   Interest .......................................................        $2,328              $4,281                  $19,855
                                                                           ------              ------                  -------
EXPENSES:
   Investment Advisory fees .......................................           261                 542                    2,160
   Less: Fees waived by Investment Adviser ........................          (157)               (339)                  (1,234)
   Administration fees ............................................            75                  95                      432
   12b-1 fees .....................................................            30                  55                      254
   Transfer Agent fees ............................................             3                  33                        8
   Custodian fees .................................................            15                  27                      123
   Professional fees ..............................................            27                  13                       28
   Printing and shareholder reports ...............................            --                   6                       11
   Registration and filing fees ...................................            --                  15                        3
   Trustees' fees .................................................             2                   4                        6
   Miscellaneous ..................................................             3                   5                       35
   Amortization of deferred organizational costs ..................            --                   3                       --
   Shareholder servicing fees-- Class A and B Shares ..............             7                  62                      297
                                                                           ------              ------                  -------
   Total expenses .................................................           266                 521                    2,123
                                                                           ------              ------                  -------
NET INVESTMENT INCOME .............................................         2,062               3,760                   17,732
                                                                           ------              ------                  -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on investments sold ...................            --                  --                      (36)
   Net change in unrealized appreciation/
     depreciation on investments ..................................            --                  --                       --
                                                                           ------              ------                  -------
   Net gain/(loss) on investments .................................            --                  --                      (36)
                                                                           ------              ------                  -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................................        $2,062              $3,760                  $17,696
                                                                           ======              ======                  =======

1 FUND COMMENCED OPERATIONS ON SEPTEMBER 15, 1998.

                                                                                                  GOVERNMENT          TREASURY
                                                                       MONEY MARKET FUND      MONEY MARKET FUND   MONEY MARKET FUND
                                                                       -----------------      -----------------   -----------------
INVESTMENT INCOME:
   Interest .......................................................        $167,720               $76,373              $18,465
                                                                           --------               -------              -------
EXPENSES:
   Investment Advisory fees .......................................          11,223                 5,183                1,177
   Less: Fees waived by Investment Adviser ........................          (3,207)               (1,481)                (196)
   Administration fees ............................................           2,262                 1,037                  275
   12b-1 fees .....................................................           1,307                   592                  161
   Transfer Agent fees ............................................              52                    79                   17
   Custodian fees .................................................             641                   163                   78
   Professional fees ..............................................             550                   231                   21
   Printing and shareholder reports ...............................             283                   161                   15
   Registration and filing fees ...................................             130                   130                    5
   Trustees' fees .................................................             125                    21                    4
   Miscellaneous ..................................................              69                   147                   27
   Amortization of deferred organizational costs ..................              --                    --                   14
   Shareholder servicing fees-- Class A and B Shares ..............           1,650                   685                   80
                                                                           --------               -------              -------
   Total expenses .................................................          15,085                 6,948                1,678
                                                                           --------               -------              -------
NET INVESTMENT INCOME .............................................         152,635                69,425               16,787
                                                                           --------               -------              -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on investments sold ...................              (1)                   --                   85
   Net change in unrealized appreciation/
     depreciation on investments ..................................              --                    --                   --
                                                                           --------               -------              -------
   Net gain/(loss) on investments .................................              (1)                   --                   85
                                                                           --------               -------              -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................................        $152,634               $69,425              $16,872
                                                                           ========               =======              =======


                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                              FINANCIAL STATEMENTS
                              ARMADA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                       INTERNATIONAL EQUITY FUND           SMALL CAP VALUE FUND
                                                     ------------     ------------      ---------------------------
                                                       FOR THE          FOR THE           FOR THE         FOR THE
                                                      YEAR ENDED      PERIOD ENDED       YEAR ENDED      YEAR ENDED
                                                     MAY 31, 1999     MAY 31, 19981     MAY 31, 1999    MAY 31, 1998
                                                     ------------     ------------      ------------    ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .......................   $    191         $    982         $  1,768        $  1,073
Net realized gain/(loss) on
   investments sold, futures and
   foreign currency transactions ...................     (2,911)          (3,995)          (8,366)         49,934
Net unrealized appreciation/
   depreciation on investments,
   futures and foreign currency
   transactions ....................................      5,406           13,359           (5,622)         (9,363)
                                                       --------         --------         --------        --------
Net increase/(decrease) in net assets
   resulting from operations .......................      2,686           10,346          (12,220)         41,644
                                                       --------         --------         --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I .........................................       (830)            (133)            (867)         (1,145)
   Class A .........................................         (2)              --              (28)            (19)
   Class B .........................................         --               --               --              --
   Dividends from realized capital gains:
   Class I .........................................         --               --          (23,595)        (34,475)
   Class A .........................................         --               --           (1,101)         (1,000)
   Class B .........................................         --               --              (31)             --
                                                       --------         --------         --------        --------
Total distributions ................................       (832)            (133)         (25,622)        (36,639)
                                                       --------         --------         --------        --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued .....................     71,205          127,644           73,379         108,947
   Proceeds from Common Fund Conversion (note 6) ...         --               --               --              --
   Reinvestment of cash distributions ..............         42                3           13,812          15,365
   Cost of shares redeemed .........................     (9,818)          (1,906)         (64,606)        (44,464)
                                                       --------         --------         --------        --------
     Net Class I share transactions ................     61,429          125,741           22,585          79,848
                                                       --------         --------         --------        --------
   Class A
   Proceeds from shares issued .....................      2,079              308           11,093           6,063
   Reinvestment of cash distributions ..............          2               --            1,030             915
   Cost of shares redeemed .........................     (1,249)             (44)          (9,865)         (1,135)
                                                       --------         --------         --------        --------
     Net Class A share transactions ................        832              264            2,258           5,843
                                                       --------         --------         --------        --------
   Class B
   Proceeds from shares issued .....................         44                2              463             544
   Reinvestment of cash distributions ..............         --               --               30              --
   Cost of shares redeemed .........................         (4)              (1)             (45)           (490)
                                                       --------         --------         --------        --------
     Net Class B share transactions ................         40                1              448              54
                                                       --------         --------         --------        --------
Increase in net assets from share transactions .....     62,301          126,006           25,291          85,745
                                                       --------         --------         --------        --------
   Contribution of capital from
        affiliate (note 3) .........................         --               --               --              --
                                                       --------         --------         --------        --------
Total increase/(decrease) in net assets ............     64,155          136,219          (12,551)         90,750
                                                       --------         --------         --------        --------
NET ASSETS:
Beginning of period ................................    136,219               --          294,990         204,240
                                                       --------         --------         --------        --------
End of period ......................................   $200,374         $136,219         $282,439        $294,990
                                                       ========         ========         ========        ========

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]


                                                         SMALL CAP GROWTH FUND             EQUITY GROWTH FUND
                                                     ------------     ------------     ---------------------------
                                                       FOR THE          FOR THE          FOR THE         FOR THE
                                                      YEAR ENDED      PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                                     MAY 31, 1999     MAY 31, 19981    MAY 31, 1999    MAY 31, 1998
                                                     ------------     ------------     ------------    ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .......................   $  (180)          $   40         $   (1,632)   $      (112)
Net realized gain/(loss) on
   investments sold, futures and
   foreign currency transactions ...................   (10,439)             833             (1,100)        71,625
Net unrealized appreciation/
   depreciation on investments,
   futures and foreign currency
   transactions ....................................     3,126            4,165            287,003          4,112
                                                       -------          -------         ----------       --------
Net increase/(decrease) in net assets
   resulting from operations .......................    (7,493)           5,038            284,271         75,625
                                                       -------          -------         ----------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I .........................................        (2)             (44)                --            (77)
   Class A .........................................        --               --                 --             --
   Class B .........................................        --               --                 --             --
   Dividends from realized capital gains:
   Class I .........................................      (733)             (93)           (51,288)       (32,643)
   Class A .........................................        (5)              --             (4,297)          (875)
   Class B .........................................        --               --                (16)            --
                                                       -------          -------         ----------       --------
Total distributions ................................      (740)            (137)           (55,601)       (33,595)
                                                       -------          -------         ----------       --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued .....................    48,064           51,438            654,266        112,234
   Proceeds from Common Fund Conversion (note 6) ...        --               --            257,675             --
   Reinvestment of cash distributions ..............       382               79             44,257         15,580
   Cost of shares redeemed .........................   (14,596)          (1,949)          (256,697)       (72,440)
                                                       -------          -------         ----------       --------
     Net Class I share transactions ................    33,850           49,568            699,501         55,374
                                                       -------          -------         ----------       --------
   Class A
   Proceeds from shares issued .....................       956              364            148,499          4,854
   Reinvestment of cash distributions ..............         5               --              4,243            816
   Cost of shares redeemed .........................      (147)             (26)           (27,176)        (1,269)
                                                       -------          -------         ----------       --------
     Net Class A share transactions ................       814              338            125,566          4,401
                                                       -------          -------         ----------       --------
   Class B
   Proceeds from shares issued .....................       807               22              1,448            308
   Reinvestment of cash distributions ..............        --               --                 16             --
   Cost of shares redeemed .........................      (673)             (21)              (108)          (287)
                                                       -------          -------         ----------       --------
     Net Class B share transactions ................       134                1              1,356             21
                                                       -------          -------         ----------       --------
Increase in net assets from share transactions .....    34,798           49,907            826,423         59,796
                                                       -------          -------         ----------       --------
   Contribution of capital from
        affiliate (note 3) .........................        --               --                 --            466
                                                       -------          -------         ----------       --------
Total increase/(decrease) in net assets ............    26,565           54,808          1,055,093        102,292
                                                       -------          -------         ----------       --------
NET ASSETS:
Beginning of period ................................    54,808               --            364,817        262,525
                                                       -------          -------         ----------       --------
End of period ......................................   $81,373          $54,808         $1,419,910       $364,817
                                                       =======          =======         ==========       ========

                                                       TAX MANAGED EQUITY FUND               CORE EQUITY FUND
                                                     -----------------------------      ---------------------------
                                                       FOR THE          FOR THE           FOR THE         FOR THE
                                                      YEAR ENDED      PERIOD ENDED       YEAR ENDED      YEAR ENDED
                                                     MAY 31, 1999     MAY 31, 19982     MAY 31, 1999    MAY 31, 19981
                                                     ------------     ------------      ------------    ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .......................   $    773         $    214         $   (167)       $    531
Net realized gain/(loss) on
   investments sold, futures and
   foreign currency transactions ...................        312               55            4,677           4,906
Net unrealized appreciation/
   depreciation on investments,
   futures and foreign currency
   transactions ....................................     58,031           (1,407)          25,111           8,557
                                                       --------         --------         --------        --------
Net increase/(decrease) in net assets
   resulting from operations .......................     59,116           (1,138)          29,621          13,994
                                                       --------         --------         --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I .........................................       (776)              --              (47)           (505)
   Class A .........................................         (3)              --               --              --
   Class B .........................................         --               --               --              --
   Dividends from realized capital gains:
   Class I .........................................       (221)              --           (5,032)             --
   Class A .........................................         (2)              --              (25)             --
   Class B .........................................         (1)              --              (15)             --
                                                       --------         --------         --------        --------
Total distributions ................................     (1,003)              --           (5,119)           (505)
                                                       --------         --------         --------        --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued .....................      4,526            1,477            6,590         106,584
   Proceeds from Common Fund Conversion (note 6) ...     46,522          163,615               --              --
   Reinvestment of cash distributions ..............        111               --            4,989             503
   Cost of shares redeemed .........................    (26,256)          (5,090)            (794)        (10,061)
                                                       --------         --------         --------        --------
     Net Class I share transactions ................     24,903          160,002           10,785          97,026
                                                       --------         --------         --------        --------
   Class A
   Proceeds from shares issued .....................      7,809               10            2,524             399
   Reinvestment of cash distributions ..............          3               --               25              --
   Cost of shares redeemed .........................       (776)              --           (1,360)             (2)
                                                       --------         --------         --------        --------
     Net Class A share transactions ................      7,036               10            1,189             397
                                                       --------         --------         --------        --------
   Class B
   Proceeds from shares issued .....................      5,341               88            1,071               2
   Reinvestment of cash distributions ..............          1               --               15              --
   Cost of shares redeemed .........................       (125)              --              (36)             --
                                                       --------         --------         --------        --------
     Net Class B share transactions ................      5,217               88            1,050               2
                                                       --------         --------         --------        --------
Increase in net assets from share transactions .....     37,156          160,100           13,024          97,425
                                                       --------         --------         --------        --------
   Contribution of capital from
        affiliate (note 3) .........................         --               --               --              --
                                                       --------         --------         --------        --------
Total increase/(decrease) in net assets ............     95,269          158,962           37,526         110,914
                                                       --------         --------         --------        --------
NET ASSETS:
Beginning of period ................................    158,962               --          110,914              --
                                                       --------         --------         --------        --------
End of period ......................................   $254,231         $158,962         $148,440        $110,914
                                                       ========         ========         ========        ========

1  FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.
2  FUND COMMENCED OPERATIONS ON APRIL 9, 1998.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                              FINANCIAL STATEMENTS
                              ARMADA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                      EQUITY INDEX FUND         EQUITY INCOME FUND
                                                      -----------------    -----------------------------
                                                           FOR THE            FOR THE         FOR THE
                                                         PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         MAY 31, 19991     MAY 31, 1999     MAY 31, 1998
                                                         ------------      ------------     ------------

INVESTMENT ACTIVITIES:
Net investment income ...........................           $ 1,995          $  8,703         $  3,301
Net realized gain/(loss) on investments
   sold and futures .............................             1,051            19,671            6,437
Net unrealized appreciation/depreciation
   on investments and futures ...................            18,732            91,321           25,959
                                                           --------          --------         --------
Net increase in net assets resulting
   from operations ..............................            21,778           119,695           35,697
                                                           --------          --------         --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
    Class I ......................................           (1,309)           (6,836)          (3,144)
    Class A ......................................               (9)              (73)             (14)
    Class B ......................................               --                (5)              --
   Dividends from realized capital gains:
    Class I ......................................               --            (6,668)          (7,211)
    Class A ......................................               --               (70)             (34)
    Class B ......................................               --                (8)              --
                                                           --------          --------         --------
Total distributions .............................            (1,318)          (13,660)         (10,403)
                                                           --------          --------         --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ..................           269,038            98,187           70,486
     Proceeds from Common Fund Conversion (note 6)               --           212,347               --
   Reinvestment of cash distributions ...........             1,150             7,529            5,680
   Cost of shares redeemed ......................           (36,603)          (68,381)         (34,560)
                                                           --------          --------         --------
     Net Class I share transactions .............           233,585           249,682           41,606
                                                           --------          --------         --------
   Class A
   Proceeds from shares issued ..................             4,339            11,058            1,955
   Reinvestment of cash distributions ...........                 9               114               34
   Cost of shares redeemed ......................              (647)           (3,429)            (353)
                                                           --------          --------         --------
     Net Class A share transactions .............             3,701             7,743            1,636
                                                           --------          --------         --------
   Class B
   Proceeds from shares issued ..................                --             1,036               45
   Reinvestment of cash distributions ...........                --                12               --
   Cost of shares redeemed ......................                --              (152)             (44)
                                                           --------          --------         --------
     Net Class B share transactions .............                --               896                1
                                                           --------          --------         --------
Increase in net assets from share transactions ..           237,286           258,321           43,243
                                                           --------          --------         --------
Total increase in net assets ....................           257,746           364,356           68,537
                                                           --------          --------         --------
NET ASSETS:
Beginning of period .............................                --           196,077          127,540
                                                           --------          --------         --------
End of period ...................................          $257,746          $560,433         $196,077
                                                           ========          ========         ========

1  FUND COMMENCED OPERATIONS ON JULY 10, 1998.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]



                                                       BALANCED ALLOCATION FUND       TOTAL RETURN ADVANTAGE FUND
                                                       ------------------------      ------------------------------
                                                               FOR THE                  FOR THE           FOR THE
                                                             PERIOD ENDED             YEAR ENDED        YEAR ENDED
                                                             MAY 31, 19991           MAY 31, 1999      MAY 31, 1998
                                                             ------------            ------------      ------------

INVESTMENT ACTIVITIES:
Net investment income ...........................              $  1,267               $  18,106          $ 17,772
Net realized gain/(loss) on investments
   sold and futures .............................                (1,688)                  3,724             2,672
Net unrealized appreciation/depreciation
   on investments and futures ...................                 2,268                 (11,244)            7,028
                                                               --------                --------          --------
Net increase in net assets resulting
   from operations ..............................                 1,847                  10,586            27,472
                                                               --------                --------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I ......................................                  (948)                (17,916)          (17,637)
   Class A ......................................                    (7)                   (197)             (125)
   Class B ......................................                    (2)                     --                --
   Dvidends from realized capital gains:
   Class I ......................................                    --                  (1,326)               --
   Class A ......................................                    --                     (17)               --
   Class B ......................................                    --                      --                --
                                                               --------                --------          --------
Total distributions .............................                  (957)                (19,456)          (17,762)
                                                               --------                --------          --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ..................               109,461                  74,950            83,718
     Proceeds from Common Fund Conversion (note 6)                   --                      --                --
   Reinvestment of cash distributions ...........                   929                  12,191             9,472
   Cost of shares redeemed ......................               (26,260)                (46,083)          (65,987)
                                                               --------                --------          --------
     Net Class I share transactions .............                84,130                  41,058            27,203
                                                               --------                --------          --------
   Class A
   Proceeds from shares issued ..................                 1,810                   4,953               651
   Reinvestment of cash distributions ...........                     6                     197               111
   Cost of shares redeemed ......................                  (343)                   (950)           (2,374)
                                                               --------                --------          --------
     Net Class A share transactions .............                 1,473                   4,200            (1,612)
                                                               --------                --------          --------
   Class B
   Proceeds from shares issued ..................                   390                      --                --
   Reinvestment of cash distributions ...........                     2                      --                --
   Cost of shares redeemed ......................                    (7)                     --                --
                                                               --------                --------          --------
     Net Class B share transactions .............                   385                      --                --
                                                               --------                --------          --------
Increase in net assets from  share transactions .                85,988                  45,258            25,591
                                                               --------                --------          --------
Total increase in net assets ....................                86,878                  36,388            35,301
                                                               --------                --------          --------
NET ASSETS:
Beginning of period .............................                    --                 296,715           261,414
                                                               --------                --------          --------
End of period ...................................              $ 86,878                $333,103          $296,715
                                                               ========                ========          ========


                                                                       BOND FUND                   INTERMEDIATE BOND FUND
                                                             -----------------------------      ---------------------------
                                                               FOR THE          FOR THE           FOR THE        FOR THE
                                                              YEAR ENDED       YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                             MAY 31, 1999     MAY 31, 1998      MAY 31, 1999   MAY 31, 1998
                                                             ------------     ------------      ---------------------------

INVESTMENT ACTIVITIES:
Net investment income ...........................              $ 35,495          $  5,994         $ 13,769       $  8,477
Net realized gain/(loss) on investments
   sold and futures .............................                 6,607               901            2,105          1,330
Net unrealized appreciation/depreciation
   on investments and futures ...................               (15,918)            1,479           (7,084)         1,379
                                                               --------          --------         --------       --------
Net increase in net assets resulting
   from operations ..............................                26,184             8,374            8,790         11,186
                                                               --------          --------         --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I ......................................               (35,439)           (6,010)         (13,608)        (8,255)
   Class A ......................................                   (67)               (3)            (205)          (198)
   Class B ......................................                   (18)               --              (13)            --
   Dvidends from realized capital gains:
   Class I ......................................               (10,610)               --           (1,679)            --
   Class A ......................................                   (25)               --              (20)            --
   Class B ......................................                    (7)               --               (2)            --
                                                               --------          --------         --------       --------
Total distributions .............................               (46,166)           (6,013)         (15,527)        (8,453)
                                                               --------          --------         --------       --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ..................               334,224            54,481          168,983        111,103
     Proceeds from Common Fund Conversion (note 6)              444,085                --           71,602             --
   Reinvestment of cash distributions ...........                11,803                86            5,353          1,878
   Cost of shares redeemed ......................              (144,163)          (15,500)         (92,671)       (70,201)
                                                               --------          --------         --------       --------
     Net Class I share transactions .............               645,949            39,067          153,267         42,780
                                                               --------          --------         --------       --------
   Class A
   Proceeds from shares issued ..................                 4,207               274            3,889          1,204
   Reinvestment of cash distributions ...........                    56                 1              190            173
   Cost of shares redeemed ......................                (1,526)             (107)          (2,127)        (1,883)
                                                               --------          --------         --------       --------
     Net Class A share transactions .............                 2,737               168            1,952           (506)
                                                               --------          --------         --------       --------
   Class B
   Proceeds from shares issued ..................                   845                39              742             79
   Reinvestment of cash distributions ...........                    24                --               12             --
   Cost of shares redeemed ......................                  (113)              (38)             (30)           (77)
                                                               --------          --------         --------       --------
     Net Class B share transactions .............                   756                 1              724              2
                                                               --------          --------         --------       --------
Increase in net assets from  share transactions .               649,442            39,236          155,943         42,276
                                                               --------          --------         --------       --------
Total increase in net assets ....................               629,460            41,597          149,206         45,009
                                                               --------          --------         --------       --------
NET ASSETS:
Beginning of period .............................               132,782            91,185          170,000        124,991
                                                               --------          --------         --------       --------
End of period ...................................              $762,242          $132,782         $319,206       $170,000
                                                               ========          ========         ========       ========

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                              FINANCIAL STATEMENTS
                              ARMADA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                              GNMA FUND                                 ENHANCED INCOME FUND
                                                   -------------------------------                -------------------------------
                                                      FOR THE            FOR THE                     FOR THE            FOR THE
                                                    YEAR ENDED         YEAR ENDED                  YEAR ENDED         YEAR ENDED
                                                   MAY 31, 1999       MAY 31, 1998                MAY 31, 1999       MAY 31, 1998
                                                   ------------       ------------                ------------       ------------
INVESTMENT ACTIVITIES:
Net investment income ..........................     $ 5,291            $ 4,195                     $  4,264           $  4,180
Net realized gain/(loss) on investments sold ...         234                922                          236                143
Net unrealized appreciation/depreciation
  on investments ...............................      (2,090)             1,152                         (746)               411
                                                     -------            -------                      -------            -------
Net increase in net assets
  resulting from operations ....................       3,435              6,269                        3,754              4,734
                                                     -------            -------                      -------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Class I ...................................      (5,162)            (4,242)                      (4,259)            (4,063)
     Class A ...................................         (61)               (12)                         (23)              (114)
     Class B ...................................          --                 --                           --                 --
   Dividends from realized capital gains:
     Class I ...................................        (581)              (650)                        (405)               (73)
     Class A ...................................          (8)                (1)                          (2)                (2)
     Class B ...................................          --                 --                           --                 --
                                                     -------            -------                      -------            -------
Total distributions ............................      (5,812)            (4,905)                      (4,689)            (4,252)
                                                     -------            -------                      -------            -------
SHARE TRANSACTIONS:
   Class I
     Proceeds from shares issued ...............      28,666             28,426                       58,938             61,441
     Proceeds from Common Fund Conversion (note 6)        --                 --                           --                 --
     Reinvestment of cash distributions ........         470                148                        2,437              2,282
     Cost of shares redeemed ...................     (13,612)           (10,811)                     (60,044)           (53,330)
                                                     -------            -------                      -------            -------
       Net Class I share transactions ..........      15,524             17,763                        1,331             10,393
                                                     -------            -------                      -------            -------
   Class A
     Proceeds from shares issued ...............       1,510                526                          351              1,961
     Reinvestment of cash distributions ........          60                  9                           23                108
     Cost of shares redeemed ...................        (585)              (119)                        (376)            (3,579)
                                                     -------            -------                      -------            -------
       Net Class A share transactions ..........         985                416                           (2)            (1,510)
                                                     -------            -------                      -------            -------
   Class B
     Proceeds from shares issued ...............          --                 --                           --                 --
     Reinvestment of cash distributions ........          --                 --                           --                 --
     Cost of shares redeemed ...................          --                 --                           --                 --
                                                     -------            -------                      -------            -------
       Net Class B share transactions ..........          --                 --                           --                 --
                                                     -------            -------                      -------            -------
Increase in net assets from share transactions .      16,509             18,179                        1,329              8,883
                                                     -------            -------                      -------            -------
Total increase in net assets ...................      14,132             19,543                          394              9,365
                                                     -------            -------                      -------            -------
NET ASSETS:
Beginning of period ............................      84,173             64,630                       72,447             63,082
                                                     -------            -------                      -------            -------
End of period ..................................     $98,305            $84,173                      $72,841            $72,447
                                                     =======            =======                      =======            =======

1  FUND COMMENCED OPERATIONS ON APRIL 9, 1998.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                              FINANCIAL STATEMENTS
                              ARMADA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                         OHIO TAX  EXEMPT FUND                       PENNSYLVANIA MUNICIPAL FUND
                                                    -------------------------------                -------------------------------
                                                       FOR THE          FOR THE                      FOR THE            FOR THE
                                                     YEAR ENDED        YEAR ENDED                   YEAR ENDED         YEAR ENDED
                                                    MAY 31, 1999      MAY 31, 1998                 MAY 31, 1999       MAY 31, 1998
                                                    ------------      ------------                 ------------       ------------
INVESTMENT ACTIVITIES:
Net investment income ..........................     $   9,813          $  5,512                      $ 1,891            $ 1,658
Net realized gain/(loss) on investments sold ...           180               196                          116                 (1)
Net unrealized appreciation/depreciation
  on investments ...............................        (2,191)            2,886                         (433)               895
                                                     ---------          --------                      -------            -------
Net increase in net assets
  resulting from operations ....................         7,802             8,594                        1,574              2,552
                                                     ---------          --------                      -------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Class I ...................................        (9,541)           (5,330)                      (1,807)            (1,653)
     Class A ...................................          (212)             (180)                          (8)                (5)
     Class B ...................................            --                --                           --                 --
   Dividends from realized capital gains:
     Class I ...................................          (136)              (90)                         (41)               (39)
     Class A ...................................            (3)               (4)                          --                 --
     Class B ...................................            --                --                           --                 --
                                                     ---------          --------                      -------            -------
Total distributions ............................        (9,892)           (5,604)                      (1,856)            (1,697)
                                                     ---------          --------                      -------            -------
SHARE TRANSACTIONS:
   Class I
     Proceeds from shares issued ...............        81,139            36,338                        6,378              6,749
     Proceeds from Common Fund Conversion (note 6)          --            51,852                           --                 --
     Reinvestment of cash distributions ........           278               147                           38                 22
     Cost of shares redeemed ...................       (39,407)          (17,109)                      (4,718)            (5,640)
                                                     ---------          --------                      -------            -------
       Net Class I share transactions ..........        42,010            71,228                        1,698              1,131
                                                     ---------          --------                      -------            -------
   Class A
     Proceeds from shares issued ...............         1,246               940                          114                 66
     Reinvestment of cash distributions ........           120               125                            1                  1
     Cost of shares redeemed ...................          (545)             (752)                         (20)               (25)
                                                     ---------          --------                      -------            -------
       Net Class A share transactions ..........           821               313                           95                 42
                                                     ---------          --------                      -------            -------
   Class B
     Proceeds from shares issued ...............            --                --                           --                 --
     Reinvestment of cash distributions ........            --                --                           --                 --
     Cost of shares redeemed ...................            --                --                           --                 --
                                                     ---------          --------                      -------            -------
       Net Class B share transactions ..........            --                --                           --                 --
                                                     ---------          --------                      -------            -------
Increase in net assets from share transactions .        42,831            71,541                        1,793              1,173
                                                     ---------          --------                      -------            -------
Total increase in net assets ...................        40,741            74,531                        1,511              2,028
                                                     ---------          --------                      -------            -------
NET ASSETS:
Beginning of period ............................       169,432            94,901                       38,878             36,850
                                                     ---------          --------                      -------            -------
End of period ..................................     $ 210,173          $169,432                      $40,389            $38,878
                                                     =========          ========                      =======            =======


                                                        OHIO TAX  EXEMPT FUND
                                                   -------------------------------
                                                      FOR THE          FOR THE
                                                    YEAR ENDED        YEAR ENDED
                                                   MAY 31, 1999      MAY 31, 1998
                                                   ------------      ------------
INVESTMENT ACTIVITIES:
Net investment income ..........................     $  4,217          $   532
Net realized gain/(loss) on investments sold ...          412              --
Net unrealized appreciation/depreciation
  on investments ...............................         (581)             591
                                                     --------          -------
Net increase in net assets
  resulting from operations ....................        4,048            1,123
                                                     --------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Class I ...................................       (4,193)            (530)
     Class A ...................................          (67)              --
     Class B ...................................           (2)             --
   Dividends from realized capital gains:
     Class I ...................................         (257)             --
     Class A ...................................           (1)             --
     Class B ...................................           --              --
                                                     --------          -------
Total distributions ............................       (4,520)            (530)
                                                     --------          -------
SHARE TRANSACTIONS:
   Class I
     Proceeds from shares issued ...............       20,912            1,962
     Proceeds from Common Fund Conversion (note 6)     22,085           78,943
     Reinvestment of cash distributions ........           67              --
     Cost of shares redeemed ...................      (22,312)          (1,239)
                                                     --------          -------
       Net Class I share transactions ..........       20,752           79,666
                                                     --------          -------
   Class A
     Proceeds from shares issued ...............        8,788              --
     Reinvestment of cash distributions ........           63              --
     Cost of shares redeemed ...................       (4,551)             --
                                                     --------          -------
       Net Class A share transactions ..........        4,300             --
                                                     --------          -------
   Class B
     Proceeds from shares issued ...............          277              --
     Reinvestment of cash distributions ........            2              --
     Cost of shares redeemed ...................           --              --
                                                     --------          -------
       Net Class B share transactions ..........          279             --
                                                     --------          -------
Increase in net assets from share transactions .       25,331           79,666
                                                     --------          -------
Total increase in net assets ...................       24,859           80,259
                                                     --------          -------
NET ASSETS:
Beginning of period ............................       80,259              --
                                                     --------          -------
End of period ..................................     $105,118          $80,259
                                                     ========          =======

1  FUND COMMENCED OPERATIONS ON APRIL 9, 1998.

                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]

                              FINANCIAL STATEMENTS
                              ARMADA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                              OHIO MUNICIPAL          PENNSYLVANIA TAX EXEMPT                  TAX EXEMPT
                                             MONEY MARKET FUND           MONEY MARKET FUND                  MONEY MARKET FUND
                                             -----------------     ------------------------------      ---------------------------
                                                 FOR THE             FOR THE           FOR THE           FOR THE         FOR THE
                                               PERIOD ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED
                                               MAY 31, 19991       MAY 31, 1999      MAY 31, 1998      MAY 31, 1999    MAY 31, 1998
                                               ------------        ------------      ------------      ------------    ------------
INVESTMENT ACTIVITIES:
   Net investment income .................       $  2,062           $ 3,760          $ 3,188           $ 17,732          $ 16,326
   Net realized gain/(loss)
      on investments sold ................             --                --              (10)               (36)               10
                                                 --------          --------         --------           --------          --------
Net increase in net assets resulting
   from operations .......................          2,062             3,760            3,178             17,696            16,336
                                                 --------          --------         --------           --------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Class I .............................         (1,958)           (2,667)          (2,280)           (12,418)          (13,748)
     Class A .............................           (124)           (1,112)            (872)            (5,503)           (2,665)
     Class B .............................             --                --               --                 --                --
   Dividends from realized capital gains:
     Class I .............................             --                --               --                 --                --
     Class A .............................             --                --               --                 --                --
     Class B .............................             --                --               --                 --                --
                                                 --------          --------         --------           --------          --------
Total distributions ......................         (2,082)           (3,779)          (3,152)           (17,921)          (16,413)
                                                 --------          --------         --------           --------          --------

SHARE TRANSACTIONS:
     Class I
     Proceeds from shares issued .........        273,577           176,111          171,384            760,407           881,569
     Reinvestment of cash distributions ..             27                --               --                 98                 1
     Cost of shares redeemed .............       (174,242)         (172,152)        (159,015)          (745,079)         (833,210)
                                                 --------          --------         --------           --------          --------
        Net Class I share transactions ...         99,362             3,959           12,369             15,426            48,360
                                                 --------          --------         --------           --------          --------
     Class A
     Proceeds from shares issued .........         30,799           161,332          127,747            654,175           381,022
     Reinvestment of cash distributions ..             98               490              295              5,196             2,404
     Cost of shares redeemed .............        (19,878)         (141,365)        (115,504)          (601,426)         (322,804)
                                                 --------          --------         --------           --------          --------
        Net Class A share transactions ...         11,019            20,457           12,538             57,945            60,622
                                                 --------          --------         --------           --------          --------
   Class B
     Proceeds from shares issued .........             --                --               --                 --                --
     Reinvestment of cash distributions ..             --                --               --                 --                --
     Cost of shares redeemed .............             --                --               --                 --                --
                                                 --------          --------         --------           --------          --------
        Net Class B share transactions ...             --                --               --                 --                --
                                                 --------          --------         --------           --------          --------
Increase in net assets from
   share transactions ....................        110,381            24,416           24,907             73,371           108,982
                                                 --------          --------         --------           --------          --------
Total increase in net assets .............        110,361            24,397           24,933             73,146           108,905
                                                 --------          --------         --------           --------          --------
NET ASSETS:
   Beginning of period ...................             --           106,639           81,706            551,501           442,596
                                                 --------          --------         --------           --------          --------
   End of period .........................       $110,361          $131,036         $106,639           $624,647          $551,501
                                                 ========          ========         ========           ========          ========

1  FUND COMMENCED OPERATIONS ON SEPTEMBER 15, 1998.

                             See Accompanying Notes

                                                         MONEY MARKET FUND                      GOVERNMENT MONEY MARKET FUND
                                            ----------------------------------------       ----------------------------------------
                                                 FOR THE                  FOR THE                 FOR THE               FOR THE
                                               YEAR ENDED               YEAR ENDED              YEAR ENDED             YEAR ENDED
                                              MAY 31, 1999             MAY 31, 1998            MAY 31, 1999           MAY 31, 1998
                                              ------------             ------------            ------------           ------------
INVESTMENT ACTIVITIES:
   Net investment income .................     $  152,635               $  128,512             $   69,425              $   58,026
   Net realized gain/(loss)
      on investments sold ................             (1)                     (4)                    --                       (1)
                                               ----------               ----------             ----------              ----------
Net increase in net assets resulting
   from operations .......................        152,634                  128,508                 69,425                  58,025
                                               ----------               ----------             ----------              ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Class I .............................       (101,961)                (103,139)               (48,773)                (47,874)
     Class A .............................        (51,163)                 (25,134)               (20,599)                (10,152)
     Class B .............................             (3)                      --                     --                      --
   Dividends from realized capital gains:
     Class I .............................             --                       --                     --                      --
     Class A .............................             --                       --                     --                      --
     Class B .............................             --                       --                     --                      --
                                               ----------               ----------             ----------              ----------
Total distributions ......................       (153,127)                (128,273)               (69,372)                (58,026)
                                               ----------               ----------             ----------              ----------

SHARE TRANSACTIONS:
     Class I
     Proceeds from shares issued .........      6,186,234                5,718,525              3,760,181               3,557,896
     Reinvestment of cash distributions ..            405                    1,914                    873                     176
     Cost of shares redeemed .............     (5,964,073)              (5,751,937)            (3,802,485)             (3,233,359)
                                               ----------               ----------             ----------              ----------
        Net Class I share transactions ...        222,566                  (31,498)               (41,431)                324,713
                                               ----------               ----------             ----------              ----------
     Class A
     Proceeds from shares issued .........      3,828,467                2,079,077              1,375,632                 614,377
     Reinvestment of cash distributions ..         32,692                   14,552                  3,639                   1,400
     Cost of shares redeemed .............     (3,197,331)              (1,742,976)            (1,062,178)               (526,921)
                                               ----------               ----------             ----------              ----------
        Net Class A share transactions ...        663,828                  350,653                317,093                  88,856
                                               ----------               ----------             ----------              ----------
   Class B
     Proceeds from shares issued .........            162                        6                     --                      --
     Reinvestment of cash distributions ..              2                       --                     --                      --
     Cost of shares redeemed .............           (142)                      (1)                    --                      --
                                               ----------               ----------             ----------              ----------
        Net Class B share transactions ...             22                        5                     --                      --
                                               ----------               ----------             ----------              ----------
Increase in net assets from
   share transactions ....................        886,416                  319,160                275,662                 413,569
                                               ----------               ----------             ----------              ----------
Total increase in net assets .............        885,923                  319,395                275,715                 413,568
                                               ----------               ----------             ----------              ----------
NET ASSETS:
   Beginning of period ...................      2,608,587                2,289,192              1,384,359                 970,791
                                               ----------               ----------             ----------              ----------
   End of period .........................     $3,494,510               $2,608,587             $1,660,074              $1,384,359
                                               ==========               ==========             ==========              ==========


                                                        TREASURY MONEY MARKET FUND
                                                ----------------------------------------
                                                      FOR THE              FOR THE
                                                     YEAR ENDED           YEAR ENDED
                                                    MAY 31, 1999         MAY 31, 1998
                                                    ------------         ------------
INVESTMENT ACTIVITIES:
   Net investment income .................           $    16,787          $   14,828
   Net realized gain/(loss)
      on investments sold ................                85   8
                                                      ----------          ----------
Net increase in net assets resulting
   from operations .......................                16,872              14,836
                                                      ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Class I .............................               (14,683)            (14,531)
     Class A .............................                (2,138)               (297)
     Class B .............................                    --                  --
   Dividends from realized capital gains:
     Class I .............................                    --                  --
     Class A .............................                    --                  --
     Class B .............................                    --                  --
                                                      ----------          ----------
Total distributions ......................               (16,821)            (14,828)
                                                      ----------          ----------

SHARE TRANSACTIONS:
     Class I
     Proceeds from shares issued .........             1,602,785           1,565,848
     Reinvestment of cash distributions ..                    26                  10
     Cost of shares redeemed .............            (1,616,371)         (1,482,587)
                                                      ----------          ----------
        Net Class I share transactions ...               (13,560)             83,271
                                                      ----------          ----------
     Class A
     Proceeds from shares issued .........               647,257              14,124
     Reinvestment of cash distributions ..                   447                 271
     Cost of shares redeemed .............              (571,910)            (12,854)
                                                      ----------          ----------
        Net Class A share transactions ...                75,794               1,541
                                                      ----------          ----------
   Class B
     Proceeds from shares issued .........                    --                  --
     Reinvestment of cash distributions ..                    --                  --
     Cost of shares redeemed .............                    --                  --
                                                      ----------          ----------
        Net Class B share transactions ...                    --                  --
                                                      ----------          ----------
Increase in net assets from
   share transactions ....................                62,234              84,812
                                                      ----------          ----------
Total increase in net assets .............                62,285              84,820
                                                      ----------          ----------
NET ASSETS:
   Beginning of period ...................               366,827             282,007
                                                      ----------          ----------
   End of period .........................            $  429,112          $  366,827
                                                      ==========          ==========


                             See Accompanying Notes

[ARROW GRAPHIC OMITTED]
                          NOTES TO FINANCIAL STATEMENTS

1.  FUND ORGANIZATION
   Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is comprised of twenty four funds each of which is authorized to issue two classes of shares designated as Class I and Class A shares. Effective January 1, 1998, all funds except, Ohio Municipal Money Market, Pennsylvania Tax-Exempt Money Market, Tax-Exempt MoneyMarket, Government Money Market and Treasury Money Market were authorized to offer a third class of shares designated as Class B shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution and/or shareholder service fees and investment minimums. Class A shares are sold subject to a front-end sales charge and Class B shares are sold with a contingent deferred sales charge, both of which may be reduced or waived under certain circumstances.

   The Trust currently has five Series that consist of the following Funds (each referred to as a "Fund" or collectively as the "Funds"):

EQUITY SERIES

International Equity Fund, Small Cap Value Fund, Small Cap Growth Fund, Equity Growth Fund, Tax Managed Equity Fund, Core Equity Fund, Equity Index Fund, and Equity Income Fund;

ALLOCATION SERIES

Balanced Allocation Fund;

INCOME SERIES

Total Return Advantage Fund, Bond Fund, Intermediate Bond Fund, GNMA Fund, Enhanced Income Fund, and Real Return Advantage Fund;

TAX EXEMPT SERIES

Ohio Tax Exempt Fund, Pennsylvania Municipal Fund, and National Tax Exempt Fund;

MONEY MARKET SERIES

Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, Money Market Fund, Government Money Market Fund, and Treasury Money Market Fund.

   As of the date of this report, the Real Return Advantage Fund had not commenced operations.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies followed by the Funds.

   SECURITY VALUATION: Securities listed on an exchange are valued at the last quoted sales price as of the close of the New York Stock Exchange on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term instruments having less than 60 days to maturity are valued at amortized cost which approximates market value, which has been determined by the Board of Trustees to represent a fair value of each Fund's investments. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from the net investment income of the Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income and Balanced Allocation Funds are declared and paid quarterly; dividends from net investment income of the International

[ARROW GRAPHIC OMITTED]
                          NOTES TO FINANCIAL STATEMENTS

Equity, Small Cap Value and Small Cap Growth Funds are declared and paid annually. With respect to the International Equity, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income and Balanced Allocation Funds, net investment income for dividend purposes consists of dividends, interest income, and discounts earned (including both original issue and market discount), less amortization of any market premiums and accrued expenses. Dividends from the net investment income of the Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market, Government Money Market, and Treasury Money Market Funds are declared daily and paid no later than five business days after the end of the month. Net investment income of the Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Money Market, Government Money Market, and Treasury Money Market Funds consists of dividend and interest income, discount earned (including both original issue and market discount), less amortization of any market premiums and accrued expenses. Net investment income of the Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, and Tax Exempt Money Market Funds consists of interest accrued, original issue discount earned, less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually for all the Funds.

   FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify or continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

   The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, foreign currency gains and losses and the "mark to market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. On the Statement of Net Assets the following adjustments were made:

                        ACCUMULATED   UNDISTRIBUTED
                       NET REALIZED  NET INVESTMENT    PAID-IN-
                        GAIN (LOSS)      INCOME        CAPITAL
FUND                       (000)          (000)         (000)
----                   ------------  --------------    ---------
Small Cap Growth             $--       $    182        $   (182)
Equity Growth               (163)         1,693          (1,530)
Core Equity                  (22)           189            (167)
Bond                          10             (1)             (9)
Intermediate Bond            (80)            84              (4)
Tax Exempt Money
    Market                   (11)           (77)             88
Money Market                   3             --              (3)
Treasury Money
    Market                  (107)           107              --

   ORGANIZATION COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses incurred through June 30, 1998, are being amortized on a straight-line basis over a period of five years from the date of commencement of operations.

   FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

   FORWARD FOREIGN CURRENCY CONTRACTS: The International Equity Fund enters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized

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                          NOTES TO FINANCIAL STATEMENTS

gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. At May 31, 1999 forward foreign currency contracts outstanding were as follows:

               CONTRACTS TO                               UNREALIZED
                (DELIVER)/     IN EXCHANGE               APPRECIATION
                  RECEIVE          FOR      SETTLEMENT   (DEPRECIATION)
                   (000)          (000)        DATE          (000)
                -----------    -----------  -----------  -------------
             JP (2,000,000)     $(17,495)     04/03/00        $616
JP--Japanese Yen

   FUTURES CONTRACTS: Certain of the Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contact is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

   Financial futures contracts open at May 31, 1999 were as follows:

                       NUMBER     NOTIONAL                     UNREALIZED
                         OF      COST AMOUNT    EXPIRATION    GAIN/(LOSS)
FUND                  CONTRACTS    (000)           DATE          (000)
-----------           ---------  -----------    -----------   -----------
Small Cap Growth -
    Russell 2000
     Futures              56       $11,371         Jun-99         $973
Equity Index -
    S&P 500
     Futures              28           918         Jun-99         (104)

   MORTGAGE DOLLAR ROLLS: For the purpose of enhancing the Fund's yield, the GNMA Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and maintains liquid high-grade securities in an amount at least equal to its commitment to repurchase.

   REPURCHASE AGREEMENTS: Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.

3. INVESTMENT ADVISER, DISTRIBUTION FEES AND OTHER RELATED PARTY TRANSACTIONS Fees paid by the Trust pursuant to the Advisory Agreements with National City
Investment Management Company (the "Adviser"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may from time to time waive its fees payable by the Funds. At May 31, 1999, advisory fees accrued and unpaid amounted to:

                                           ANNUAL
                                            RATE       (000)
                                         ---------- ----------
International Equity Fund...............     1.15%      $208
Small Cap Value Fund....................     1.00%       246
Small Cap Growth Fund...................     1.00%        70
Equity Growth Fund......................     0.75%       926
Tax Managed Equity Fund.................     0.75%        83
Core Equity Fund........................     0.75%       254
Equity Index Fund.......................     0.35%        --
Equity Income Fund......................     0.75%       358
Balanced Allocation Fund................     0.75%        53
Total Return Advantage Fund.............     0.55%        69
Bond Fund...............................     0.55%       373
Intermediate Bond Fund..................     0.55%       113
GNMA Fund...............................     0.55%        44
Enhanced Income Fund....................     0.45%        22
Ohio Tax Exempt Fund....................     0.55%        64
Pennsylvania Municipal Fund.............     0.55%         7
National Tax Exempt Fund................     0.55%        19
Ohio Municipal Money Market Fund........     0.35%        15
Pennsylvania Tax Exempt Money
   Market Fund..........................     0.40%        17
Tax Exempt Money Market Fund............     0.35%        81
Money Market Fund.......................     0.35%       772
Government Money Market Fund............     0.35%       354
Treasury Money Market Fund..............     0.30%        87

[ARROW GRAPHIC OMITTED]
                          NOTES TO FINANCIAL STATEMENTS


   During the fiscal year ended May 31, 1998, the Adviser contributed $466,000 to the Equity Growth Fund to offset the Fund's realized loss incurred on the sale of a Standard & Poor's Depository Receipt.

   National Asset Management Corporation serves as investment sub-adviser (the "Sub Adviser") to the Core Equity and Total Return Advantage Funds. No fees are paid to the Sub-Adviser directly from the Trust.

   Wellington Management Company, LLP served, prior to August 1, 1998, as the investment sub-adviser to the Small Cap Growth Fund. No fees were paid to the sub-adviser directly from the Trust.

   The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A and B shares in the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A or B shares in consideration for payment, listed in the table below, on an annual basis of the net asset value of the Class A or B shares.
                                                    ANNUAL
                                                     RATE
                                                  ----------
International Equity Fund.......................     0.25%
Small Cap Value Fund............................     0.25%
Small Cap Growth Fund...........................     0.25%
Equity Growth Fund..............................     0.25%
Tax Managed Equity Fund.........................     0.25%
Core Equity Fund................................     0.25%
Equity Index Fund...............................     0.25%
Equity Income Fund..............................     0.25%
Balanced Allocation Fund........................     0.25%
Total Return Advantage Fund.....................     0.25%
Bond Fund.......................................     0.25%
Intermediate Bond Fund..........................     0.25%
GNMA Fund.......................................     0.25%
Enhanced Income Fund............................     0.10%
Ohio Tax Exempt Fund............................     0.10%
Pennsylvania Municipal Fund.....................     0.10%
National Tax Exempt Fund........................     0.10%
Ohio Municipal Money Market Fund................     0.15%
Pennsylvania Tax Exempt Money Market Fund.......     0.15%
Tax Exempt Money Market Fund....................     0.15%
Money Market Fund...............................     0.15%
Government Money Market Fund....................     0.15%
Treasury Money Market Fund......................     0.15%

   National City Bank serves as the Fund's Custodian.

   The Trust and SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company ("SEI" or the "Distributor") are parties to a distribution agreement dated May 1, 1998. The Distributor receives no fees for its distribution services under this agreement. The Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services. The Class I and Class A shares are subject to a fee not to exceed .10% per annum of the average net assets of its Class I and Class A shares. Currently the funds pay a fee equal to .04% per annum, except Equity Index, Total Return Advantage, Enhanced Income and Pennsylvania Municipal Fund, which are currently waiving their full fee. The Class B shares of the Trust pays the Distributor up to .75% per annum of the average net assets for the same services provided to the Class I and Class A shares.
   Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Adviser, Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.
   Expenses paid for the period ended May 31, 1999, include legal fees of $687,000 paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.
   The Trust and SEI Investments Mutual Funds Services (the "Administrator") are parties to an Administration Agreement dated May 1, 1998, under which the Administrator provides administrative services for an annual fee of 0.07% of the aggregate average daily net assets of the Funds up to the first eighteen billion and 0.06% of the aggregate average daily net assets of the Funds over eighteen billion.

4.  INVESTMENTS
   During the year ended May 31, 1999, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                  PURCHASES (000)     SALES (000)
                                  --------------     -------------
 International Equity Fund.....    $  189,374          $ 126,989
 Small Cap Value Fund..........       199,967            201,002
 Small Cap Growth Fund.........       117,391             89,069
 Equity Growth Fund............     1,228,343            636,089
 Tax Managed Equity Fund.......        14,142             11,674
 Core Equity Fund..............        60,792             53,687
 Equity Index Fund.............       243,329             14,551
 Equity Income Fund............       165,339             77,374
 Balanced Allocation Fund......        88,798             27,315

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                          NOTES TO FINANCIAL STATEMENTS

                                  PURCHASES (000)  SALES (000)
                                  --------------   -----------
 Total Return Advantage Fund...      $175,553       $119,909
 Bond Fund.....................       258,785        589,003
 Intermediate Bond Fund........       362,936        270,186
 GNMA Fund.....................        17,333         11,795
 Enhanced Income Fund..........        69,945         45,558
 Ohio Tax Exempt Fund..........        79,668         35,878
 Pennsylvania Municipal Fund...         7,126          5,505
 National Tax Exempt Fund......        24,649         21,401

   Purchases and sales of long-term U.S. government obligations were:

                                  PURCHASES (000)  SALES (000)
                                  --------------   ----------
 Balanced Allocation Fund......    $   59,799      $   43,163
 Total Return Advantage Fund...       306,755         316,698
 Bond Fund.....................     1,600,245       1,060,096
 Intermediate Bond Fund........       372,008         373,621
 GNMA Fund.....................        73,969          59,304
 Enhanced Income Fund..........        59,693          79,246

   As of May 31, 1999, the following funds have capital loss carryforwards:

                                    AMOUNT         EXPIRATION
FUND                                 (000)            DATE
                                   ----------     -------------
 International Equity..........     $6,578         2006-2007
 Small Cap Value...............      3,560              2007
 Small Cap Growth..............      4,342              2007
 Equity Growth.................      1,032              2007
 Balanced Allocation...........        821              2007
 Pennsylvania Tax Exempt
   Money Market................         13         2003-2007
 Tax Exempt Money Market.......         26         2006-2007
 Money Market..................         11         2001-2007
 Government Money Market.......          2         2002-2006

   The Small Cap Value, Small Cap Growth, Balanced Allocation, Bond, GNMA and Enhanced Income Funds incurred losses in the amount of $5,454,834, $4,883,790, $754,303, $1,545,272, $3,893 and $90,861 from November 1, 1998 to May 31, 1999.
As permitted by tax regulations, the funds intend to elect to defer and treat these losses as arising in the fiscal year ending May 31, 2000.

   At May 31, 1999 the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at May 31, 1999, is as follows:

                                   AGGREGATE       AGGREGATE
                                     GROSS           GROSS
                                 APPRECIATION     DEPRECIATION        NET
                                     (000)           (000)           (000)
                                 --------------   ------------    ------------
International Equity Fund .....   $ 23,999          $ (5,844)       $ 18,155
Small Cap Value Fund ..........     37,384           (23,405)         13,979
Small Cap Growth Fund .........     10,325            (4,007)          6,318
Equity Growth Fund ............    360,805           (18,519)        342,286
Tax Managed Equity Fund .......    186,627              (294)        186,333
Core Equity Fund ..............     35,084            (1,416)         33,668
Equity Index Fund .............     26,559            (7,723)         18,836
Equity Income Fund ............    147,422            (9,292)        138,130
Balanced Allocation Fund ......      4,475            (2,207)          2,268
Total Return Advantage Fund ...      1,521            (7,052)         (5,531)
Bond Fund .....................      1,796           (16,132)        (14,336)
Intermediate Bond Fund ........        375            (6,102)         (5,727)
GNMA Fund .....................        759            (1,525)           (766)
Enhanced Income Fund ..........        142              (608)           (466)
Ohio Tax Exempt Fund ..........      5,237            (1,179)          4,058
Pennsylvania Municipal Fund ...      1,382              (129)          1,253
National Tax Exempt Fund ......      2,265              (536)          1,729

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                          NOTES TO FINANCIAL STATEMENTS

5.  SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Funds.

                                                                                             (000)
                                                          -----------------------------------------------------------------------
                                                                  CLASS I                    CLASS A                  CLASS B
                                                          ---------------------       -------------------      ------------------
                                                           YEAR         PERIOD         YEAR       PERIOD        YEAR      PERIOD
                                                           ENDED         ENDED         ENDED       ENDED        ENDED      ENDED
                                                          5/31/99       5/31/98       5/31/99     5/31/98      5/31/99    5/31/98
                                                          -------       -------       -------     -------      -------    -------
INTERNATIONAL EQUITY FUND*
Shares sold ...........................................     6,630        12,708          189          30            4         --
Shares reinvested .....................................         4            --           --          --           --         --
Shares repurchased ....................................      (901)         (185)        (110)         (4)          --         --
                                                          -------       -------       ------      ------       ------     ------
Net increase ..........................................     5,733        12,523           79          26            4         --
                                                          =======       =======       ======     =======       ======     ======
SMALL CAP VALUE FUND
Shares sold ...........................................     5,565         6,633          853         367           36         35
Shares reinvested .....................................     1,099         1,006           84          61            3         --
Shares repurchased ....................................    (4,939)       (2,710)        (757)        (71)          (4)       (31)
                                                          -------       -------       ------      ------       ------     ------
Net increase ..........................................     1,725         4,929          180         357           35          4
                                                          =======       =======       ======     =======       ======     ======
SMALL CAP GROWTH FUND*
Shares sold ...........................................     4,616         4,822           93          30           75          2
Shares reinvested .....................................        36             8            1          --           --         --
Shares repurchased ....................................    (1,409)         (170)         (14)         (2)         (61)        (2)
                                                          -------       -------       ------      ------       ------     ------
Net increase ..........................................     3,243         4,660           80          28           14         --
                                                          =======       =======       ======     =======       ======     ======
EQUITY GROWTH FUND
Shares sold ...........................................    55,653         5,311        6,417         225           59         14
Shares sold from common fund ..........................    11,713            --           --          --           --         --
Shares reinvested .....................................     1,893           839          182          44           --         --
Shares repurchased ....................................   (34,479)       (3,367)        (809)        (60)          (3)       (13)
                                                          -------       -------       ------      ------       ------     ------
Net increase ..........................................    34,780         2,783        5,790         209           56          1
                                                          =======       =======       ======     =======       ======     ======
TAX MANAGED EQUITY FUND**
Shares sold ...........................................     1,245           145          663           1          444          9
Shares sold from common fund ..........................     4,949        16,361           --          --           --         --
Shares reinvested .....................................        10            --           --          --           --         --
Shares repurchased ....................................    (2,301)         (507)         (60)         --           (9)        --
                                                          -------       -------       ------      ------       ------     ------
Net increase ..........................................     3,903        15,999          603           1          435          9
                                                          =======       =======       ======     =======       ======     ======
CORE EQUITY FUND*
Shares sold ...........................................       521        10,639          190          36           83          2
Shares reinvested .....................................       396            49            2          --            1         --
Shares repurchased ....................................       (64)         (952)        (102)         --           (3)        --
                                                          -------       -------       ------      ------       ------     ------
Net increase ..........................................       853         9,736           90          36           81          2
                                                          =======       =======       ======     =======       ======     ======

 *Fund commenced operations on August 1, 1997.
**Fund commenced operations on April 9, 1998.

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                          NOTES TO FINANCIAL STATEMENTS

                                                                                             (000)
                                                          -----------------------------------------------------------------------
                                                                  CLASS I                    CLASS A                  CLASS B
                                                          ---------------------       -------------------      ------------------
                                                          PERIOD         YEAR         PERIOD       YEAR        PERIOD      YEAR
                                                           ENDED         ENDED         ENDED       ENDED        ENDED      ENDED
                                                          5/31/99       5/31/98       5/31/99     5/31/98      5/31/99    5/31/98
                                                          -------       -------       -------     -------      -------    -------
EQUITY INDEX FUND*
Shares sold                                                25,795            --          400          --           --         --
Shares reinvested                                             113            --            1          --           --         --
Shares repurchased                                         (3,478)           --          (56)         --           --         --
                                                          -------       -------       ------      ------       ------     ------
Net increase                                               22,430            --          345          --           --         --
                                                          =======       =======       ======     =======       ======     ======
EQUITY INCOME FUND
Shares sold                                                 8,741         4,192          634         114           60          3
Shares sold from common fund                               12,893            --           --          --           --         --
Shares reinvested                                             443           353            7           2            1         --
Shares repurchased                                         (3,977)       (2,031)        (174)        (21)          (8)        (3)
                                                          -------       -------       ------      ------       ------     ------
Net increase                                               18,100         2,514          467          95           53         --
                                                          =======       =======       ======     =======       ======     ======
BALANCED ALLOCATION FUND*
Shares sold                                                10,709            --          173          --           38         --
Shares reinvested                                              90            --            1          --           --         --
Shares repurchased                                         (2,552)           --          (32)         --           (1)        --
                                                          -------       -------       ------      ------       ------     ------
Net increase                                                8,247            --          142          --           37         --
                                                          =======       =======       ======     =======       ======     ======
TOTAL RETURN ADVANTAGE FUND
Shares sold                                                 7,279         8,225          478          63           --         --
Shares reinvested                                           1,179           930           19          12           --         --
Shares repurchased                                         (4,461)       (6,481)         (90)       (232)          --         --
                                                          -------       -------       ------      ------       ------     ------
Net increase/(decrease)                                     3,997         2,674          407        (157)          --         --
                                                          =======       =======       ======     =======       ======     ======
BOND FUND
Shares sold                                                54,213         5,321          407          24           81          4
Shares sold from common fund                               42,948            --           --          --           --         --
Shares reinvested                                           1,144            11            5          --            3         --
Shares repurchased                                        (35,024)       (1,520)        (147)        (10)         (11)        (4)
                                                          -------       -------       ------      ------       ------     ------
Net increase                                               63,281         3,812          265          14           73         --
                                                          =======       =======       ======     =======       ======     ======
INTERMEDIATE BOND FUND
Shares sold                                                15,932        10,533          363         113           69          7
Shares sold from common fund                                6,642            --           --          --           --         --
Shares reinvested                                             503           178           18          17            1         --
Shares repurchased                                         (8,677)       (6,658)        (197)       (178)          (2)        (7)
                                                          -------       -------       ------      ------       ------     ------
Net increase/(decrease)                                    14,400         4,053          184         (48)          68         --
                                                          =======       =======       ======     =======       ======     ======
GNMA FUND
Shares sold                                                 2,788         2,751          146          51           --         --
Shares reinvested                                              46            15            6           1           --         --
Shares repurchased                                         (1,323)       (1,046)         (57)        (12)          --         --
                                                          -------       -------       ------      ------       ------     ------
Net increase                                                1,511         1,720           95          40           --         --
                                                          =======       =======       ======     =======       ======     ======

--------------
*FUND COMMENCED OPERATIONS ON JULY 10, 1998.

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                          NOTES TO FINANCIAL STATEMENTS

                                                                                             (000)
                                                          -----------------------------------------------------------------------
                                                                  CLASS I                    CLASS A                  CLASS B
                                                          ---------------------       -------------------      ------------------
                                                           YEAR         PERIOD         YEAR       PERIOD        YEAR      PERIOD
                                                           ENDED         ENDED         ENDED       ENDED        ENDED      ENDED
                                                          5/31/99       5/31/98       5/31/99     5/31/98      5/31/99    5/31/98
                                                          -------       -------       -------     -------      -------    -------
ENHANCED INCOME FUND
Shares sold                                               5,834           6,108          35          195           --         --
Shares reinvested                                           241             227           2           12           --         --
Shares repurchased                                       (5,959)         (5,302)        (37)        (356)          --         --
                                                         ------         -------       -----       ------       ------     ------
Net increase/(decrease)                                     116           1,033          --         (149)          --         --
                                                         ======         =======       =====       ======       ======     ======
OHIO TAX EXEMPT FUND
Shares sold                                               7,248           3,295         111           94           --         --
Shares sold from common fund                                 --           4,684          --           --           --         --
Shares reinvested                                            24              13          11           11           --         --
Shares repurchased                                       (3,518)         (1,545)        (49)         (68)          --         --
                                                         ------         -------       -----       ------       ------     ------
Net increase                                              3,754           6,447          73           37           --         --
                                                         ======         =======       =====       ======       ======     ======
PENNSYLVANIA MUNICIPAL FUND
Shares sold                                                 605             649          11            6           --         --
Shares reinvested                                             4               2          --           --           --         --
Shares repurchased                                         (449)           (542)         (2)          (2)          --         --
                                                         ------         -------       -----       ------       ------     ------
Net increase                                                160             109           9            4           --         --
                                                         ======         =======       =====       ======       ======     ======
NATIONAL TAX EXEMPT FUND*
Shares sold                                               2,135             234         863           --           28         --
Shares sold from common fund                              2,165           7,894          --           --           --         --
Shares reinvested                                             6              --           6           --           --         --
Shares repurchased                                       (2,210)           (124)       (447)          --           --         --
                                                         ------         -------       -----       ------       ------     ------
Net increase                                              2,096           8,004         422           --           28         --
                                                         ======         =======       =====       ======       ======     ======

*FUND COMMENCED OPERATIONS ON APRIL 9, 1998.

   Since Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market, Government Money Market, and Treasury Money Market Funds have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments, and redemptions is the same as the amounts shown in the Statement of Changes in Net Assets.

--------------------------------------------------------------------------------
6.  COMMON TRUST FUND CONVERSIONS
   On October 9, 1998, the Fort Wayne Large Cap Equity Fund, Fort Wayne Equity Fund, Fort Wayne Income Fund, and Fort Wayne Tax Free Fund of National City Bank of Indiana (formerly, Fort Wayne National Bank) were converted into the Armada Tax Managed Equity Fund, Armada Tax Managed Equity Fund, Armada Intermediate Bond Fund and Armada National Tax Exempt Fund, respectively. The assets, which consisted of securities and related receivables, were converted on a tax-free basis at the respective Armada Fund's current day net asset value. At the time of the conversion, 3,582,852 of Class I shares of the Armada Tax Managed Equity Fund, 1,366,366 of Class I shares of the Armada Tax Managed Equity Fund, 6,642,146 of Class I shares of the Armada Intermediate Bond Fund and 2,165,202 of Class I shares of the Armada National Tax Exempt Fund were issued. The net assets of the Fort Wayne Large Cap Equity Fund, Fort Wayne Equity Fund, Fort Wayne Income Fund, and Fort Wayne Tax Free Fund immediately before the conversion were $33,678,806, $12,843,563, $71,602,332 and $22,085,062, respectively, which included unrealized appreciation of $3,966,820, $5,917,249, $1,094,445 and $588,915, respectively.

   On August 14, 1998, the National City Fixed Income Fund for Personal Trusts of National City Bank was converted into the Armada Bond Fund. The assets which consisted of securities and related receivables, were converted on a tax-free basis at the respective Armada Fund's current day net asset value. At the time of this conversion, 42,948,272 of Class I shares of the Armada Bond Fund were issued. The net assets of the National City Fixed Income Fund for Personal Trusts immediately before the conversion were $444,085,137 which included unrealized appreciation of $7,241,615.

   On August 7, 1998, the National City Equity Fund for Personal Trusts #1 and the National City Income Equity Fund for Personal Trusts #1 of National City Bank were converted into the Armada Equity Growth and Armada Equity Income Funds, respectively. The assets, which consisted of securities and related receivables, were converted on a tax-free basis at the respective Armada Fund's current day net asset value. At the time of the conversion, 11,712,500 of Class I shares of the Armada Equity Growth Fund and 12,892,934 of Class I shares of the Armada Equity Income Fund were issued. The net assets of the National City

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                          NOTES TO FINANCIAL STATEMENTS

Equity Fund for Personal Trusts #1 and National City Income Equity Fund for Personal Trusts #1 immediately before the conversion were $257,675,010 and $212,346,617, respectively, which included unrealized appreciation of $102,201,766 and $51,916,108, respectively.

   On April 9, 1998, the National City Personal Trust Tax Exempt Fund of National City Bank was converted into the Armada National Tax Exempt Fund. The assets, which consisted of securities and related receivables, were converted on a tax-free basis at the respective Armada Fund's current day net asset value. At the time of the conversion, 7,894,277 of Class I shares of the Armada National Tax Exempt Fund were issued. The net assets of the National City Personal Trust Tax Exempt Fund immediately before the conversion were $78,942,768, which included unrealized appreciation of $1,718,900.

   On April 9, 1998, the National City Personal Trust Equity Fund #2 of National City Bank was converted into the Armada Tax Managed Equity Fund. The assets which consisted of securities and related receivables, were converted on a tax-free basis at the respective Armada Fund's current day net asset value. At the time of the conversion, 16,361,494 of Class I shares of the Armada Tax Managed Equity Fund were issued. The net assets of the National City Personal Trust Equity Fund #2 immediately before the conversion were $163,614,941 which included unrealized appreciation of $129,709,103.

   On March 6, 1998, the National City Ohio Tax Exempt Fund of National City Bank was converted into the Armada Ohio Tax Exempt Fund. The assets, which consisted of securities and related receivables, were converted on a tax free basis at the respective Armada Fund's current day net asset value. At the time of the conversion, 4,684,047 of Class I shares of the Armada Ohio Tax Exempt Fund were issued. The net assets of the National City Ohio Tax Exempt Fund immediately before the conversion were $51,852,399, which included unrealized appreciation of $2,009,105.

 7. MARKET AND CREDIT RISK

   Some countries in which the International Equity Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

   The Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, and Enhanced Income Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid.

   Each Fund, other than Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market, Government Money Market, and Treasury Money Market Funds may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market, Government Money Market, and Treasury Money Market Funds may each invest up to 10% of total assets in illiquid securities. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

   The Ohio Tax Exempt, Pennsylvania Municipal, Ohio Municipal Money Market and the Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The National Tax Exempt and the Tax Exempt Money Market Funds follow an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, and the Tax Exempt Money Market Funds.

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                          NOTES TO FINANCIAL STATEMENTS

   Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Statement of Net Assets.
   The Funds invest in securities that include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At May 31, 1999, the percentage of portfolio investments by each revenue source were as follows:

                               OHIO                       NATIONAL
                                TAX      PENNSYLVANIA       TAX
                              EXEMPT       MUNICIPAL       EXEMPT
Revenue Bonds:                ------     ------------     --------
   Education ...............     9%           20%             9%
   Hospital/Nursing Homes ..    11             7              1
   Housing .................     1            --              1
   Industrial Development ..     1             4              2
   Pollution Control .......     1            --              4
   Public Facilities .......     6             2              6
   Transportation ..........     3             4             12
   Utilities ...............    13            20             18
   Other ...................     2             9              9
General Obligations: .......    51            34             38
Anticipation Notes: ........     2            --             --
                              ------     ------------     --------
                               100%          100%           100%

   The rating of long-term debt as a percentage of total value of investments at May 31, 1999, is as follows:

                               OHIO                       NATIONAL
     STANDARD & POOR'S/         TAX      PENNSYLVANIA       TAX
       MOODY'S RATINGS        EXEMPT       MUNICIPAL       EXEMPT
       ---------------        ------     ------------     --------
          AAA/Aaa               60%           78%           52%
           AA/Aa                30            21            38
            A/A                  7            --            10
          BBB/Baa                1            --            --
            NR                   2             1            --
                              ------     ------------     --------
                               100%          100%           100%

   Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.

8.  SECURITIES LENDING

   The Funds may participate in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury Obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's ratings group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the funds, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan, and related collateral received at May 31, 1999, and income generated for the period ended May 31, 1999 were as follows:

                               MARKET VALUE     MARKET
                               OF SECURITIES    VALUE OF
                                  ON LOAN     COLLATERAL   INCOME
   FUND                            (000)         (000)      (000)
   -------                     -------------  ----------   ------
Small Cap Growth Fund             $ 7,939       $ 7,939      $ 3
Small Cap Value Fund               23,406        23,406        4
Equity Growth Fund                 75,999        75,999       15
Tax Managed Equity Fund            13,241        13,241        3
Core Equity Fund                   13,459        13,459        1
Equity Index Fund                  15,856        15,856        2
Equity Income Fund                 70,819        70,819       30
Balanced Allocation Fund            9,313         9,313        1
Total Return Advantage Fund        71,854        71,854        5
Bond Fund                         137,190       137,190       13
Intermediate Bond Fund             74,717        74,717        9
Enhanced Income Fund                6,785         6,785      590

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                                      NOTES

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                                      NOTES

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                                      NOTES

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